UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/29/24

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Funds Trust

BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon Asset Allocation Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2023, through February 29, 2024, as provided by John C. Bailer, Brian C. Ferguson, and Keith Howell, Portfolio Managers of Newton Investment Management North America, LLC (NIMNA), the fund’s sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Income Stock Fund’s (the “fund”) Class M shares produced a total return of 7.57%, Investor shares produced a total return of 7.39%, Class A shares produced a total return of 7.41%, Class C shares produced a total return of 6.93%, Class I shares produced a total return of 7.42% and Class Y shares produced a total return of 7.45%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 5.40% for the same period.2

Income-oriented stocks performed well as investors began to anticipate interest-rate reductions by the Federal Reserve (the “Fed”). The fund outperformed the Index mostly due to favorable security selection.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Fed would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven,” including Microsoft, Google, Apple and other mega-cap, growth-oriented companies.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

The Fed’s change in tone became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing.” In aggregate, these gains far outweighed the losses experienced in October, and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing.” But the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Performance Aided Largely by Stock Selection

The fund’s outperformance versus the Index benefited mainly from stock selection decisions, with asset allocations also contributing somewhat. The financials sector was the leading performer. Shares of JP Morgan Chase & Co. were the leading contributor as the bank has continued to gain market share and has seen its net interest margins expand as a result of higher interest rates. Shares of insurance companies, which also benefit from higher interest rates, were also advantageous. The Allstate Corp., in particular, performed well, gaining from higher auto insurance premiums, which produced stronger profit margins. The utilities sector also contributed, where a position in Constellation Energy Corp., the largest owner and operator of nuclear power plants, was advantageous. The company is benefiting from incentives passed in the 2022 Inflation Reduction Act and from the growth of artificial intelligence, which requires energy-hungry data centers. The materials sector contributed positively as well. A position in CRH PLC., a construction materials company, continues to capitalize on the onshoring trend, which is resulting in large construction projects.

On a less positive note, positions in the consumer discretionary and energy sectors detracted from performance. In the consumer discretionary sector the fund’s position in International Game Technology PLC., a maker of slot machines and provider of lottery services declined. The company is attempting to sell its slot machine business and is facing some uncertainty regarding the renewal of its contract for the lottery in Italy. In the energy sector, shares of EQT Corp., a leading producer of natural gas, were hurt by lower natural gas prices stemming from a winter that has been milder than anticipated.

An Uncertain Outlook

We view the economic environment as highly uncertain. While the economy has been stronger than expected, signs of weakness have begun to appear. In addition, the yield curve remains inverted, and this typically signals future economic weakness.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Accordingly, we are positioned to benefit from companies that will hold up in a weaker economic environment.

In this environment, we remain focused on high-quality companies with strong balance sheets and less need to refinance existing debt. On the other hand, we are also positioned to capitalize on a higher-rate environment. We particularly see opportunities among insurance companies, which typically benefit from higher interest rates.

In addition, some companies are likely to benefit from secular trends such as continued spending on infrastructure. Regardless of election results in November 2024, infrastructure spending is likely to continue, and we are positioned to capitalize on this trend.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, for Class A, Class C, Class I and Class Y, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

For the period from September 1, 2023, through February 29, 2024, as provided by Alicia Levine of BNY Mellon Investment Adviser, Primary Portfolio Manager responsible for investment allocation decisions.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Mid Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of 11.32%, and Investor shares produced a total return of 11.21%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 11.53% for the reporting period.2 The Russell Midcap® Growth Index and Russell Midcap® Value Index, the fund’s secondary benchmarks, produced total returns of 16.53% and 9.49%, respectively, for the same period.3,4

Mid-cap stocks gained ground over the reporting period as inflation eased and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening program. The fund lagged the Index due to underperformance by three of the underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Fed would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence (“AI”) also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven,” including Microsoft, Google, Apple and other mega-cap, growth-oriented companies.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This change in tone from the Fed became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing.” In aggregate, these gains far outweighed the losses experienced in October and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing.” But the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

Performance Drivers Mixed

The fund’s overweight to the growth category, which outperformed the benchmark by ~5%, was hindered by manager underperformance during the period. The value strategies outperformed their respective benchmark and the overall mid-cap index but contribution to the portfolio’s active return was limited by the underweight. The fund’s overweight to the tax-sensitive strategy outperformed the benchmark and was a positive contributor to outperformance.

A Positive Outlook

We remain constructive on the outlook and think recession odds have decreased since the beginning of the year. A number of factors support this view. Corporate America appears to be in good financial health as the economy has outperformed expectations even as interest rates have increased. The stronger-than-expected economic growth suggests that the economy is less sensitive to higher interest rates than in the past.

In addition, we expect U.S. economic leadership to persist, particularly regarding AI, and, in fact, AI may already be having a positive effect on productivity. As a result, the odds of a “no landing” scenario, that is, continued expansion that avoids both the “hard landing” of a recession and the “soft landing” of a slowdown, appear to be increasing. Moreover, because an incumbent president is running for re-election, historical data suggest that the market will perform well in this election year. When an incumbent runs for re-election, returns average around 14%, easily beating the roughly flat performance that occurs when an incumbent does not run.

Some risks to this scenario exist, however. These include a softening in the job market and an inflationary environment that remains stickier than expected. Inflation could persist, particularly if housing prices continue to rise. Alternatively, the high level of debt service at the federal level could drive spending lower, potentially hindering economic growth. In addition, the precarious status of the commercial real estate market could affect regional banks. Finally, markets could be

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

derailed by geopolitical risks, including Ukraine, the Middle East and other hotspots.

Nevertheless, on balance, we think markets will finish the year higher, though there could be some interim consolidation, given the run-up over the last year and expectations for higher interest rates.

Given this environment, we are maintaining a bias in favor of domestic, large-cap stocks as U.S. outperformance is expected to continue. In fact, while cash remains relatively attractive, we believe that given the likelihood of the Fed easing in 2024-2025, cash is likely to underperform. In fact, history shows that staying in cash doesn’t work over the long run, while staying invested and diversified does.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value® Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

6

For the period of September 1, 2023, through February 29, 2024, as provided by Alicia Levine of BNY Mellon Investment Adviser, Inc., Primary Portfolio Manager responsible for investment allocation decisions.

Fund and Market Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Small Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of 1.63%, and Investor shares produced a total return of 1.47%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 8.97% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 10.21% and 7.70%, respectively, for the same period.3,4

Small-cap stocks gained ground over the reporting period as inflation eased and investors began to anticipate the end of the Federal Reserve’s (the “Fed) monetary tightening program. The fund lagged the Index, primarily due to the underperformance of the fund’s underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Fed would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence (“AI”) also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven,” including Microsoft, Google, Apple and other mega-cap, growth-oriented companies.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This change of tone from the Fed became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing.” In aggregate, these gains far outweighed the losses experienced in October and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing.” But the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Underlying Funds Hindered Performance

All three underlying funds detracted from relative performance. The primary detractor in the fund’s relative performance was the Small Cap Value Strategy, which subtracted 186 basis points (bps) from performance. An overweight to this category, however, helped to offset this effect somewhat. The Small Cap Opportunistic Strategy hampered returns as well, subtracting 180 bps from returns. The overweight to this category had a neutral effect. The Small Cap Growth Strategy also hampered relative returns, making a negative contribution of 73 bps. The decision to underweight this strategy also detracted from performance.

A Positive Outlook

We remain constructive on the outlook and think recession odds have decreased since the beginning of the year. A number of factors support this view. Corporate America appears to be in good financial health as the economy has outperformed expectations even as interest rates have increased. The stronger-than-expected economic growth suggests that the economy is less sensitive to higher interest rates than in the past.

In addition, we expect U.S. economic leadership to persist, particularly regarding AI, and, in fact, AI may already be having a positive effect on productivity. As a result, the odds of a “no landing” scenario, that is, continued expansion that avoids both the “hard landing” of a recession and the “soft landing” of a slowdown, appear to be increasing. Moreover, because an incumbent president is running for re-election, historical data suggest that the market will perform well in this election year. When an incumbent runs for re-election, returns average around 14%, easily beating the roughly flat performance that occurs when an incumbent does not run.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Some risks to this scenario exist, however. These include a softening in the job market and an inflationary environment that remains stickier than expected. Inflation could persist, particularly if housing prices continue to rise. Alternatively, the high level of debt service at the federal level could drive spending lower, potentially hindering economic growth. In addition, the precarious status of the commercial real estate market could affect regional banks. Finally, markets could be derailed by geopolitical risks, including Ukraine, the Middle East and other hotspots.

Nevertheless, on balance, we think markets will finish the year higher, though there could be some interim consolidation, given the run-up over the last year and expectations for higher interest rates.

Given this environment, we are maintaining a bias in favor of domestic, large-cap stocks as U.S. outperformance is expected to continue. In fact, while cash remains relatively attractive, we believe that given the likelihood of the Fed easing in 2024-2025, cash is likely to underperform. In fact, history shows that staying in cash doesn’t work over the long run, while staying invested and diversified does.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

8

For the period of September 1, 2023, through February 29, 2024, as provided by portfolio manager, James A. Lydotes, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon International Fund’s (the “fund”) Class M shares produced a total return of 6.21%, and Investor shares produced a total return of 6.06%.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a total return of 9.23% for the same period.2

International equity markets posted gains as inflation eased, and investors began to anticipate an easing of tight monetary policy. The fund lagged the Index primarily due to unfavorable stock selections.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies, organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Equities Post Solid Gains

Equities markets benefited from a stronger-than-expected economy, easing inflation and investor anticipation that the Federal Reserve (the “Fed”) would begin cutting interest rates sometime in 2024. Strong interest in artificial intelligence (“AI”) also provided support. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent Seven,” including Microsoft, Google, Apple and other mega-cap, growth-oriented companies.

The fourth quarter of 2023 started with a continuation of concerns about stronger-than-expected employment and growth data, coupled with inflation that remained slightly higher than anticipated, suggesting that the economy was running too hot. This pushed yields on Treasury bonds markedly higher. However, equities rebounded at the end of October on the back of sharply falling government bond yields, which were driven in part by lower inflation data for October and November. But a marked change in tone from the Fed also contributed, steering investors away from expectations of interest rates staying “higher for longer” and toward anticipating rate cuts in the first half of 2024.

This change of tone from the Fed became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of achieving the “soft landing.” In aggregate, these gains far outweighed the losses experienced in October, and thus resulted in robust returns from equity markets over the quarter.

The market’s sector skew was undoubtedly beneficial, given the renewed vigor of technology, its largest exposure, in an environment of falling discount rates. However, the final two months of the year witnessed a broadening out of the performance contribution, both in terms of sectors and market capitalization.

Stocks continued to rise early in 2024, supported by strong economic data and the increasing likelihood that the Fed would achieve a “soft landing.” But the yield curve remained inverted, suggesting that the much-anticipated recession was still on the table.

While growth stocks performed well during the period, income-oriented stocks were hampered somewhat by a concern that interest-rate cuts by the Fed would be postponed until the second half of 2024. The November presidential election also figured into considerations, as investors believed the Fed would want to avoid appearing to be influenced by political considerations, potentially resulting in a delay in rate cuts.

Stock Selection Drove Results

The fund lagged the Index due primarily to unfavorable stock selection. Selections in the health care and consumer discretionary sectors were a key to the relative underperformance. In health care, Bayer AG experienced a large failure in its drug pipeline, which left investors more skeptical about the company’s ability to manage through their planned restructuring. In addition, the company cut its dividend to focus on deleveraging the balance sheet. Given the continued enthusiasm around Ozempic and other GLP1 drugs for Type-2 diabetes, our lack of exposure there also negatively affected performance. Our performance in the consumer discretionary sector was hurt by a position in UK fashion retailer Burberry Group PLC. The company is managing through a restructuring, and that has taken longer than expected, which further pressured the shares over the last six months. Geographically, the worst-performing markets were Germany and the UK.

Positive contributors included stock selections in the materials and information technology sectors. In materials, a large and new position in CRH contributed. CRH, an Ireland-based building materials company, changed its primary exchange listing to the U.S. in an attempt to raise the profile of the business and to reflect its large exposure to that market. This resulted in a sizable rerating of the stock, which helped performance over the period. In information technology, strong performance by Japanese semiconductor equipment manufacturer Tokyo Electron Ltd. drove the outperformance in this sector over the period. The AI narrative continues to attract capital into the sector, and Tokyo Electron Ltd. should be very well positioned given their product lineup. Geographically, the best-performing markets were Ireland and Japan.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

An Optimistic Outlook for International Stocks

The outlook for international equities continues to be very strong. We are nearly through the winter season, and like last year, the mild winter has been a benefit by helping to ease inflationary pressures on both the consumer and the industrial complex. In addition, with valuation levels remaining supportive in the region, we think this should be one of the biggest drivers of a value-driven market as the year progresses.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

10

For the period from September 1, 2023, through February 29, 2024, as provided by Liliana Castillo Dearth and Alex Khosla, portfolio managers, of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Emerging Markets Fund’s (the “fund”) Class M shares produced a total return of 4.26%, and Investor shares produced a total return of 4.02%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 4.93% for the same period.2

Emerging markets (EM) were quite volatile over the reporting period as investor sentiment rotated between expecting interest rates to stay “higher for longer” to anticipating rate cuts in the first half of 2024 and the prospect of achieving the preferred “soft landing.” In aggregate, the gains outweighed the losses, resulting in solid returns from global and emerging equity markets over the period. Many of the greatest gains among emerging markets came from Latin America and Indian stocks. China experienced a loss during the period, owing to continued market skepticism on the country’s economic recovery. The fund underperformed the Index. While the fund benefited mostly from stock selections in the information technology and communication services sectors, selection in financials detracted.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging-markets countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case, at least five different) emerging-markets countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Inflation and China Influence Markets

EM stocks experienced volatility during the six-month reporting period, largely in response to inflation, U.S. Federal Reserve (the “Fed”) policy and Treasury bond yields. China also exerted some influence. But the Index finished higher for the period.

The early part of the period played out in two distinct phases. The first phase, comprising September and the majority of October 2023, witnessed equity market weakness, as stronger-than-expected U.S. employment and growth data, coupled with persistent inflation, suggested the U.S. economy was running too hot. This pushed yields on U.S. Treasury bonds markedly higher. In contrast, the second phase witnessed a dramatic rebound in equities on the back of sharply falling government bond yields. Lower inflation prints for October and November 2023 undoubtedly played a role in pushing yields down, as did the U.S. Treasury’s decision to focus issuance on short-dated maturities. However, a marked change in tone from the Fed steered investors away from expectations that interest rates would stay “higher for longer” and toward anticipating rate cuts in the first half of 2024. This became the chief catalyst for the equity market’s rally in the final few weeks of 2023, and heralded the prospect of achieving the much-favored “soft landing.” In aggregate, these gains far outweighed the losses experienced in October, resulting in robust returns from global and emerging equity markets over the quarter. Many of the greatest EM gains came from Latin America, following the Fed’s dovish pivot, and India, where investors were encouraged by favorable state election results. China experienced a loss during the quarter, owing to continued market skepticism on the economic recovery, as well as further regulatory uncertainty on gaming companies.

The new year started weakly, as negative sentiment pervaded, but losses in January 2024 were reversed in February, as emerging markets joined developed markets in registering a strong return over the month. Despite diminished expectations of an interest-rate cut in March, robust economic data and corporate earnings growth — particularly in the U.S. — boosted investor sentiment. EM-specific help came from China, with some positive consumer data around the lunar New Year and expectations of stimulus announcements from the National People’s Congress in March to address weakness in equity and property markets. The South Korean market was lifted by the government’s “Corporate Value-up Program,” which focuses on improving corporate governance and shareholder returns.

Performance Hindered by Stock Selection

The fund’s performance was hindered primarily by stock selections in the financials sector. While the fund enjoyed positive contributions from Grupo Financiero Banorte SAB de CV and Bank Mandiri Persero Tbk PT, this was outweighed by other selections. India’s HDFC Bank Ltd. struggled over the period as a tighter liquidity environment contributed to sluggish deposit growth. Hong Kong insurer AIA Group Ltd. underperformed as higher U.S. interest rates, China’s weak economic recovery and turmoil for the Hong Kong’s property sector affected sentiment for the stock. The fund’s lack of exposure to Hong Kong Exchanges & Clearing was a further detractor.

On a more positive note, contributions from the information technology and communication services sectors were led by Taiwanese fabless semiconductor design company, MediaTek, Inc. The company announced progress in potential opportunities on edge artificial intelligence (AI) and revealed a double-digit, quarter-over-quarter increase in revenues and profits due to the bottoming and recovery of demand from the smart phone market. The position in ASML Holdings NV outperformed as well. Given its leadership position in extreme ultraviolet lithography and dominant position in the semiconductor supply chain, it was viewed as a business that is well-positioned as a beneficiary of AI demand. India’s Info Edge India Ltd. also performed well on confidence that an improvement in the global macroeconomic outlook would lead to a recovery in IT hiring, while strength in non-IT recruitment should offset near-term weakness. Weighing against this was the

11

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

holding in battery maker Samsung SDI Co. Ltd., which underperformed on concerns about weakening sales of electric vehicles. Chinese technology company, Kingdee International Software Group Co. Ltd. also underperformed on concerns about decreasing demand.

In the consumer discretionary sector, performance was mixed, with gains edging out losses. Food services platform Zomato Ltd. performed well, with its quarterly numbers revealing that its operating margin had reached breakeven point on a consolidated basis. An underweight in Alibaba Group Holding Ltd. was also a contributor, as its share price fell with the announcement that plans to spin off its cloud computing unit had been cancelled. Offsetting some of the gains was Chinese food-delivery platform Meituan, which warned of a slowdown in demand for its services. Shares of fast-food restaurant company Yum China Holdings, Inc. fell sharply after reporting softening consumer demand, but losses were pared in the last month of the review period, with Yum’s latest quarterly sales and earnings coming in ahead of estimates.

Attractive Opportunities in the Consumer Staples and Industrial Sectors

As long-term investors, we are excited about the prospects for emerging markets. In our opinion, the challenges of the last decade have also brought significant innovation in products and services across the region. The fund has exposure to companies with potential for strong, sustainable returns and long growth runways, either addressing evolving domestic needs or taking a share of global industries. Current valuations look compelling versus developed markets or, in some cases, versus their own history.

On a sector basis, the fund is most overweight in the consumer staples and industrials sectors. We are positive about the strong economic backdrop, which should benefit from nearshoring and a young and growing population. In addition, minimum wages are up strongly, and remittances income remains robust.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

12

For the period from September 1, 2023, through February 29, 2024, as provided by Alicia Levine of BNY Mellon Investment Adviser, Inc., Primary Portfolio Manager responsible for investment allocation decisions.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Asset Allocation Fund (the “fund”) produced a total return of 8.61% for Class M shares, and 8.42% for Investor shares.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 7.36% for the same period.2

Global equities and bonds gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) paused its program of interest-rate hikes, and economic growth remained positive. The fund outperformed the Index with positive attribution led by fixed income and then equity.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Investment Adviser, Inc. Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: large-cap equities, small-cap and mid-cap equities, developed international and global equities, emerging-markets equities, investment grade bonds, high yield bonds, emerging-markets debt, diversifying strategies and money market instruments.

BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on its investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Stocks and Bonds Gain Ground Amid Easing Inflation and Economic Growth

Stocks and bonds came under pressure in October 2023, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady throughout the reporting period at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Most other major global economies lagged, with higher rates of inflation and more modest levels of economic growth.

For the balance of the reporting period, risk-on sentiment prevailed within the equities market, with hopes for continued economic growth outweighing concerns regarding high interest rates and persistent inflation. Stocks trended higher on balance, largely driven by strong corporate earnings and optimism regarding developments in artificial intelligence (“AI”). Technology-related growth-oriented shares, particularly those leveraged to AI, tended to outperform their value-oriented counterparts. Bonds generally gained ground as well, with attractive yields driven by high interest rates. Corporate bonds generally outperformed government issues, with longer-duration instruments outperforming their shorter-duration counterparts, and lower-credit-quality issues, led by high yield, outperforming higher-credit-quality securities.

Fixed-Income Drives Relative Returns Followed by Equities

While most of the fund’s total gains were driven by equity positions, particularly in the large-cap and mid-cap blend categories, the contribution to relative returns was more balanced but led by fixed income. By style, positive active returns were driven by asset allocation led by domestic large blend equity followed by fixed income. From a manager selection perspective, the contribution from equity was negative and flat for fixed income.

Maintaining a Positive Outlook

As of February 29, 2024, our view of the markets is broadly positive. Corporate America appears financially healthy and resilient, and the economy seems less rate-sensitive due to the prior decade of zero rates. Developments in AI are likely to remain a significant force driving equity market gains. While inflation continues to slowly approach the Fed’s target, we see diminishing chances of recession and less risk of Fed actions surprising the market. We also note that markets have historically tended to outperform in election years when an incumbent is running for re-election. On the other hand, inflation remains sticky, particularly in the housing market. High levels of government debt servicing may drive spending lower, and the potential for contagion in the commercial real estate and banking industries remains present, along with unpredictable geopolitical risks.

Given this environment, our investment strategy team favors continuing to allocate the majority of the fund’s assets to equities, with a mild emphasis on large-cap blend and slightly underweight exposure to international developed and emerging markets. On the fixed-income side, the fund expects to maintain roughly market-weight exposure in most sectors, except for an

13

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

underweight position in emerging-markets debt. The fund also continues to find value in a modest diversifying allocation to alternatives.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.59	$5.88	$5.93	$9.83	$4.64	$4.64
Ending value (after expenses)	$1,075.70	$1,073.90	$1,074.10	$1,069.30	$1,074.20	$1,074.50
Annualized expense ratio (%)	.89	1.14	1.15	1.91	.90	.90
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.89	$6.20	-	-	-	-
Ending value (after expenses)	$1,113.20	$1,112.10	-	-	-	-
Annualized expense ratio (%)	.93	1.18	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.26	$6.46	-	-	-	-
Ending value (after expenses)	$1,016.30	$1,014.70	-	-	-	-
Annualized expense ratio (%)	1.05	1.29	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$4.51	$5.79	-	-	-	-
Ending value (after expenses)	$1,062.10	$1,060.60	-	-	-	-
Annualized expense ratio (%)	.88	1.13	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.40	$7.66	-	-	-	-
Ending value (after expenses)	$1,042.60	$1,040.20	-	-	-	-
Annualized expense ratio (%)	1.26	1.51	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.28	$3.58	-	-	-	-
Ending value (after expenses)	$1,086.10	$1,084.20	-	-	-	-
Annualized expense ratio (%)	.44	.69	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.47	$5.72	$5.77	$9.57	$4.52	$4.52
Ending value (after expenses)	$1,020.44	$1,019.19	$1,019.14	$1,015.37	$1,020.39	$1,020.39
Annualized expense ratio (%)	.89	1.14	1.15	1.91	.90	.90
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.67	$5.92	-	-	-	-
Ending value (after expenses)	$1,020.24	$1,019.00	-	-	-	-
Annualized expense ratio (%)	.93	1.18	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.27	$6.47	-	-	-	-
Ending value (after expenses)	$1,019.64	$1,018.45	-	-	-	-
Annualized expense ratio (%)	1.05	1.29	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$4.42	$5.67	-	-	-	-
Ending value (after expenses)	$1,020.49	$1,019.24	-	-	-	-
Annualized expense ratio (%)	.88	1.13	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.32	$7.57	-	-	-	-
Ending value (after expenses)	$1,018.60	$1,017.35	-	-	-	-
Annualized expense ratio (%)	1.26	1.51	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.21	$3.47	-	-	-	-
Ending value (after expenses)	$1,022.68	$1,021.43	-	-	-	-
Annualized expense ratio (%)	.44	.69	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS

February 29, 2024 (Unaudited)

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 97.5%
Automobiles & Components - 1.2%
General Motors Co.		73,746	3,022,111
Banks - 11.4%
Bank of America Corp.		92,399	3,189,613
Citigroup, Inc.		80,630	4,474,159
First Horizon Corp.		176,996	2,495,644
JPMorgan Chase & Co.		64,209	11,946,727
Truist Financial Corp.		83,835	2,932,548
U.S. Bancorp		91,919	3,856,921
			28,895,612
Capital Goods - 7.8%
Eaton Corp. PLC		10,274	2,969,186
Hubbell, Inc.		8,442	3,213,616
Johnson Controls International PLC		77,828	4,612,866
L3Harris Technologies, Inc.		30,129	6,377,104
Northrop Grumman Corp.		5,685	2,620,899
			19,793,671
Consumer Durables & Apparel - .8%
Levi Strauss & Co., Cl. A		108,678	1,974,679
Consumer Services - 5.0%
International Game Technology PLC		233,023	6,331,235
Las Vegas Sands Corp.		116,082	6,328,791
			12,660,026
Energy - 9.9%
Chevron Corp.		24,563	3,733,822
ConocoPhillips		40,053	4,507,565
Diamondback Energy, Inc.		17,147	3,129,670
EQT Corp.		96,452	3,583,192
Marathon Petroleum Corp.		11,663	1,973,729
Occidental Petroleum Corp.		58,270	3,531,745
Phillips 66		33,556	4,782,066
			25,241,789
Financial Services - 5.6%
CME Group, Inc.		23,838	5,252,703
The Goldman Sachs Group, Inc.		16,698	6,496,357
Voya Financial, Inc.		34,368	2,349,396
			14,098,456
Health Care Equipment & Services - 9.1%
Becton, Dickinson and Co.		30,579	7,202,883
Medtronic PLC		126,380	10,535,037
UnitedHealth Group, Inc.		10,959	5,409,362
			23,147,282
Household & Personal Products - 2.4%
Kenvue, Inc.		324,028	6,156,532
Insurance - 9.5%
American International Group, Inc.		48,179	3,511,767
Assurant, Inc.		21,331	3,870,510
RenaissanceRe Holdings Ltd.		24,210	5,442,892
The Allstate Corp.		36,499	5,822,320
The Progressive Corp.		10,118	1,917,968
Willis Towers Watson PLC		12,563	3,424,799
			23,990,256
Materials - 7.6%
CF Industries Holdings, Inc.		33,668	2,717,681
CRH PLC		101,975	8,597,512
Freeport-McMoRan, Inc.		99,311	3,754,949

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.5%(continued)
Materials - 7.6% (continued)
Newmont Corp.		132,202	4,131,313
			19,201,455
Media & Entertainment - 3.1%
Omnicom Group, Inc.		43,147	3,813,763
The Interpublic Group of Companies, Inc.		129,670	4,071,638
			7,885,401
Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
AbbVie, Inc.		49,610	8,733,841
Danaher Corp.		22,108	5,596,419
Sanofi SA, ADR		146,279	[a] 6,999,450
			21,329,710
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials, Inc.		29,211	5,889,522
Intel Corp.		73,868	3,180,017
			9,069,539
Software & Services - 1.5%
International Business Machines Corp.		20,325	3,760,735
Technology Hardware & Equipment - 2.5%
Cisco Systems, Inc.		130,521	6,313,301
Telecommunication Services - 3.7%
AT&T, Inc.		557,408	9,436,917
Transportation - 1.8%
FedEx Corp.		18,008	4,483,452
Utilities - 2.6%
Constellation Energy Corp.		26,409	4,448,596
Dominion Energy, Inc.		44,691	2,137,571
			6,586,167
Total Common Stocks(cost $208,718,115)			247,047,091
	1-Day Yield (%)
Investment Companies - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,123,083)	5.41	7,123,083	[b] 7,123,083
Total Investments (cost $215,841,198)		100.3%	254,170,174
Liabilities, Less Cash and Receivables		(.3%)	(853,988)
Net Assets		100.0%	253,316,186

ADR—American Depositary Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	26.4
Health Care	17.6
Energy	10.0
Industrials	9.6
Materials	7.6
Information Technology	7.5
Consumer Discretionary	7.0
Communication Services	6.8
Investment Companies	2.8
Utilities	2.6
Consumer Staples	2.4
100.3

† Based on net assets.

See notes to financial statements.

BNY Mellon Income Stock Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.8%	12,657,325	107,035,122	(112,569,364)	7,123,083	251,212
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	4,261,593	(4,261,593)	-	1,302	††
Total - 2.8%	12,657,325	111,296,715	(116,830,957)	7,123,083	252,514

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

18

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 94.2%
Automobiles & Components - .7%
Aptiv PLC	4,059	[a]	322,650
BorgWarner, Inc.	9,390		292,311
Gentex Corp.	69,030		2,521,666
Harley-Davidson, Inc.	39,138		1,419,535
Lear Corp.	6,989		959,939
Mobileye Global, Inc., Cl. A	88,782	[a]	2,261,278
Phinia, Inc.	1,878		64,265
Rivian Automotive, Inc., Cl. A	25,340	[a]	286,849
Thor Industries, Inc.	7,630		978,013
		9,106,506
Banks - 1.8%
Columbia Banking System, Inc.	3,160		57,196
Comerica, Inc.	1,175		58,022
Cullen/Frost Bankers, Inc.	4,574		496,325
East West Bancorp, Inc.	29,051		2,116,656
F.N.B. Corp.	43,090		574,821
Fifth Third Bancorp	97,918		3,362,504
First Citizens Bancshares, Inc., Cl. A	37		58,231
First Horizon Corp.	214,192		3,020,107
Huntington Bancshares, Inc.	200,149		2,609,943
KeyCorp	10,532		150,292
M&T Bank Corp.	3,655		510,750
NU Holdings Ltd., Cl. A	72,990	[a]	808,729
Popular, Inc.	58,389		4,885,992
Regions Financial Corp.	103,060		1,920,008
Synovus Financial Corp.	29,000		1,100,260
Webster Financial Corp.	23,827		1,135,118
Wintrust Financial Corp.	8,355		805,004
Zions Bancorp NA	16,875		665,381
		24,335,339
Capital Goods - 10.9%
Advanced Drainage Systems, Inc.	40,962		6,686,637
AECOM	17,410		1,546,530
Air Lease Corp.	5,575		223,558
Allegion PLC	22,110		2,827,206
AMETEK, Inc.	46,843		8,440,172
Atkore, Inc.	6,904		1,169,538
Axon Enterprise, Inc.	41,449	[a]	12,740,179
Builders FirstSource, Inc.	3,583	[a]	699,330
BWX Technologies, Inc.	18,315		1,846,701
Carrier Global Corp.	26,000		1,445,080
Cummins, Inc.	4,163		1,118,223
Curtiss-Wright Corp.	12,453		2,942,270
Donaldson Co., Inc.	14,855		1,063,915
Dover Corp.	14,817		2,450,435
Eaton Corp. PLC	2,889		834,921
Fastenal Co.	19,190		1,401,062
Ferguson PLC	10,249		2,167,151

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Capital Goods - 10.9% (continued)
Flowserve Corp.	3,645		154,256
Fortive Corp.	18,507		1,575,501
Fortune Brands Innovations, Inc.	21,032		1,710,743
Generac Holdings, Inc.	5,933	[a]	667,522
HEICO Corp., Cl. A	37,820		5,884,414
Hexcel Corp.	8,380		623,975
Howmet Aerospace, Inc.	46,978		3,126,386
Huntington Ingalls Industries, Inc.	13,870		4,044,769
IDEX Corp.	36,716		8,661,304
Ingersoll Rand, Inc.	24,925		2,276,400
ITT, Inc.	5,871		740,568
Johnson Controls International PLC	59,304		3,514,948
L3Harris Technologies, Inc.	6,793		1,437,806
Lincoln Electric Holdings, Inc.	5,858		1,503,163
Masco Corp.	57,630		4,423,679
MasTec, Inc.	2,525	[a]	190,537
MDU Resources Group, Inc.	8,735		189,375
Nordson Corp.	3,647		968,826
nVent Electric PLC	34,451		2,319,241
Otis Worldwide Corp.	13,580		1,294,174
Owens Corning	8,556		1,281,518
PACCAR, Inc.	26,962		2,989,816
Parker-Hannifin Corp.	16,939		9,069,988
Quanta Services, Inc.	15,037		3,631,586
Regal Rexnord Corp.	1,638		280,901
Resideo Technologies, Inc.	39,076	[a]	872,567
Rockwell Automation, Inc.	8,130		2,317,700
Snap-on, Inc.	3,450		951,027
Spirit AeroSystems Holdings, Inc., Cl. A	7,775	[a]	222,365
Stanley Black & Decker, Inc.	3,671		327,784
Sunrun, Inc.	6,815	[a]	82,053
Textron, Inc.	45,470		4,050,013
The Timken Company	12,925		1,085,571
Trane Technologies PLC	18,580		5,239,003
TransDigm Group, Inc.	4,030		4,746,292
United Rentals, Inc.	6,091		4,222,708
Vertiv Holdings Co., Cl. A	14,395		973,390
W.W. Grainger, Inc.	3,197		3,112,152
Watsco, Inc.	12,283		4,840,976
Westinghouse Air Brake Technologies Corp.	15,160		2,141,956
Xylem, Inc.	16,498		2,096,071
		149,445,932
Commercial & Professional Services - 5.9%
ASGN, Inc.	6,899	[a]	685,209
Broadridge Financial Solutions, Inc.	32,102		6,535,325
CACI International, Inc., Cl. A	10,437	[a]	3,912,309

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Commercial & Professional Services - 5.9% (continued)
Cintas Corp.	8,377		5,265,866
Clarivate PLC	375,332	[a]	2,694,884
Copart, Inc.	168,376	[a]	8,949,184
Dun & Bradstreet Holdings, Inc.	15,875		167,323
Equifax, Inc.	27,980		7,655,048
FTI Consulting, Inc.	405	[a]	83,786
Jacobs Solutions, Inc.	17,101		2,507,862
Leidos Holdings, Inc.	7,913		1,011,756
Paychex, Inc.	23,210		2,846,010
Paycom Software, Inc.	1,592		290,365
RB Global, Inc.	20,670		1,569,060
Rentokil Initial PLC, ADR	145,739	[a]	4,162,306
Republic Services, Inc.	22,682		4,164,415
Robert Half, Inc.	17,052		1,370,981
Rollins, Inc.	72,517		3,195,824
Science Applications International Corp.	11,057		1,547,538
SS&C Technologies Holdings, Inc.	22,303		1,422,039
TransUnion	7,492		581,604
Veralto Corp.	13,438		1,161,312
Verisk Analytics, Inc.	38,557		9,326,938
Waste Connections, Inc.	55,170		9,182,495
		80,289,439
Consumer Discretionary Distribution & Retail - 4.7%
Advance Auto Parts, Inc.	1,891		127,718
AutoZone, Inc.	1,044	[a]	3,138,285
Bath & Body Works, Inc.	21,525		983,692
Best Buy Co., Inc.	18,641		1,507,684
Burlington Stores, Inc.	26,238	[a]	5,381,414
CarMax, Inc.	6,890	[a]	544,310
Chewy, Inc., Cl. A	48,095	[a]	848,396
Coupang, Inc.	45,530	[a]	843,216
eBay, Inc.	22,188		1,049,049
Etsy, Inc.	17,588	[a]	1,260,884
Five Below, Inc.	3,867	[a]	776,030
Floor & Decor Holdings, Inc., Cl. A	1,850	[a]	224,072
Genuine Parts Co.	7,796		1,163,631
Kohl's Corp.	15,520		432,542
Lithia Motors, Inc.	1,297		387,881
LKQ Corp.	31,534		1,648,913
Macy's, Inc.	7,725		134,724
Ollie's Bargain Outlet Holdings, Inc.	61,843	[a]	4,957,953
O'Reilly Automotive, Inc.	8,634	[a]	9,388,784
Pool Corp.	15,048		5,990,910
RH	4,167	[a]	1,143,425
Ross Stores, Inc.	72,954		10,867,228
The Gap, Inc.	14,250		269,895

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Consumer Discretionary Distribution & Retail - 4.7% (continued)
Tractor Supply Co.	9,328		2,372,297
Ulta Beauty, Inc.	10,577	[a]	5,802,119
Valvoline, Inc.	22,196	[a]	946,437
Victoria's Secret & Co.	12,270	[a]	350,431
Wayfair, Inc., Cl. A	5,085	[a]	303,066
Williams-Sonoma, Inc.	7,369		1,735,621
		64,580,607
Consumer Durables & Apparel - 2.8%
Capri Holdings Ltd.	7,530	[a]	347,359
Crocs, Inc.	2,277	[a]	278,363
D.R. Horton, Inc.	12,075		1,804,488
Deckers Outdoor Corp.	145	[a]	129,861
Garmin Ltd.	12,992		1,784,451
Hasbro, Inc.	59,549		2,994,719
Lululemon Athletica, Inc.	23,061	[a]	10,771,562
NVR, Inc.	476	[a]	3,629,771
Peloton Interactive, Inc., Cl. A	246,591	[a]	1,114,591
Polaris, Inc.	2,903		269,137
PulteGroup, Inc.	25,935		2,810,835
PVH Corp.	4,395		600,665
Ralph Lauren Corp.	8,162		1,517,479
Skechers USA, Inc., Cl. A	55,134	[a]	3,407,833
Tapestry, Inc.	30,675		1,457,983
Tempur Sealy International, Inc.	33,255		1,811,400
Toll Brothers, Inc.	20,085		2,302,544
Whirlpool Corp.	6,398		687,081
		37,720,122
Consumer Services - 3.5%
ADT, Inc.	307,629		2,233,387
Aramark	169,583		5,143,452
Boyd Gaming Corp.	16,195		1,070,975
Bright Horizons Family Solutions, Inc.	205	[a]	23,546
Caesars Entertainment, Inc.	9,905	[a]	430,570
Carnival Corp.	57,165	[a]	906,637
Churchill Downs, Inc.	5,834		710,990
Darden Restaurants, Inc.	16,456		2,809,204
Domino's Pizza, Inc.	382		171,270
Doordash, Inc., Cl. A	9,185	[a]	1,144,175
DraftKings, Inc., Cl. A	17,180	[a]	744,238
Expedia Group, Inc.	72,385	[a]	9,903,716
Frontdoor, Inc.	32,398	[a]	1,016,001
H&R Block, Inc.	26,114		1,278,280
Hilton Worldwide Holdings, Inc.	19,703		4,025,717
Hyatt Hotels Corp., Cl. A	3,080		473,057
Marriott International, Inc., Cl. A	4,722		1,179,886
Marriott Vacations Worldwide Corp.	81		7,548
MGM Resorts International	25,510	[a]	1,104,073

20

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Consumer Services - 3.5% (continued)
Norwegian Cruise Line Holdings Ltd.	28,425	[a]	551,161
Planet Fitness, Inc., Cl. A	76,201	[a]	4,728,272
Restaurant Brands International, Inc.	26,569		2,063,083
Royal Caribbean Cruises Ltd.	15,572	[a]	1,920,806
Service Corp. International	20,820		1,523,816
The Wendy's Company	14,790		267,847
Travel + Leisure Co.	1,960		87,592
Wingstop, Inc.	508		178,333
Wyndham Hotels & Resorts, Inc.	28,089		2,150,213
Wynn Resorts Ltd.	4,135		435,002
		48,282,847
Consumer Staples Distribution - .9%
BJ's Wholesale Club Holdings, Inc.	2,450	[a]	178,948
Casey's General Stores, Inc.	3,018		918,951
Dollar Tree, Inc.	37,223	[a]	5,459,870
Grocery Outlet Holding Corp.	42,588	[a]	1,098,345
Performance Food Group Co.	7,445	[a]	571,553
The Kroger Company	25,875		1,283,659
US Foods Holding Corp.	51,863	[a]	2,634,122
Walgreens Boots Alliance, Inc.	16,335		347,282
		12,492,730
Energy - 4.3%
Antero Midstream Corp.	3,020		40,468
Antero Resources Corp.	243,052	[a]	6,246,436
Baker Hughes Co.	54,100		1,600,819
Cheniere Energy, Inc.	13,569		2,105,909
Chesapeake Energy Corp.	15,422		1,276,633
Chord Energy Corp.	4,818		782,684
Coterra Energy, Inc.	20,415		526,299
Devon Energy Corp.	44,488		1,960,141
Diamondback Energy, Inc.	23,877		4,358,030
DT Midstream, Inc.	6,740		388,426
EQT Corp.	186,573		6,931,187
Halliburton Co.	160,330		5,622,773
Hess Corp.	10,916		1,591,007
HF Sinclair Corp.	4,910		272,505
Marathon Oil Corp.	200,052		4,851,261
New Fortress Energy, Inc.	4,410		155,012
NOV, Inc.	197,789		3,342,634
ONEOK, Inc.	22,535		1,692,829
Phillips 66	29,266		4,170,698
Range Resources Corp.	47,456		1,500,559
Targa Resources Corp.	22,185		2,179,454
TechnipFMC PLC	10,825		234,794
The Williams Companies, Inc.	24,340		874,780
Tidewater, Inc.	12,182	[a]	853,105
Valero Energy Corp.	29,142		4,122,427
Weatherford International PLC	14,524	[a]	1,490,308
		59,171,178

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Equity Real Estate Investment Trusts - 4.0%
Alexandria Real Estate Equities, Inc.	15,530	[b]	1,937,057
American Homes 4 Rent, Cl. A	19,838	[b]	734,204
Americold Realty Trust, Inc.	1,850	[b]	46,805
AvalonBay Communities, Inc.	5,361	[b]	949,058
Boston Properties, Inc.	6,370	[b]	412,266
Brixmor Property Group, Inc.	74,580	[b]	1,686,254
Camden Property Trust	15,995	[b]	1,511,208
Cousins Properties, Inc.	8,220	[b]	187,498
CubeSmart	13,560	[b]	591,352
Digital Realty Trust, Inc.	37,636	[b]	5,525,341
EastGroup Properties, Inc.	6,550	[b]	1,150,769
EPR Properties	1,775	[b]	72,917
Equinix, Inc.	2,860	[b]	2,542,025
Equity Lifestyle Properties, Inc.	57,977	[b]	3,903,012
Equity Residential	18,521	[b]	1,115,149
Essex Property Trust, Inc.	7,634	[b]	1,766,508
Extra Space Storage, Inc.	17,749	[b]	2,502,077
Federal Realty Investment Trust	5,455	[b]	550,137
Healthcare Realty Trust, Inc.	700	[b]	9,646
Host Hotels & Resorts, Inc.	61,889	[b]	1,283,578
Invitation Homes, Inc.	21,980	[b]	748,859
Iron Mountain, Inc.	6,610	[b]	519,810
Kilroy Realty Corp.	11,150	[b]	422,473
Kimco Realty Corp.	81,004	[b]	1,600,639
Lamar Advertising Co., Cl. A	28,165	[b]	3,113,641
Medical Properties Trust, Inc.	32,835	[b]	138,235
Mid-America Apartment Communities, Inc.	3,609	[b]	453,579
NNN REIT, Inc.	11,835	[b]	481,566
Omega Healthcare Investors, Inc.	6,270	[b]	195,122
Park Hotels & Resorts, Inc.	31,625	[b]	524,975
Rayonier, Inc.	24,799	[b]	853,830
Realty Income Corp.	49,145	[b]	2,560,946
Regency Centers Corp.	35,586	[b]	2,204,553
Rexford Industrial Realty, Inc.	19,744	[b]	1,004,575
Simon Property Group, Inc.	23,412	[b]	3,468,254
UDR, Inc.	18,120	[b]	643,260
Ventas, Inc.	6,545	[b]	276,788
VICI Properties, Inc.	102,916	[b]	3,080,276
Vornado Realty Trust	9,040	[b]	237,752
Welltower, Inc.	33,407	[b]	3,078,789
Weyerhaeuser Co.	27,897	[b]	959,099
		55,043,882
Financial Services - 7.2%
Affirm Holdings, Inc.	10,005	[a]	375,388
Ally Financial, Inc.	24,360		901,076
Ameriprise Financial, Inc.	17,566		7,155,686
Apollo Global Management, Inc.	17,090		1,910,662
Ares Management Corp., Cl. A	40,143		5,324,166

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Financial Services - 7.2% (continued)
Block, Inc.	95,708	[a]	7,605,915
Blue Owl Capital, Inc.	22,135		397,545
Coinbase Global, Inc., Cl. A	8,685	[a]	1,767,919
Credit Acceptance Corp.	201	[a]	111,274
Discover Financial Services	15,494		1,870,126
Equitable Holdings, Inc.	34,810		1,191,894
Evercore, Inc., Cl. A	17,991		3,365,756
Fidelity National Information Services, Inc.	72,783		5,035,856
Fiserv, Inc.	42,098	[a]	6,283,968
FLEETCOR Technologies, Inc.	1,295	[a]	361,655
Franklin Resources, Inc.	13,315		365,497
Global Payments, Inc.	70,721		9,172,514
Interactive Brokers Group, Inc., Cl. A	745		80,996
Intercontinental Exchange, Inc.	33,806		4,679,427
Invesco Ltd.	43,145		664,864
Jack Henry & Associates, Inc.	8,174		1,420,396
Janus Henderson Group PLC	7,975		248,501
Jefferies Financial Group, Inc.	5,100		213,282
KKR & Co., Inc.	19,560		1,921,966
LPL Financial Holdings, Inc.	26,934		7,215,349
MGIC Investment Corp.	41,290		821,258
MSCI, Inc.	3,319		1,861,859
Nasdaq, Inc.	49,192		2,764,590
Northern Trust Corp.	12,025		987,613
OneMain Holdings, Inc.	2,250		106,268
Raymond James Financial, Inc.	40,654		4,891,489
Robinhood Markets, Inc., Cl. A	33,875	[a]	552,501
Rocket Cos, Inc., CI. A	64,059	[a]	804,581
Shift4 Payments, Inc., Cl. A	5,310	[a]	436,588
SLM Corp.	113,315		2,360,351
SoFi Technologies, Inc.	45,520	[a]	408,770
Starwood Property Trust, Inc.	43,790	[b]	892,878
State Street Corp.	14,635		1,079,039
Synchrony Financial	36,435		1,504,765
T. Rowe Price Group, Inc.	13,812		1,565,590
The Carlyle Group, Inc.	15,916		729,749
Toast, Inc., Cl. A	18,225	[a]	419,175
Tradeweb Markets, Inc., Cl. A	21,311		2,255,130
Voya Financial, Inc.	65,110		4,450,920
WEX, Inc.	1,437	[a]	315,752
XP, Inc., Cl. A	9,800		231,672
		99,082,216
Food, Beverage & Tobacco - 1.8%
Brown-Forman Corp., Cl. B	15,817		952,658
Bunge Global SA	12,935		1,220,676
Celsius Holdings, Inc.	59,239	[a]	4,835,087
Coca-Cola Europacific Partners PLC	15,670		1,075,432
Conagra Brands, Inc.	129,187		3,627,571

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Food, Beverage & Tobacco - 1.8% (continued)
Constellation Brands, Inc., Cl. A	6,647		1,651,912
Freshpet, Inc.	6,427	[a]	726,444
Ingredion, Inc.	4,980		585,797
Lamb Weston Holdings, Inc.	12,021		1,228,666
McCormick & Co., Inc.	19,380		1,334,507
Molson Coors Beverage Co., Cl. B	47,787		2,982,865
The J.M. Smucker Company	1,779		213,782
Tyson Foods, Inc., Cl. A	89,570		4,858,277
		25,293,674
Health Care Equipment & Services - 6.2%
Acadia Healthcare Co., Inc.	430	[a]	35,884
agilon health, Inc.	18,125	[a]	111,106
Align Technology, Inc.	21,912	[a]	6,626,627
Baxter International, Inc.	95,544		3,909,660
Cencora, Inc.	23,499		5,536,364
Centene Corp.	72,532	[a]	5,688,685
Certara, Inc.	7,930	[a]	133,858
DaVita, Inc.	4,865	[a]	617,709
Dentsply Sirona, Inc.	10,956		358,042
DexCom, Inc.	77,151	[a]	8,877,766
Encompass Health Corp.	44,621		3,319,802
Envista Holdings Corp.	10,990	[a]	226,944
HealthEquity, Inc.	10,387	[a]	858,070
Henry Schein, Inc.	21,293	[a]	1,628,276
Humana, Inc.	2,859		1,001,565
IDEXX Laboratories, Inc.	14,999	[a]	8,627,875
Inspire Medical Systems, Inc.	21,791	[a]	3,901,461
Insulet Corp.	4,489	[a]	736,196
Laboratory Corp. of America Holdings	15,487		3,342,559
Masimo Corp.	1,792	[a]	230,344
Molina Healthcare, Inc.	9,336	[a]	3,677,544
Penumbra, Inc.	1,981	[a]	465,377
Quest Diagnostics, Inc.	10,071		1,257,767
QuidelOrtho Corp.	2,335	[a]	106,476
R1 RCM, Inc.	95,698	[a]	1,344,557
ResMed, Inc.	12,592		2,187,482
Shockwave Medical, Inc.	8,952	[a]	2,335,308
Steris PLC	25,615		5,965,990
Tenet Healthcare Corp.	1,680	[a]	156,240
The Cooper Companies, Inc.	42,785		4,004,676
Veeva Systems, Inc., Cl. A	10,500	[a]	2,367,855
Zimmer Biomet Holdings, Inc.	44,282		5,506,910
		85,144,975
Household & Personal Products - .6%
Church & Dwight Co., Inc.	61,565		6,163,888
Coty, Inc., Cl. A	73,520	[a]	923,411

22

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Household & Personal Products - .6% (continued)
The Clorox Company	4,322		662,606
		7,749,905
Insurance - 4.0%
American Financial Group, Inc.	9,016		1,151,073
Arch Capital Group Ltd.	39,438	[a]	3,454,374
Arthur J. Gallagher & Co.	4,879		1,190,134
Assurant, Inc.	28,018		5,083,866
Assured Guaranty Ltd.	22,525		2,063,290
Cincinnati Financial Corp.	14,518		1,655,052
Everest Group Ltd.	8,803		3,247,251
Fidelity National Financial, Inc.	27,130		1,372,235
First American Financial Corp.	31,553		1,843,011
Globe Life, Inc.	10,656		1,352,566
Kinsale Capital Group, Inc.	247		127,496
Markel Group, Inc.	3,314	[a]	4,946,079
Old Republic International Corp.	41,500		1,201,840
Principal Financial Group, Inc.	20,960		1,694,826
Prudential Financial, Inc.	590		64,304
Reinsurance Group of America, Inc.	28,786		5,090,804
RenaissanceRe Holdings Ltd.	20,622		4,636,238
Ryan Specialty Holdings, Inc.	80,117		4,196,528
The Allstate Corp.	624		99,540
The Hanover Insurance Group, Inc.	1,750		230,073
The Hartford Financial Services Group, Inc.	44,150		4,231,336
The Travelers Companies, Inc.	6,611		1,460,767
Unum Group	23,000		1,137,350
W.R. Berkley Corp.	32,492		2,716,331
White Mountains Insurance Group Ltd.	28		49,432
		54,295,796
Materials - 4.0%
Albemarle Corp.	7,470		1,029,739
Alcoa Corp.	4,410		119,996
Ashland, Inc.	9,860		923,290
Avery Dennison Corp.	17,224		3,729,513
Ball Corp.	35,560		2,276,551
Celanese Corp.	9,922		1,507,846
CF Industries Holdings, Inc.	20,937		1,690,035
Cleveland-Cliffs, Inc.	13,085	[a]	272,168
Commercial Metals Co.	15,889		858,006
Corteva, Inc.	63,519		3,399,537
CRH PLC	38,988		3,287,078
Crown Holdings, Inc.	6,574		503,700
DuPont de Nemours, Inc.	19,085		1,320,491
Eastman Chemical Co.	5,938		521,000
FMC Corp.	7,273		410,124
Freeport-McMoRan, Inc.	99,285		3,753,966

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Materials - 4.0% (continued)
Huntsman Corp.	32,120		822,272
International Flavors & Fragrances, Inc.	12,210		921,855
LyondellBasell Industries NV, Cl. A	6,330		634,772
Martin Marietta Materials, Inc.	5,070		2,928,990
Newmont Corp.	123,866		3,870,812
Nucor Corp.	4,259		819,006
Olin Corp.	38,187		2,054,461
Packaging Corp. of America	14,569		2,639,757
PPG Industries, Inc.	11,607		1,643,551
Reliance Steel & Aluminum Co.	5,019		1,612,203
Royal Gold, Inc.	8,690		891,855
Sealed Air Corp.	23,140		806,892
Sonoco Products Co.	11,905		674,775
SSR Mining, Inc.	14,615		62,845
Steel Dynamics, Inc.	14,217		1,902,519
Teck Resources Ltd., Cl. B	16,403		630,203
The Chemours Company	485		9,540
The Mosaic Company	27,740		864,378
The Scotts Miracle-Gro Company	2,440		160,308
U.S. Steel Corp.	10,865		514,349
Vulcan Materials Co.	15,148		4,027,096
WestRock Co.	12,296		556,886
		54,652,365
Media & Entertainment - 2.8%
Electronic Arts, Inc.	5,635		785,970
Fox Corp., Cl. A	15,060		448,637
IAC, Inc.	13,255	[a]	752,884
Liberty Broadband Corp., Cl. A	1,217	[a]	73,203
Liberty Broadband Corp., Cl. C	5,601	[a]	337,068
Liberty Media Corp-Liberty Formula One, Cl. C	69,298	[a]	5,042,122
Liberty Media Corp-Liberty Live, Cl. C	3,054	[a]	121,610
Liberty Media Corp-Liberty SiriusXM	20,420	[a]	591,772
Live Nation Entertainment, Inc.	33,226	[a]	3,222,257
Match Group, Inc.	24,767	[a]	892,603
News Corporation, Cl. A	38,225		1,027,488
Nexstar Media Group, Inc.	2,490		413,763
Omnicom Group, Inc.	23,400		2,068,326
Paramount Global, Cl. B	27,661		305,377
Pinterest, Inc., Cl. A	163,414		5,997,294
Roblox Corp., CI. A	15,860	[a]	632,814
Roku, Inc.	3,690	[a]	233,134
Spotify Technology SA	15,919	[a]	4,081,791
Take-Two Interactive Software, Inc.	15,617	[a]	2,294,606
The Interpublic Group of Companies, Inc.	38,780		1,217,692
The Trade Desk, Inc., Cl. A	40,557	[a]	3,464,785
TripAdvisor, Inc.	25,180	[a]	675,328

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Media & Entertainment - 2.8% (continued)
Warner Bros Discovery, Inc.	86,224	[a]	757,909
Warner Music Group Corp., Cl. A	92,113		3,217,507
ZoomInfo Technologies, Inc.	1,080	[a]	18,101
		38,674,041
Pharmaceuticals, Biotechnology & Life Sciences - 4.6%
10X Genomics, Inc., CI. A	32,845	[a]	1,531,891
Agilent Technologies, Inc.	22,884		3,143,346
Alnylam Pharmaceuticals, Inc.	17,750	[a]	2,681,847
Apellis Pharmaceuticals, Inc.	6,030	[a]	373,679
Avantor, Inc.	81,604	[a]	2,010,723
Biogen, Inc.	2,478	[a]	537,701
BioMarin Pharmaceutical, Inc.	39,890	[a]	3,441,709
Bio-Techne Corp.	62,088		4,567,814
Catalent, Inc.	5,325	[a]	305,336
Charles River Laboratories International, Inc.	7,378	[a]	1,875,414
Elanco Animal Health, Inc.	47,987	[a]	762,513
Exact Sciences Corp.	8,410	[a]	483,827
Exelixis, Inc.	1,630	[a]	35,697
Fortrea Holdings, Inc.	26,344	[a]	988,954
ICON PLC	8,891	[a]	2,850,632
Illumina, Inc.	26,477	[a]	3,702,279
Incyte Corp.	14,730	[a]	859,643
Ionis Pharmaceuticals, Inc.	11,845	[a]	535,512
IQVIA Holdings, Inc.	6,460	[a]	1,596,654
Karuna Therapeutics, Inc.	1,235	[a]	387,753
Mettler-Toledo International, Inc.	1,752	[a]	2,185,129
Natera, Inc.	41,279	[a]	3,570,221
Neurocrine Biosciences, Inc.	3,208	[a]	418,323
Perrigo Co. PLC	7,025		184,477
QIAGEN NV	10,321	[a]	441,636
Repligen Corp.	34,165	[a]	6,627,668
Roivant Sciences Ltd.	19,470	[a]	222,737
Sarepta Therapeutics, Inc.	75,517	[a]	9,658,624
Sotera Health Co.	1,730	[a]	25,967
Ultragenyx Pharmaceutical, Inc.	5,430	[a]	280,840
United Therapeutics Corp.	11,865	[a]	2,677,219
Viatris, Inc.	45,179		558,864
Waters Corp.	4,032	[a]	1,360,477
West Pharmaceutical Services, Inc.	4,337		1,554,207
		62,439,313
Real Estate Management & Development - 1.5%
CBRE Group, Inc., Cl. A	17,108	[a]	1,572,054
CoStar Group, Inc.	188,911	[a]	16,440,924
Zillow Group, Inc., Cl. C	55,050	[a]	3,091,057
		21,104,035

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Semiconductors & Semiconductor Equipment - 3.0%
Enphase Energy, Inc.	5,630	[a]	715,066
First Solar, Inc.	6,921	[a]	1,065,073
Lattice Semiconductor Corp.	8,295	[a]	635,480
Marvell Technology, Inc.	28,125		2,015,437
Microchip Technology, Inc.	30,631		2,577,292
MKS Instruments, Inc.	42,235		5,184,769
Monolithic Power Systems, Inc.	6,296		4,533,372
NVIDIA Corp.	9,471		7,492,698
NXP Semiconductors NV	3,378		843,588
ON Semiconductor Corp.	10,785	[a]	851,152
Qorvo, Inc.	21,928	[a]	2,511,852
Rambus, Inc.	93,657	[a]	5,548,241
Skyworks Solutions, Inc.	37,528		3,937,438
Teradyne, Inc.	20,524		2,126,081
Universal Display Corp.	1,947		339,596
Wolfspeed, Inc.	7,760	[a]	201,915
		40,579,050
Software & Services - 10.4%
Akamai Technologies, Inc.	55,815	[a]	6,191,000
Alteryx, Inc., Cl. A	65	[a]	3,123
Ansys, Inc.	26,957	[a]	9,008,221
AppLovin Corp., Cl. A	29,935	[a]	1,787,718
Bill Holdings, Inc.	3,753	[a]	237,677
BlackLine, Inc.	13,913	[a]	789,284
Cadence Design Systems, Inc.	14,544	[a]	4,426,903
CCC Intelligent Solutions Holdings, Inc.	2,685	[a]	31,441
Check Point Software Technologies Ltd.	16,023	[a]	2,570,410
Cloudflare, Inc., Cl. A	10,200	[a]	1,005,108
Cognizant Technology Solutions Corp., Cl. A	59,606		4,710,066
Confluent, Inc., Cl. A	70,084	[a]	2,373,745
CrowdStrike Holdings, Inc., CI. A	8,610	[a]	2,790,931
Datadog, Inc., Cl. A	10,558	[a]	1,387,955
Dolby Laboratories, Inc., Cl. A	37,306		3,021,786
DoubleVerify Holdings, Inc.	75,714	[a]	2,338,805
DXC Technology Co.	14,045	[a]	307,024
Dynatrace, Inc.	61,628	[a]	3,053,667
Elastic NV	3,075	[a]	411,466
EPAM Systems, Inc.	13,771	[a]	4,191,892
Fair Isaac Corp.	686	[a]	871,158
Five9, Inc.	4,235	[a]	258,335
Gartner, Inc.	21,595	[a]	10,053,768
Gen Digital, Inc.	68,506		1,472,194
Gitlab, Inc., Cl. A	2,195	[a]	158,303
Globant SA	1,159	[a]	258,654
Guidewire Software, Inc.	8,140	[a]	971,428
HubSpot, Inc.	20,979	[a]	12,982,015

24

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Software & Services - 10.4% (continued)
Informatica, Inc., Cl. A	1,640	[a]	53,431
Intuit, Inc.	12,158		8,059,417
Kyndryl Holdings, Inc.	33,080	[a]	726,768
Manhattan Associates, Inc.	1,622	[a]	410,901
MongoDB, Inc.	11,392	[a]	5,098,831
nCino, Inc.	855	[a]	25,513
Nutanix, Inc., Cl. A	7,170	[a]	452,857
Okta, Inc.	6,807	[a]	730,391
Palantir Technologies, Inc., Cl. A	84,685	[a]	2,123,900
Pegasystems, Inc.	135		8,780
Procore Technologies, Inc.	4,345	[a]	339,040
PTC, Inc.	744	[a]	136,159
RingCentral, Inc., Cl. A	3,375	[a]	112,793
Roper Technologies, Inc.	17,972		9,789,888
SentinelOne, Inc., Cl. A	2,075	[a]	58,453
ServiceNow, Inc.	10,440	[a]	8,052,790
Shopify, Inc., Cl. A	104,493	[a]	7,980,130
Smartsheet, Inc., Cl. A	6,545	[a]	276,264
Splunk, Inc.	10,004	[a]	1,562,825
Teradata Corp.	1,775	[a]	66,776
Twilio, Inc., Cl. A	125,793	[a]	7,496,005
Tyler Technologies, Inc.	13,935	[a]	6,091,546
UiPath, Inc., Cl. A	43,165	[a]	1,025,169
Unity Software, Inc.	7,262	[a]	212,922
Verisign, Inc.	7,681	[a]	1,500,022
Zoom Video Communications, Inc., CI. A	8,840	[a]	625,253
Zscaler, Inc.	6,681	[a]	1,616,602
		142,297,503
Technology Hardware & Equipment - 3.3%
Amphenol Corp., Cl. A	154,361		16,862,396
CDW Corp.	7,655		1,884,738
Cognex Corp.	16,045		632,975
Coherent Corp.	1,975	[a]	117,473
Corning, Inc.	6,635		213,912
Dell Technologies, Inc., Cl. C	23,820		2,254,801
F5, Inc.	4,082	[a]	764,232
Flex Ltd.	54,690	[a]	1,539,523
Hewlett Packard Enterprise Co.	20,315		309,397
HP, Inc.	10,460		296,332
Jabil, Inc.	14,091		2,030,372
Keysight Technologies, Inc.	51,607	[a]	7,962,960
NetApp, Inc.	23,728		2,114,639
Pure Storage, Inc., Cl. A	27,470	[a]	1,446,295
TE Connectivity Ltd.	10,416		1,495,321
Trimble, Inc.	33,929	[a]	2,076,116
Viasat, Inc.	3,650	[a]	71,431
Zebra Technologies Corp., Cl. A	12,717	[a]	3,554,147
		45,627,060

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.2%(continued)
Telecommunication Services - .0%
Frontier Communications Parent, Inc.	15,720	[a]	372,250
GCI Liberty, Inc.	9,830	[a]	8,847
Iridium Communications, Inc.	1,420		41,109
		422,206
Transportation - 2.0%
Alaska Air Group, Inc.	39,897	[a]	1,491,749
American Airlines Group, Inc.	12,965	[a]	203,291
Expeditors International of Washington, Inc.	22,981		2,748,528
GXO Logistics, Inc.	4,345	[a]	224,897
J.B. Hunt Transport Services, Inc.	11,449		2,362,043
Knight-Swift Transportation Holdings, Inc.	49,741		2,802,408
Landstar System, Inc.	14,463		2,750,863
Lyft, Inc., Cl. A	198,318	[a]	3,149,290
Norfolk Southern Corp.	23,597		5,979,008
Old Dominion Freight Line, Inc.	7,161		3,168,599
Ryder System, Inc.	8,455		964,715
Southwest Airlines Co.	6,290		215,558
United Airlines Holdings, Inc.	31,825	[a]	1,447,719
XPO, Inc.	735	[a]	88,435
		27,597,103
Utilities - 3.3%
Ameren Corp.	38,855		2,766,087
American Electric Power Co., Inc.	19,230		1,638,204
American Water Works Co., Inc.	25,823		3,061,058
Brookfield Renewable Corp., Cl. A	385		9,132
CenterPoint Energy, Inc.	108,574		2,985,785
Clearway Energy, Inc., Cl. C	3,465		75,537
CMS Energy Corp.	30,975		1,777,036
Constellation Energy Corp.	41,297		6,956,480
Dominion Energy, Inc.	82,602		3,950,854
DTE Energy Co.	24,047		2,605,492
Edison International	11,110		755,702
Entergy Corp.	24,662		2,504,919
Essential Utilities, Inc.	1,475		51,301
Eversource Energy	37,690		2,212,403
FirstEnergy Corp.	25,460		932,091
IDACORP, Inc.	1,090		96,040
NiSource, Inc.	39,240		1,022,594
NRG Energy, Inc.	26,065		1,441,916
OGE Energy Corp.	26,124		859,741
Pinnacle West Capital Corp.	19,345		1,321,844
Public Service Enterprise Group, Inc.	5,000		312,000
The AES Corp.	51,305		779,836
UGI Corp.	7,740		189,475
Vistra Corp.	80,356		4,382,616
WEC Energy Group, Inc.	11,365		892,039

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares	Value ($)
Common Stocks - 94.2%(continued)
Utilities - 3.3% (continued)
Xcel Energy, Inc.		42,585	2,243,804
			45,823,986
Total Common Stocks(cost $573,848,498)			1,291,251,810

Exchange-Traded Funds - 3.3%
Registered Investment Companies - 3.3%
iShares Russell Mid-Cap ETF		440,000	35,556,400
iShares Russell Mid-Cap Growth ETF		63,194	7,053,082
SPDR S&P MidCap 400 ETF Trust		5,732	3,026,496
Total Exchange-Traded Funds(cost $43,407,683)			45,635,978
		Number of Rights
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		40,585	[c] 41,397
	1-Day Yield (%)	Shares
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $36,388,442)	5.41	36,388,442	[d] 36,388,442
Total Investments (cost $653,644,623)		100.1%	1,373,317,627
Liabilities, Less Cash and Receivables		(.1%)	(2,002,297)
Net Assets		100.0%	1,371,315,330

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c The fund held Level 3 securities at February 29, 2024. These securities were valued at $41,397 or .0% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	18.9
Information Technology	16.7
Financials	13.0
Consumer Discretionary	11.6
Health Care	10.8
Investment Companies	5.9
Real Estate	5.5
Energy	4.3
Materials	4.0
Utilities	3.3
Consumer Staples	3.3
Communication Services	2.8
Consumer, Non-cyclical	.0
100.1

† Based on net assets.

See notes to financial statements.

26

BNY Mellon Mid Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.6%	23,123,161	229,731,906	(216,466,625)	36,388,442	688,023
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	10,609,780	108,294,710	(118,904,490)	-	38,798	††
Total - 2.6%	33,732,941	338,026,616	(335,371,115)	36,388,442	726,821

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 95.7%
Automobiles & Components - .6%
Gentherm, Inc.	27,563	[a]	1,567,232
Visteon Corp.	11,989	[a]	1,356,196
		2,923,428
Banks - 6.6%
BankUnited, Inc.	74,486		1,997,715
Columbia Banking System, Inc.	225,698		4,085,134
First BanCorp./NC	17,881		610,100
First BanCorp./Puerto Rico	203,582		3,456,822
First Hawaiian, Inc.	43,028		901,867
First Horizon Corp.	124,807		1,759,779
First Interstate BancSystem, Inc., Cl. A	50,419		1,327,028
HarborOne Bancorp, Inc.	8,799		89,574
Heritage Financial Corp.	50,037		918,179
Hilltop Holdings, Inc.	24,969		771,043
National Bank Holdings Corp., Cl. A	37,978		1,285,176
Seacoast Banking Corp. of Florida	83,702		2,020,566
SouthState Corp.	16,338		1,373,046
Synovus Financial Corp.	60,265		2,286,454
Texas Capital Bancshares, Inc.	73,207	[a]	4,293,591
UMB Financial Corp.	38,265		3,122,807
United Community Banks, Inc.	49,329		1,283,047
Webster Financial Corp.	44,676		2,128,365
		33,710,293
Capital Goods - 10.8%
AeroVironment, Inc.	9,772	[a]	1,238,992
Astec Industries, Inc.	16,012		650,087
Boise Cascade Co.	6,076		825,789
BWX Technologies, Inc.	48,244		4,864,443
Construction Partners, Inc., Cl. A	127,941	[a]	6,151,403
Curtiss-Wright Corp.	12,030		2,842,328
EMCOR Group, Inc.	7,322		2,295,593
Enerpac Tool Group Corp.	90,825		3,061,711
EnerSys	47,591		4,372,661
EnPro, Inc.	8,865		1,381,344
Flowserve Corp.	109,020		4,613,726
Fluor Corp.	249,680	[a]	9,188,224
Gibraltar Industries, Inc.	18,612	[a]	1,441,499
GrafTech International Ltd.	113,645	[a]	200,015
Granite Construction, Inc.	32,100		1,654,113
Helios Technologies, Inc.	18,136		800,704
Kratos Defense & Security Solutions, Inc.	70,906	[a]	1,293,325
Lindsay Corp.	10,320		1,231,279
Matrix Service Co.	39,294	[a]	463,669
Mercury Systems, Inc.	26,509	[a]	791,824
MSC Industrial Direct Co., Inc., Cl. A	7,370		743,928
Proto Labs, Inc.	23,373	[a]	851,478

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7%(continued)
Capital Goods - 10.8% (continued)
SiteOne Landscape Supply, Inc.	13,837	[a]	2,331,258
The AZEK Company, Inc.	1,939	[a]	93,285
Zurn Elkay Water Solutions Corp.	46,133		1,464,723
		54,847,401
Commercial & Professional Services - 2.6%
CACI International, Inc., Cl. A	12,869	[a]	4,823,945
CSG Systems International, Inc.	10,100		551,056
KBR, Inc.	46,317		2,780,410
Korn Ferry	32,600		2,075,316
Legalzoom.com, Inc.	15,347	[a]	190,303
The Brink's Company	33,423		2,768,427
		13,189,457
Consumer Discretionary Distribution - 1.8%
American Eagle Outfitters, Inc.	105,337		2,501,754
Arhaus, Inc.	102,842	[a]	1,359,571
Citi Trends, Inc.	12,341	[a]	382,571
Leslie's, Inc.	128,212	[a]	1,012,875
Urban Outfitters, Inc.	44,880	[a]	1,864,764
Warby Parker, Inc., Cl. A	144,731	[a]	1,839,531
		8,961,066
Consumer Discretionary Distribution & Retail - 2.3%
Caleres, Inc.	69,403		2,679,650
Ollie's Bargain Outlet Holdings, Inc.	98,605	[a]	7,905,163
RH	3,565	[a]	978,236
		11,563,049
Consumer Durables & Apparel - 2.6%
Carter's, Inc.	19,086		1,545,012
Cavco Industries, Inc.	3,766	[a]	1,403,099
Figs, Inc., Cl. A	126,313	[a,b]	660,617
Levi Strauss & Co., Cl. A	58,236	[b]	1,058,148
Meritage Homes Corp.	6,933		1,093,057
Oxford Industries, Inc.	1,010		102,404
Peloton Interactive, Inc., Cl. A	306,720	[a]	1,386,374
Sonos, Inc.	48,195	[a]	913,777
The Lovesac Company	36,135	[a]	832,550
YETI Holdings, Inc.	107,987	[a]	4,431,786
		13,426,824
Consumer Services - 3.4%
Bloomin' Brands, Inc.	81,569		2,217,045
Chuy's Holdings, Inc.	13,800	[a]	466,854
European Wax Center, Inc., Cl. A	69,248	[a,b]	981,937
Genius Sports Ltd.	859,962	[a,b]	6,114,330
Monarch Casino & Resort, Inc.	2,632		185,161
Papa John's International, Inc.	21,713	[b]	1,560,948
Planet Fitness, Inc., Cl. A	68,429	[a]	4,246,019
Six Flags Entertainment Corp.	62,204	[a]	1,576,249
		17,348,543

28

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7%(continued)
Consumer Staples Distribution - .4%
Grocery Outlet Holding Corp.	71,312	[a]	1,839,136
Energy - 9.5%
Antero Resources Corp.	187,731	[a]	4,824,687
Cactus, Inc., Cl. A	141,245		6,483,146
California Resources Corp.	17,196		897,115
ChampionX Corp.	37,668		1,169,968
CNX Resources Corp.	193,006	[a,b]	4,043,476
Comstock Resources, Inc.	144,458	[b]	1,235,116
Dril-Quip, Inc.	126,714	[a]	2,863,736
EQT Corp.	142,219		5,283,436
Expro Group Holdings NV	137,358	[a,b]	2,457,335
Frontline PLC	69,587		1,567,795
Liberty Energy, Inc.	59,758		1,277,626
Oceaneering International, Inc.	68,390	[a]	1,351,386
PBF Energy, Inc., Cl. A	149,484		6,980,903
Transocean Ltd.	276,484	[a,b]	1,296,710
Viper Energy, Inc.	172,252		6,225,187
		47,957,622
Equity Real Estate Investment - 2.2%
Agree Realty Corp.	25,215	[c]	1,385,564
CareTrust REIT, Inc.	22,122	[c]	499,072
Douglas Emmett, Inc.	55,378	[c]	732,097
Highwoods Properties, Inc.	15,114	[c]	369,537
Physicians Realty Trust	160,740	[c]	1,805,110
Potlatchdeltic Corp.	33,035	[c]	1,493,512
STAG Industrial, Inc.	39,394	[c]	1,463,093
Sunstone Hotel Investors, Inc.	135,361	[c]	1,514,690
Terreno Realty Corp.	14,271	[c]	917,625
Urban Edge Properties	59,144	[c]	1,006,039
		11,186,339
Equity Real Estate Investment Trusts - .8%
EPR Properties	38,364	[c]	1,575,993
Equity Commonwealth	126,095	[a,c]	2,374,369
		3,950,362
Financial Services - 5.5%
AvidXchange Holdings, Inc.	217,069	[a]	2,884,847
Bread Financial Holdings, Inc.	17,389		665,651
Cannae Holdings, Inc.	68,601	[a]	1,496,874
Cohen & Steers, Inc.	14,635		1,076,404
Essent Group Ltd.	119,507		6,401,990
Federated Hermes, Inc.	39,883		1,405,078
Flywire Corp.	52,176	[a]	1,481,277
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	45,331	[c]	1,140,981
PJT Partners, Inc., Cl. A	22,520		2,373,608
PRA Group, Inc.	169,146	[a]	4,323,372
PROG Holdings, Inc.	39,310		1,213,500
Repay Holdings Corp.	66,859	[a]	581,005
StepStone Group, Inc., Cl. A	46,823		1,626,163

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.7%(continued)
Financial Services - 5.5% (continued)
WisdomTree, Inc.	181,556		1,463,341
		28,134,091
Food, Beverage & Tobacco - 2.6%
Freshpet, Inc.	57,961	[a]	6,551,332
J&J Snack Foods Corp.	1,664		241,413
Nomad Foods Ltd.	121,876		2,246,175
Primo Water Corp.	67,470		1,093,689
The Boston Beer Company, Inc., Cl. A	4,147	[a]	1,277,857
Vital Farms, Inc.	90,739	[a]	1,630,580
		13,041,046
Health Care Equipment & Services - 10.7%
Acadia Healthcare Co., Inc.	47,095	[a]	3,930,078
Accolade, Inc.	71,333	[a]	731,163
AtriCure, Inc.	75,110	[a]	2,626,597
Encompass Health Corp.	33,264		2,474,842
Evolent Health, Inc., Cl. A	192,464	[a]	6,526,454
Globus Medical, Inc., Cl. A	43,683	[a]	2,358,445
Guardant Health, Inc.	37,556	[a]	713,564
Health Catalyst, Inc.	443,223	[a]	3,687,615
Inspire Medical Systems, Inc.	15,239	[a]	2,728,391
Integra LifeSciences Holdings Corp.	12,353	[a]	455,949
iRhythm Technologies, Inc.	31,083	[a]	3,687,998
Omnicell, Inc.	95,171	[a]	2,497,287
Outset Medical, Inc.	74,803	[a]	235,629
Privia Health Group, Inc.	266,019	[a,b]	5,937,544
PROCEPT BioRobotics Corp.	17,150	[a,b]	829,031
QuidelOrtho Corp.	32,953	[a]	1,502,657
R1 RCM, Inc.	380,864	[a]	5,351,139
Select Medical Holdings Corp.	99,916		2,720,713
TransMedics Group, Inc.	62,891	[a,b]	5,131,906
		54,127,002
Household & Personal Products - 1.4%
Inter Parfums, Inc.	31,382		4,604,367
Spectrum Brands Holdings, Inc.	34,128		2,744,574
		7,348,941
Insurance - 2.3%
BRP Group, Inc., Cl. A	204,437	[a]	5,687,437
Palomar Holdings, Inc.	26,534	[a]	2,020,299
Selective Insurance Group, Inc.	12,497		1,305,687
The Hanover Insurance Group, Inc.	18,520		2,434,824
		11,448,247
Materials - 3.2%
Alamos Gold, Inc., Cl. A	435,746		5,146,160
Arcadium Lithium PLC	276,810	[a]	1,519,687
Carpenter Technology Corp.	20,770		1,342,781
Constellium SE	64,761	[a]	1,255,716
Hecla Mining Co.	75,654		267,815
Knife River Corp.	19,109	[a]	1,415,786
Materion Corp.	15,335		2,059,797

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.7%(continued)
Materials - 3.2% (continued)
MP Materials Corp.		60,662	[a]	922,669
Radius Recycling, Inc.		38,986		770,363
Tronox Holdings PLC		109,919		1,615,809
			16,316,583
Media & Entertainment - 3.8%
Eventbrite, Inc., Cl. A		381,931	[a]	2,138,814
IMAX Corp.		17,647	[a]	302,293
John Wiley & Sons, Inc., Cl. A		28,051		935,501
Lions Gate Entertainment Corp., Cl. A		151,477	[a,b]	1,470,842
Lions Gate Entertainment Corp., Cl. B		161,793	[a]	1,469,080
Magnite, Inc.		340,506	[a]	4,092,882
Manchester United PLC, Cl. A		115,907	[a,b]	1,761,786
Scholastic Corp.		23,467		925,538
Shutterstock, Inc.		84,947	[b]	4,142,016
TEGNA, Inc.		103,841		1,454,812
Ziff Davis, Inc.		9,790	[a]	673,160
			19,366,724
Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
10X Genomics, Inc., CI. A		27,170	[a]	1,267,209
Alkermes PLC		184,109	[a]	5,466,196
Ascendis Pharma A/S, ADR		12,065	[a]	1,782,724
Beam Therapeutics, Inc.		16,455	[a,b]	649,808
Crinetics Pharmaceuticals, Inc.		36,144	[a]	1,479,735
Cytokinetics, Inc.		11,916	[a]	860,812
Denali Therapeutics, Inc.		158,149	[a]	3,128,187
Insmed, Inc.		152,355	[a]	4,223,281
Keros Therapeutics, Inc.		6,526	[a]	440,505
MeiraGTx Holdings PLC		30,764	[a]	189,814
Natera, Inc.		26,950	[a]	2,330,906
Pacific Biosciences of California, Inc.		513,968	[a]	2,842,243
Sarepta Therapeutics, Inc.		33,467	[a]	4,280,429
Twist Bioscience Corp.		68,427	[a,b]	2,688,497
Ultragenyx Pharmaceutical, Inc.		34,261	[a]	1,771,979
Xenon Pharmaceuticals, Inc.		31,108	[a]	1,468,298
			34,870,623
Real Estate Management & Development - .3%
Douglas Elliman, Inc.		138,279	[a]	254,433
Newmark Group, Inc., Cl. A		108,557		1,171,330
			1,425,763
Semiconductors & Semiconductor Equipment - 3.4%
Cohu, Inc.		14,163	[a]	455,057
Diodes, Inc.		8,249	[a]	560,767
MaxLinear, Inc.		168,289	[a]	3,271,538
MKS Instruments, Inc.		20,243		2,485,031
Power Integrations, Inc.		31,079		2,220,905
Rambus, Inc.		55,428	[a]	3,283,555

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.7%(continued)
Semiconductors & Semiconductor Equipment - 3.4% (continued)
SkyWater Technology, Inc.		42,724	[a,b]	493,889
Synaptics, Inc.		46,249	[a]	4,629,525
			17,400,267
Software & Services - 5.3%
A10 Networks, Inc.		95,580		1,272,170
Confluent, Inc., Cl. A		40,757	[a]	1,380,440
DoubleVerify Holdings, Inc.		137,160	[a]	4,236,872
HubSpot, Inc.		9,601	[a]	5,941,195
JFrog Ltd.		149,831	[a]	6,710,931
nCino, Inc.		18,545	[a]	553,383
Progress Software Corp.		12,803		683,168
Twilio, Inc., Cl. A		39,441	[a]	2,350,289
Zuora, Inc., Cl. A		461,274	[a]	3,727,094
			26,855,542
Technology Hardware & Equipment - 3.2%
Belden, Inc.		13,725		1,169,096
Calix, Inc.		56,736	[a]	1,978,384
Corsair Gaming, Inc.		85,318	[a]	1,104,868
Knowles Corp.		92,521	[a]	1,511,793
Lumentum Holdings, Inc.		81,468	[a,b]	3,948,754
nLight, Inc.		265,091	[a]	3,507,154
Plexus Corp.		14,396	[a]	1,358,982
Viavi Solutions, Inc.		151,261	[a]	1,444,543
			16,023,574
Telecommunication Services - .1%
Bandwidth, Inc., Cl. A		32,578	[a]	669,152
Transportation - 1.3%
Heartland Express, Inc.		144,873		1,851,477
SkyWest, Inc.		55,945	[a]	3,592,788
Werner Enterprises, Inc.		23,103		927,354
			6,371,619
Utilities - 2.1%
Chesapeake Utilities Corp.		14,602		1,489,842
Clearway Energy, Inc., Cl. C		118,812		2,590,102
NextEra Energy Partners LP		78,826		2,165,350
PNM Resources, Inc.		39,720		1,450,177
Portland General Electric Co.		32,862		1,320,067
Southwest Gas Holdings, Inc.		21,961		1,496,642
			10,512,180
Total Common Stocks(cost $389,585,877)			484,814,874
	1-Day Yield (%)
Investment Companies - 4.3%
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $21,651,800)	5.41	21,651,800	[d]	21,651,800

30

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,302,374)	5.41	12,302,374	[d] 12,302,374
Total Investments (cost $423,540,051)		102.4%	518,769,048
Liabilities, Less Cash and Receivables		(2.4%)	(12,230,910)
Net Assets		100.0%	506,538,138

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $27,830,099 and the value of the collateral was $28,158,411, consisting of cash collateral of $12,302,374 and U.S. Government & Agency securities valued at $15,856,037. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	17.6
Industrials	14.6
Financials	14.5
Information Technology	11.9
Consumer Discretionary	10.7
Energy	9.5
Investment Companies	6.7
Consumer Staples	4.4
Communication Services	3.9
Real Estate	3.3
Materials	3.2
Utilities	2.1
Consumer, Non-cyclical	.0
102.4

† Based on net assets.

See notes to financial statements.

BNY Mellon Small Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.3%	25,668,861	114,690,703	(118,707,764)	21,651,800	538,313
Investment of Cash Collateral for Securities Loaned - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.4%	8,407,712	54,376,660	(50,481,998)	12,302,374	424,852	††
Total - 6.7%	34,076,573	169,067,363	(169,189,762)	33,954,174	963,165

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund
Description	Shares		Value ($)
Common Stocks - 96.5%
Australia - 3.9%
AGL Energy Ltd.	81,174		449,005
Aristocrat Leisure Ltd.	23,565		715,331
ASX Ltd.	153,409		6,563,237
Brambles Ltd.	116,198		1,138,717
Macquarie Group Ltd.	10,050		1,276,629
		10,142,919
Austria - 1.2%
OMV AG	69,543	[a]	3,064,035
Bermuda - 2.0%
Hiscox Ltd.	365,039	[a]	5,229,779
Denmark - .2%
AP Moller - Maersk A/S, Cl. B	440		621,359
France - 21.1%
AXA SA	54,295		1,930,660
BNP Paribas SA	131,463		7,877,838
Cie Generale des Etablissements Michelin SCA	121,703		4,511,511
Kering SA	11,386		5,247,566
Klepierre SA	84,274		2,140,142
LVMH Moet Hennessy Louis Vuitton SE	5,750		5,266,247
Orange SA	696,931		7,989,758
Publicis Groupe SA	83,596	[a]	8,839,328
Sanofi SA	78,256		7,435,098
STMicroelectronics NV	21,003		954,843
Vinci SA	26,379		3,377,116
		55,570,107
Germany - 9.6%
Allianz SE	9,661		2,650,783
Bayer AG	157,531		4,785,693
Daimler Truck Holding AG	35,872		1,465,135
DHL Group	77,045	[a]	3,573,898
Evonik Industries AG	126,992	[a]	2,340,561
Mercedes-Benz Group AG	104,682		8,338,067
Muenchener Rueckversicherungs-Gesellschaft AG	4,680		2,177,663
		25,331,800
Hong Kong - .7%
Sun Hung Kai Properties Ltd.	172,500		1,749,995
Ireland - 2.9%
CRH PLC	90,741		7,536,852
Italy - 2.0%
Enel SpA	373,202		2,375,302
Eni SpA	186,373	[b]	2,869,666
		5,244,968
Japan - 17.1%
Advantest Corp.	37,900		1,779,587
Casio Computer Co. Ltd.	291,100		2,326,434

BNY Mellon International Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.5%(continued)
Japan - 17.1% (continued)
FUJIFILM Holdings Corp.	21,700		1,374,684
Fujitsu Ltd.	23,500		3,665,693
ITOCHU Corp.	122,200		5,325,429
Mitsubishi Electric Corp.	152,900		2,418,423
Mizuho Financial Group, Inc.	71,600		1,335,120
Nippon Telegraph & Telephone Corp.	4,183,600		5,094,131
Renesas Electronics Corp.	125,700		2,067,824
Shionogi & Co. Ltd.	28,400		1,416,404
Sony Group Corp.	43,000		3,696,785
Sumitomo Mitsui Financial Group, Inc.	135,200		7,529,494
Tokyo Electron Ltd.	22,700		5,613,537
Trend Micro, Inc.	25,900		1,261,845
		44,905,390
Netherlands - 6.3%
ASML Holding NV	5,476		5,180,959
ING Groep NV	507,369		6,964,165
Koninklijke Ahold Delhaize NV	149,744		4,454,694
		16,599,818
Norway - .3%
Yara International ASA	28,678	[b]	891,816
Singapore - 1.3%
Singapore Exchange Ltd.	331,000		2,334,096
United Overseas Bank Ltd.	48,600		1,012,765
		3,346,861
Spain - 1.0%
ACS Actividades de Construccion y Servicios SA	63,040	[b]	2,584,781
Switzerland - 5.8%
Kuehne + Nagel International AG	8,923	[a]	3,004,131
Novartis AG	32,589		3,294,226
Roche Holding AG	17,768		4,657,169
Sonova Holding AG	13,804	[a]	4,254,479
		15,210,005
United Kingdom - 21.1%
Ashtead Group PLC	36,240		2,615,763
BAE Systems PLC	240,020		3,764,253
BP PLC	370,420		2,162,832
British American Tobacco PLC	115,868		3,438,236
Bunzl PLC	26,873		1,071,285
Burberry Group PLC	135,456		2,196,640
Diageo PLC	239,273		8,952,545
Ferguson PLC	17,230		3,594,074
GSK PLC	204,579		4,296,799
Legal & General Group PLC	501,791	[a]	1,534,809
Melrose Industries PLC	183,199		1,469,605
Rio Tinto PLC	45,229		2,902,541
Shell PLC	307,785		9,551,113

32

BNY Mellon International Fund (continued)
Description		Shares	Value ($)
Common Stocks - 96.5%(continued)
United Kingdom - 21.1% (continued)
SSE PLC		145,158	2,979,107
Tate & Lyle PLC		514,100	3,897,668
Unilever PLC		18,620	910,593
			55,337,863
Total Common Stocks(cost $224,196,064)			253,368,348

Exchange-Traded Funds - .3%
United States - .3%
iShares MSCI EAFE ETF (cost $770,499)		10,329	797,915
	Preferred Dividend Rate (%)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen AG (cost $8,077,129)		33,262	[a] 4,508,199
	1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $605,976)	5.41	605,976	[c] 605,976

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,267,996)	5.41	2,267,996	[c] 2,267,996
Total Investments (cost $235,917,664)		99.6%	261,548,434
Cash and Receivables (Net)		.4%	1,147,555
Net Assets		100.0%	262,695,989

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $2,161,202 and the value of the collateral was $2,267,996, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.5
Pharmaceuticals, Biotechnology & Life Sciences	9.9
Banks	9.4
Consumer Durables & Apparel	7.1
Energy	6.7
Automobiles & Components	6.6
Food, Beverage & Tobacco	6.2
Semiconductors & Semiconductor Equipment	5.9
Materials	5.2
Insurance	5.2
Telecommunication Services	5.0
Financial Services	3.9
Media & Entertainment	3.4
Transportation	2.7
Utilities	2.2
Software & Services	1.9
Consumer Staples Distribution & Retail	1.7
Health Care Equipment & Services	1.6
Investment Companies	1.4
Equity Real Estate Investment Trusts	.8
Real Estate Management & Development	.7
Technology Hardware & Equipment	.5
Commercial & Professional Services	.4
Household & Personal Products	.4
Consumer Services	.3
99.6

† Based on net assets.

See notes to financial statements.

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	1,009,721	25,244,157	(25,647,902)	605,976	19,583
Investment of Cash Collateral for Securities Loaned - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	2,981,093	40,003,343	(40,716,440)	2,267,996	2,637	††
Total - 1.1%	3,990,814	65,247,500	(66,364,342)	2,873,972	22,220
† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

34

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 98.4%
Australia - .6%
BHP Group Ltd.	51,256		1,469,857
Brazil - 6.4%
B3 SA - Brasil Bolsa Balcao	968,433		2,499,446
Banco Bradesco SA, ADR	1,314,680		3,654,810
Raia Drogasil SA	453,608		2,441,824
WEG SA	563,129		4,191,381
XP, Inc., Cl. A	122,365		2,892,709
		15,680,170
China - 18.2%
Alibaba Group Holding Ltd.	249,800		2,316,997
Centre Testing International Group Co. Ltd., Cl. A	540,127	[a]	989,966
China Merchants Bank Co. Ltd., Cl. H	362,500	[a]	1,408,162
Foshan Haitian Flavouring & Food Co. Ltd., Cl. A	526,856	[a]	2,978,583
JD.com, Inc., Cl. A	104,000	[a]	1,176,867
Kingdee International Software Group Co. Ltd.	1,462,000	[a]	1,584,771
NARI Technology Co. Ltd., Cl. A	1,127,037	[a]	3,623,565
NetEase, Inc.	145,600		3,138,510
Pharmaron Beijing Co. Ltd., Cl. H	5,250	[a,b]	7,084
Proya Cosmetics Co. Ltd., Cl. A	127,500		1,880,767
Shenzhen Inovance Technology Co. Ltd., CI. A	411,132	[a]	3,614,196
Silergy Corp.	104,000	[a]	1,381,787
Sungrow Power Supply Co. Ltd., CI. A	257,006	[a]	3,117,686
Tencent Holdings Ltd.	308,600	[a]	10,843,554
Trip.com Group Ltd.	65,900	[a]	2,968,617
Yum China Holdings, Inc.	89,344		3,831,964
		44,863,076
France - 2.1%
TotalEnergies SE	81,188		5,194,759
Hong Kong - 3.6%
AIA Group Ltd.	543,800		4,400,573
Hong Kong Exchanges & Clearing Ltd.	45,300		1,399,680
Pacific Basin Shipping Ltd.	5,926,000		1,733,486
Prudential PLC	146,756		1,450,235
		8,983,974
India - 20.2%
Dr. Lal PathLabs Ltd.	58,923	[b]	1,674,527
HDFC Bank Ltd.	365,427	[a]	6,156,427
HDFC Life Insurance Co. Ltd.	301,538	[a,b]	2,111,116
Hindustan Unilever Ltd.	105,384		3,059,527
ICICI Bank Ltd.	226,025	[a]	2,857,941
Info Edge India Ltd.	56,759		3,612,059
Infosys Ltd.	121,118		2,436,734
KEI Industries Ltd.	70,383		2,713,588
Marico Ltd.	473,799		2,981,836

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.4%(continued)
India - 20.2% (continued)
Pidilite Industries Ltd.	58,292	[a]	1,933,595
Reliance Industries Ltd.	147,566	[a]	5,207,114
Sona Blw Precision Forgings Ltd.	452,222	[b]	3,767,181
Tata Consultancy Services Ltd.	75,756		3,747,846
Titan Co. Ltd.	79,354	[a]	3,473,780
Zomato Ltd.	1,991,698	[a]	3,979,375
		49,712,646
Indonesia - 4.5%
Bank Mandiri Persero TBK Pt	17,230,600	[a]	7,653,111
Bank Rakyat Indonesia Persero TBK Pt	8,951,000		3,475,067
		11,128,178
Japan - .7%
Advantest Corp.	38,800		1,821,847
Mexico - 5.7%
Fomento Economico Mexicano SAB de CV	343,390		4,275,590
Grupo Financiero Banorte SAB de CV, Cl. O	461,815		4,776,859
Wal-Mart de Mexico SAB de CV	1,221,688		4,879,799
		13,932,248
Netherlands - 2.4%
ASM International NV	3,956	[a]	2,429,212
ASML Holding NV	3,784		3,580,122
		6,009,334
Peru - 1.7%
Credicorp Ltd.	24,792	[a]	4,236,457
Philippines - .7%
Ayala Corp.	132,220		1,594,206
Poland - 1.6%
Dino Polska SA	34,495	[a,b,c]	4,016,272
Russia - .0%
Lukoil PJSC, ADR	85,809	[a,d]	0
Sberbank of Russia PJSC, ADR	884,047	[a,d]	0
X5 Retail Group NV, GDR	198,889	[a,d]	0
Yandex NV, Cl. A	34,166	[a,d]	0
South Africa - 1.3%
Clicks Group Ltd.	201,410		3,152,162
South Korea - 7.5%
KT Corp.	85,079		2,501,532
LG Energy Solution Ltd.	4,273	[a]	1,292,956
Samsung Electronics Co. Ltd.	234,121		12,851,852
Samsung SDI Co. Ltd.	6,444		1,830,090
		18,476,430
Sweden - 1.1%
Epiroc AB, Cl. A	151,596		2,753,081
Taiwan - 15.4%
Airtac International Group	58,527		2,242,675

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.4%(continued)
Taiwan - 15.4% (continued)
Chailease Holding Co. Ltd.		320,546	[a]	1,770,979
Chroma ATE, Inc.		311,000	[a]	2,296,096
Delta Electronics, Inc.		227,000	[a]	2,111,096
MediaTek, Inc.		156,000		5,608,131
Taiwan Semiconductor Manufacturing Co. Ltd.		838,000		18,224,389
Uni-President Enterprises Corp.		1,466,000	[a]	3,554,212
Voltronic Power Technology Corp.		43,000	[a]	2,176,727
			37,984,305
United States - 1.9%
Lam Research Corp.		2,232		2,094,174
Schlumberger NV		52,546		2,539,548
			4,633,722
Uruguay - 2.8%
Globant SA		12,259	[a]	2,735,841
MercadoLibre, Inc.		2,574	[a]	4,106,302
			6,842,143
Total Common Stocks(cost $204,282,740)			242,484,867
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,900,871)	5.41	3,900,871	[e]	3,900,871
Total Investments (cost $208,183,611)		100.0%	246,385,738
Cash and Receivables (Net)		.0%	112,840
Net Assets		100.0%	246,498,578

ADR—American Depositary Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $11,576,180 or 4.7% of net assets.

c Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $2,971,424 and the value of the collateral was $3,118,219, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at February 29, 2024. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	14.3
Banks	13.9
Capital Goods	11.1
Technology Hardware & Equipment	7.7
Media & Entertainment	7.1
Consumer Staples Distribution	5.9
Food, Beverage & Tobacco	5.6
Energy	5.2
Consumer Services	4.4
Software & Services	4.3
Financial Services	3.5
Insurance	3.2
Consumer Discretionary Distribution	3.1
Household & Personal Products	2.0
Investment Companies	1.6
Automobiles & Components	1.5
Consumer Durables & Apparel	1.4
Materials	1.4
Telecommunication Services	1.0
Transportation	.7
Health Care Equipment & Services	.7
Commercial & Professional Services	.4
Pharmaceuticals, Biotechnology & Life Sciences	.0
100.0

† Based on net assets.

See notes to financial statements.

36

BNY Mellon Emerging Markets Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.6%	5,362,241	46,370,850	(47,832,220)	3,900,871	93,873
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	960,211	5,903,592	(6,863,803)	-	4,601	††
Total - 1.6%	6,322,452	52,274,442	(54,696,023)	3,900,871	98,474

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.2%
Aerospace & Defense - .0%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	250,000		223,992
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	221,476		207,961
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000		248,938
				456,899
Automobiles & Components - .0%
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	150,000		125,374
Banks - 1.0%
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	350,000	[a,b]	350,581
Barclays PLC, Sr. Unscd. Notes	7.39	11/2/2028	325,000		343,667
Citigroup, Inc., Sub. Notes	6.17	5/25/2034	330,000		332,641
Citizens Bank NA/Providence RI, Sr. Unscd. Notes	2.25	4/28/2025	100,000		95,981
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	225,000		222,423
Comerica, Inc., Sr. Unscd. Notes	5.98	1/30/2030	215,000		211,185
Deutsche Bank AG, Sr. Notes	6.72	1/18/2029	375,000		385,379
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	175,000		170,912
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	[a,b]	277,168
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	375,000		345,813
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	260,000		254,112
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	255,000	[b,c]	252,068
Santander Holdings USA, Inc., Sr. Unscd. Bonds	7.66	11/9/2031	200,000		213,902
Societe Generale SA, Sub. Notes	6.22	6/15/2033	350,000	[a,c]	343,379
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	385,000		418,743
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	175,000	[c]	172,019
				4,389,973
Beverage Products - .1%
Anheuser-Busch Companies LLC/Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.90	2/1/2046	300,000		277,529
Chemicals - .0%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	215,000	[a]	214,823
Consumer Discretionary - .1%
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	325,000		307,619
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	275,000		242,721
				550,340
Diversified Financials - .4%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	300,000		276,858
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	425,000	[c]	378,324
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	275,000		241,000
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	200,000		187,156
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	310,000		270,009
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	350,000	[c]	236,788
				1,590,135
Electronic Components - .1%
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	275,000		247,873
Energy - .3%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	175,000		152,225
Diamondback Energy, Inc., Gtd. Notes	3.13	3/24/2031	200,000		175,443

38

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.2% (continued)
Energy - .3% (continued)
Energy Transfer LP, Sr. Unscd. Notes	5.55	5/15/2034	200,000		198,010
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	125,000		126,730
Kinder Morgan, Inc., Gtd. Notes	5.20	6/1/2033	170,000	[a]	165,570
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	250,000		244,706
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	175,000		143,511
				1,206,195
Food Products - .1%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	300,000	[a]	239,430
Health Care - .3%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	285,000		260,853
Amgen, Inc., Sr. Unscd. Notes	5.60	3/2/2043	225,000		225,374
Amgen, Inc., Sr. Unscd. Notes	5.65	6/15/2042	80,000		80,468
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	360,000		327,403
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.65	5/19/2030	300,000		295,235
				1,189,333
Information Technology - .1%
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	275,000		236,253
Insurance - .1%
MetLife, Inc., Jr. Sub. Bonds, Ser. G	3.85	9/15/2025	100,000	[a,b]	95,815
Prudential Financial, Inc., Sr. Unscd. Notes	4.35	2/25/2050	275,000		233,093
				328,908
Internet Software & Services - .2%
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	350,000		310,779
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	300,000		289,672
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	380,000		332,276
				932,727
Media - .0%
Comcast Corp., Gtd. Notes	5.35	11/15/2027	215,000		218,415
Metals & Mining - .1%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	225,000	[c]	186,782
Nucor Corp., Sr. Unscd. Notes	3.13	4/1/2032	150,000		131,252
				318,034
Real Estate - .1%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.95	3/15/2034	225,000		181,971
Prologis LP, Sr. Unscd. Notes	2.25	1/15/2032	175,000		143,012
Prologis LP, Sr. Unscd. Notes	4.75	6/15/2033	100,000		97,028
				422,011
Retailing - .1%
McDonald's Corp., Sr. Unscd. Notes	4.95	8/14/2033	200,000	[a]	198,506
The Home Depot, Inc., Sr. Unscd. Notes	1.38	3/15/2031	280,000		221,673
				420,179
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	175,000	[c]	146,245
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	300,000	[c]	235,304
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	225,000	[c]	224,109
Intel Corp., Sr. Unscd. Notes	5.60	2/21/2054	200,000		200,028
Microchip Technology, Inc., Sr. Unscd. Notes	0.98	9/1/2024	100,000		97,613

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.2% (continued)
Semiconductors & Semiconductor Equipment - .2% (continued)
NXP BV/NXP Funding LLC, Gtd. Notes	5.35	3/1/2026	210,000		209,919
				1,113,218
Technology Hardware & Equipment - .0%
Dell International LLC/EMC Corp., Gtd. Notes	3.38	12/15/2041	200,000		146,341
Telecommunication Services - .1%
AT&T, Inc., Sr. Unscd. Notes	4.55	3/9/2049	345,000		291,171
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	375,000		271,020
Verizon Communications, Inc., Sr. Unscd. Notes	3.40	3/22/2041	140,000		107,328
				669,519
Transportation - .1%
J.B. Hunt Transport Services, Inc., Gtd. Notes	3.88	3/1/2026	250,000		244,185
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	248,469		202,969
U.S. Government Agencies Mortgage-Backed - 3.7%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			234,381	[d]	174,737
2.00%, 8/1/2041-2/1/2052			1,107,360	[d]	868,166
2.50%, 12/1/2035-3/1/2042			977,739	[d]	877,209
3.00%, 11/1/2051-1/1/2052			608,164	[d]	523,218
3.50%, 1/1/2052-3/1/2052			614,119	[d]	547,576
4.00%, 1/1/2052			406,013	[d]	374,020
5.00%, 11/1/2052-6/1/2053			637,244	[d]	622,349
5.50%, 1/1/2053-9/1/2053			774,188	[d]	771,646
6.00%, 12/1/2053-2/1/2054			780,379	[d]	787,037
Federal National Mortgage Association:
1.50%, 1/1/2042			237,730	[d]	190,747
2.00%, 10/1/2050-1/1/2052			1,603,790	[d]	1,274,543
2.50%, 6/1/2051-3/1/2052			1,837,097	[d]	1,510,648
3.00%, 1/1/2035-6/1/2052			1,506,283	[d]	1,320,497
3.50%, 3/1/2048-3/1/2052			937,054	[d]	842,798
4.00%, 4/1/2052-6/1/2052			640,728	[d]	590,236
4.50%, 3/1/2050-10/1/2052			651,027	[d]	619,418
5.00%, 4/1/2053			541,201	[d]	525,175
5.50%, 9/1/2053			361,477	[d]	357,788
6.00%, 9/1/2053			674,312	[d]	679,306
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			380,628		297,110
2.50%, 5/20/2051-8/20/2052			1,164,824		974,728
3.00%, 6/20/2050-11/20/2051			685,559		600,177
3.50%, 1/20/2052			243,829		220,649
4.00%, 2/20/2051-5/20/2051			267,016		244,760
4.50%, 7/20/2052			374,595		358,306
				16,152,844
U.S. Treasury Securities - 4.9%
U.S. Treasury Bonds	3.00	8/15/2052	700,000		541,324
U.S. Treasury Bonds	3.63	5/15/2053	825,000		722,020
U.S. Treasury Bonds	3.63	2/15/2053	585,000		511,601
U.S. Treasury Bonds	3.88	2/15/2043	930,000		851,695

40

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.2% (continued)
U.S. Treasury Securities - 4.9% (continued)
U.S. Treasury Bonds	4.00	11/15/2052	1,430,000		1,339,368
U.S. Treasury Bonds	4.13	8/15/2053	415,000		397,427
U.S. Treasury Bonds	4.75	11/15/2053	310,000		329,908
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	355,561	[e]	339,337
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	665,310	[e]	629,520
U.S. Treasury Notes	0.50	8/31/2027	515,000		451,068
U.S. Treasury Notes	0.75	4/30/2026	100,000		92,207
U.S. Treasury Notes	1.25	11/30/2026	320,000		293,725
U.S. Treasury Notes	1.75	12/31/2026	55,000	[a]	51,109
U.S. Treasury Notes	2.00	11/15/2026	395,000		370,544
U.S. Treasury Notes	2.38	5/15/2027	1,280,000		1,203,450
U.S. Treasury Notes	2.50	3/31/2027	980,000		926,866
U.S. Treasury Notes	2.63	1/31/2026	300,000		289,020
U.S. Treasury Notes	2.75	7/31/2027	145,000		137,572
U.S. Treasury Notes	2.88	4/30/2029	785,000		734,634
U.S. Treasury Notes	3.25	6/30/2029	940,000	[a]	894,322
U.S. Treasury Notes	3.25	6/30/2027	100,000		96,539
U.S. Treasury Notes	3.38	5/15/2033	670,000		625,154
U.S. Treasury Notes	3.50	1/31/2028	345,000		334,684
U.S. Treasury Notes	3.50	2/15/2033	555,000		523,629
U.S. Treasury Notes	3.63	3/31/2030	850,000		820,383
U.S. Treasury Notes	3.88	8/15/2033	150,000		145,559
U.S. Treasury Notes	3.88	12/31/2027	555,000		545,808
U.S. Treasury Notes	3.88	1/15/2026	690,000		680,243
U.S. Treasury Notes	4.00	2/29/2028	120,000		118,540
U.S. Treasury Notes	4.00	7/31/2030	515,000		506,973
U.S. Treasury Notes	4.13	8/31/2030	975,000	[a]	966,354
U.S. Treasury Notes	4.13	11/15/2032	545,000		539,348
U.S. Treasury Notes	4.25	1/31/2026	165,000	[a]	163,782
U.S. Treasury Notes	4.38	8/31/2028	310,000		311,041
U.S. Treasury Notes	4.50	11/15/2033	1,175,000	[a]	1,197,490
U.S. Treasury Notes	4.50	11/15/2025	200,000	[a]	199,266
U.S. Treasury Notes	4.63	6/30/2025	410,000		408,759
U.S. Treasury Notes	4.63	2/28/2025	685,000		682,170
U.S. Treasury Notes	4.75	7/31/2025	160,000		159,819
U.S. Treasury Notes	4.88	10/31/2030	295,000	[a]	305,014
U.S. Treasury Notes	4.88	10/31/2028	135,000	[a]	138,328
U.S. Treasury Notes	5.00	8/31/2025	835,000		837,251
U.S. Treasury Notes	5.00	10/31/2025	135,000		135,522
				21,548,373
Utilities - .0%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.70	9/1/2054	150,000		149,793
Total Bonds and Notes (cost $57,289,448)			53,815,665

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 37.2%
Advertising - .1%
Omnicom Group, Inc.	1,670	147,611
The Interpublic Group of Companies, Inc.	3,330	104,562
		252,173
Aerospace & Defense - .5%
Howmet Aerospace, Inc.	2,940	195,657
L3Harris Technologies, Inc.	334	70,694
Lockheed Martin Corp.	1,035	443,228
Northrop Grumman Corp.	562	259,093
RTX Corp.	5,027	450,771
The Boeing Company	2,235	[f] 455,314
TransDigm Group, Inc.	275	323,879
		2,198,636
Agriculture - .2%
Altria Group, Inc.	2,191	89,634
Archer-Daniels-Midland Co.	2,845	151,098
Philip Morris International, Inc.	6,614	594,995
		835,727
Airlines - .1%
American Airlines Group, Inc.	6,820	[f] 106,938
Delta Air Lines, Inc.	4,300	181,761
		288,699
Automobiles & Components - .6%
BorgWarner, Inc.	2,830	88,098
Ford Motor Co.	27,140	337,622
General Motors Co.	5,245	214,940
Tesla, Inc.	9,453	[f] 1,908,372
		2,549,032
Banks - 1.2%
Bank of America Corp.	33,858	1,168,778
Citigroup, Inc.	6,481	359,631
Citizens Financial Group, Inc.	3,815	119,753
Comerica, Inc.	710	35,060
Fifth Third Bancorp	3,530	121,220
Huntington Bancshares, Inc.	9,700	126,488
JPMorgan Chase & Co.	10,809	2,011,123
KeyCorp	8,680	123,864
M&T Bank Corp.	821	114,727
Regions Financial Corp.	10,080	187,790
The PNC Financial Services Group, Inc.	1,641	241,555
Truist Financial Corp.	2,398	83,882
Wells Fargo & Co.	13,119	729,285
Zions Bancorp NA	460	18,138
		5,441,294
Beverage Products - .6%
CVS Health Corp.	4,822	358,612
Molson Coors Beverage Co., Cl. B	1,840	114,853
Monster Beverage Corp.	6,048	[f] 357,437
PepsiCo, Inc.	5,203	860,264

42

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 37.2% (continued)
Beverage Products - .6% (continued)
The Coca-Cola Company	13,183		791,244
		2,482,410
Building Materials - .2%
Carrier Global Corp.	4,240		235,659
Johnson Controls International PLC	3,182		188,597
Trane Technologies PLC	1,303		367,407
		791,663
Chemicals - .6%
Air Products & Chemicals, Inc.	302		70,680
Albemarle Corp.	1,141		157,287
Celanese Corp.	800		121,576
CF Industries Holdings, Inc.	960		77,491
Dow, Inc.	2,730		152,552
DuPont de Nemours, Inc.	1,830		126,618
Eastman Chemical Co.	1,785		156,616
Ecolab, Inc.	824		185,268
FMC Corp.	1,715		96,709
Linde PLC	1,879		843,333
LyondellBasell Industries NV, Cl. A	1,445		144,905
PPG Industries, Inc.	721		102,094
The Mosaic Company	2,150		66,994
The Sherwin-Williams Company	891		295,839
Vulcan Materials Co.	595		158,181
		2,756,143
Commercial & Professional Services - .4%
Automatic Data Processing, Inc.	1,844		463,084
Cintas Corp.	478		300,476
Equifax, Inc.	775		212,032
FLEETCOR Technologies, Inc.	399	[f]	111,429
S&P Global, Inc.	1,751		750,093
		1,837,114
Consumer Discretionary - .6%
Carnival Corp.	7,455	[f]	118,236
Chipotle Mexican Grill, Inc.	116	[f]	311,897
D.R. Horton, Inc.	1,923		287,373
Darden Restaurants, Inc.	1,026		175,148
Hasbro, Inc.	1,985		99,826
Hilton Worldwide Holdings, Inc.	1,183		241,711
Lennar Corp., Cl. A	1,527		242,045
Marriott International, Inc., Cl. A	1,200		299,844
MGM Resorts International	2,730	[f]	118,154
Norwegian Cruise Line Holdings Ltd.	1,375	[f]	26,661
Royal Caribbean Cruises Ltd.	930	[f]	114,716
Starbucks Corp.	4,268		405,033
Whirlpool Corp.	1,279		137,352
Yum! Brands, Inc.	1,012		140,081
		2,718,077
Consumer Durables & Apparel - .2%
NIKE, Inc., Cl. B	4,841		503,125

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 37.2% (continued)
Consumer Durables & Apparel - .2% (continued)
Tapestry, Inc.	3,700	175,861
		678,986
Consumer Staples - .5%
Church & Dwight Co., Inc.	1,145	114,637
Colgate-Palmolive Co.	4,395	380,255
The Estee Lauder Companies, Inc., Cl. A	1,704	253,180
The Procter & Gamble Company	8,871	1,409,957
		2,158,029
Diversified Financials - 1.7%
American Express Co.	3,602	790,351
BlackRock, Inc.	590	478,691
Capital One Financial Corp.	1,550	213,296
CME Group, Inc.	1,364	300,557
Discover Financial Services	1,785	215,450
Intercontinental Exchange, Inc.	2,077	287,498
Invesco Ltd.	10,805	166,505
Mastercard, Inc., Cl. A	3,109	1,476,029
Moody's Corp.	724	274,700
Morgan Stanley	5,530	475,801
Northern Trust Corp.	1,141	93,710
State Street Corp.	1,985	146,354
The Charles Schwab Corp.	4,130	275,801
The Goldman Sachs Group, Inc.	1,394	542,336
Visa, Inc., Cl. A	6,374	1,801,547
		7,538,626
Electronic Components - .8%
AMETEK, Inc.	1,268	228,468
Amphenol Corp., Cl. A	2,951	322,367
Eaton Corp. PLC	1,649	476,561
Emerson Electric Co.	2,745	293,303
Fastenal Co.	3,225	235,457
Generac Holdings, Inc.	357	[f] 40,166
Honeywell International, Inc.	2,403	477,548
PACCAR, Inc.	3,492	387,228
Quanta Services, Inc.	1,592	384,484
TE Connectivity Ltd.	1,378	197,826
United Rentals, Inc.	548	379,912
		3,423,320
Energy - 1.4%
Baker Hughes Co.	3,435	101,642
Chevron Corp.	4,622	702,590
ConocoPhillips	6,110	687,619
Coterra Energy, Inc.	3,295	84,945
Devon Energy Corp.	1,420	62,565
Diamondback Energy, Inc.	1,574	287,286
Enphase Energy, Inc.	666	[f] 84,589
EOG Resources, Inc.	3,688	422,128
EQT Corp.	1,320	49,038
Exxon Mobil Corp.	13,297	1,389,802

44

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 37.2% (continued)
Energy - 1.4% (continued)
Halliburton Co.	4,010		140,631
Hess Corp.	1,685		245,589
Kinder Morgan, Inc.	5,102		88,724
Marathon Oil Corp.	8,210		199,093
Marathon Petroleum Corp.	1,626		275,168
Occidental Petroleum Corp.	2,750		166,678
ONEOK, Inc.	2,005		150,616
Phillips 66	1,508		214,905
Pioneer Natural Resources Co.	471		110,774
Schlumberger NV	6,165		297,954
The Williams Companies, Inc.	3,810		136,931
Valero Energy Corp.	1,333		188,566
		6,087,833
Environmental Control - .1%
Veralto Corp.	1,090		94,198
Waste Management, Inc.	1,411		290,172
		384,370
Financials - .0%
Blackstone, Inc.	188		24,030
Food & Staples Retailing - .6%
Costco Wholesale Corp.	1,690		1,257,174
Sysco Corp.	1,895		153,438
The Kroger Company	3,210		159,248
Walmart, Inc.	18,327		1,074,145
		2,644,005
Food Products - .2%
General Mills, Inc.	3,390		217,570
Lamb Weston Holdings, Inc.	1,085		110,898
Mondelez International, Inc., Cl. A	5,285		386,175
The Hershey Company	673		126,470
The J.M. Smucker Company	720		86,522
Tyson Foods, Inc., Cl. A	1,745		94,649
		1,022,284
Forest Products & Paper - .0%
International Paper Co.	2,990		105,726
Health Care - 4.6%
Abbott Laboratories	7,299		865,953
AbbVie, Inc.	6,982		1,229,181
Agilent Technologies, Inc.	2,643		363,042
Align Technology, Inc.	420	[f]	127,016
Amgen, Inc.	2,342		641,310
Becton, Dickinson and Co.	645		151,930
Biogen, Inc.	735	[f]	159,488
Boston Scientific Corp.	6,465	[f]	428,048
Bristol-Myers Squibb Co.	3,608		183,106
Cardinal Health, Inc.	2,550		285,549
Catalent, Inc.	770	[f]	44,152
Centene Corp.	2,510	[f]	196,859
Corteva, Inc.	2,493		133,425

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 37.2% (continued)
Health Care - 4.6% (continued)
Danaher Corp.	3,287		832,071
Dentsply Sirona, Inc.	2,175		71,079
DexCom, Inc.	978	[f]	112,538
Edwards Lifesciences Corp.	1,076	[f]	91,320
Elevance Health, Inc.	836		419,045
Eli Lilly & Co.	3,021		2,276,867
GE HealthCare Technologies, Inc.	1,785		162,935
Gilead Sciences, Inc.	4,135		298,134
HCA Healthcare, Inc.	1,032		321,674
Hologic, Inc.	1,090	[f]	80,442
Humana, Inc.	357		125,064
IDEXX Laboratories, Inc.	595	[f]	342,262
Illumina, Inc.	689	[f]	96,343
Intuitive Surgical, Inc.	1,376	[f]	530,586
IQVIA Holdings, Inc.	660	[f]	163,126
Johnson & Johnson	10,970		1,770,339
Laboratory Corp. of America Holdings	573		123,671
McKesson Corp.	552		287,818
Medtronic PLC	1,363		113,620
Merck & Co., Inc.	9,587		1,218,987
Pfizer, Inc.	24,686		655,660
Quest Diagnostics, Inc.	711		88,797
Regeneron Pharmaceuticals, Inc.	425	[f]	410,588
ResMed, Inc.	547		95,025
Steris PLC	559		130,197
Stryker Corp.	1,486		518,718
The Cigna Group	1,154		387,906
The Cooper Companies, Inc.	784		73,382
Thermo Fisher Scientific, Inc.	1,811		1,032,596
UnitedHealth Group, Inc.	3,554		1,754,254
Vertex Pharmaceuticals, Inc.	1,048	[f]	440,936
Waters Corp.	356	[f]	120,122
Zoetis, Inc.	2,188		433,946
		20,389,107
Household & Personal Products - .0%
Kimberly-Clark Corp.	1,157		140,194
Industrial - .9%
Caterpillar, Inc.	1,843		615,488
Copart, Inc.	4,546	[f]	241,620
Deere & Co.	1,194		435,870
Dover Corp.	1,046		172,987
General Electric Co.	5,076		796,374
Huntington Ingalls Industries, Inc.	341		99,442
Illinois Tool Works, Inc.	272		71,305
Ingersoll Rand, Inc.	2,475		226,042
Otis Worldwide Corp.	1,294		123,318
Parker-Hannifin Corp.	673		360,358
Rockwell Automation, Inc.	696		198,416
Snap-on, Inc.	691		190,481

46

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 37.2% (continued)
Industrial - .9% (continued)
Teledyne Technologies, Inc.	244	[f]	104,254
Textron, Inc.	1,610		143,403
Westinghouse Air Brake Technologies Corp.	936		132,247
		3,911,605
Information Technology - 4.6%
Adobe, Inc.	1,718	[f]	962,561
Autodesk, Inc.	932	[f]	240,614
Cadence Design Systems, Inc.	1,967	[f]	598,715
Cognizant Technology Solutions Corp., Cl. A	2,205		174,239
eBay, Inc.	2,567		121,368
Electronic Arts, Inc.	1,180		164,586
Fidelity National Information Services, Inc.	2,850		197,192
Fiserv, Inc.	2,515	[f]	375,414
Global Payments, Inc.	1,454		188,584
International Business Machines Corp.	3,243		600,052
Intuit, Inc.	1,207		800,108
Jack Henry & Associates, Inc.	672		116,773
Microsoft Corp.	29,169		12,065,465
MSCI, Inc.	452		253,558
Oracle Corp.	5,928		662,039
Paychex, Inc.	1,685		206,615
PayPal Holdings, Inc.	2,885	[f]	174,081
Roper Technologies, Inc.	392		213,534
Salesforce, Inc.	3,868		1,194,516
ServiceNow, Inc.	772	[f]	595,474
Synopsys, Inc.	564	[f]	323,584
		20,229,072
Insurance - 1.4%
Aflac, Inc.	3,275		264,423
American International Group, Inc.	4,315		314,520
Aon PLC, Cl. A	1,033		326,418
Berkshire Hathaway, Inc., Cl. B	6,674	[f]	2,732,336
Chubb Ltd.	1,248		314,084
Cincinnati Financial Corp.	1,075		122,550
Marsh & McLennan Cos., Inc.	1,500		303,405
MetLife, Inc.	2,325		162,146
Prudential Financial, Inc.	2,400		261,576
The Allstate Corp.	1,609		256,668
The Progressive Corp.	4,355		825,534
The Travelers Companies, Inc.	1,281		283,050
Willis Towers Watson PLC	634		172,835
		6,339,545
Internet Software & Services - 4.0%
Airbnb, Inc., Cl. A	898	[f]	141,408
Alphabet, Inc., Cl. A	21,275	[f]	2,945,736
Alphabet, Inc., Cl. C	21,549	[f]	3,012,119
Amazon.com, Inc.	34,988	[f]	6,184,479
Booking Holdings, Inc.	139		482,167
Etsy, Inc.	935	[f]	67,030

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 37.2% (continued)
Internet Software & Services - 4.0% (continued)
Meta Platforms, Inc., Cl. A	8,670		4,249,427
Uber Technologies, Inc.	5,320	[f]	422,940
Verisign, Inc.	724	[f]	141,390
		17,646,696
Materials - .1%
WestRock Co.	5,065		229,394
Media - .6%
Charter Communications, Inc., Cl. A	175	[f]	51,438
Comcast Corp., Cl. A	11,416		489,176
Fox Corp., Cl. A	1,795		53,473
Live Nation Entertainment, Inc.	1,125	[f]	109,103
Netflix, Inc.	1,780	[f]	1,073,198
News Corporation, Cl. A	6,050		162,624
The Walt Disney Company	4,858		542,056
		2,481,068
Metals & Mining - .1%
Freeport-McMoRan, Inc.	4,970		187,916
Nucor Corp.	1,088		209,222
		397,138
Real Estate - .8%
Alexandria Real Estate Equities, Inc.	776	[g]	96,790
American Tower Corp.	87	[g]	17,301
AvalonBay Communities, Inc.	585	[g]	103,563
Boston Properties, Inc.	1,350	[g]	87,372
CBRE Group, Inc., Cl. A	1,925	[f]	176,888
Crown Castle, Inc.	1,709	[g]	187,887
Digital Realty Trust, Inc.	1,366	[g]	200,542
Equinix, Inc.	352	[g]	312,865
Equity Residential	1,085	[g]	65,328
Essex Property Trust, Inc.	460	[g]	106,444
Extra Space Storage, Inc.	852	[g]	120,106
Federal Realty Investment Trust	1,140	[g]	114,969
Invitation Homes, Inc.	2,650	[g]	90,286
Iron Mountain, Inc.	2,770	[g]	217,833
Prologis, Inc.	3,441	[g]	458,582
Public Storage	1,155	[g]	327,870
Realty Income Corp.	1,740	[g]	90,671
Regency Centers Corp.	1,970	[g]	122,042
Simon Property Group, Inc.	1,969	[g]	291,688
UDR, Inc.	3,160	[g]	112,180
VICI Properties, Inc.	4,960	[g]	148,453
Welltower, Inc.	2,125	[g]	195,840
Weyerhaeuser Co.	2,765	[g]	95,061
		3,740,561
Retailing - 1.1%
AutoZone, Inc.	113	[f]	339,680
Dollar General Corp.	865		125,693
Dollar Tree, Inc.	998	[f]	146,387
Domino's Pizza, Inc.	158		70,839

48

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 37.2% (continued)
Retailing - 1.1% (continued)
Lowe's Cos., Inc.	2,480		596,862
McDonald's Corp.	2,512		734,207
O'Reilly Automotive, Inc.	306	[f]	332,751
Target Corp.	1,991		304,464
The Home Depot, Inc.	3,913		1,489,327
The TJX Companies, Inc.	4,182		414,603
Tractor Supply Co.	840		213,629
		4,768,442
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc.	6,244	[f]	1,202,157
Analog Devices, Inc.	2,120		406,658
Applied Materials, Inc.	3,442		693,976
Broadcom, Inc.	1,599		2,079,484
First Solar, Inc.	238	[f]	36,626
Intel Corp.	16,443		707,871
KLA Corp.	783		534,241
Lam Research Corp.	511		479,446
Microchip Technology, Inc.	2,416		203,282
Micron Technology, Inc.	4,440		402,308
Monolithic Power Systems, Inc.	173		124,567
NVIDIA Corp.	9,796		7,749,812
NXP Semiconductors NV	894		223,259
ON Semiconductor Corp.	400	[f]	31,568
Teradyne, Inc.	275		28,487
Texas Instruments, Inc.	2,939		491,783
		15,395,525
Technology Hardware & Equipment - 3.2%
Accenture PLC, Cl. A	3,162		1,185,054
Apple, Inc.	56,568		10,224,666
Corning, Inc.	3,035		97,848
F5, Inc.	516	[f]	96,606
Fortinet, Inc.	4,585	[f]	316,869
HP, Inc.	3,861		109,382
Juniper Networks, Inc.	4,985		184,595
Keysight Technologies, Inc.	945	[f]	145,814
Leidos Holdings, Inc.	1,530		195,626
MarketAxess Holdings, Inc.	221		47,164
Motorola Solutions, Inc.	428		141,407
Palo Alto Networks, Inc.	1,117	[f]	346,884
Qualcomm, Inc.	4,969		784,059
Seagate Technology Holdings PLC	1,240		115,382
Western Digital Corp.	2,040	[f]	121,319
		14,112,675
Telecommunication Services - .5%
Arista Networks, Inc.	1,371	[f]	380,507
AT&T, Inc.	25,480		431,376
Cisco Systems, Inc.	9,490		459,031
T-Mobile US, Inc.	3,239		528,929

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description		Shares	Value ($)
Common Stocks - 37.2% (continued)
Telecommunication Services - .5% (continued)
Verizon Communications, Inc.		12,383	495,568
			2,295,411
Transportation - .5%
CSX Corp.		7,128	270,436
FedEx Corp.		1,009	251,211
Norfolk Southern Corp.		1,479	374,749
Union Pacific Corp.		3,100	786,439
United Parcel Service, Inc., Cl. B		2,610	386,959
			2,069,794
Utilities - .7%
Ameren Corp.		1,585	112,836
American Electric Power Co., Inc.		730	62,189
CenterPoint Energy, Inc.		5,215	143,413
Consolidated Edison, Inc.		3,385	295,206
Constellation Energy Corp.		1,729	291,250
Dominion Energy, Inc.		5,420	259,239
DTE Energy Co.		1,047	113,442
Duke Energy Corp.		1,325	121,675
Edison International		3,135	213,243
Entergy Corp.		1,156	117,415
Evergy, Inc.		5,995	296,992
Exelon Corp.		6,025	215,936
FirstEnergy Corp.		4,175	152,847
NextEra Energy, Inc.		7,407	408,792
NiSource, Inc.		3,490	90,949
Pinnacle West Capital Corp.		1,855	126,752
Public Service Enterprise Group, Inc.		2,960	184,704
WEC Energy Group, Inc.		325	25,509
			3,232,389
Total Common Stocks (cost $70,331,352)		163,596,793
	Preferred Dividend Rate (%)
Preferred Stocks - .1%
Telecommunication Services - ..1%
AT&T, Inc., Ser. A (cost $375,000)	5.00	15,000	332,850
		Number of Rights
Rights - .0%
Health Care - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		390	[h] 398

50

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 50.5%
Registered Investment Companies - 50.5%
BNY Mellon Corporate Bond Fund, Cl. M		1,636,727	[i]	19,526,155
BNY Mellon Developed Markets Real Estate Securities Fund, CI. Y		1,562,693	[i]	11,907,720
BNY Mellon Emerging Markets Fund, Cl. M		1,378,461	[i]	13,536,489
BNY Mellon Floating Rate Income Fund, Cl. Y		816,891	[i]	9,091,998
BNY Mellon High Yield Fund, Cl. I		2,761,213	[i]	14,689,655
BNY Mellon Income Stock Fund, Cl. M		1,038,279	[i]	7,745,564
BNY Mellon Intermediate Bond Fund, Cl. M		1,863,967	[i]	21,938,893
BNY Mellon International Equity Fund, Cl. Y		1,059,254	[i]	22,604,481
BNY Mellon International Fund, Cl. M		20,947	[i]	292,630
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		1,844,789	[i]	30,881,762
BNY Mellon Research Growth Fund, Inc., Cl. Y		1,335,420	[f,i]	23,850,606
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		783,680	[f,i]	17,617,119
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		416,008	[i]	8,648,797
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M		1,099,714	[i]	12,019,870
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		272,889	[i]	5,416,837
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5.41	2,223,526	[i]	2,223,526
Total Investment Companies (cost $209,617,692)		221,992,102

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,123,371)	5.41	1,123,371	[i]	1,123,371
Total Investments (cost $338,736,863)		100.3%	440,861,179
Liabilities, Less Cash and Receivables		(0.3%)	(1,309,989)
Net Assets		100.0%	439,551,190

a Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $5,633,162 and the value of the collateral was $5,792,691, consisting of cash collateral of $1,123,371 and U.S. Government & Agency securities valued at $4,669,320. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $2,175,018 or .49% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h The fund held Level 3 securities at February 29, 2024. These securities were valued at $398 or .0% of net assets.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	50.8
Technology	11.3
Consumer, Non-cyclical	7.4
Financial	6.7
Communications	5.8
Government	4.9
Mortgage Securities	3.7
Consumer, Cyclical	3.6
Industrial	2.8
Energy	1.7
Basic Materials	.8
Utilities	.8
100.3

† Based on net assets.

See notes to financial statements.

52

BNY Mellon Asset Allocation Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 50.5%
BNY Mellon Corporate Bond Fund, Cl. M - 4.4%	18,654,106	399,374	-	-	472,675	19,526,155	399,374
BNY Mellon Developed Markets Real Estate Securities Fund, CI. Y - 2.7%	9,372,297	2,387,493	-	-	147,930	11,907,720	276,558
BNY Mellon Emerging Markets Fund, Cl. M - 3.1%	19,391,435	222,404	(6,039,617)	(549,769)	512,036	13,536,489	222,404
BNY Mellon Floating Rate Income Fund, Cl. Y - 2.1%	8,589,643	425,614	-	-	76,741	9,091,998	425,615
BNY Mellon High Yield Fund, Cl. I - 3.3%	11,814,352	2,626,186	-	-	249,117	14,689,655	462,543
BNY Mellon Income Stock Fund, Cl. M - 1.8%	22,934,851	1,404,101	(15,726,041)	(79,047)	(788,300)	7,745,564	1,404,102
BNY Mellon Intermediate Bond Fund, Cl. M - 5.0%	25,456,010	314,272	(4,088,837)	(575,993)	833,441	21,938,893	314,271
BNY Mellon International Equity Fund, Cl. Y - 5.2%	22,956,302	1,444,334	(2,061,420)	(238,199)	503,464	22,604,481	1,444,334
BNY Mellon International Fund, Cl. M - .1%	275,522	10,575	-	-	6,533	292,630	10,575
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M - 7.0%	23,456,943	8,259,518	-	-	(834,699)	30,881,762	4,058,556
BNY Mellon Research Growth Fund, Inc., Cl. Y - 5.4%	25,108,369	231,255	(4,056,613)	(396,469)	2,964,064	23,850,606	231,254
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y - 4.0%	5,310,119	11,435,280	-	-	871,720	17,617,119	760,819

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 50.5% (continued)
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y - 2.0%	10,294,069	601,845	(2,015,040)	(40,367)	(191,710)	8,648,797	601,844
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M - 2.7%	12,390,529	16,335,991	(16,974,901)	48,185	220,066	12,019,870	254,178
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M - 1.2%	9,606,788	4,285,859	(8,466,576)	283,793	(293,027)	5,416,837	65,198
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	1,191,576	39,645,009	(38,613,059)	-	-	2,223,526	72,172
Investment of Cash Collateral for Securities Loaned - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	612,720	13,750,875	(13,240,224)	-	-	1,123,371	3,614	††
Total - 50.8%	227,415,631	103,779,985	(111,282,328)	(1,547,866)	4,750,051	223,115,473	11,007,411

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

54

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2024 (Unaudited)

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	247,047,091	1,336,929,185	484,814,874
Affiliated issuers	7,123,083	36,388,442	33,954,174
Cash	-	969	372
Receivable for investment securities sold	4,066,502	3,333,623	2,923,379
Dividends, interest and securities lending income receivable	467,924	1,196,119	891,938
Receivable for shares of Beneficial Interest subscribed	132,318	100,000	12,803
Tax reclaim receivable	91,755	26,352	7,818
Prepaid expenses	62,329	34,194	25,057
	258,991,002	1,378,008,884	522,630,415
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)	169,962	996,791	421,231
Cash overdraft due to Custodian	192,039	-	-
Payable for investment securities purchased	3,970,986	2,514,060	1,501,821
Payable for shares of Beneficial Interest redeemed	1,286,252	3,072,520	1,806,558
Trustees’ fees and expenses payable	9,906	42,404	20,816
Liability for securities on loan—Note 1(c)	-	-	12,302,374
Other accrued expenses	45,671	67,779	39,477
	5,674,816	6,693,554	16,092,277
Net Assets ($)	253,316,186	1,371,315,330	506,538,138
Composition of Net Assets ($):
Paid-in capital	196,197,612	522,196,671	433,955,649
Total distributable earnings (loss)	57,118,574	849,118,659	72,582,489
Net Assets ($)	253,316,186	1,371,315,330	506,538,138
† Investments at cost ($)
Unaffiliated issuers	208,718,115	617,256,181	389,585,877
Affiliated issuers	7,123,083	36,388,442	33,954,174
†† Value of securities on loan ($)	-	-	27,830,099

55

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund
Net Asset Value Per Share
Class M
Net Assets ($)	197,974,234	1,255,681,560	480,530,797
Shares Outstanding	26,535,872	74,994,422	24,219,356
Net Asset Value Per Share ($)	7.46	16.74	19.84
Investor Shares
Net Assets ($)	12,429,404	115,633,770	26,007,341
Shares Outstanding	1,623,234	7,138,343	1,422,326
Net Asset Value Per Share ($)	7.66	16.20	18.29
Class A
Net Assets ($)	3,315,225	-	-
Shares Outstanding	443,617	-	-
Net Asset Value Per Share ($)	7.47	-	-
Class C
Net Assets ($)	1,023,078	-	-
Shares Outstanding	138,001	-	-
Net Asset Value Per Share ($)	7.41	-	-
Class I
Net Assets ($)	38,029,765	-	-
Shares Outstanding	5,095,433	-	-
Net Asset Value Per Share ($)	7.46	-	-
Class Y
Net Assets ($)	544,480	-	-
Shares Outstanding	73,150	-	-
Net Asset Value Per Share ($)	7.44	-	-

See notes to financial statements.

56

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	258,674,462	242,484,867	217,745,706
Affiliated issuers	2,873,972	3,900,871	223,115,473
Cash	190	-	-
Cash denominated in foreign currency†††	678,964	1,372,152	-
Tax reclaim receivable	2,912,087	46,938	78
Dividends, interest and securities lending income receivable	430,273	410,868	872,468
Receivable for investment securities sold	-	-	197,203
Receivable for shares of Beneficial Interest subscribed	-	-	33,957
Prepaid expenses	17,989	25,214	22,451
	265,587,937	248,240,910	441,987,336
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	191,007	349,168	156,622
Cash overdraft due to Custodian	-	6,411	441,831
Liability for securities on loan—Note 1(c)	2,267,996	-	1,123,371
Payable for shares of Beneficial Interest redeemed	358,941	257,087	58,671
Trustees’ fees and expenses payable	11,284	9,246	9,117
Foreign capital gains tax payable	-	1,047,253	-
Payable for investment securities purchased	-	-	587,689
Other accrued expenses	62,720	73,167	39,995
	2,891,948	1,742,332	2,417,296
Net Assets ($)	262,695,989	246,498,578	439,570,040
Composition of Net Assets ($):
Paid-in capital	315,612,822	556,305,548	332,217,947
Total distributable earnings (loss)	(52,916,833)	(309,806,970)	107,352,093
Net Assets ($)	262,695,989	246,498,578	439,570,040
† Investments at cost ($)
Unaffiliated issuers	233,043,692	204,282,740	127,995,800
Affiliated issuers	2,873,972	3,900,871	210,741,063
†† Value of securities on loan ($)	2,161,202	2,971,424	5,633,162
††† Cash denominated in foreign currency (cost) ($)	682,819	1,889,378	-
Net Asset Value Per Share
Class M
Net Assets ($)	247,525,176	228,645,304	430,980,413
Shares Outstanding	17,719,362	23,288,472	33,349,878
Net Asset Value Per Share ($)	13.97	9.82	12.92
Investor Shares
Net Assets ($)	15,170,813	17,853,274	8,589,627
Shares Outstanding	1,007,643	1,760,769	656,446
Net Asset Value Per Share ($)	15.06	10.14	13.09

See notes to financial statements.

57

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2024 (Unaudited)

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,035,482	†	9,148,946	†	3,048,165	†
Affiliated issuers	251,212		688,023		538,313
Interest	1,648		-		962
Income from securities lending—Note 1(c)	1,302		38,798		424,852
Total Income	4,289,644		9,875,767		4,012,292
Expenses:
Management fee—Note 3(a)	979,032		5,300,187		2,376,352
Administration fee—Note 3(a)	206,932		970,967		384,314
Registration fees	62,232		17,183		18,946
Shareholder servicing costs—Note 3(c)	39,404		143,998		31,751
Professional fees	25,862		67,307		35,362
Trustees’ fees and expenses—Note 3(d)	20,429		93,641		39,856
Prospectus and shareholders’ reports	11,707		23,178		14,187
Chief Compliance Officer fees—Note 3(c)	7,451		13,415		8,613
Custodian fees—Note 3(c)	5,698		24,199		14,385
Interest expense—Note 2	5,621		-		2,462
Distribution fees—Note 3(b)	3,745		-		-
Loan commitment fees—Note 2	3,223		16,751		9,274
Miscellaneous	7,542		35,161		19,385
Total Expenses	1,378,878		6,705,987		2,954,887
Less—reduction in expenses due to undertakings—Note 3(a)	(12,665)		-		-
Less—reduction in fees due to earnings credits—Note 3(c)	(934)		(2,293)		(1,531)
Net Expenses	1,365,279		6,703,694		2,953,356
Net Investment Income	2,924,365		3,172,073		1,058,936
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	31,793,085		181,430,409		(8,634,829)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,809,911)		(37,824,705)		9,803,515
Net Realized and Unrealized Gain (Loss) on Investments	16,983,174		143,605,704		1,168,686
Net Increase in Net Assets Resulting from Operations	19,907,539		146,777,777		2,227,622
† Net of foreign taxes withheld at source ($)	732		25,104		12,212

See notes to financial statements.

58

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	2,370,111	†	2,145,845	†	1,214,202	†
Affiliated issuers	19,583		93,873		3,294,531
Interest	-		-		1,053,882
Income from securities lending—Note 1(c)	2,637		4,601		3,614
Total Income	2,392,331		2,244,319		5,566,229
Expenses:
Management fee—Note 3(a)	1,132,105		1,577,888		756,938
Administration fee—Note 3(a)	183,000		188,572		139,397
Professional fees	27,446		96,037		26,973
Custodian fees—Note 3(b)	19,930		124,231		4,495
Trustees’ fees and expenses—Note 3(c)	18,958		18,710		23,062
Shareholder servicing costs—Note 3(b)	18,455		23,883		9,806
Registration fees	16,554		16,554		14,037
Prospectus and shareholders’ reports	9,146		11,176		4,747
Chief Compliance Officer fees—Note 3(b)	7,314		7,609		8,948
Interest expense—Note 2	6,667		6,550		1,052
Loan commitment fees—Note 2	5,447		2,452		4,216
Miscellaneous	18,216		20,368		14,077
Total Expenses	1,463,238		2,094,030		1,007,748
Less—reduction in expenses due to undertakings—Note 3(a)	(266,430)		(343,019)		(64,818)
Less—reduction in fees due to earnings credits—Note 3(b)	(369)		(501)		(182)
Net Expenses	1,196,439		1,750,510		942,748
Net Investment Income	1,195,892		493,809		4,623,481
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	2,719,146		11,628,912		(1,575,458)
Affiliated issuers	-		-		(1,547,866)
Capital gain distributions from affiliated issuers	-		-		7,709,266
Net realized gain (loss) on foreign capital gains tax	-		(4,114)		-
Net Realized Gain (Loss)	2,719,146		11,624,798		4,585,942
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	11,523,715		(1,975,594)		21,485,794
Affiliated issuers	-		-		4,750,051
Net change in unrealized appreciation (depreciation) on foreign capital gains tax	-		(547,764)		-
Net Change in Unrealized Appreciation (Depreciation)	11,523,715		(2,523,358)		26,235,845
Net Realized and Unrealized Gain (Loss) on Investments	14,242,861		9,101,440		30,821,787
Net Increase in Net Assets Resulting from Operations	15,438,753		9,595,249		35,445,268
† Net of foreign taxes withheld at source ($)	148,652		304,476		331

See notes to financial statements.
59

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	2,924,365	8,630,221	3,172,073	8,470,924
Net realized gain (loss) on investments	31,793,085	29,503,507	181,430,409	228,664,992
Net change in unrealized appreciation (depreciation) on investments	(14,809,911)	8,754,579	(37,824,705)	(74,299,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,907,539	46,888,307	146,777,777	162,836,048
Distributions ($):
Distributions to shareholders:
Class M	(25,813,832)	(87,444,071)	(193,447,845)	(196,813,310)
Investor Shares	(1,593,704)	(4,763,858)	(17,493,282)	(15,403,777)
Class A	(343,086)	(485,432)	-	-
Class C	(105,904)	(263,029)	-	-
Class I	(5,995,630)	(5,665,128)	-	-
Class Y	(35,307)	(95,500)	-	-
Total Distributions	(33,887,463)	(98,717,018)	(210,941,127)	(212,217,087)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	7,606,012	57,583,320	17,313,709	24,028,695
Investor Shares	1,510,315	10,370,344	18,923,139	31,682,207
Class A	463,597	1,564,153	-	-
Class C	31,116	304,483	-	-
Class I	26,365,780	36,122,103	-	-
Class Y	242,289	152,500	-	-
Distributions reinvested:
Class M	11,172,492	37,719,277	82,453,164	83,609,366
Investor Shares	1,371,335	3,941,927	14,791,117	12,858,168
Class A	335,527	469,489	-	-
Class C	105,902	263,029	-	-
Class I	5,913,421	5,462,493	-	-
Class Y	34,157	95,418	-	-
Cost of shares redeemed:
Class M	(92,260,994)	(195,766,769)	(230,489,361)	(432,608,133)
Investor Shares	(6,093,516)	(15,108,064)	(35,683,489)	(51,301,437)
Class A	(445,482)	(752,994)	-	-
Class C	(127,157)	(421,895)	-	-
Class I	(31,353,920)	(18,519,236)	-	-
Class Y	(35,091)	(309,160)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(75,164,217)	(76,829,582)	(132,691,721)	(331,731,134)
Total Increase (Decrease) in Net Assets	(89,144,141)	(128,658,293)	(196,855,071)	(381,112,173)
Net Assets ($):
Beginning of Period	342,460,327	471,118,620	1,568,170,401	1,949,282,574
End of Period	253,316,186	342,460,327	1,371,315,330	1,568,170,401

60

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,036,864	7,342,643	1,050,809	1,425,243
Shares issued for distributions reinvested	1,596,064	5,020,059	5,255,141	5,088,824
Shares redeemed	(12,314,471)	(24,756,998)	(13,936,411)	(25,544,120)
Net Increase (Decrease) in Shares Outstanding	(9,681,543)	(12,394,296)	(7,630,461)	(19,030,053)
Investor Shares[a]
Shares sold	192,600	1,246,774	1,182,532	1,909,515
Shares issued for distributions reinvested	190,711	512,322	973,741	804,641
Shares redeemed	(802,039)	(1,910,963)	(2,257,692)	(3,132,310)
Net Increase (Decrease) in Shares Outstanding	(418,728)	(151,867)	(101,419)	(418,154)
Class A
Shares sold	61,519	198,293	-	-
Shares issued for distributions reinvested	47,785	62,317	-	-
Shares redeemed	(60,021)	(93,122)	-	-
Net Increase (Decrease) in Shares Outstanding	49,283	167,488	-	-
Class C
Shares sold	4,150	36,859	-	-
Shares issued for distributions reinvested	15,219	35,191	-	-
Shares redeemed	(17,341)	(56,462)	-	-
Net Increase (Decrease) in Shares Outstanding	2,028	15,588	-	-
Class I
Shares sold	3,514,115	4,579,158	-	-
Shares issued for distributions reinvested	843,343	725,766	-	-
Shares redeemed	(4,272,258)	(2,359,396)	-	-
Net Increase (Decrease) in Shares Outstanding	85,200	2,945,528	-	-
Class Y
Shares sold	33,237	20,075	-	-
Shares issued for distributions reinvested	4,879	12,707	-	-
Shares redeemed	(4,736)	(41,277)	-	-
Net Increase (Decrease) in Shares Outstanding	33,380	(8,495)	-	-

[a]

During the period ended February 29, 2024, 159,196 Class M shares representing $1,220,115 were exchanged for 155,478 Investor shares for BNY Mellon Income Stock Fund and 964,411 Class M shares representing $15,901,871 were exchanged for 995,018 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2023, 798,427 Class M shares representing $6,603,512 were exchanged for 782,059 Investor shares for BNY Mellon Income Stock Fund and 1,861,521 class M shares representing $31,747,018 were exchanged for 1,914,614 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

61

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon International Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	1,058,936	1,531,331	1,195,892	10,075,508
Net realized gain (loss) on investments	(8,634,829)	2,277,020	2,719,146	(11,323,021)
Net change in unrealized appreciation (depreciation) on investments	9,803,515	8,560,854	11,523,715	65,089,352
Net Increase (Decrease) in Net Assets Resulting from Operations	2,227,622	12,369,205	15,438,753	63,841,839
Distributions ($):
Distributions to shareholders:
Class M	(2,922,894)	(14,102,454)	(9,716,986)	(14,122,101)
Investor Shares	(106,835)	(788,902)	(499,388)	(614,959)
Total Distributions	(3,029,729)	(14,891,356)	(10,216,374)	(14,737,060)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	39,964,861	169,879,822	530,821	1,539,915
Investor Shares	6,689,927	8,547,597	2,803,208	5,922,525
Distributions reinvested:
Class M	1,003,289	6,518,743	1,300,255	1,951,475
Investor Shares	88,720	682,264	426,105	491,619
Cost of shares redeemed:
Class M	(178,744,967)	(138,382,108)	(35,764,589)	(111,519,603)
Investor Shares	(7,345,797)	(10,963,920)	(3,559,906)	(9,102,533)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(138,343,967)	36,282,398	(34,264,106)	(110,716,602)
Total Increase (Decrease) in Net Assets	(139,146,074)	33,760,247	(29,041,727)	(61,611,823)
Net Assets ($):
Beginning of Period	645,684,212	611,923,965	291,737,716	353,349,539
End of Period	506,538,138	645,684,212	262,695,989	291,737,716
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,164,602	8,893,817	39,175	119,965
Shares issued for distributions reinvested	51,189	352,937	95,537	155,993
Shares redeemed	(9,535,757)	(7,235,651)	(2,666,677)	(8,895,585)
Net Increase (Decrease) in Shares Outstanding	(7,319,966)	2,011,103	(2,531,965)	(8,619,627)
Investor Shares[a]
Shares sold	389,156	482,153	195,252	433,884
Shares issued for distributions reinvested	4,910	40,016	29,046	36,552
Shares redeemed	(425,590)	(619,250)	(245,994)	(666,991)
Net Increase (Decrease) in Shares Outstanding	(31,524)	(97,081)	(21,696)	(196,555)

[a]

During the period ended February 29, 2024, 336,044 Class M shares representing $6,281,836 were exchanged for 364,714 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 182,240 Class M shares representing $2,439,658 were exchanged for 169,536 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2023, 398,945 Class M shares representing $7,650,485 were exchanged for 431,908 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 468,621 class M shares representing $5,964,188 were exchanged for 436,964 Investor shares for BNY Mellon International Fund.

See notes to financial statements.

62

	BNY Mellon Emerging Markets Fund		BNY Mellon Asset Allocation Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	493,809	2,377,709	4,623,481	9,287,256
Net realized gain (loss) on investments	11,624,798	21,178,639	4,585,942	1,733,998
Net change in unrealized appreciation (depreciation) on investments	(2,523,358)	(25,391,354)	26,235,845	18,932,324
Net Increase (Decrease) in Net Assets Resulting from Operations	9,595,249	(1,835,006)	35,445,268	29,953,578
Distributions ($):
Distributions to shareholders:
Class M	(4,188,931)	(51,953,342)	(6,063,433)	(44,026,923)
Investor Shares	(269,342)	(3,129,603)	(101,527)	(861,566)
Total Distributions	(4,458,273)	(55,082,945)	(6,164,960)	(44,888,489)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	1,783,674	9,128,427	6,814,183	27,701,028
Investor Shares	4,135,213	11,434,080	801,796	1,752,698
Distributions reinvested:
Class M	760,127	9,131,665	1,619,673	27,922,755
Investor Shares	214,906	2,318,745	83,250	714,831
Cost of shares redeemed:
Class M	(77,815,804)	(187,263,379)	(27,098,636)	(52,548,193)
Investor Shares	(7,041,502)	(19,454,797)	(750,655)	(3,069,506)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(77,963,386)	(174,705,259)	(18,530,389)	2,473,613
Total Increase (Decrease) in Net Assets	(72,826,410)	(231,623,210)	10,749,919	(12,461,298)
Net Assets ($):
Beginning of Period	319,324,988	550,948,198	428,820,121	441,281,419
End of Period	246,498,578	319,324,988	439,570,040	428,820,121
Capital Share Transactions (Shares):
Class Ma
Shares sold	187,874	941,252	562,351	2,363,423
Shares issued for distributions reinvested	79,180	969,391	129,923	2,502,740
Shares redeemed	(8,206,019)	(19,150,518)	(2,218,925)	(4,409,837)
Net Increase (Decrease) in Shares Outstanding	(7,938,965)	(17,239,875)	(1,526,651)	456,326
Investor Shares[a]
Shares sold	428,509	1,126,206	65,361	143,842
Shares issued for distributions reinvested	21,664	238,554	6,664	63,031
Shares redeemed	(719,272)	(1,946,863)	(61,469)	(254,228)
Net Increase (Decrease) in Shares Outstanding	(269,099)	(582,103)	10,556	(47,355)

[a]

During the period ended February 29, 2024, 221,107 Class M shares representing $2,069,429 were exchanged for 214,534 Investor shares for BNY Mellon Emerging Markets Fund and 51,532 Class M shares representing $632,432 were exchanged for 50,913 Investor shares for BNY Mellon Asset Allocation Fund. During the period ended August 31, 2023, 797,769 Class M shares representing $7,860,887 were exchanged for 775,085 Investor shares for BNY Mellon Emerging Markets Fund and 143,246 class M shares representing $1,727,467 were exchanged for 141,676 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

63

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

		Class M
Six Months Ended		Year Ended August 31,
February 29, 2024
BNY Mellon Income Stock Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.80	8.84	10.36	7.34	8.70	9.78
Investment Operations:
Net investment income[a]	.07	.17	.19	.18	.20	.22
Net realized and unrealized gain (loss) on investments	.46	.79	.24	3.02	(.66)	(.33)
Total From Investment Operations	.53	.96	.43	3.20	(.46)	(.11)
Distributions:
Dividends from net investment income	(.09)	(.17)	(.19)	(.18)	(.19)	(.21)
Dividends from net realized gain on investments	(.78)	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(.87)	(2.00)	(1.95)	(.18)	(.90)	(.97)
Net asset value, end of period	7.46	7.80	8.84	10.36	7.34	8.70
Total Return (%)	7.57[b]	12.06	4.22	44.06	(6.38)	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.86	.83	.83	.81	.80
Ratio of net expenses to average net assets	.89[c]	.86	.83	.83	.81	.80
Ratio of net investment income to average net assets	1.95[c]	2.15	1.99	2.02	2.53	2.47
Portfolio Turnover Rate	56.34[b]	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	197,974	282,598	429,623	554,602	578,269	930,683

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

64

		Investor Shares
Six Months Ended		Year Ended August 31,
February 29, 2024
BNY Mellon Income Stock Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.99	9.00	10.52	7.44	8.82	9.90
Investment Operations:
Net investment income[a]	.07	.15	.17	.16	.19	.20
Net realized and unrealized gain (loss) on investments	.46	.82	.23	3.08	(.69)	(.33)
Total from Investment Operations	.53	.97	.40	3.24	(.50)	(.13)
Distributions:
Dividends from net investment income	(.08)	(.15)	(.16)	(.16)	(.17)	(.19)
Dividends from net realized gain on investments	(.78)	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(.86)	(1.98)	(1.92)	(.16)	(.88)	(.95)
Net asset value, end of period	7.66	7.99	9.00	10.52	7.44	8.82
Total Return (%)	7.39[b]	11.93	3.87	43.91	(6.77)	(.60)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[c]	1.11	1.08	1.08	1.06	1.05
Ratio of net expenses to average net assets	1.14[c]	1.11	1.08	1.08	1.06	1.05
Ratio of net investment income to average net assets	1.70[c]	1.90	1.76	1.77	2.26	2.24
Portfolio Turnover Rate	56.34[b]	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	12,429	16,305	19,747	16,125	12,282	23,913

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

65

FINANCIAL HIGHLIGHTS (continued)

		Class A
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Income Stock Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.81	8.85	10.37	7.34	8.71	9.79
Investment Operations:
Net investment income[a]	.06	.15	.16	.15	.17	.19
Net realized and unrealized gain (loss) on investments	.46	.79	.24	3.03	(.66)	(.33)
Total from Investment Operations	.52	.94	.40	3.18	(.49)	(.14)
Distributions:
Dividends from net investment income	(.08)	(.15)	(.16)	(.15)	(.17)	(.18)
Dividends from net realized gain on investments	(.78)	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(.86)	(1.98)	(1.92)	(.15)	(.88)	(.94)
Net asset value, end of period	7.47	7.81	8.85	10.37	7.34	8.71
Total Return (%)[b]	7.41[c]	11.72	3.85	43.74	(6.81)	(.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[d]	1.23	1.20	1.20	1.21	1.10
Ratio of net expenses to average net assets	1.15[d]	1.15	1.15	1.15	1.15	1.10
Ratio of net investment income to average net assets	1.71[d]	1.84	1.68	1.68	2.18	2.20
Portfolio Turnover Rate	56.34[c]	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	3,315	3,082	2,007	1,718	1,193	1,506

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

66

		Class C
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Income Stock Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.76	8.80	10.33	7.32	8.68	9.76
Investment Operations:
Net investment income[a]	.03	.09	.09	.09	.11	.12
Net realized and unrealized gain (loss) on investments	.45	.79	.23	3.01	(.65)	(.33)
Total from Investment Operations	.48	.88	.32	3.10	(.54)	(.21)
Distributions:
Dividends from net investment income	(.05)	(.09)	(.09)	(.09)	(.11)	(.11)
Dividends from net realized gain on investments	(.78)	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(.83)	(1.92)	(1.85)	(.09)	(.82)	(.87)
Net asset value, end of period	7.41	7.76	8.80	10.33	7.32	8.68
Total Return (%)[b]	6.93[c]	11.00	3.03	42.59	(7.44)	(1.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01[d]	1.94	1.93	1.93	1.91	1.88
Ratio of net expenses to average net assets	1.91[d]	1.90	1.90	1.90	1.90	1.88
Ratio of net investment income to average net assets	.94[d]	1.11	.93	.96	1.43	1.36
Portfolio Turnover Rate	56.34[c]	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	1,023	1,055	1,060	629	747	1,158

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

67

FINANCIAL HIGHLIGHTS (continued)

		Class I
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Income Stock Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.81	8.84	10.36	7.34	8.71	9.78
Investment Operations:
Net investment income[a]	.08	.17	.18	.17	.20	.22
Net realized and unrealized gain (loss) on investments	.44	.80	.24	3.03	(.67)	(.33)
Total from Investment Operations	.52	.97	.42	3.20	(.47)	(.11)
Distributions:
Dividends from net investment income	(.09)	(.17)	(.18)	(.18)	(.19)	(.20)
Dividends from net realized gain on investments	(.78)	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(.87)	(2.00)	(1.94)	(.18)	(.90)	(.96)
Net asset value, end of period	7.46	7.81	8.84	10.36	7.34	8.71
Total Return (%)	7.42[b]	12.16	4.13	43.96	(6.54)	(.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	.94	.89	.89	.87	.84
Ratio of net expenses to average net assets	.90[c]	.90	.89	.89	.87	.84
Ratio of net investment income to average net assets	2.00[c]	2.11	1.96	1.96	2.51	2.41
Portfolio Turnover Rate	56.34[b]	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	38,030	39,110	18,255	8,530	7,887	10,135

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

68

		Class Y
Six Months Ended		Year Ended August 31,
February 29, 2024
BNY Mellon Income Stock Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.79	8.83	10.35	7.33	8.70	9.78
Investment Operations:
Net investment income[a]	.07	.19	.20	.18	.20	.22
Net realized and unrealized gain (loss) on investments	.45	.77	.23	3.02	(.67)	(.33)
Total from Investment Operations	.52	.96	.43	3.20	(.47)	(.11)
Distributions:
Dividends from net investment income	(.09)	(.17)	(.19)	(.18)	(.19)	(.21)
Dividends from net realized gain on investments	(.78)	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(.87)	(2.00)	(1.95)	(.18)	(.90)	(.97)
Net asset value, end of period	7.44	7.79	8.83	10.35	7.33	8.70
Total Return (%)	7.45[b]	12.09	4.21	44.11	(6.51)	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.87	.83	.83	.83	.82
Ratio of net expenses to average net assets	.90[c]	.87	.83	.83	.83	.82
Ratio of net investment income to average net assets	1.89[c]	2.20	2.00	2.01	2.63	2.43
Portfolio Turnover Rate	56.34[b]	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	544	310	426	779	541	382

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

69

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.49	17.86	24.69	19.28	17.45	19.24
Investment Operations:
Net investment income[a]	.04	.09	.06	.04	.09	.08
Net realized and unrealized gain (loss) on investments	1.77	1.65	(4.01)	6.99	2.36	(.63)
Total from Investment Operations	1.81	1.74	(3.95)	7.03	2.45	(.55)
Distributions:
Dividends from net investment income	(.09)	(.08)	(.02)	(.08)	(.04)	(.05)
Dividends from net realized gain on investments	(2.47)	(2.03)	(2.86)	(1.54)	(.58)	(1.19)
Total Distributions	(2.56)	(2.11)	(2.88)	(1.62)	(.62)	(1.24)
Net asset value, end of period	16.74	17.49	17.86	24.69	19.28	17.45
Total Return (%)	11.32[b]	10.50	(17.82)	38.15	14.24	(1.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.90	.90	.90	.89
Ratio of net expenses to average net assets	.93[c]	.92	.90	.90	.90	.89
Ratio of net investment income to average net assets	.47[c]	.52	.31	.18	.50	.45
Portfolio Turnover Rate	19.44[b]	26.34	22.23	31.74	41.86	44.44
Net Assets, end of period ($ x 1,000)	1,255,682	1,445,234	1,816,047	2,831,948	2,433,885	2,610,739

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

70

		Investor Shares
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.98	17.40	24.16	18.90	17.13	18.90
Investment Operations:
Net investment income (loss)[a]	.02	.04	.01	(.02)	.04	.04
Net realized and unrealized gain (loss) on investments	1.71	1.60	(3.91)	6.86	2.31	(.60)
Total from Investment Operations	1.73	1.64	(3.90)	6.84	2.35	(.56)
Distributions:
Dividends from net investment income	(.04)	(.03)	-	(.04)	-	(.02)
Dividends from net realized gain on investments	(2.47)	(2.03)	(2.86)	(1.54)	(.58)	(1.19)
Total Distributions	(2.51)	(2.06)	(2.86)	(1.58)	(.58)	(1.21)
Net asset value, end of period	16.20	16.98	17.40	24.16	18.90	17.13
Total Return (%)	11.21[b]	10.18	(18.00)	37.83	13.93	(1.70)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[c]	1.17	1.15	1.15	1.15	1.14
Ratio of net expenses to average net assets	1.18[c]	1.17	1.15	1.15	1.15	1.14
Ratio of net investment income (loss) to average net assets	.22[c]	.27	.06	(.08)	.26	.21
Portfolio Turnover Rate	19.44[b]	26.34	22.23	31.74	41.86	44.44
Net Assets, end of period ($ x 1,000)	115,634	122,937	133,236	174,867	106,907	118,579

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

71

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.64	19.76	26.07	19.28	17.12	23.16
Investment Operations:
Net investment income (loss) [a]	.04	.05	(.00)[b]	(.05)	.00[b]	.02
Net realized and unrealized gain (loss) on investments	.27	.34	(3.37)	6.99	2.77	(3.16)
Total from Investment Operations	.31	.39	(3.37)	6.94	2.77	(3.14)
Distributions:
Dividends from net investment income	(.03)	-	-	-	(.03)	-
Dividends from net realized gain on investments	(.80)	(.51)	(2.94)	(.15)	(.58)	(2.90)
Total Distributions	(.11)	(.51)	(2.94)	(.15)	(.61)	(2.90)
Net asset value, end of period	19.84	19.64	19.76	26.07	19.28	17.12
Total Return (%)	1.63[c]	2.15	(14.23)	36.05	16.42	(11.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[d]	1.04	1.01	1.01	1.03	1.02
Ratio of net expenses to average net assets	1.05[d]	1.04	1.01	1.01	1.03	1.02
Ratio of net investment income (loss) to average net assets	.39[d]	.27	(.01)	(.19)	.02	.10
Portfolio Turnover Rate	28.19[c]	56.56	52.04	55.94	74.33	71.58
Net Assets, end of period ($ x 1,000)	480,531	619,375	583,546	933,506	466,531	405,350

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

72

		Investor Shares
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.10	18.30	24.41	18.11	16.12	22.08
Investment Operations:
Net investment income (loss) [a]	.01	.00[b]	(.05)	(.10)	(.04)	(.02)
Net realized and unrealized gain (loss) on investments	.26	.31	(3.12)	6.55	2.61	(3.04)
Total from Investment Operations	.27	.31	(3.17)	6.45	2.57	(3.06)
Distributions:
Dividends from net realized gain on investments	(.08)	(.51)	(2.94)	(.15)	(.58)	(2.90)
Net asset value, end of period	18.29	18.10	18.30	24.41	18.11	16.12
Total Return (%)	1.47[c]	1.88	(14.40)	35.68	16.20	(12.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30[d]	1.29	1.26	1.26	1.28	1.27
Ratio of net expenses to average net assets	1.29[d]	1.29	1.26	1.26	1.28	1.27
Ratio of net investment income (loss) to average net assets	.14[d]	.02	(.26)	(.44)	(.22)	(.13)
Portfolio Turnover Rate	28.19[c]	56.56	52.04	55.94	74.33	71.58
Net Assets, end of period ($ x 1,000)	26,007	26,309	28,378	34,249	20,474	18,823

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

73

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon International Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.66	11.71	15.38	12.78	12.31	13.45
Investment Operations:
Net investment income[a]	.06	.41	.33	.27	.21	.31
Net realized and unrealized gain (loss) on investments	.77	2.10	(3.71)	2.64	.60	(1.20)
Total from Investment Operations	.83	2.51	(3.38)	2.91	.81	(.89)
Distributions:
Dividends from net investment income	(.52)	(.56)	(.29)	(.31)	(.34)	(.25)
Net asset value, end of period	13.97	13.66	11.71	15.38	12.78	12.31
Total Return (%)	6.21[b]	21.91	(22.39)	23.04	6.47	(6.50)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[c]	1.07	1.03	1.03	1.03	1.02
Ratio of net expenses to average net assets	.88[c]	.99	1.03	1.03	1.03	1.02
Ratio of net investment income to average net assets	.91[c]	3.17	2.33	1.86	1.67	2.47
Portfolio Turnover Rate	23.09[b]	63.06	78.04	56.01	66.41	59.03
Net Assets, end of period ($ x 1,000)	247,525	276,642	337,994	603,937	552,883	897,080

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

74

		Investor Shares
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon International Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.67	12.53	16.44	13.65	13.12	14.32
Investment Operations:
Net investment income[a]	.05	.40	.31	.25	.20	.29
Net realized and unrealized gain (loss) on investments	.83	2.26	(3.97)	2.81	.64	(1.27)
Total from Investment Operations	.88	2.66	(3.66)	3.06	.84	(.98)
Distributions:
Dividends from net investment income	(.49)	(.52)	(.25)	(.27)	(.31)	(.22)
Net asset value, end of period	15.06	14.67	12.53	16.44	13.65	13.12
Total Return (%)	6.06[b]	21.64	(22.57)	22.66	6.28	(6.74)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[c]	1.32	1.28	1.28	1.28	1.27
Ratio of net expenses to average net assets	1.13[c]	1.24	1.28	1.28	1.28	1.27
Ratio of net investment income to average net assets	.66[c]	2.92	2.08	1.62	1.53	2.20
Portfolio Turnover Rate	23.09[b]	63.06	78.04	56.01	66.41	59.03
Net Assets, end of period ($ x 1,000)	15,171	15,096	15,355	19,392	14,473	16,755

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

75

FINANCIAL HIGHLIGHTS (continued)

		Class M
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Emerging Markets Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.58	10.77	14.15	11.35	10.14	10.72
Investment Operations:
Net investment income[a]	.02	.06	.50	.24	.07	.14
Net realized and unrealized gain (loss) on investments	.38	.03	(3.61)	2.71	1.27	(.64)
Total from Investment Operations	.40	.09	(3.11)	2.95	1.34	(.50)
Distributions:
Dividends from net investment income	(.16)	(1.28)	(.27)	(.15)	(.13)	(.08)
Net asset value, end of period	9.82	9.58	10.77	14.15	11.35	10.14
Total Return (%)	4.26[b]	1.02	(22.31)	26.19	13.24	(4.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51[c]	1.52	1.43	1.39	1.39	1.39
Ratio of net expenses to average net assets	1.26[c]	1.36	1.43	1.39	1.39	1.39
Ratio of net investment income to average net assets	.38[c]	.61	4.00	1.78	.71	1.37
Portfolio Turnover Rate	9.32[b]	121.64	60.15	63.29	34.44	90.09
Net Assets, end of period ($ x 1,000)	228,645	299,278	522,075	1,063,203	762,408	819,164

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

76

		Investor Shares
	Six Months Ended	Year Ended August 31,
	February 29, 2024
BNY Mellon Emerging Markets Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.88	11.05	14.52	11.64	10.41	11.01
Investment Operations:
Net investment income[a]	.01	.04	.48	.21	.04	.12
Net realized and unrealized gain (loss) on investments	.39	.04	(3.71)	2.80	1.30	(.67)
Total from Investment Operations	.40	.08	(3.23)	3.01	1.34	(.55)
Distributions:
Dividends from net investment income	(.14)	(1.25)	(.24)	(.13)	(.11)	(.05)
Net asset value, end of period	10.14	9.88	11.05	14.52	11.64	10.41
Total Return (%)	4.02[b]	.87	(22.52)	25.97	12.85	(4.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[c]	1.77	1.68	1.64	1.64	1.64
Ratio of net expenses to average net assets	1.51[c]	1.61	1.68	1.64	1.64	1.64
Ratio of net investment income to average net assets	.13[c]	.36	3.75	1.53	.36	1.10
Portfolio Turnover Rate	9.32[b]	121.64	60.15	63.29	34.44	90.09
Net Assets, end of period ($ x 1,000)	17,853	20,047	28,873	33,827	20,919	20,970

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

77

FINANCIAL HIGHLIGHTS (continued)

			Class M
	Six Months Ended		Year Ended August 31,
	February 29, 2024
BNY Mellon Asset Allocation Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.07		12.56	15.34	12.88	12.27	13.16
Investment Operations:
Net investment income[a]	.13		.26	.21	.16	.21	.19
Net realized and unrealized gain (loss) on investments	.90		.57	(2.01)	2.81	1.31	(.33)
Total from Investment Operations	1.03		.83	(1.80)	2.97	1.52	(.14)
Distributions:
Dividends from net investment income	(.13)		(.26)	(.35)	(.21)	(.23)	(.26)
Dividends from net realized gain on investments	(.05)		(1.06)	(.63)	(.30)	(.68)	(.49)
Total Distributions	(.18)		(1.32)	(.98)	(.51)	(.91)	(.75)
Net asset value, end of period	12.92		12.07	12.56	15.34	12.88	12.27
Total Return (%)	8.61	[b]	7.53	(12.62)	23.59	12.78	(.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.48	[d]	.46	.42	.40	.39	.39
Ratio of net expenses to average net assets[c]	.44	[d]	.44	.41	.32	.31	.31
Ratio of net investment income to average net assets[c]	2.20	[d]	2.20	1.50	1.14	1.76	1.55
Portfolio Turnover Rate	16.84	[b]	32.54	29.76	17.71	35.71	28.14
Net Assets, end of period ($ x 1,000)	430,980		420,930	432,481	537,189	463,184	454,093

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

78

			Investor Shares
	Six Months Ended		Year Ended August 31,
	February 29, 2024
BNY Mellon Asset Allocation Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.22		12.69	15.48	13.00	12.37	13.25
Investment Operations:
Net investment income[a]	.12		.24	.17	.12	.18	.13
Net realized and unrealized gain (loss) on investments	.91		.57	(2.02)	2.83	1.32	(.29)
Total from Investment Operations	1.03		.81	(1.85)	2.95	1.50	(.16)
Distributions:
Dividends from net investment income	(.11)		(.22)	(.31)	(.17)	(.19)	(.23)
Dividends from net realized gain on investments	(.05)		(1.06)	(.63)	(.30)	(.68)	(.49)
Total Distributions	(.16)		(1.28)	(.94)	(.47)	(.87)	(.72)
Net asset value, end of period	13.09		12.22	12.69	15.48	13.00	12.37
Total Return (%)	8.42	[b]	7.29	(12.85)	23.29	12.51	(.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.72	[d]	.71	.67	.65	.64	.64
Ratio of net expenses to average net assets[c]	.69	[d]	.69	.66	.57	.56	.56
Ratio of net investment income to average net assets[c]	1.95	[d]	1.97	1.25	.86	1.52	1.09
Portfolio Turnover Rate	16.84	[b]	32.54	29.76	17.71	35.71	28.14
Net Assets, end of period ($ x 1,000)	8,590		7,890	8,800	7,815	6,443	7,083

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

79

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of eighteen series, including the following diversified funds: BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Asset Allocation Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund seek capital appreciation and BNY Mellon Income Stock Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Newton Investment Management North America, LLC (“NIMNA”), also an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser serves as a sub-adviser of (i) BNY Mellon Income Stock Fund; (ii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iii) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; and (iv) BNY Mellon International Fund. NIMNA, subject to the Adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund’s assets or the portion of the respective fund’s assets allocated to the strategies described above. NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to NIMNA for the benefit of the funds, including, but not limited to, portfolio management services. NIM is subject to the supervision of the NIMNA and the Adviser. NIM, also an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser for BNY Mellon Emerging Markets Fund. NIM entered into a sub-sub-investment advisory agreement with its affiliate, NIMNA, to enable NIMNA to provide certain advisory services to NIM for the benefit of the funds, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the NIM and the Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on

80

investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities and exchanged traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are

81

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following below summarizes the inputs used as of February 29, 2024 in valuing each fund’s investments:

BNY Mellon Income Stock Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	247,047,091	-	-	247,047,091
Investment Companies	7,123,083	-	-	7,123,083

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Mid Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,291,242,963	-		-	1,291,242,963
Escrow Shares	-	8,847	††	-	8,847
Exchange-Traded Funds	45,635,978	-		-	45,635,978
Investment Companies	36,388,442	-		-	36,388,442
Rights	-	-		41,397	41,397

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

82

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 8/31/2023†	41,397
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 2/29/2024†	41,397
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/29/2024	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon Small Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	484,814,874	-	-	484,814,874
Investment Companies	33,954,174	-	-	33,954,174

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon International Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	253,368,348	††	-	253,368,348
Equity Securities - Preferred Stocks	-	4,508,199	††	-	4,508,199
Exchange-Traded Funds	797,915	-		-	797,915
Investment Companies	2,873,972	-		-	2,873,972

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

BNY Mellon Emerging Markets Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	49,156,704	193,328,163	††	0	242,484,867
Investment Companies	3,900,871	-		-	3,900,871

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

83

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 8/31/2023†	0
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 2/29/2024†	0
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/29/2024	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon Asset Allocation Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	15,911,479	-	15,911,479
Equity Securities - Common Stocks	163,596,793	-	-	163,596,793
Equity Securities - Preferred Stocks	332,850	-	-	332,850
Investment Companies	223,115,473	-	-	223,115,473
Rights	-	-	398	398
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	202,969	-	202,969
U.S. Government Agencies Mortgage-Backed	-	16,152,844	-	16,152,844
U.S. Treasury Securities	-	21,548,373	-	21,548,373

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 8/31/2023†	398
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 2/29/2024†	398
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/29/2024	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

84

(b) Foreign currency transactions: Each relevant fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the funds’ understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of February 29, 2024, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the funds, except in the event of borrower default. The securities on loan, if any, are also disclosed in each fund’s Statements of Investments. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2024.

Table 1—Securities Lending Agreement ($)

BNY Mellon Income Stock Fund	177
BNY Mellon Mid Cap Multi-Strategy Fund	5,285
BNY Mellon Small Cap Multi-Strategy Fund	57,931
BNY Mellon International Fund	359
BNY Mellon Emerging Markets Fund	627
BNY Mellon Asset Allocation Fund	492

For financial reporting purposes, each relevant fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of February 29, 2024, each relevant fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following tables:

	Assets ($)		Liabilities ($)
BNY Mellon Small Cap Multi-Strategy Fund
Securities Lending	27,830,099		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	27,830,099		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(27,830,099)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

85

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Assets ($)		Liabilities ($)
BNY Mellon International Fund
Securities Lending	2,161,202		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	2,161,202		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(2,161,202)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

	Assets ($)		Liabilities ($)
BNY Mellon Asset Allocation Fund
Securities Lending	5,633,162		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	5,633,162		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(5,633,162)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent each fund invests in foreign securities, each fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

ETF And Other Investment Company Risk: To the extent each relevant fund invests in pooled investment vehicles, such as ETFs and other investment companies, each relevant fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets each relevant fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When each relevant fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of each relevant fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

86

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in each of the relevant fund redemption requests, including requests from shareholders who may own a significant percentage of each of the relevant fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause each of the relevant fund to sell its holdings at a loss or at undesirable prices and adversely affect each of the relevant fund’s share price and increase each of the relevant fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from net investment income monthly. BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from net investment income annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2024, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2024, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2023.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†	Total ($)
BNY Mellon International Fund	74,687,758	4,284,351	78,972,109
BNY Mellon Emerging Markets Fund	340,447,445	13,977,959	354,425,404

† These capital losses can be carried forward for an unlimited period.

87

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3— Tax Character of Distributions Paid
	2023
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Income Stock Fund	24,138,230	74,578,788
BNY Mellon Mid Cap Multi-Strategy Fund	7,702,473	204,514,614
BNY Mellon Small Cap Multi-Strategy Fund	-	14,891,356
BNY Mellon International Fund	14,737,060	-
BNY Mellon Emerging Markets Fund	55,082,945	-
BNY Mellon Asset Allocation Fund	8,916,913	35,971,576

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $120 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, BNY Mellon Mid Cap Multi-Strategy Fund did not borrow under the Facilities.

During the period ended February 29, 2024, BNY Mellon Income Stock Fund was charged $5,621 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2024 for the fund was approximately $176,923, with a related weighted average annualized interest rate of 6.39%.

During the period ended February 29, 2024, BNY Mellon Small Cap Multi-Strategy Fund was charged $2,462 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2024 for the fund was approximately $77,473, with a related weighted average annualized interest rate of 6.39%.

During the period ended February 29, 2024, BNY Mellon International Fund was charged $6,667 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2024 for the fund was approximately $210,440, with a related weighted average annualized interest rate of 6.37%.

During the period ended February 29, 2024, BNY Mellon Emerging Markets Fund was charged $6,550 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2024 for the fund was approximately $205,495, with a related weighted average annualized interest rate of 6.41%.

During the period ended February 29, 2024, BNY Mellon Asset Allocation Fund was charged $1,052 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2024 for the fund was approximately $32,967, with a related weighted average annualized interest rate of 6.42%.

NOTE 3—Management Fee, Administration Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rate: .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund and .65% (equity securities), .40% (debt securities) and .15% (money market instruments and other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and

88

exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of Class A, Class C, Class I and Class Y share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $12,665 during the period ended February 29, 2024.

For BNY Mellon International Fund, from September 1, 2023 through December 29, 2024, the Adviser has contractually agreed to waive receipt of a portion of its management fee in the amount of .20% of the value of the fund’s average daily net assets until December 29, 2024. On or after December 29, 2024, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking amounted to $266,430 during the period ended February 29, 2024.

For BNY Mellon Emerging Markets Fund, from September 1, 2023 through December 29, 2024, the Adviser has contractually agreed to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets until December 29, 2024. On or after December 29, 2024, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $343,019 during the period ended February 29, 2024.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of neither class of fund shares (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ..87% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $64,818 during the period ended February 29, 2024.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and NIMNA and NIM for each relevant fund, the Adviser pays NIMNA and NIM for each relevant fund a monthly fee at an annual rate set forth below in Table 4 of the respective fund’s average daily net assets or the portion of the respective fund’s average daily net assets allocated to the strategies sub-advised by NIMNA and NIM for each relevant fund.

Table 4—Annual Fee (as a percentage of average daily net assets allocated to the strategies sub-advised by NIMNA and NIM for each relevant fund)

BNY Mellon Income Stock Fund	.195
BNY Mellon Mid Cap Multi-Strategy Fund	.40
BNY Mellon Small Cap Multi-Strategy Fund	.55
BNY Mellon International Fund	.255
BNY Mellon Emerging Markets Fund	.345

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to

89

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended February 29, 2024, the Distributor retained $408 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares and $24 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 29, 2024, Class C shares were charged $3,745 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended February 29, 2024, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—Shareholder Services Plan Fees

BNY Mellon Income Stock Fund
Investor Shares	$17,697
Class A	3,875
Class C	1,248
BNY Mellon Mid Cap Multi-Strategy Fund	143,945
BNY Mellon Small Cap Multi-Strategy Fund	31,706
BNY Mellon International Fund	18,455
BNY Mellon Emerging Markets Fund	23,873
BNY Mellon Asset Allocation Fund	9,802

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency services for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares and cash management services for the funds. The majority of Transfer Agent fees for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust, excluding BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y shares. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2024, which is included in Shareholder servicing costs in the Statements of Operations. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 6.

90

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 6—Transfer Agent Fees
Transfer Agent Fees ($)		Transfer Agent Earnings Credits ($)
BNY Mellon Income Stock Fund	2,388	(934)
BNY Mellon Mid Cap Multi-Strategy Fund	-	(2,293)
BNY Mellon Small Cap Multi-Strategy Fund	-	(1,531)
BNY Mellon International Fund	-	(369)
BNY Mellon Emerging Markets Fund	-	(501)
BNY Mellon Asset Allocation Fund	-	(182)

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Income Stock Fund	$5,698
BNY Mellon Mid Cap Multi-Strategy Fund	24,199
BNY Mellon Small Cap Multi-Strategy Fund	14,385
BNY Mellon International Fund	19,930
BNY Mellon Emerging Markets Fund	124,231
BNY Mellon Asset Allocation Fund	4,495

Table 8 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 29, 2024.

Table 8—Chief Compliance Officer Fees

BNY Mellon Income Stock Fund	$7,451
BNY Mellon Mid Cap Multi-Strategy Fund	13,415
BNY Mellon Small Cap Multi-Strategy Fund	8,613
BNY Mellon International Fund	7,314
BNY Mellon Emerging Markets Fund	7,609
BNY Mellon Asset Allocation Fund	8,948

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 29, 2024.

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2024.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

91

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agent Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Income Stock Fund	132,282	28,013	595	3,310	4,800	2,498	675	(2,211)
BNY Mellon Mid Cap Multi-Strategy Fund	805,328	147,803	-	22,417	16,000	5,243	-	-
BNY Mellon Small Cap Multi-Strategy Fund	343,183	55,507	-	5,074	14,000	3,467	-	-
BNY Mellon International Fund	175,633	28,381	-	2,944	23,000	2,385	-	(41,336)
BNY Mellon Emerging Markets Fund	224,951	26,903	-	3,586	140,000	2,630	-	(48,902)
BNY Mellon Asset Allocation Fund	127,014	23,604	-	1,693	1,508	3,004	-	(201)

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Income Stock Fund	163,892,247	264,023,303
BNY Mellon Mid Cap Multi-Strategy Fund	271,022,549	622,619,997
BNY Mellon Small Cap Multi-Strategy Fund	151,976,874	286,670,711
BNY Mellon International Fund	60,779,244	102,944,459
BNY Mellon Emerging Markets Fund	25,297,542	105,814,493
BNY Mellon Asset Allocation Fund	70,767,580	84,169,331

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Income Stock Fund	41,092,883	2,763,907	38,328,976
BNY Mellon Mid Cap Multi-Strategy Fund	731,907,472	12,234,468	719,673,004
BNY Mellon Small Cap Multi-Strategy Fund	129,233,300	34,004,303	95,228,997
BNY Mellon International Fund	45,958,019	20,327,249	25,630,770
BNY Mellon Emerging Markets Fund	62,477,439	24,275,312	38,202,127
BNY Mellon Asset Allocation Fund	112,057,694	9,933,378	102,124,316

92

ADDITIONAL INFORMATION (Unaudited)

BNY Mellon Income Stock Fund

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

93

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

94

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

95

ADDITIONAL INFORMATION (Unaudited) (continued)

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

96

This page intentionally left blank.

97

This page intentionally left blank.

98

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Newton Investment
Management Limited

160 Queen Victoria Street

London, EC4V, 4LA. UK

Geneva Capital Management LLC

411 East Wisconsin Avenue

Suite 2320,

Milwaukee, WI 53202

Boston Partners Global Investors, Inc.

One Grand Central Place

60 East 42nd Street – Suite 1550

New York, NY 10165

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation	MFTSA0224-EQ

BNY Mellon Funds Trust

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Bond Fund’s (the “fund”) Class M shares produced a total return of 2.35%, and Investor shares produced a total return of 2.18%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of 2.35% for the same period.2

Bonds gained ground during the reporting period, benefiting from positive U.S. economic growth and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund produced mixed performance relative to its benchmark, with generally positive credit and sector positioning balanced by negative issue effects among Treasury holdings.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (BNY Mellon Investment Adviser) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Risk-on sentiment prevailed within the bond market, with long-term U.S. Treasury securities underperforming most other sectors, including short-term Treasury bonds. Corporate bonds generally outperformed government issues, with longer-duration instruments outperforming their shorter-duration counterparts, and lower-credit-quality issues, led by high yield, outperforming higher-credit-quality securities.

Credit and Sector Positioning Balanced by Treasury Selection

The fund performed in line with the Index, generally enhancing returns through effective credit and sector positioning but losing ground due to issue-related effects among Treasury holdings. Overweight exposure to corporate bonds—supported by strong issue selection—bolstered relative returns, with the greatest gains coming from the finance and industrial sectors, partly offset by the negative impact of lack of utility exposure. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality securities rated BBB, and underweight exposure to bonds rated A and above. While these positions generally added value, negative issue and duration effects undermined returns in the AAA-rated group. The fund’s average duration was slightly long relative to the Index at the beginning of the period and extended further as the period progressed, further enhancing returns. Overall yield curve positioning proved additive as well, largely driven by duration and income effects.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the bond market continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy and the Fed’s progress in bringing inflation under control. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see most corporations as well positioned to weather a mild economic downturn, given generally solid balance sheets and modest levels of leverage. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with a longer average duration than the Index and with overweight exposure to issues rated BBB and below.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Intermediate Bond Fund’s (the “fund”) Class M shares produced a total return of 2.82%, and Investor shares produced a total return of 2.56%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 2.62% for the same period.2

Intermediate-term bonds gained ground during the reporting period, benefiting from positive U.S. economic growth and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund produced mixed performance relative to its benchmark, with generally positive credit and sector positioning balanced by negative issue effects among Treasury holdings.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. BNY Mellon Investment Adviser, Inc. (BNY Mellon Investment Adviser) actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk.

Investments in bonds may include government securities, corporate bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Risk-on sentiment prevailed within the bond market, with long-term U.S. Treasury securities underperforming most other sectors, including short-term Treasury bonds. Corporate bonds generally outperformed government issues, with longer-duration instruments outperforming their shorter-duration counterparts, and lower-credit-quality issues, led by high yield, outperforming higher-credit-quality securities.

Credit and Sector Positioning Balanced by Treasury Selection

The fund performed in line with the Index, generally enhancing returns through effective credit and sector positioning but losing ground due to issue-related effects among Treasury holdings. Overweight exposure to corporate bonds—supported by strong issue selection—bolstered relative returns, with the greatest gains coming from the industrial sector, particularly communications and energy. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality securities rated BBB, and underweight exposure to bonds rated A and above. While these positions generally added value, negative income and issue effects undermined returns in the A-rated group. The fund’s average duration was short relative to the Index, although it extended as the period progressed. Overall yield curve positioning proved additive, with overweight exposure at the front end of the curve providing the strongest relative gains.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the bond market continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy and the Fed’s progress in bringing inflation under control. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see most corporations as well positioned to weather a mild economic downturn, given generally solid balance sheets and modest levels of leverage. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with a longer average duration than the Index and with overweight exposure to issues rated BBB.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

4

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Corporate Bond Fund’s (the “fund”) Class M shares produced a total return of 4.68%, and Investor shares produced a total return of 4.59%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Credit Index (the “Index”), produced a total return of 3.49%, and the Bloomberg U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 3.63% for the same period.2,3

Corporate bonds gained ground during the reporting period, benefiting from positive U.S. economic growth and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund outperformed the Index primarily due to favorable sector and credit positioning.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba/BB (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities.

BNY Mellon Investment Adviser, Inc. uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Risk-on sentiment prevailed within the bond market. Corporate bonds generally outperformed government issues, with longer-duration instruments outperforming their shorter-duration counterparts, and lower-credit-quality issues, led by high yield, outperforming higher-credit-quality securities.

Outperforming Along Multiple Dimensions

Unlike the Index, which includes a significant allocation to government-related issues, including agencies, local authorities, sovereigns and supranationals, the fund held relatively little exposure outside of corporate bonds, a position that significantly enhanced relative returns, as did strong issue selection among corporates. From a sector perspective, the fund’s best returns came from finance, followed by industrial, with lack of exposure to utilities detracting slightly. Credit positioning also produced strongly positive relative returns, bolstered by significantly overweight exposure to credits rated BBB and below, and underweight exposure to higher-rated AA and A credits. The fund held no exposure to AAA-rated securities, further contributing to outperformance. Duration contributed positively to relative returns as well, with average duration slightly longer than the Index at the beginning of the reporting period, and extending to significantly longer by the end of the period.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the corporate bond market continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy and the Fed’s progress in bringing inflation under control. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see most corporations as well positioned to weather a mild economic downturn, given generally solid balance sheets and modest levels of leverage. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with a longer average duration than the Index and with overweight exposure to issues rated BBB and below.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2023, through February 29, 2024, as provided by Lawrence R. Dunn, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Short-Term U.S. Government Securities Fund’s (the “fund”) Class M shares produced a total return of 2.57%, and Investor shares produced a total return of 2.49%.1 In comparison, the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 2.46% for the same period.2

Short-term U.S. government bonds gained ground during the reporting period, benefiting from positive U.S. economic growth and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund outperformed the Index, largely due to out-of-Index allocations to mortgage-related securities.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Risk-on sentiment prevailed within the bond market, with long-term U.S. Treasury securities underperforming most other sectors, including short-term Treasury bonds. Government-related bonds, including agencies and local authorities, outperformed Treasury securities, as did most securitized products, including mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and commercial mortgage obligations (“CMOs”).

Allocations Bolster Relative Performance

Unlike the Index, which includes a significant allocation (over 95% during the reporting period) to Treasury securities, the fund allocated the majority of its assets (over 65%) to securitized products, including MBS, CMBS and CMOs, in an effort to enhance yield. These out-of-Index positions accounted for most of the fund’s outperformance. At the same time, we made successful efforts through careful issue selection to defend the fund’s mortgage-related holdings from prepayment risk and other key risks associated with such securities. A small, out-of-Index allocation to taxable municipal bonds also contributed slightly to relative returns. Throughout the period, we worked to keep the fund’s duration relatively neutral compared to the Index, with an average duration of 1.80 years versus 1.86 years for the Index. In aggregate, duration exposure provided a modestly positive contribution to relative performance. Yield curve exposure proved slightly positive as well, primarily due to the favorable impact of exposure to relatively long-maturity Treasury bonds during pullbacks in the market.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the government bond market continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy and the Fed’s progress in bringing inflation under control. We expect to see rates begin to turn lower sometime in 2024, with the timing and degree driven by the Fed’s analysis of inflation and economic data. We expect to continue working to extend the fund’s duration, given the likelihood of declining rates, with a focus on increasing exposure to longer-duration Treasury securities. At the same time, we expect to maintain substantial out-of-Index exposure to securitized assets to maximize yield.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29. 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. – The Bloomberg U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.87	$4.12
Ending value (after expenses)	$1,023.50	$1,021.80
Annualized expense ratio (%)	.57	.82
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.98	$4.23
Ending value (after expenses)	$1,028.20	$1,025.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$3.05	$4.32
Ending value (after expenses)	$1,046.80	$1,045.90
Annualized expense ratio (%)	.60	.85
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.52	$3.78
Ending value (after expenses)	$1,025.70	$1,024.90
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.87	$4.12
Ending value (after expenses)	$1,022.03	$1,020.79
Annualized expense ratio (%)	.57	.82
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.97	$4.22
Ending value (after expenses)	$1,021.93	$1,020.69
Annualized expense ratio (%)	.59	.84
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$3.02	$4.27
Ending value (after expenses)	$1,021.88	$1,020.64
Annualized expense ratio (%)	.60	.85
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.51	$3.77
Ending value (after expenses)	$1,022.38	$1,021.13
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

February 29, 2024 (Unaudited)

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8%
Aerospace & Defense - .6%
RTX Corp., Sr. Unscd. Notes	6.00	3/15/2031	2,000,000		2,083,928
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	6,000,000		5,375,806
				7,459,734
Airlines - .6%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,534,988		3,319,272
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,207,045
				7,526,317
Automobiles & Components - .2%
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	3,100,000		2,591,063
Banks - 8.7%
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	8,650,000	[a,b]	8,664,354
Barclays PLC, Sr. Unscd. Notes	7.39	11/2/2028	7,000,000		7,402,063
Citigroup, Inc., Sub. Notes	6.17	5/25/2034	7,300,000		7,358,431
Citizens Bank NA/Providence RI, Sr. Unscd. Notes	2.25	4/28/2025	2,000,000		1,919,619
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	5,325,000		5,264,011
Comerica, Inc., Sr. Unscd. Notes	5.98	1/30/2030	5,216,000		5,123,449
Deutsche Bank AG, Sr. Notes	6.72	1/18/2029	8,500,000		8,735,262
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	6,000,000		5,859,842
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	[a,b]	5,232,746
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	8,000,000		7,377,345
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000		5,375,452
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[b,c]	4,230,792
Santander Holdings USA, Inc., Sr. Unscd. Bonds	7.66	11/9/2031	6,800,000		7,272,674
Societe Generale SA, Sub. Notes	6.22	6/15/2033	8,000,000	[a,c]	7,848,666
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	8,000,000		8,701,152
UBS Group AG, Sr. Unscd. Notes	1.31	2/2/2027	6,500,000	[c]	5,992,240
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	4,825,000	[c]	4,742,818
				107,100,916
Beverage Products - .5%
Anheuser-Busch Companies LLC/Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.90	2/1/2046	6,250,000		5,781,845
Consumer Discretionary - 1.0%
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	7,185,000		6,800,740
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	6,225,000		5,494,328
				12,295,068
Diversified Financials - 3.0%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	6,500,000		5,998,597
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	9,500,000	[c]	8,456,644
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	6,000,000		5,258,177
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,800,000		3,555,970
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	6,890,000		6,001,159
Blue Owl Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	2,500,000		2,267,483
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	7,650,000	[c]	5,175,504
				36,713,534
Electronic Components - .4%
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	5,500,000		4,957,466
Energy - 2.4%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	3,825,000		3,327,198
Diamondback Energy, Inc., Gtd. Notes	3.13	3/24/2031	4,800,000		4,210,643
Energy Transfer LP, Sr. Unscd. Notes	5.55	5/15/2034	4,000,000	[a]	3,960,195
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	3,375,000		3,421,711
Kinder Morgan, Inc., Gtd. Notes	5.20	6/1/2033	4,830,000		4,704,147
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	5,750,000		5,628,244
9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.8% (continued)
Energy - 2.4% (continued)
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	4,825,000	3,956,793
				29,208,931
Food Products - .4%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	6,500,000	[a] 5,187,643
Foreign Governmental - .3%
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	4,000,000	3,766,229
Health Care - 2.1%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	6,000,000	5,491,634
Amgen, Inc., Sr. Unscd. Notes	5.60	3/2/2043	5,075,000	5,083,439
Amgen, Inc., Sr. Unscd. Notes	5.65	6/15/2042	1,605,000	1,614,387
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	7,250,000	6,593,534
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.65	5/19/2030	6,520,000	6,416,441
				25,199,435
Industrial - .3%
LBJ Infrastructure Group LLC, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[c] 3,412,906
Information Technology - .3%
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	4,790,000	4,115,104
Insurance - .6%
MetLife, Inc., Jr. Sub. Bonds, Ser. G	3.85	9/15/2025	1,900,000	[b] 1,820,490
Prudential Financial, Inc., Sr. Unscd. Notes	4.35	2/25/2050	6,375,000	5,403,515
				7,224,005
Internet Software & Services - 1.5%
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	7,000,000	6,215,577
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	5,500,000	5,310,649
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	7,700,000	6,732,952
				18,259,178
Media - .4%
Comcast Corp., Gtd. Notes	5.35	11/15/2027	5,120,000	5,201,320
Metals & Mining - .6%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	4,775,000	[c] 3,963,938
Nucor Corp., Sr. Unscd. Notes	3.13	4/1/2032	3,350,000	2,931,300
				6,895,238
Municipal Securities - .2%
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	3,000,000	2,475,935
Real Estate - .7%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.95	3/15/2034	4,775,000	3,861,838
Prologis LP, Sr. Unscd. Notes	2.25	1/15/2032	2,825,000	2,308,628
Prologis LP, Sr. Unscd. Notes	4.75	6/15/2033	1,900,000	1,843,538
				8,014,004
Retailing - .7%
McDonald's Corp., Sr. Unscd. Notes	4.95	8/14/2033	4,800,000	4,764,140
The Home Depot, Inc., Sr. Unscd. Notes	1.38	3/15/2031	5,595,000	4,429,509
				9,193,649
Semiconductors & Semiconductor Equipment - 2.0%
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	4,000,000	[c] 3,342,739
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	6,000,000	[c] 4,706,082
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	5,275,000	[c] 5,254,104
Intel Corp., Sr. Unscd. Notes	5.60	2/21/2054	4,800,000	4,800,666
Microchip Technology, Inc., Sr. Unscd. Notes	0.98	9/1/2024	2,000,000	1,952,260
NXP BV/NXP Funding LLC, Gtd. Notes	5.35	3/1/2026	4,500,000	4,498,271
				24,554,122
Technology Hardware & Equipment - .3%
Dell International LLC/EMC Corp., Gtd. Notes	3.38	12/15/2041	4,800,000	3,512,173
Telecommunication Services - 1.4%
AT&T, Inc., Sr. Unscd. Notes	4.55	3/9/2049	7,000,000	5,907,827

10

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
Telecommunication Services - 1.4% (continued)
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	8,525,000		6,161,181
Verizon Communications, Inc., Sr. Unscd. Notes	2.99	10/30/2056	8,498,000		5,285,532
				17,354,540
Transportation - .4%
J.B. Hunt Transport Services, Inc., Gtd. Notes	3.88	3/1/2026	5,000,000		4,883,710
U.S. Government Agencies Collateralized Municipal-Backed Securities - .4%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	5,566,487		4,547,140
U.S. Government Agencies Mortgage-Backed - 29.6%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			5,308,741	[d]	3,957,791
2.00%, 8/1/2041-2/1/2052			24,613,678	[d]	19,296,760
2.50%, 12/1/2035-3/1/2042			21,648,236	[d]	19,421,323
3.00%, 11/1/2051-1/1/2052			13,787,265	[d]	11,861,881
3.50%, 1/1/2052-3/1/2052			13,614,461	[d]	12,139,303
4.00%, 1/1/2052			8,906,214	[d]	8,204,411
5.00%, 11/1/2052-6/1/2053			14,173,695	[d]	13,842,515
5.50%, 1/1/2053-9/1/2053			17,027,301	[d]	16,971,219
6.00%, 12/1/2053-2/1/2054			18,014,812	[d]	18,169,104
Federal National Mortgage Association:
1.50%, 1/1/2042			5,351,088	[d]	4,293,550
2.00%, 10/1/2050-1/1/2052			35,655,041	[d]	28,335,820
2.50%, 6/1/2051-3/1/2052			40,760,401	[d]	33,517,616
3.00%, 1/1/2035-6/1/2052			33,494,248	[d]	29,353,798
3.50%, 3/1/2048-3/1/2052			20,761,360	[d]	18,674,218
4.00%, 4/1/2052-6/1/2052			14,368,226	[d]	13,235,952
4.50%, 3/1/2050-10/1/2052			14,509,714	[d]	13,805,369
5.00%, 4/1/2053			12,069,719	[d]	11,712,315
5.50%, 9/1/2053			8,006,234	[d]	7,924,519
6.00%, 9/1/2053			14,990,330	[d]	15,101,387
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			8,511,625		6,644,004
2.50%, 5/20/2051-8/20/2052			25,726,894		21,528,649
3.00%, 6/20/2050-11/20/2051			15,160,069		13,271,210
3.50%, 1/20/2052			5,359,969		4,850,407
4.00%, 2/20/2051-6/20/2051			8,259,623		7,571,163
4.50%, 7/20/2052			8,318,752		7,957,021
				361,641,305
U.S. Treasury Securities - 38.9%
U.S. Treasury Bonds	2.88	5/15/2052	2,750,000		2,071,416
U.S. Treasury Bonds	3.00	8/15/2052	18,500,000		14,306,426
U.S. Treasury Bonds	3.63	2/15/2053	12,500,000		10,931,641
U.S. Treasury Bonds	3.63	5/15/2053	17,890,000		15,656,895
U.S. Treasury Bonds	3.88	2/15/2043	18,435,000		16,882,787
U.S. Treasury Bonds	4.00	11/15/2052	17,750,000		16,625,024
U.S. Treasury Bonds	4.13	8/15/2053	9,250,000		8,858,320
U.S. Treasury Bonds	4.38	8/15/2043	1,550,000		1,518,031
U.S. Treasury Bonds	4.75	11/15/2053	7,750,000		8,247,695
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	6,349,300	[e]	6,059,593
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	9,948,560	[e]	9,413,390
U.S. Treasury Notes	1.75	12/31/2026	7,000,000	[a]	6,504,805
U.S. Treasury Notes	2.38	5/15/2027	18,300,000		17,205,574
U.S. Treasury Notes	2.50	3/31/2027	19,500,000		18,442,734

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
U.S. Treasury Securities - 38.9% (continued)
U.S. Treasury Notes	2.50	2/28/2026	15,000,000		14,401,172
U.S. Treasury Notes	2.63	1/31/2026	7,500,000	[a]	7,225,488
U.S. Treasury Notes	2.88	4/30/2029	15,155,000		14,182,653
U.S. Treasury Notes	3.25	6/30/2027	10,750,000		10,377,949
U.S. Treasury Notes	3.25	6/30/2029	25,750,000	[a]	24,498,711
U.S. Treasury Notes	3.38	5/15/2033	14,500,000		13,529,463
U.S. Treasury Notes	3.50	2/15/2033	23,500,000		22,171,699
U.S. Treasury Notes	3.50	1/31/2030	2,750,000		2,639,033
U.S. Treasury Notes	3.50	4/30/2030	10,000,000		9,581,641
U.S. Treasury Notes	3.63	3/31/2030	21,545,000		20,794,291
U.S. Treasury Notes	3.75	5/31/2030	15,000,000		14,566,406
U.S. Treasury Notes	4.00	7/31/2030	17,000,000		16,735,039
U.S. Treasury Notes	4.00	2/28/2030	13,000,000	[a]	12,807,031
U.S. Treasury Notes	4.13	8/31/2030	18,500,000	[a]	18,335,957
U.S. Treasury Notes	4.13	11/15/2032	2,115,000		2,093,065
U.S. Treasury Notes	4.25	1/31/2026	8,250,000	[a]	8,189,092
U.S. Treasury Notes	4.38	8/31/2028	10,250,000		10,284,434
U.S. Treasury Notes	4.38	12/15/2026	3,500,000		3,493,438
U.S. Treasury Notes	4.50	11/15/2033	27,310,000	[a]	27,832,730
U.S. Treasury Notes	4.50	11/15/2025	3,950,000	[a]	3,935,496
U.S. Treasury Notes	4.75	7/31/2025	20,750,000		20,726,494
U.S. Treasury Notes	4.88	10/31/2028	13,800,000	[a]	14,140,148
U.S. Treasury Notes	4.88	10/31/2030	3,180,000	[a]	3,287,946
U.S. Treasury Notes	5.00	10/31/2025	3,000,000		3,011,602
U.S. Treasury Notes	5.00	8/31/2025	25,000,000		25,067,383
				476,632,692
Utilities - .3%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.70	9/1/2054	3,350,000		3,345,377
Total Bonds and Notes (cost $1,288,458,031)			1,209,050,579
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Inc., Ser. A (cost $6,500,000)	5.00		260,000		5,769,400
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,225,206)	5.41		7,225,206	[f]	7,225,206

12

BNY Mellon Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,171,001)	5.41	11,171,001	[f] 11,171,001
Total Investments (cost $1,313,354,238)		100.8%	1,233,216,186
Liabilities, Less Cash and Receivables		(0.8%)	(9,642,406)
Net Assets		100.0%	1,223,573,780

a Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $133,002,302 and the value of the collateral was $136,526,223, consisting of cash collateral of $11,171,001 and U.S. Government & Agency securities valued at $125,355,222. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $57,126,433 or 4.67% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	39.5
Mortgage Securities	29.9
Financial	13.0
Communications	3.8
Consumer, Non-cyclical	2.9
Technology	2.6
Consumer, Cyclical	2.6
Energy	2.4
Industrial	1.7
Investment Companies	1.5
Basic Materials	.6
Utilities	.3
100.8

† Based on net assets.

See notes to financial statements.

BNY Mellon Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	4,489,986	121,171,934	(118,436,714)	7,225,206	202,237
Investment of Cash Collateral for Securities Loaned - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	33,666,019	202,038,108	(224,533,126)	11,171,001	45,697	††
Total - 1.5%	38,156,005	323,210,042	(342,969,840)	18,396,207	247,934

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	2,275,000		2,238,835
Airlines - 1.2%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,161,068		2,968,169
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	3,162,885		2,818,652
				5,786,821
Automobiles & Components - 2.3%
American Honda Finance Corp., Sr. Unscd. Notes	1.30	9/9/2026	3,250,000		2,966,311
General Motors Financial Co., Inc., Sr. Unscd. Notes	6.05	10/10/2025	4,500,000		4,535,137
Toyota Motor Credit Corp., Sr. Unscd. Notes	2.00	10/7/2024	3,650,000	[a]	3,575,648
				11,077,096
Banks - 10.6%
Bank of America Corp., Sr. Unscd. Notes	5.47	1/23/2035	4,800,000		4,787,923
Bank of Montreal, Sr. Unscd. Notes	5.27	12/11/2026	3,050,000		3,058,653
Barclays PLC, Sr. Unscd. Notes	2.28	11/24/2027	4,000,000		3,656,963
Citigroup, Inc., Sub. Bonds	4.40	6/10/2025	5,000,000		4,927,201
Comerica, Inc., Sr. Unscd. Notes	5.98	1/30/2030	2,000,000		1,964,513
Cooperatieve Rabobank UA, Gtd. Notes	3.75	7/21/2026	4,835,000		4,635,698
HSBC Holdings PLC, Sr. Unscd. Notes	2.25	11/22/2027	3,135,000		2,872,673
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000	[a,b]	4,047,613
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	3,710,000	[a]	3,677,239
Santander Holdings USA, Inc., Sr. Unscd. Bonds	7.66	11/9/2031	3,000,000		3,208,532
Societe Generale SA, Sub. Notes	4.75	11/24/2025	3,500,000	[c]	3,428,452
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	0.95	1/12/2026	1,340,000		1,238,985
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.95	10/21/2027	5,185,000		4,748,161
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	5,500,000	[c]	5,406,321
				51,658,927
Beverage Products - .9%
Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.75	1/23/2029	4,195,000		4,162,687
Consumer Discretionary - .7%
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	3,665,000		3,468,993
Diversified Financials - 3.5%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	3,750,000		3,460,729
Air Lease Corp., Sr. Unscd. Notes	2.30	2/1/2025	4,500,000		4,359,438
American Express Co., Sr. Unscd. Notes	3.38	5/3/2024	1,350,000		1,344,294
American Express Co., Sr. Unscd. Notes	6.34	10/30/2026	2,000,000		2,031,111
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	1,725,000		1,511,726
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2027	1,250,000		1,136,171
Ares Capital Corp., Sr. Unscd. Notes	3.88	1/15/2026	1,500,000		1,439,640
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	2,350,000		2,060,469
				17,343,578
Energy - 2.3%
Cimarex Energy Co., Sr. Unscd. Notes	4.38	3/15/2029	3,000,000		2,754,812
ONEOK, Inc., Gtd. Notes	4.00	7/13/2027	3,400,000		3,279,558
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.88	6/30/2026	2,500,000		2,521,056
Spectra Energy Partners LP, Gtd. Notes	3.50	3/15/2025	2,760,000		2,705,794
				11,261,220
Food Products - .7%
McCormick & Co., Inc., Sr. Unscd. Notes	0.90	2/15/2026	3,840,000		3,533,085
Health Care - 5.4%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	4,185,000		3,830,414
Amgen, Inc., Sr. Unscd. Notes	2.20	2/21/2027	3,960,000		3,653,148
Astrazeneca Finance LLC, Gtd. Notes	1.20	5/28/2026	3,540,000		3,256,869
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	4,000,000		3,883,634

14

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.9% (continued)
Health Care - 5.4% (continued)
Elevance Health, Inc., Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	2,919,145
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.75	5/19/2033	2,820,000	2,747,163
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.20	9/23/2026	3,770,000	3,592,386
UnitedHealth Group, Inc., Sr. Unscd. Notes	1.15	5/15/2026	2,915,000	2,685,277
				26,568,036
Industrial - 2.7%
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.90	3/2/2026	2,830,000	2,614,461
John Deere Capital Corp., Sr. Unscd. Notes	1.05	6/17/2026	4,250,000	3,898,016
Parker-Hannifin Corp., Sr. Unscd. Notes	2.70	6/14/2024	3,325,000	3,297,051
Snap-On, Inc., Sr. Unscd. Notes	3.25	3/1/2027	3,300,000	3,155,943
				12,965,471
Information Technology - 1.6%
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	4,000,000	3,677,517
Oracle Corp., Sr. Unscd. Notes	2.50	4/1/2025	4,215,000	4,081,915
				7,759,432
Internet Software & Services - 1.5%
Amazon.com, Inc., Sr. Unscd. Notes	0.80	6/3/2025	3,670,000	3,486,875
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	4,000,000	3,862,290
				7,349,165
Media - .6%
Discovery Communications LLC, Gtd. Notes	4.90	3/11/2026	3,150,000	3,102,640
Metals & Mining - .7%
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	3,500,000	[c] 3,307,381
Municipal Securities - 2.2%
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.05	1/1/2026	2,500,000	2,334,511
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	1.75	3/15/2028	4,155,000	3,724,751
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	5,315,000	4,786,187
				10,845,449
Real Estate - .4%
Healthcare Realty Holdings LP, Gtd. Notes	3.63	1/15/2028	2,375,000	2,173,148
Retailing - 1.5%
Target Corp., Sr. Unscd. Notes	2.25	4/15/2025	3,300,000	3,197,882
The TJX Companies, Inc., Sr. Unscd. Notes	1.15	5/15/2028	4,750,000	4,097,451
				7,295,333
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.88	1/15/2027	3,600,000	3,479,882
Broadcom, Inc., Sr. Unscd. Notes	4.00	4/15/2029	4,000,000	[c] 3,789,412
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	2,000,000	[c] 1,992,078
				9,261,372
Technology Hardware & Equipment - .5%
Apple, Inc., Sr. Unscd. Notes	2.05	9/11/2026	2,830,000	2,647,891
Telecommunication Services - 3.9%
AT&T, Inc., Sr. Unscd. Notes	1.65	2/1/2028	5,250,000	4,621,535
Cisco Systems, Inc., Sr. Unscd. Notes	4.95	2/26/2031	3,200,000	3,202,520
Motorola Solutions, Inc., Sr. Unscd. Notes	4.60	5/23/2029	2,420,000	[a] 2,352,741
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	4,700,000	4,365,094
Verizon Communications, Inc., Sr. Unscd. Notes	2.63	8/15/2026	5,000,000	4,715,456
				19,257,346
U.S. Government Agencies Collateralized Mortgage Obligations - .9%
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. UP	2.50	5/25/2028	4,633,705	[d] 4,406,003

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - .5%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	2,932,195		2,395,245
U.S. Government Agencies Mortgage-Backed - 1.4%
Federal Home Loan Mortgage Corp.:
3.50%, 6/1/2035			4,817,520	[d]	4,606,950
4.50%, 2/1/2034			168,220	[d]	166,481
Federal National Mortgage Association:
2.91%, 4/1/2026			2,000,000	[d]	1,911,487
				6,684,918
U.S. Government Agencies Obligations - 5.5%
Federal Farm Credit Bank Funding Corp., Bonds	5.00	1/8/2027	4,565,000		4,553,592
Federal Home Loan Bank, Bonds	2.20	3/28/2025	2,400,000		2,337,445
Federal Home Loan Bank, Bonds	3.00	3/25/2027	6,800,000		6,469,377
Federal Home Loan Mortgage Corp., Notes	4.05	8/28/2025	4,900,000	[d]	4,830,662
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[a,d]	8,694,118
				26,885,194
U.S. Treasury Securities - 43.4%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,968,460	[e]	13,331,105
U.S. Treasury Notes	0.25	10/31/2025	4,720,000		4,383,331
U.S. Treasury Notes	0.63	5/15/2030	5,950,000		4,777,780
U.S. Treasury Notes	0.75	1/31/2028	3,000,000		2,616,621
U.S. Treasury Notes	1.38	11/15/2031	1,300,000		1,055,488
U.S. Treasury Notes	1.63	8/15/2029	5,245,000		4,589,375
U.S. Treasury Notes	1.63	5/15/2026	12,740,000		11,960,173
U.S. Treasury Notes	2.50	3/31/2027	8,575,000		8,110,074
U.S. Treasury Notes	2.63	4/15/2025	6,250,000		6,091,064
U.S. Treasury Notes	2.75	7/31/2027	6,250,000		5,929,810
U.S. Treasury Notes	2.88	4/30/2029	5,345,000		5,002,064
U.S. Treasury Notes	3.00	7/15/2025	11,000,000		10,732,305
U.S. Treasury Notes	3.13	8/15/2025	3,635,000		3,549,592
U.S. Treasury Notes	3.13	11/15/2028	8,890,000		8,453,834
U.S. Treasury Notes	3.38	5/15/2033	7,000,000		6,531,465
U.S. Treasury Notes	3.50	4/30/2028	9,090,000		8,809,843
U.S. Treasury Notes	3.50	9/15/2025	16,000,000		15,694,375
U.S. Treasury Notes	3.63	5/15/2026	1,000,000		980,391
U.S. Treasury Notes	3.75	5/31/2030	2,075,000		2,015,020
U.S. Treasury Notes	3.75	12/31/2030	3,250,000		3,150,215
U.S. Treasury Notes	3.88	12/31/2029	9,765,000		9,564,360
U.S. Treasury Notes	4.00	2/15/2034	1,250,000	[a]	1,225,684
U.S. Treasury Notes	4.00	2/15/2026	4,315,000		4,264,265
U.S. Treasury Notes	4.50	11/15/2033	11,500,000	[a]	11,720,117
U.S. Treasury Notes	4.50	11/15/2025	13,250,000	[a]	13,201,348
U.S. Treasury Notes	4.63	10/15/2026	19,250,000		19,315,796
U.S. Treasury Notes	5.00	9/30/2025	25,000,000		25,082,520
				212,138,015
Utilities - .6%
Black Hills Corp., Sr. Unscd. Notes	3.05	10/15/2029	3,500,000		3,104,216
Total Bonds and Notes (cost $497,018,324)			478,677,497

16

BNY Mellon Intermediate Bond Fund (continued)
Description	Preferred Dividend Yield (%)	Shares	Value ($)
Preferred Stocks - .7%
Telecommunication Services - .7%
AT&T, Inc., Ser. A (cost $3,750,000)	5.00	150,000	3,328,500
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,487,021)	5.41	3,487,021	[f] 3,487,021

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,927,015)	5.41	3,927,015	[f] 3,927,015
Total Investments (cost $508,182,360)		100.1%	489,420,033
Liabilities, Less Cash and Receivables		(0.1%)	(455,640)
Net Assets		100.0%	488,964,393

a Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $32,823,186 and the value of the collateral was $33,786,954, consisting of cash collateral of $3,927,015 and U.S. Government & Agency securities valued at $29,859,939. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $17,923,644 or 3.67% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	51.1
Financial	14.6
Consumer, Non-cyclical	7.0
Communications	6.8
Consumer, Cyclical	5.6
Technology	4.0
Industrial	3.1
Mortgage Securities	2.8
Energy	2.3
Investment Companies	1.5
Basic Materials	.7
Utilities	.6
100.1

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	1,657,876	53,584,122	(51,754,977)	3,487,021	98,203
Investment of Cash Collateral for Securities Loaned - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	4,751,395	104,252,853	(105,077,233)	3,927,015	16,883	††
Total - 1.5%	6,409,271	157,836,975	(156,832,210)	7,414,036	115,086

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

18

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.6%
Aerospace & Defense - 1.2%
RTX Corp., Sr. Unscd. Notes	2.25	7/1/2030	2,500,000		2,117,250
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	3,000,000		2,952,310
				5,069,560
Airlines - 3.2%
Air Canada Pass Through Trust, Ser. 2015-1, Cl. A	3.60	3/15/2027	1,867,501	[a]	1,767,912
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,106,417		2,916,854
JetBlue Pass Through Trust, Ser. 2019-1, CI. A	2.95	5/15/2028	4,085,536		3,572,597
United Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.10	10/7/2028	6,029,695		5,364,255
				13,621,618
Automobiles & Components - 1.5%
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	7.12	11/7/2033	3,000,000		3,199,824
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	3,750,000		3,134,351
				6,334,175
Banks - 22.9%
AIB Group PLC, Sr. Unscd. Notes	6.61	9/13/2029	3,000,000	[a]	3,114,611
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, (3 Month TSFR +0.66%)	6.05	9/15/2172	3,000,000	[b,c,d]	2,478,523
Bank of America Corp., Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000	[d]	2,910,617
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	1,500,000	[d]	1,502,489
Bank of Ireland Group PLC, Sr. Unscd. Notes	2.03	9/30/2027	3,500,000	[a]	3,187,938
Barclays PLC, Jr. Sub. Notes	8.00	9/15/2029	2,000,000	[d]	1,970,159
Barclays PLC, Sub. Notes	7.12	6/27/2034	1,500,000		1,557,823
BNP Paribas SA, Sr. Notes	1.32	1/13/2027	2,500,000	[a]	2,313,266
BPCE SA, Sub. Notes	3.12	10/19/2032	4,000,000	[a]	3,228,806
Citigroup, Inc., Sub. Notes	6.17	5/25/2034	3,000,000		3,024,013
Citizens Financial Group, Inc., Sub. Notes	3.75	2/11/2031	5,000,000		4,462,180
Comerica, Inc., Sr. Unscd. Notes	5.98	1/30/2030	3,000,000		2,946,769
Cooperatieve Rabobank UA, Gtd. Notes	4.38	8/4/2025	2,750,000		2,697,883
Credit Agricole SA, Sub. Notes	4.00	1/10/2033	3,500,000	[a]	3,236,138
Danske Bank A/S, Sr. Notes	0.98	9/10/2025	1,500,000	[a]	1,460,890
Deutsche Bank AG, Sub. Notes	4.88	12/1/2032	5,000,000		4,630,113
HSBC Holdings PLC, Sub. Notes	7.40	11/13/2034	2,500,000		2,681,831
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	4,000,000	[d]	3,979,923
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	2,500,000		2,450,715
M&T Bank Corp., Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000	[c,d]	4,766,250
Morgan Stanley, Sub. Notes	5.95	1/19/2038	3,000,000		2,993,488
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	3,000,000		2,932,065
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a,d]	3,425,163
Santander Holdings USA, Inc., Sr. Unscd. Bonds	7.66	11/9/2031	3,500,000		3,743,288
Societe Generale SA, Sub. Notes	6.22	6/15/2033	2,500,000	[a,c]	2,452,708
Standard Chartered PLC, Sr. Unscd. Notes	3.97	3/30/2026	3,500,000	[a]	3,420,534
The Bank of Nova Scotia, Jr. Sub. Notes, (3 Month TSFR +2.91%)	8.24	4/12/2172	4,000,000	[b,c,d]	3,810,139
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	2,500,000		2,719,110
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		2,868,393
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	4,250,000	[a]	4,177,612
Westpac Banking Corp., Sub. Notes	4.32	11/23/2031	3,000,000		2,882,266
Zions Bancorp NA, Sub. Notes	3.25	10/29/2029	3,550,000		2,897,421
				96,923,124
Beverage Products - .6%
Constellation Brands, Inc., Gtd. Notes	3.15	8/1/2029	3,000,000		2,723,956
Building Materials - 1.2%
CRH America Finance, Inc., Gtd. Notes	3.40	5/9/2027	2,000,000	[a]	1,898,471

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.6% (continued)
Building Materials - 1.2% (continued)
Masco Corp., Sr. Unscd. Notes	1.50	2/15/2028	3,500,000		3,043,721
				4,942,192
Chemicals - 1.5%
Huntsman International LLC, Sr. Unscd. Notes	4.50	5/1/2029	3,500,000		3,327,191
Yara International ASA, Sr. Unscd. Notes	4.75	6/1/2028	3,000,000	[a]	2,901,747
				6,228,938
Commercial & Professional Services - .6%
Global Payments, Inc., Sr. Unscd. Notes	3.20	8/15/2029	3,000,000		2,673,392
Consumer Discretionary - 3.4%
Hasbro, Inc., Sr. Unscd. Notes	3.90	11/19/2029	3,000,000	[c]	2,751,089
Leggett & Platt, Inc., Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		1,895,609
Marriott International, Inc., Sr. Unscd. Notes, Ser. II	2.75	10/15/2033	3,000,000		2,417,931
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	2,000,000		1,893,038
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	4,000,000		3,530,492
Whirlpool Corp., Sr. Unscd. Notes	4.75	2/26/2029	2,000,000	[c]	1,954,338
				14,442,497
Consumer Durables & Apparel - .7%
Michael Kors USA, Inc., Gtd. Notes	4.25	11/1/2024	3,000,000	[a]	2,948,970
Diversified Financials - 6.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	5.75	6/6/2028	3,250,000	[c]	3,275,480
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	1,000,000	[a]	890,173
Aircastle Ltd., Sr. Unscd. Notes	4.25	6/15/2026	3,000,000		2,909,299
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	5,000,000		4,381,814
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,000,000		2,807,344
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	5,000,000		4,354,977
Blue Owl Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	4,000,000		3,627,972
Blue Owl Finance LLC, Gtd. Notes	4.38	2/15/2032	1,000,000	[a]	877,906
Goldman Sachs BDC, Inc., Sr. Unscd. Notes	3.75	2/10/2025	3,000,000	[c]	2,939,670
Stifel Financial Corp., Sr. Unscd. Bonds	4.25	7/18/2024	2,000,000		1,987,902
				28,052,537
Electronic Components - 1.2%
Arrow Electronics, Inc., Sr. Unscd. Notes	2.95	2/15/2032	3,000,000		2,508,929
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	3,000,000		2,704,073
				5,213,002
Energy - 11.5%
Cenovus Energy, Inc., Sr. Unscd. Notes	2.65	1/15/2032	3,000,000		2,453,858
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	2.74	12/31/2039	2,000,000	[a]	1,564,443
Cheniere Energy, Inc., Sr. Unscd. Notes	4.63	10/15/2028	2,000,000		1,921,501
Diamondback Energy, Inc., Gtd. Notes	3.50	12/1/2029	3,250,000		2,985,635
El Paso Natural Gas Co., LLC, Gtd. Notes	3.50	2/15/2032	3,000,000	[a]	2,533,388
Enbridge, Inc., Gtd. Notes	4.25	12/1/2026	2,000,000		1,957,815
Energy Transfer LP, Sr. Unscd. Bonds	5.50	6/1/2027	1,500,000		1,505,923
Energy Transfer LP, Sr. Unscd. Notes	4.15	9/15/2029	1,500,000		1,417,026
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	1,500,000		1,520,760
EQM Midstream Partners LP, Sr. Unscd. Notes	4.00	8/1/2024	936,000		929,823
EQT Corp., Sr. Unscd. Notes	5.75	2/1/2034	3,000,000	[c]	2,952,708
Helmerich & Payne, Inc., Sr. Unscd. Notes	2.90	9/29/2031	3,000,000		2,496,540
MPLX LP, Sr. Unscd. Notes	4.95	9/1/2032	3,500,000		3,353,861
Ovintiv, Inc., Gtd. Notes	6.25	7/15/2033	2,500,000	[c]	2,571,919
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	3,500,000		3,272,369
Sabal Trail Transmission LLC, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	2,881,435
Targa Resources Corp., Gtd. Notes	6.13	3/15/2033	3,000,000		3,090,594
The Williams Companies, Inc., Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		2,872,265
Transcontinental Gas Pipe Line Co., LLC, Sr. Unscd. Notes	3.25	5/15/2030	2,000,000		1,800,142

20

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.6% (continued)
Energy - 11.5% (continued)
Valero Energy Corp., Sr. Unscd. Notes	2.80	12/1/2031	2,500,000		2,113,069
Var Energi ASA, Sr. Unscd. Notes	7.50	1/15/2028	2,310,000	[a]	2,436,389
				48,631,463
Environmental Control - .6%
Waste Connections, Inc., Sr. Unscd. Notes	3.50	5/1/2029	2,500,000	[c]	2,345,478
Financials - .7%
Apollo Management Holdings LP, Gtd. Notes	4.00	5/30/2024	1,000,000	[a]	995,224
Apollo Management Holdings LP, Gtd. Notes	4.95	1/14/2050	2,000,000	[a]	1,865,965
				2,861,189
Food Products - .9%
Flowers Foods, Inc., Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		1,917,600
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes	3.00	2/2/2029	2,000,000		1,754,452
				3,672,052
Foreign Governmental - .6%
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	2,634,322
Health Care - 5.9%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	2,750,000		2,516,999
Amgen, Inc., Sr. Unscd. Notes	5.25	3/2/2033	3,000,000		2,992,835
Centene Corp., Sr. Unscd. Notes	2.50	3/1/2031	3,500,000		2,869,844
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	2,500,000		2,273,632
HCA, Inc., Gtd. Notes	3.63	3/15/2032	2,000,000		1,747,791
HCA, Inc., Gtd. Notes	5.88	2/1/2029	1,500,000		1,527,269
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	5.30	5/19/2053	3,000,000		2,936,737
Royalty Pharma PLC, Gtd. Notes	2.20	9/2/2030	3,000,000	[a,c]	2,470,724
Takeda Pharmaceutical Co. Ltd., Sr. Unscd. Notes	5.00	11/26/2028	3,000,000		2,996,583
The Cigna Group, Gtd. Notes	4.38	10/15/2028	2,500,000		2,427,782
				24,760,196
Industrial - 3.0%
Carlisle Companies, Inc., Sr. Unscd. Notes	3.75	12/1/2027	2,500,000		2,377,830
Flowserve Corp., Sr. Unscd. Notes	2.80	1/15/2032	2,500,000		2,046,872
Hillenbrand, Inc., Gtd. Notes	5.00	9/15/2026	2,500,000		2,448,237
Huntington Ingalls Industries, Inc., Gtd. Notes	3.48	12/1/2027	3,000,000		2,812,826
Oshkosh Corp., Sr. Unscd. Notes	4.60	5/15/2028	3,000,000		2,923,713
				12,609,478
Information Technology - 1.5%
Fidelity National Information Services, Inc., Gtd. Notes	4.50	7/15/2025	2,000,000		1,981,209
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	2,000,000		1,838,759
Oracle Corp., Sr. Unscd. Notes	6.25	11/9/2032	2,500,000		2,641,673
				6,461,641
Insurance - 2.9%
Assured Guaranty US Holdings, Inc., Gtd. Notes	3.15	6/15/2031	3,000,000		2,626,026
MetLife, Inc., Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	3,500,000	[d]	3,481,268
Prudential Financial, Inc., Jr. Sub. Notes	5.70	9/15/2048	3,000,000		2,921,452
Reinsurance Group of America, Inc., Sr. Unscd. Notes	3.90	5/15/2029	3,500,000		3,304,873
				12,333,619
Internet Software & Services - 1.1%
eBay, Inc., Sr. Unscd. Notes	5.95	11/22/2027	2,000,000		2,058,394
Meta Platforms, Inc., Sr. Unscd. Notes	5.60	5/15/2053	2,500,000		2,590,234
				4,648,628
Materials - .5%
WRKCo, Inc., Gtd. Notes	4.00	3/15/2028	2,000,000		1,910,346
Media - .5%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	4.40	4/1/2033	2,500,000	[c]	2,186,929

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.6% (continued)
Metals & Mining - 1.8%
Anglo American Capital PLC, Gtd. Notes	4.50	3/15/2028	3,000,000	[a,c]	2,890,066
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	1,500,000	[a]	1,417,449
Glencore Funding LLC, Gtd. Notes	5.40	5/8/2028	1,500,000	[a]	1,509,211
Nucor Corp., Sr. Unscd. Notes	3.13	4/1/2032	2,000,000		1,750,030
				7,566,756
Municipal Securities - 3.0%
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000		3,714,526
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	4,000,000		3,301,246
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,281,564
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		3,377,476
				12,674,812
Real Estate - 6.0%
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.95	1/15/2027	3,000,000		2,895,291
Brandywine Operating Partnership LP, Gtd. Notes	4.55	10/1/2029	2,000,000	[c]	1,671,099
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,000,000		3,799,778
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	2,500,000		1,984,779
Extra Space Storage LP, Gtd. Notes	4.00	6/15/2029	2,000,000		1,878,853
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	3,000,000		2,584,836
Healthpeak OP LLC, Gtd. Notes	2.13	12/1/2028	3,000,000		2,611,361
Highwoods Realty LP, Sr. Unscd. Notes	4.20	4/15/2029	3,000,000		2,706,077
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes	2.63	11/15/2031	3,000,000		2,415,142
Realty Income Corp., Gtd. Notes	4.00	7/15/2029	3,000,000		2,831,104
				25,378,320
Retailing - 3.7%
7-Eleven, Inc., Sr. Unscd. Notes	1.80	2/10/2031	3,750,000	[a]	2,989,504
Alimentation Couche-Tard, Inc., Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	2,859,998
AutoNation, Inc., Sr. Unscd. Notes	3.85	3/1/2032	2,000,000	[c]	1,747,375
Dick's Sporting Goods, Inc., Sr. Unscd. Notes	3.15	1/15/2032	3,000,000	[c]	2,515,720
Dollar Tree, Inc., Sr. Unscd. Notes	2.65	12/1/2031	3,500,000		2,915,160
O'Reilly Automotive, Inc., Sr. Unscd. Notes	4.70	6/15/2032	2,500,000		2,419,914
				15,447,671
Semiconductors & Semiconductor Equipment - 4.0%
Broadcom, Inc., Sr. Unscd. Notes	3.14	11/15/2035	2,000,000	[a]	1,588,359
Broadcom, Inc., Sr. Unscd. Notes	3.47	4/15/2034	3,000,000	[a]	2,534,721
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	2,500,000	[a]	2,490,097
Intel Corp., Sr. Unscd. Notes	5.60	2/21/2054	2,000,000		2,000,277
Microchip Technology, Inc., Gtd. Notes	4.25	9/1/2025	3,000,000		2,945,032
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	5.00	1/15/2033	2,000,000		1,932,099
Renesas Electronics Corp., Sr. Unscd. Notes	2.17	11/25/2026	4,000,000	[a]	3,635,473
				17,126,058
Technology Hardware & Equipment - .8%
Dell International LLC/EMC Corp., Sr. Unscd. Notes	8.10	7/15/2036	3,000,000		3,601,229
Telecommunication Services - 2.6%
AT&T, Inc., Sr. Unscd. Notes	3.50	9/15/2053	3,000,000		2,064,158
Motorola Solutions, Inc., Sr. Unscd. Notes	4.60	5/23/2029	3,000,000		2,916,621
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	4,465,000		3,226,941
Verizon Communications, Inc., Sr. Unscd. Notes	4.27	1/15/2036	3,000,000		2,726,235
				10,933,955

22

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 96.6% (continued)
Utilities - .4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.70	9/1/2054	1,500,000	1,497,930
Total Bonds and Notes (cost $435,902,781)			408,456,033
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.1%
Diversified Financials - .7%
Air Lease Corp., Ser. A	6.15		120,000	3,030,000
Telecommunication Services - ..4%
AT&T, Inc., Ser. A	5.00		70,000	1,553,300
Total Preferred Stocks (cost $4,750,000)			4,583,300
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,536,951)	5.41		6,536,951	[e] 6,536,951

Investment of Cash Collateral for Securities Loaned - 5.5%
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $23,155,375)	5.41		23,155,375	[e] 23,155,375
Total Investments (cost $470,345,107)			104.7%	442,731,659
Liabilities, Less Cash and Receivables			(4.7%)	(19,742,628)
Net Assets			100.0%	422,989,031

GO—General Obligation

TSFR—Term Secured Overnight Financing Rate Reference Rates

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $80,599,613 or 19.05% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $23,257,137 and the value of the collateral was $24,126,767, consisting of cash collateral of $23,155,375 and U.S. Government & Agency securities valued at $971,392. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	39.9
Consumer, Cyclical	12.5
Energy	11.5
Consumer, Non-cyclical	8.0
Industrial	7.6
Investment Companies	7.0
Technology	6.4
Communications	4.6
Government	3.6
Basic Materials	3.3
Utilities	.3
104.7

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	8,760,654	45,810,882	(48,034,585)	6,536,951	157,907
Investment of Cash Collateral for Securities Loaned - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.5%	10,423,207	61,378,187	(48,646,019)	23,155,375	106,440	††
Total - 7.0%	19,183,861	107,189,069	(96,680,604)	29,692,326	264,347

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

24

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.1%
Municipal Securities - 5.8%
California Earthquake Authority, Revenue Bonds, Ser. A	5.49	7/1/2024	2,000,000		1,997,441
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	2,008,000	[a]	2,048,809
Connecticut, GO, Ser. A	0.92	6/1/2025	250,000		237,905
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. C	0.49	3/15/2024	1,750,000		1,747,274
				6,031,429
U.S. Government Agencies Collateralized Mortgage Obligations - 14.3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	10,454	[b]	10,403
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	90,731	[b]	89,873
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	58,237	[b]	57,692
Federal Home Loan Mortgage Corp., REMIC, Ser. 3780, Cl. AV	4.00	4/15/2031	207,682	[b]	201,537
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	151,072	[b]	148,449
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	341,168	[b]	335,559
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	224,937	[b]	220,833
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	324,985	[b]	320,039
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	168,956	[b]	164,367
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	2,938	[b]	2,928
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	122,460	[b]	121,667
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	66,489	[b]	64,101
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	223,779	[b]	219,923
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	354,401	[b]	338,973
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	102,129	[b]	96,434
Federal Home Loan Mortgage Corp., REMIC, Ser. 4313, Cl. ME	3.00	4/15/2039	558,841	[b]	529,500
Federal Home Loan Mortgage Corp., REMIC, Ser. 4340, Cl. VD	3.00	7/15/2037	311,784	[b]	306,881
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	122,925	[b]	120,215
Federal Home Loan Mortgage Corp., REMIC, Ser. 4425, Cl. VM	4.00	1/15/2035	78,442	[b]	78,256
Federal Home Loan Mortgage Corp., REMIC, Ser. 4465, Cl. BA	2.50	12/15/2039	92,603	[b]	91,700
Federal Home Loan Mortgage Corp., REMIC, Ser. 4569, Cl. DV	3.00	8/15/2027	696,928	[b]	671,273
Federal Home Loan Mortgage Corp., REMIC, Ser. 5058, Cl. CD	1.00	6/15/2027	359,342	[b]	345,281
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	1,192	[b]	1,186
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	101,643	[b]	100,782
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	116,233	[b]	114,173
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	481,438	[b]	457,457
Federal National Mortgage Association, REMIC, Ser. 2012-152, CI. PC	1.75	8/25/2042	613,831	[b]	599,871
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	131,088	[b]	124,982
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	421,298	[b]	399,278
Federal National Mortgage Association, REMIC, Ser. 2013-137, Cl. V	3.50	10/25/2028	80,984	[b]	77,893
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	156,448	[b]	147,905
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	495,724	[b]	468,872
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	163,081	[b]	157,401
Federal National Mortgage Association, REMIC, Ser. 2015-33, Cl. P	2.50	6/25/2045	679,841	[b]	639,630
Federal National Mortgage Association, REMIC, Ser. 2017-9, Cl. HA	3.00	12/25/2042	236,447	[b]	232,467

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.1% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 14.3% (continued)
Federal National Mortgage Association, REMIC, Ser. 2017-99, Cl. VM	3.50	3/25/2029	1,299,855	[b]	1,245,271
Federal National Mortgage Association, REMIC, Ser. 2020-28, Cl. V	3.50	2/25/2048	430,366	[b]	421,707
Government National Mortgage Association, Ser. 2010-6, Cl. AB	3.00	11/20/2039	244,613		238,667
Government National Mortgage Association, Ser. 2012-101, Cl. MA	2.50	5/20/2040	300,381		289,542
Government National Mortgage Association, Ser. 2012-51, Cl. VQ	3.50	4/20/2025	219,789		215,845
Government National Mortgage Association, Ser. 2016-23, CI. KA	4.08	1/20/2031	59,029		57,911
Government National Mortgage Association, Ser. 2022-152, Cl. BC	3.00	10/20/2035	1,501,153		1,456,321
Government National Mortgage Association, Ser. 2022-87, Cl. A	3.50	1/20/2040	1,355,879		1,309,267
Government National Mortgage Association, Ser. 2022-90, CI. KB	3.00	9/20/2044	1,300,812		1,228,033
Government National Mortgage Association, Ser. 2022-94, Cl. A	3.50	8/20/2031	446,217		442,282
				14,962,627
U.S. Government Agencies Collateralized Municipal-Backed Securities - 27.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K044, Cl. A2	2.81	1/25/2025	1,413,532	[b]	1,383,472
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K045, Cl. A2	3.02	1/25/2025	1,311,149	[b]	1,284,216
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC03, Cl. A2	3.50	1/25/2026	1,433,660	[b]	1,395,647
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	1,003,967	[b]	977,902
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	415,144	[b]	405,166
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KW02, Cl. A1	2.90	4/25/2026	364,018	[b]	353,016
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X2FX, Cl. A2	2.41	9/25/2025	684,350	[b]	661,250
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X3FX, Cl. A1FX	3.00	3/25/2025	1,348,176	[b]	1,329,676
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB41, Cl. A10F	2.94	9/25/2027	1,547,707	[b]	1,441,569
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB51, CI. A5H, (1 Month SOFR +0.81%)	6.15	4/25/2038	524,491	[b,c]	521,604
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB67, CI. A5H	2.24	8/25/2039	675,657	[b]	653,277
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB68, CI. A5H	2.39	8/25/2039	352,839	[b]	335,180
Federal National Mortgage Association, ACES, Ser. 2014-M13, Cl. A2	3.02	8/25/2024	201,093	[b]	198,641
Federal National Mortgage Association, ACES, Ser. 2017-M10, CI. AV2	2.58	7/25/2024	1,140,835	[b]	1,128,711
Government National Mortgage Association, Ser. 2011-103, Cl. B	3.72	7/16/2051	450,304		428,495
Government National Mortgage Association, Ser. 2012-142, CI. BC	2.46	3/16/2049	1,047,285		961,099
Government National Mortgage Association, Ser. 2012-150, CI. A	1.90	11/16/2052	594,807		503,390
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	229,922		226,140
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.10	2/16/2025	346,518		339,220
Government National Mortgage Association, Ser. 2013-158, Cl. AB	3.01	8/16/2053	1,246,085		1,160,079

26

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.1% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 27.2% (continued)
Government National Mortgage Association, Ser. 2013-29, CI. AB	1.77	10/16/2045	149,171		135,630
Government National Mortgage Association, Ser. 2013-29, CI. AD	1.51	8/16/2041	245,811		239,772
Government National Mortgage Association, Ser. 2014-82, Cl. VG	2.87	12/16/2046	709,456		686,631
Government National Mortgage Association, Ser. 2015-188, CI. VD	2.50	3/16/2032	399,710		373,556
Government National Mortgage Association, Ser. 2017-70, CI. A	2.50	10/16/2057	69,315		68,531
Government National Mortgage Association, Ser. 2017-94, CI. AK	2.40	5/16/2051	1,173,924		1,071,953
Government National Mortgage Association, Ser. 2018-123, Cl. D	3.10	1/16/2059	1,140,281		1,084,350
Government National Mortgage Association, Ser. 2018-149, CI. A	3.00	7/16/2048	251,270		238,436
Government National Mortgage Association, Ser. 2019-34, Cl. AL	3.15	5/16/2059	1,217,147		1,171,638
Government National Mortgage Association, Ser. 2019-55, Cl. AE	3.00	12/16/2059	1,022,281		944,373
Government National Mortgage Association, Ser. 2022-147, CI. A	2.20	10/16/2062	1,942,008		1,772,548
Government National Mortgage Association, Ser. 2022-3, CI. AM	1.60	9/16/2051	951,977		788,180
Government National Mortgage Association, Ser. 2022-53, Cl. AE	1.50	4/16/2046	2,752,669		2,438,705
Government National Mortgage Association, Ser. 2022-82, Cl. AC	2.00	5/16/2048	1,889,911		1,689,113
				28,391,166
U.S. Government Agencies Mortgage-Backed - 24.7%
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			1,572,739	[b]	1,513,849
3.50%, 10/1/2026-5/1/2027			187,018	[b]	182,687
4.50%, 11/1/2024-2/1/2034			210,211	[b]	208,276
Federal National Mortgage Association:
1.91%, 9/1/2051, (1 Month SOFR +2.35%)			2,272,283	[b,c]	2,107,559
2.39%, 6/1/2025			382,798	[b]	374,356
2.45%, 4/1/2025			2,641,166	[b]	2,559,185
2.50%, 11/1/2026-3/1/2028			1,985,222	[b]	1,905,957
2.72%, 3/1/2024			2,000,000	[b]	1,992,831
2.88%, 6/1/2024			889,576	[b]	879,900
2.89%, 4/1/2024-1/1/2025			3,000,000	[b]	2,965,256
2.95%, 11/1/2025			1,000,000	[b]	966,269
2.95%, 9/1/2047, (1 Month RFUCCT1Y +1.62%)			1,536,556	[b,c]	1,560,885
3.00%, 1/1/2028			234,563	[b]	227,106
3.11%, 12/1/2024			1,850,401	[b]	1,814,706
3.28%, 11/1/2049, (1 Month RFUCCT1Y +1.61%)			1,312,351	[b,c]	1,304,824
3.35%, 11/1/2049, (1 Month RFUCCT1Y +1.61%)			1,564,152	[b,c]	1,583,007
3.50%, 2/1/2031			1,295,199	[b]	1,257,081
4.00%, 7/1/2029-3/1/2034			500,808	[b]	493,348
4.18%, 1/1/2050, (1 Month RFUCCT1Y +1.59%)			1,034,424	[b,c]	1,049,728
5.00%, 3/1/2027			9,591	[b]	9,511
5.10%, 10/1/2024			656,566	[b]	652,046
Government National Mortgage Association I:
4.00%, 8/15/2024-7/15/2027			76,680		75,914
Government National Mortgage Association II:
3.50%, 3/20/2026			61,211		60,126

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.1% (continued)
U.S. Government Agencies Mortgage-Backed - 24.7% (continued)
4.50%, 7/20/2024-5/20/2025			113,086	111,956
				25,856,363
U.S. Government Agencies Obligations - 1.9%
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Notes	5.38	2/8/2027	2,000,000	[b] 1,998,715
U.S. Treasury Securities - 25.2%
U.S. Treasury Notes	1.50	8/15/2026	4,000,000	3,722,969
U.S. Treasury Notes	3.75	4/15/2026	3,000,000	2,949,551
U.S. Treasury Notes	3.88	1/15/2026	3,500,000	3,450,508
U.S. Treasury Notes	4.00	2/15/2026	3,500,000	3,458,848
U.S. Treasury Notes	4.50	7/15/2026	3,750,000	3,747,876
U.S. Treasury Notes	4.63	10/15/2026	4,000,000	4,013,672
U.S. Treasury Notes	5.00	10/31/2025	2,750,000	2,760,635
U.S. Treasury Notes	5.00	9/30/2025	2,250,000	2,257,427
				26,361,486
Total Bonds and Notes (cost $106,949,329)			103,601,786
	1-Day Yield (%)		Shares
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $818,250)	5.41		818,250	[d] 818,250
Total Investments (cost $107,767,579)			99.9%	104,420,036
Cash and Receivables (Net)			0.1%	136,355
Net Assets			100.0%	104,556,391

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1-year

SOFR—Secured Overnight Financing Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	66.2
Government	32.9
Investment Companies	.8
99.9

† Based on net assets.

See notes to financial statements.

28

BNY Mellon Short-Term U.S. Government Securities Fund
Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	1,457,842	38,742,471	(39,382,063)	818,250	43,689
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	6,887,575	(6,887,575)	-	595	††
Total - .8%	1,457,842	45,630,046	(46,269,638)	818,250	44,284

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

29

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2024 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,214,819,979	482,005,997	413,039,333	103,601,786
Affiliated issuers	18,396,207	7,414,036	29,692,326	818,250
Dividends, interest and securities lending income receivable	8,437,654	4,391,598	4,980,572	480,307
Receivable for investment securities sold	4,873,736	3,144,619	977,940	-
Receivable for shares of Beneficial Interest subscribed	529,704	715,385	520,500	-
Prepaid expenses	27,772	21,288	33,298	18,336
	1,247,085,052	497,692,923	449,243,969	104,918,679
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	534,716	215,720	185,516	37,403
Cash overdraft due to Custodian	2,797,797	942,723	997,667	165,182
Liability for securities on loan—Note 1(b)	11,171,001	3,927,015	23,155,375	-
Payable for investment securities purchased	8,140,091	3,214,272	1,500,000	-
Payable for shares of Beneficial Interest redeemed	771,691	367,977	359,500	105,718
Trustees’ fees and expenses payable	39,184	14,322	12,815	4,128
Other accrued expenses	56,792	46,501	44,065	49,857
	23,511,272	8,728,530	26,254,938	362,288
Net Assets ($)	1,223,573,780	488,964,393	422,989,031	104,556,391
Composition of Net Assets ($):
Paid-in capital	1,420,686,106	527,159,533	471,960,486	128,190,882
Total distributable earnings (loss)	(197,112,326)	(38,195,140)	(48,971,455)	(23,634,491)
Net Assets ($)	1,223,573,780	488,964,393	422,989,031	104,556,391
† Investments at cost ($)
Unaffiliated issuers	1,294,958,031	500,768,324	440,652,781	106,949,329
Affiliated issuers	18,396,207	7,414,036	29,692,326	818,250
†† Value of securities on loan ($)	133,002,302	32,823,186	23,257,137	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,213,321,531	481,815,080	417,824,338	102,287,011
Shares Outstanding	112,055,616	40,947,251	35,016,566	9,354,901
Net Asset Value Per Share ($)	10.83	11.77	11.93	10.93
Investor Shares
Net Assets ($)	10,252,249	7,149,313	5,164,693	2,269,380
Shares Outstanding	947,235	605,719	431,918	207,084
Net Asset Value Per Share ($)	10.82	11.80	11.96	10.96

See notes to financial statements.

30

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2024 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	23,871,544	8,118,067	8,898,728	1,571,755
Dividends:
Unaffiliated issuers	162,500	93,750	179,750	-
Affiliated issuers	202,237	98,203	157,907	43,689
Income from securities lending—Note 1(b)	45,697	16,883	106,440	595
Total Income	24,281,978	8,326,903	9,342,825	1,616,039
Expenses:
Management fee—Note 3(a)	2,382,283	986,871	822,899	208,968
Administration fee—Note 3(a)	818,378	339,002	284,893	82,044
Trustees’ fees and expenses—Note 3(c)	78,065	31,594	26,150	7,791
Professional fees	56,020	31,537	28,977	20,916
Registration fees	25,757	17,731	19,354	16,201
Loan commitment fees—Note 2	19,031	10,373	4,975	1,993
Shareholder servicing costs—Note 3(b)	12,125	9,906	4,995	1,875
Custodian fees—Note 3(b)	10,752	3,559	2,221	5,359
Chief Compliance Officer fees—Note 3(b)	6,976	6,976	6,976	6,976
Prospectus and shareholders’ reports	6,877	6,483	7,704	5,402
Miscellaneous	17,423	14,760	20,360	16,533
Total Expenses	3,433,687	1,458,792	1,229,504	374,058
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(71,988)
Less—reduction in fees due to earnings credits—Note 3(b)	(742)	(577)	(243)	(176)
Net Expenses	3,432,945	1,458,215	1,229,261	301,894
Net Investment Income	20,849,033	6,868,688	8,113,564	1,314,145
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(18,815,821)	(3,469,648)	(2,477,132)	(194,182)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	25,751,538	9,870,118	12,945,658	2,043,610
Net Realized and Unrealized Gain (Loss) on Investments	6,935,717	6,400,470	10,468,526	1,849,428
Net Increase in Net Assets Resulting from Operations	27,784,750	13,269,158	18,582,090	3,163,573

See notes to financial statements.

31

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	20,849,033	33,581,734	6,868,688	13,833,720
Net realized gain (loss) on investments	(18,815,821)	(47,956,363)	(3,469,648)	(9,432,627)
Net change in unrealized appreciation (depreciation) on investments	25,751,538	368,189	9,870,118	1,803,607
Net Increase (Decrease) in Net Assets Resulting from Operations	27,784,750	(14,006,440)	13,269,158	6,204,700
Distributions ($):
Distributions to shareholders:
Class M	(20,979,659)	(34,897,052)	(6,841,743)	(14,538,574)
Investor Shares	(163,217)	(232,299)	(100,936)	(170,450)
Total Distributions	(21,142,876)	(35,129,351)	(6,942,679)	(14,709,024)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	155,456,614	291,478,797	55,476,334	84,021,568
Investor Shares	10,877,808	11,898,300	3,729,046	9,219,708
Distributions reinvested:
Class M	2,872,281	4,663,377	1,269,137	2,835,812
Investor Shares	151,115	212,724	88,816	158,217
Cost of shares redeemed:
Class M	(132,819,015)	(238,452,930)	(87,367,878)	(191,680,079)
Investor Shares	(9,673,786)	(13,711,107)	(4,558,760)	(9,364,779)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	26,865,017	56,089,161	(31,363,305)	(104,809,553)
Total Increase (Decrease) in Net Assets	33,506,891	6,953,370	(25,036,826)	(113,313,877)
Net Assets ($):
Beginning of Period	1,190,066,889	1,183,113,519	514,001,219	627,315,096
End of Period	1,223,573,780	1,190,066,889	488,964,393	514,001,219
Capital Share Transactions (Shares):
Class Ma
Shares sold	14,531,900	26,675,235	4,731,354	7,211,295
Shares issued for distributions reinvested	268,837	426,937	108,742	243,788
Shares redeemed	(12,408,642)	(21,882,809)	(7,484,994)	(16,475,737)
Net Increase (Decrease) in Shares Outstanding	2,392,095	5,219,363	(2,644,898)	(9,020,654)
Investor Shares[a]
Shares sold	1,021,750	1,086,373	320,134	788,157
Shares issued for distributions reinvested	14,161	19,498	7,592	13,558
Shares redeemed	(906,327)	(1,254,004)	(388,045)	(800,546)
Net Increase (Decrease) in Shares Outstanding	129,584	(148,133)	(60,319)	1,169

[a]

During the period ended February 29, 2024, 1,011,634 Class M Shares representing $10,777,574 were exchanged for 1,012,421 Investor Shares for BNY Mellon Bond Fund and 317,070 Class M Shares representing $3,682,426 were exchanged for 316,196 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2023, 1,082,559 Class M Shares representing $11,872,237 were exchanged for 1,084,011 Investor Shares for BNY Mellon Bond Fund and 789,125 Class M Shares representing $9,208,810 were exchanged for 787,230 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

32

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	8,113,564	17,552,626	1,314,145	3,334,645
Net realized gain (loss) on investments	(2,477,132)	(14,407,534)	(194,182)	(2,055,376)
Net change in unrealized appreciation (depreciation) on investments	12,945,658	8,694,512	2,043,610	788,161
Net Increase (Decrease) in Net Assets Resulting from Operations	18,582,090	11,839,604	3,163,573	2,067,430
Distributions ($):
Distributions to shareholders:
Class M	(8,647,526)	(17,881,046)	(1,702,065)	(4,252,621)
Investor Shares	(79,700)	(170,429)	(20,531)	(36,011)
Total Distributions	(8,727,226)	(18,051,475)	(1,722,596)	(4,288,632)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	67,183,865	83,138,892	21,550,420	52,230,516
Investor Shares	2,736,602	7,435,178	1,929,217	3,205,934
Distributions reinvested:
Class M	2,153,432	4,530,497	584,256	1,335,099
Investor Shares	71,423	140,455	18,657	31,635
Cost of shares redeemed:
Class M	(78,142,427)	(229,512,790)	(46,156,859)	(102,015,925)
Investor Shares	(1,824,433)	(8,785,368)	(1,310,370)	(3,258,383)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,821,538)	(143,053,136)	(23,384,679)	(48,471,124)
Total Increase (Decrease) in Net Assets	2,033,326	(149,265,007)	(21,943,702)	(50,692,326)
Net Assets ($):
Beginning of Period	420,955,705	570,220,712	126,500,093	177,192,419
End of Period	422,989,031	420,955,705	104,556,391	126,500,093
Capital Share Transactions (Shares):
Class Ma
Shares sold	5,700,191	7,172,574	1,995,532	4,812,237
Shares issued for distributions reinvested	184,099	391,659	53,818	123,335
Shares redeemed	(6,672,923)	(19,881,528)	(4,244,992)	(9,413,860)
Net Increase (Decrease) in Shares Outstanding	(788,633)	(12,317,295)	(2,195,642)	(4,478,288)
Investor Shares[a]
Shares sold	231,578	646,334	176,756	295,504
Shares issued for distributions reinvested	6,091	12,144	1,714	2,917
Shares redeemed	(156,521)	(758,321)	(120,479)	(299,992)
Net Increase (Decrease) in Shares Outstanding	81,148	(99,843)	57,991	(1,571)

[a]

During the period ended February 29, 2024, 183,651 Class M Shares representing $2,166,018 were exchanged for 183,307 Investor Shares for BNY Mellon Corporate Bond Fund and 176,543 Class M Shares representing $1,923,261 were exchanged for 176,205 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2023, 637,707 Class M Shares representing $7,323,820 were exchanged for 636,952 Investor Shares for BNY Mellon Corporate Bond Fund and 292,365 Class M Shares representing $3,167,818 were exchanged for 291,983 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.
33

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Six Months Ended	Class M Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.77	11.22	13.10	13.63	13.14	12.32
Investment Operations:
Net investment income [a]	.19	.32	.25	.23	.30	.35
Net realized and unrealized gain (loss) on investments	.06	(.44)	(1.83)	(.17)	.54	.84
Total from Investment Operations	.25	(.12)	(1.58)	.06	.84	1.19
Distributions:
Dividends from net investment income	(.19)	(.33)	(.30)	(.31)	(.35)	(.37)
Dividends from net realized gain on investments	-	-	-	(.28)	-	-
Total Distributions	(.19)	(.33)	(.30)	(.59)	(.35)	(.37)
Net asset value, end of period	10.83	10.77	11.22	13.10	13.63	13.14
Total Return (%)	2.35[b]	(1.05)	(12.19)	.50	6.49	9.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.57	.55	.55	.55	.55
Ratio of net expenses to average net assets	.57[c]	.57	.55	.55	.55	.55
Ratio of net investment income to average net assets	3.50[c]	2.91	2.07	1.71	2.30	2.77
Portfolio Turnover Rate	25.49[b]	45.46	88.66	72.04	93.11	79.56
Net Assets, end of period ($ x 1,000)	1,213,322	1,181,267	1,172,292	1,339,003	1,268,576	1,220,362

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

34

	Six Months Ended	Investor Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.76	11.21	13.08	13.60	13.11	12.29
Investment Operations:
Net investment income [a]	.17	.29	.23	.20	.28	.32
Net realized and unrealized gain (loss) on investments	.06	(.44)	(1.83)	(.16)	.52	.84
Total from Investment Operations	.23	(.15)	(1.60)	.04	.80	1.16
Distributions:
Dividends from net investment income	(.17)	(.30)	(.27)	(.28)	(.31)	(.34)
Dividends from net realized gain on investments	-	-	-	(.28)	-	-
Total Distributions	(.17)	(.30)	(.27)	(.56)	(.31)	(.34)
Net asset value, end of period	10.82	10.76	11.21	13.08	13.60	13.11
Total Return (%)	2.18[b]	(1.38)	(12.39)	.30	6.22	9.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.82	.80	.80	.80	.80
Ratio of net expenses to average net assets	.82[c]	.82	.80	.80	.80	.80
Ratio of net investment income to average net assets	3.25[c]	2.66	1.82	1.46	2.08	2.47
Portfolio Turnover Rate	25.49[b]	45.46	88.66	72.04	93.11	79.56
Net Assets, end of period ($ x 1,000)	10,252	8,800	10,822	11,286	9,204	8,697

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Class M Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.61	11.77	12.93	13.11	12.72	12.26
Investment Operations:
Net investment income [a]	.16	.28	.24	.24	.25	.27
Net realized and unrealized gain (loss) on investments	.17	(.13)	(1.13)	(.16)	.41	.47
Total from Investment Operations	.33	.15	(.89)	.08	.66	.74
Distributions:
Dividends from net investment income	(.17)	(.31)	(.27)	(.26)	(.27)	(.28)
Net asset value, end of period	11.77	11.61	11.77	12.93	13.11	12.72
Total Return (%)	2.82[b]	1.26	(6.93)	.62	5.23	6.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.58	.56	.56	.55	.55
Ratio of net expenses to average net assets	.59[c]	.58	.56	.56	.55	.55
Ratio of net investment income to average net assets	2.79[c]	2.44	1.98	1.85	1.97	2.15
Portfolio Turnover Rate	21.49[b]	26.10	31.46	19.07	41.86	33.30
Net Assets, end of period ($ x 1,000)	481,815	506,245	619,470	779,123	891,782	985,280

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

36

	Six Months Ended	Investor Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.65	11.80	12.95	13.12	12.73	12.26
Investment Operations:
Net investment income [a]	.15	.25	.22	.21	.22	.23
Net realized and unrealized gain (loss) on investments	.15	(.13)	(1.13)	(.16)	.40	.48
Total from Investment Operations	.30	.12	(.91)	.05	.62	.71
Distributions:
Dividends from net investment income	(.15)	(.27)	(.24)	(.22)	(.23)	(.24)
Net asset value, end of period	11.80	11.65	11.80	12.95	13.12	12.73
Total Return (%)	2.56[b]	1.03	(7.11)	.42	4.93	5.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[c]	.83	.81	.81	.80	.80
Ratio of net expenses to average net assets	.84[c]	.83	.81	.81	.80	.80
Ratio of net investment income to average net assets	2.54[c]	2.19	1.73	1.59	1.68	1.88
Portfolio Turnover Rate	21.49[b]	26.10	31.46	19.07	41.86	33.30
Net Assets, end of period ($ x 1,000)	7,149	7,756	7,845	9,125	8,293	6,225

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Class M Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.64	11.74	13.80	13.69	13.36	12.52
Investment Operations:
Net investment income [a]	.23	.43	.40	.43	.45	.46
Net realized and unrealized gain (loss) on investments	.31	(.08)	(1.96)	.15	.35	.86
Total from Investment Operations	.54	.35	(1.56)	.58	.80	1.32
Distributions:
Dividends from net investment income	(.25)	(.45)	(.43)	(.47)	(.47)	(.48)
Dividends from net realized gain on investments	-	-	(.07)	-	-	-
Total Distributions	(.25)	(.45)	(.50)	(.47)	(.47)	(.48)
Net asset value, end of period	11.93	11.64	11.74	13.80	13.69	13.36
Total Return (%)	4.68[b]	3.06	(11.58)	4.29	6.16	10.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60[c]	.58	.56	.56	.56	.56
Ratio of net expenses to average net assets	.60[c]	.58	.56	.56	.56	.56
Ratio of net investment income to average net assets	3.95[c]	3.76	3.15	3.10	3.39	3.65
Portfolio Turnover Rate	15.90[b]	11.99	25.87	18.34	25.67	30.95
Net Assets, end of period ($ x 1,000)	417,824	416,864	564,925	757,617	849,166	907,433

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

38

	Six Months Ended	Investor Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.66	11.75	13.81	13.70	13.37	12.53
Investment Operations:
Net investment income [a]	.21	.40	.37	.40	.43	.43
Net realized and unrealized gain (loss) on investments	.32	(.08)	(1.97)	.14	.34	.85
Total from Investment Operations	.53	.32	(1.60)	.54	.77	1.28
Distributions:
Dividends from net investment income	(.23)	(.41)	(.39)	(.43)	(.44)	(.44)
Dividends from net realized gain on investments	-	-	(.07)	-	-	-
Total Distributions	(.23)	(.41)	(.46)	(.43)	(.44)	(.44)
Net asset value, end of period	11.96	11.66	11.75	13.81	13.70	13.37
Total Return (%)	4.59[b]	2.82	(11.82)	4.02	5.87	10.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.83	.81	.81	.81	.81
Ratio of net expenses to average net assets	.85[c]	.83	.81	.81	.81	.81
Ratio of net investment income to average net assets	3.70[c]	3.51	2.90	2.85	3.12	3.41
Portfolio Turnover Rate	15.90[b]	11.99	25.87	18.34	25.67	30.95
Net Assets, end of period ($ x 1,000)	5,165	4,091	5,296	6,225	5,448	2,693

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Class M Shares
BNY Mellon Short-Term	February 29, 2024	Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.81	10.95	11.60	11.81	11.70	11.52
Investment Operations:
Net investment income [a]	.12	.22	.09	.11	.19	.21
Net realized and unrealized gain (loss) on investments	.16	(.08)	(.52)	(.13)	.15	.20
Total from Investment Operations	.28	.14	(.43)	(.02)	.34	.41
Distributions:
Dividends from net investment income	(.16)	(.28)	(.22)	(.19)	(.23)	(.23)
Net asset value, end of period	10.93	10.81	10.95	11.60	11.81	11.70
Total Return (%)	2.57[b]	1.33	(3.77)	(.15)	2.95	3.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62[c]	.59	.59	.55	.55	.55
Ratio of net expenses to average net assets	.50[c]	.50	.50	.54	.55	.55
Ratio of net investment income to average net assets	2.20[c]	2.00	.84	.89	1.65	1.84
Portfolio Turnover Rate	18.51[b]	51.74	65.86	114.85	65.00	119.53
Net Assets, end of period ($ x 1,000)	102,287	124,885	175,541	174,319	234,920	255,767

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

40

	Six Months Ended	Investor Shares
BNY Mellon Short-Term	February 29, 2024	Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.83	10.96	11.60	11.80	11.68	11.50
Investment Operations:
Net investment income [a]	.10	.19	.07	.08	.11	.18
Net realized and unrealized gain (loss) on investments	.17	(.07)	(.53)	(.12)	.21	.20
Total from Investment Operations	.27	.12	(.46)	(.04)	.32	.38
Distributions:
Dividends from net investment income	(.14)	(.25)	(.18)	(.16)	(.20)	(.20)
Net asset value, end of period	10.96	10.83	10.96	11.60	11.80	11.68
Total Return (%)	2.49[b]	1.09	(3.99)	(.37)	2.73	3.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.84	.84	.80	.80	.80
Ratio of net expenses to average net assets	.75[c]	.75	.75	.79	.80	.80
Ratio of net investment income to average net assets	1.95[c]	1.75	.59	.64	.98	1.54
Portfolio Turnover Rate	18.51[b]	51.74	65.86	114.85	65.00	119.53
Net Assets, end of period ($ x 1,000)	2,269	1,615	1,652	4,703	5,308	1,727

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

41

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of eighteen series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following below summarizes the inputs used as of February 29, 2024 in valuing each fund’s investments:

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	359,987,278	-	359,987,278
Equity Securities - Preferred Stocks	5,769,400	-	-	5,769,400
Foreign Governmental	-	3,766,229	-	3,766,229
Investment Companies	18,396,207	-	-	18,396,207
Municipal Securities	-	2,475,935	-	2,475,935
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	4,547,140	-	4,547,140
U.S. Government Agencies Mortgage-Backed	-	361,641,305	-	361,641,305
U.S. Treasury Securities	-	476,632,692	-	476,632,692

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Intermediate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	215,322,673	-	215,322,673
Equity Securities - Preferred Stocks	3,328,500	-	-	3,328,500
Investment Companies	7,414,036	-	-	7,414,036
Municipal Securities	-	10,845,449	-	10,845,449
U.S. Government Agencies Collateralized Mortgage Obligations	-	4,406,003	-	4,406,003
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	2,395,245	-	2,395,245
U.S. Government Agencies Mortgage-Backed	-	6,684,918	-	6,684,918
U.S. Government Agencies Obligations	-	26,885,194	-	26,885,194
U.S. Treasury Securities	-	212,138,015	-	212,138,015

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Corporate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	393,146,899	-	393,146,899
Equity Securities - Preferred Stocks	4,583,300	-	-	4,583,300
Foreign Governmental	-	2,634,322	-	2,634,322
Investment Companies	29,692,326	-	-	29,692,326
Municipal Securities	-	12,674,812	-	12,674,812

† See Statement of Investments for additional detailed categorizations, if any.

44

BNY Mellon Short-Term U.S. Government Securities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	818,250	-	-	818,250
Municipal Securities	-	6,031,429	-	6,031,429
U.S. Government Agencies Collateralized Mortgage Obligations	-	14,962,627	-	14,962,627
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	28,391,166	-	28,391,166
U.S. Government Agencies Mortgage-Backed	-	25,856,363	-	25,856,363
U.S. Government Agencies Obligations	-	1,998,715	-	1,998,715
U.S. Treasury Securities	-	26,361,486	-	26,361,486

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the funds, except in the event of borrower default. The securities on loan, if any, are also disclosed in each fund’s Statements of Investments. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2024.

Table 1—Securities Lending Agreement

BNY Mellon Bond Fund	$ 6,230
BNY Mellon Intermediate Bond Fund	2,302
BNY Mellon Corporate Bond Fund	14,513
BNY Mellon Short-Term U.S. Government Securities Fund	81

For financial reporting purposes, each relevant fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of February 29, 2024, each relevant fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following tables:

	Assets ($)		Liabilities ($)
BNY Mellon Bond Fund
Securities Lending	133,002,302		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	133,002,302		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(133,002,302)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Assets ($)		Liabilities ($)
BNY Mellon Intermediate Bond Fund
Securities Lending	32,823,186		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	32,823,186		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(32,823,186)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

	Assets ($)		Liabilities ($)
BNY Mellon Corporate Bond Fund
Securities Lending	23,257,137		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	23,257,137		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(23,257,137)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

Mortgage-Related Securities Risk: Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield and/or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Short-Term Trading Risk: At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase

46

in fund redemption requests, including requests from shareholders who may own a significant percentage of the funds’ shares, which may be triggered by market turmoil or an increase in interest rates, could cause the funds to sell its holdings at a loss or at undesirable prices and adversely affect the funds’ share price and increase the funds’ liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from net investment income monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2024, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2024, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2023.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses ($)	† Long-Term Losses ($)
			† Total ($)
BNY Mellon Bond Fund	47,138,366	49,378,447	96,516,813
BNY Mellon Intermediate Bond Fund	3,049,194	12,283,587	15,332,781
BNY Mellon Corporate Bond Fund	2,384,809	15,029,920	17,414,729
BNY Mellon Short-Term U.S. Government Securities Fund	8,397,908	11,068,430	19,466,338

† These capital losses can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid

	2023
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	35,129,351	-
BNY Mellon Intermediate Bond Fund	14,709,024	-
BNY Mellon Corporate Bond Fund	18,051,475	-
BNY Mellon Short-Term U.S. Government Securities Fund	4,288,632	-

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $120 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the funds did not borrow under the Facilities.

NOTE 3—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Short-Term U.S. Government Securities Fund, the Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $71,988 during the period ended February 29, 2024.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 29, 2024, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 12,067
BNY Mellon Intermediate Bond Fund	9,834
BNY Mellon Corporate Bond Fund	4,969
BNY Mellon Short-Term U.S. Government Securities Fund	1,863

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each

48

fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. These fees, if any, are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 5.

Table 5—Transfer Agent Fees
Transfer Agent Earnings Credits ($)
BNY Mellon Bond Fund	(742)
BNY Mellon Intermediate Bond Fund	(577)
BNY Mellon Corporate Bond Fund	(243)
BNY Mellon Short-Term U.S. Government Securities Fund	(176)

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the custody agreement.

Table 6—Custodian Fees

BNY Mellon Bond Fund	$ 10,752
BNY Mellon Intermediate Bond Fund	3,559
BNY Mellon Corporate Bond Fund	2,221
BNY Mellon Short-Term U.S. Government Securities Fund	5,359

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—BNY Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 55
BNY Mellon Intermediate Bond Fund	72
BNY Mellon Corporate Bond Fund	26
BNY Mellon Short-Term U.S. Government Securities Fund	12

During the period ended February 29, 2024, each fund was charged $6,976 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 8 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 29, 2024.

Table 10 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2024.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 8—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agent Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Bond Fund	389,404	134,002	1,996	7,200	11	2,103	-
BNY Mellon Intermediate Bond Fund	155,529	53,521	1,353	3,200	14	2,103	-
BNY Mellon Corporate Bond Fund	133,442	45,880	875	3,200	16	2,103	-
BNY Mellon Short-Term U.S. Government Securities Fund	29,652	11,661	305	4,000	4	2,103	(10,322)

49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	330,200,742	303,210,505
BNY Mellon Intermediate Bond Fund	105,331,466	139,361,614
BNY Mellon Corporate Bond Fund	64,412,426	70,559,674
BNY Mellon Short-Term U.S. Government Securities Fund	21,704,609	44,640,227

Table 10—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	6,381,869	86,519,921	(80,138,052)
BNY Mellon Intermediate Bond Fund	1,523,017	20,285,344	(18,762,327)
BNY Mellon Corporate Bond Fund	3,542,276	31,155,724	(27,613,448)
BNY Mellon Short-Term U.S. Government Securities Fund	563,805	3,911,348	(3,347,543)

50

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation	MFTSA0224-TB

BNY Mellon Funds Trust

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.71	$2.97
Ending value (after expenses)	$1,025.50	$1,024.20
Annualized expense ratio (%)	.34	.59
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.90	$3.16
Ending value (after expenses)	$1,016.00	$1,014.70
Annualized expense ratio (%)	.38	.63
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.71	$2.97
Ending value (after expenses)	$1,023.17	$1,021.93
Annualized expense ratio (%)	.34	.59
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.91	$3.17
Ending value (after expenses)	$1,022.97	$1,021.73
Annualized expense ratio (%)	.38	.63
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 29, 2024 (Unaudited)

BNY Mellon Government Money Market Fund
U.S. Government Agencies Obligations - 13.2%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
3/1/2024, Bonds (3 Month SOFR +0.05%)	5.36	3,000,000	[a]	3,000,000
Federal Home Loan Banks:
3/1/2024, Bonds, Ser. 2 (3 Month SOFR FLAT)	5.31	3,000,000	[a]	3,000,000
3/1/2024, Bonds (3 Month SOFR FLAT)	5.31	2,000,000	[a]	2,000,000
3/1/2024, Bonds, Ser. 1 (3 Month SOFR +0.01%)	5.32	1,500,000	[a]	1,500,000
3/1/2024, Bonds, Ser. 1 (3 Month SOFR +0.02%)	5.33	1,000,000	[a]	1,000,000
3/1/2024, Bonds, Ser. 0 (3 Month SOFR +0.06%)	5.37	4,000,000	[a]	4,000,000
3/1/2024, Bonds (3 Month SOFR +0.07%)	5.38	2,000,000	[a]	2,000,000
3/1/2024, Bonds, Ser. 0 (3 Month SOFR +0.07%)	5.38	3,000,000	[a]	3,000,000
3/1/2024, Bonds (3 Month SOFR +0.14%)	5.45	2,000,000	[a]	2,000,000
3/1/2024, Bonds (3 Month SOFR +0.15%)	5.46	2,000,000	[a]	2,000,000
3/1/2024, Bonds (3 Month SOFR +0.16%)	5.47	2,000,000	[a]	2,000,000
3/1/2024, Bonds, Ser. 1 (3 Month SOFR +0.16%)	5.47	2,000,000	[a]	2,000,000
3/6/2024, Notes	5.14	1,000,000	[b]	999,296
4/26/2024, Bonds	5.35	2,000,000		2,000,000
5/10/2024, Bonds	5.24	2,000,000		2,000,000
10/22/2024, Bonds	5.62	2,000,000		2,000,000
11/12/2024, Bonds	5.62	1,000,000		1,000,000
2/4/2025, Notes	4.95	1,000,000	[b]	955,894
2/7/2025, Notes	5.10	4,000,000	[b]	3,817,067
2/7/2025, Bonds	5.13	2,000,000		2,000,000
2/10/2025, Notes	5.06	2,100,000	[b]	2,003,927
2/11/2025, Notes	5.06	2,000,000	[b]	1,908,238
Total U.S. Government Agencies Obligations (cost $46,184,422)				46,184,422
U.S. Treasury Bills - 45.8%
3/7/2024	5.35	12,000,000	[b]	11,989,465
3/12/2024	5.36	2,000,000	[b]	1,996,773
3/19/2024	5.36	7,000,000	[b]	6,981,557
3/21/2024	5.36	7,000,000	[b]	6,979,500
3/26/2024	5.36	11,000,000	[b]	10,959,757
4/2/2024	5.32	13,000,000	[b]	12,942,643
4/9/2024	5.37	3,000,000	[b]	2,982,872
4/11/2024	5.40	7,000,000	[b]	6,957,759
4/16/2024	5.37	8,000,000	[b]	7,946,206
4/18/2024	5.38	7,000,000	[b]	6,950,793
4/25/2024	5.40	9,000,000	[b]	8,927,392
4/30/2024	5.30	10,000,000	[b]	9,915,940
5/2/2024	5.33	2,000,000	[b]	1,982,054
5/9/2024	5.36	3,000,000	[b]	2,969,899
5/21/2024	5.32	5,000,000	[b]	4,941,669
5/28/2024	5.32	3,000,000	[b]	2,961,977
5/30/2024	5.38	2,000,000	[b]	1,973,800
6/6/2024	5.34	3,000,000	[b]	2,958,047
6/11/2024	5.33	2,000,000	[b]	1,970,647
6/13/2024	5.23	7,000,000	[b]	6,897,300
6/27/2024	5.24	8,000,000	[b]	7,866,791
7/5/2024	5.21	11,000,000	[b]	10,805,767
7/11/2024	5.20	4,000,000	[b]	3,926,227
8/1/2024	5.16	2,000,000	[b]	1,957,628
8/8/2024	5.23	2,000,000	[b]	1,955,156
8/15/2024	5.26	3,000,000	[b]	2,929,512
8/29/2024	5.34	1,700,000	[b]	1,656,153
10/3/2024	5.43	4,000,000	[b]	3,875,560

3

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Government Money Market Fund (continued)
U.S. Treasury Bills - 45.8% (continued)	Annualized Yield (%)	Principal Amount ($)		Value ($)
1/23/2025	4.83	3,000,000	[b]	2,875,087
Total U.S. Treasury Bills (cost $160,033,931)				160,033,931
U.S. Treasury Floating Rate Notes - 10.9%
3/5/2024, (3 Month USBMMY -0.08%)	5.25	8,000,000	[a]	7,999,505
3/5/2024, (3 Month USBMMY +0.04%)	5.36	10,000,000	[a]	9,998,660
3/5/2024, (3 Month USBMMY +0.13%)	5.45	5,000,000	[a]	4,998,292
3/5/2024, (3 Month USBMMY +0.14%)	5.47	5,000,000	[a]	4,998,425
3/5/2024, (3 Month USBMMY +0.17%)	5.50	3,000,000	[a]	3,000,000
3/5/2024, (3 Month USBMMY +0.20%)	5.53	5,000,000	[a]	5,000,144
3/5/2024, (3 Month USBMMY +0.25%)	5.57	2,000,000	[a]	2,000,790
Total U.S. Treasury Floating Rate Notes (cost $37,995,816)				37,995,816
Repurchase Agreements - 33.0%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 2/29/2024, due at 3/1/2024 in the amount of $45,006,625 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-1.88%, due 4/30/2024-2/15/2041, valued at $45,900,004)	5.30	45,000,000		45,000,000
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 2/29/2024, due at 3/1/2024 in the amount of $70,010,325 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-7.63%, due 3/7/2024-11/15/2053, valued at $71,410,532)	5.31	70,000,000		70,000,000
Total Repurchase Agreements (cost $115,000,000)				115,000,000
Total Investments (cost $359,214,169)		102.9%		359,214,169
Liabilities, Less Cash and Receivables		(2.9%)		(10,072,736)
Net Assets		100.0%		349,141,433

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

b Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	56.7
Repurchase Agreements	33.0
U.S. Government Agencies Obligations	13.2
102.9

† Based on net assets.

See notes to financial statements.

4

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 95.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 5.9%
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. B	3.52	3/7/2024	5,700,000	[a]	5,700,000
Tender Option Bond Trust Receipts (Series 2023-ZF1677), (Black Belt Energy Gas Distribution Project, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada NA & LOC; Royal Bank of Canada NA) Ser. C), Trust Maturity Date 4/1/2030	3.35	3/7/2024	2,185,000	[a,b,c]	2,185,000
Tender Option Bond Trust Receipts (Series 2024-XF1687), (Southeast Alabama State Gas Supply District, Revenue Bonds, Refunding (Project No. 1) (Liquidity Agreement; Royal Bank of Canada & LOC; Royal Bank of Canada) Ser. A), Trust Maturity Date 4/1/2030	3.35	3/7/2024	2,670,000	[a,b,c]	2,670,000
				10,555,000
Arizona - .6%
Tender Option Bond Trust Receipts (Series 2023-BAML6007), (Maricopa County Industrial Development Authority, Revenue Bonds (Ironhorse at Tramonto Apartments Project) (Liquidity Agreement; Bank of America NA) Ser. A), Trust Maturity Date 4/1/2056	3.45	3/7/2024	1,000,000	[a,b,c]	1,000,000
California - 4.7%
California Infrastructure & Economic Development Bank, Revenue Bonds (Society for the Blind Project) (LOC; U.S. Bank NA)	3.38	3/7/2024	1,515,000	[a]	1,515,000
Los Angeles, COP (Kadima Hebrew Academy) (LOC; California Bank & Trust) Ser. A	3.34	3/7/2024	5,885,000	[a]	5,885,000
Tender Option Bond Trust Receipts (Series 2023-BAML6011), (California Statewide Communities Development Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA) Ser. P), Trust Maturity Date 6/1/2057	3.43	3/7/2024	1,000,000	[a,b,c]	1,000,000
				8,400,000
Colorado - 1.6%
Colorado Education Loan Program, TRAN, Ser. A	5.00	6/28/2024	2,820,000		2,831,268
District of Columbia - 2.1%
District of Columbia, Revenue Bonds, Refunding (Progressive Life Center) (LOC; Truist Bank) Ser. A	3.36	3/7/2024	740,000	[a]	740,000
Tender Option Bond Trust Receipts (Series 2023-BAML6012), (District of Columbia Housing Finance Agency, Revenue Bonds (The Yards Parcel L2 Project) (LOC; Bank of America NA)), Trust Maturity Date 3/1/2052	3.45	3/7/2024	3,000,000	[a,b,c]	3,000,000
				3,740,000
Florida - 6.5%
Broward County School District, TAN	5.00	6/28/2024	180,000		180,754
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	3.36	3/7/2024	855,000	[a]	855,000
Hillsborough County, CP	3.60	3/21/2024	2,000,000		2,000,000
Miami-Dade County Industrial Development Authority, Revenue Bonds, Refunding (Florida Power & Light Co.)	3.40	3/7/2024	6,385,000	[a]	6,385,000
St. Lucie County, Revenue Bonds, Refunding (Florida Power & Light Project)	3.85	3/1/2024	1,000,000	[a]	1,000,000

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 6.5% (continued)
Tender Option Bond Trust Receipts (Series 2024-BAML6018), (Broward County Florida Housing Finance, Revenue Bonds (Mar Lago Apartments Project) (Liquidity Agreement; Bank of America & LOC; Bank of America NA)), Trust Maturity Date 12/1/2051	3.42	3/7/2024	1,235,000	[a,b,c]	1,235,000
				11,655,754
Georgia - 2.2%
Brookhaven Development Authority, Revenue Bonds, (Children's Healthcare of Atlanta Obligated Group) Ser. D	3.45	3/7/2024	4,000,000	[a]	4,000,000
Illinois - .4%
Elmhurst IL, GO, Refunding	2.00	3/1/2024	700,000		700,000
Indiana - .7%
Indiana Finance Authority, Revenue Bonds, Refunding (Ispat Inland) (LOC; Cooperatieve Rabobank)	3.50	3/7/2024	1,200,000	[a]	1,200,000
Iowa - 3.9%
Tender Option Bond Trust Receipts (Series 2022-XF2983), (Lowa Finance Authority outstanding Midwestern Disaster Area, Revenue Bonds, Refunding (Lowa Fertilizer company project)), Trust Maturity Date 12/1/2050	3.38	3/7/2024	6,945,000	[a,b,c]	6,945,000
Kansas - 1.3%
Goddard, GO, Ser. 2021-1	1.50	4/1/2024	400,000		398,926
Lawrence, GO, Ser. I	5.00	5/1/2024	1,855,000		1,858,943
				2,257,869
Kentucky - 2.3%
Kentucky Association of Counties, BAN, Ser. B	3.00	4/1/2024	125,000		124,873
Laurel County Judicial Center Public Properties Corp., Revenue Bonds, Refunding (Justice Center Project)	4.00	3/1/2024	750,000		750,000
Lexington-Fayette Urban County Government, Revenue Bonds, Refunding (Eastland Parkway) (LOC; Traditional Bank)	4.01	3/7/2024	265,000	[a]	265,000
Tender Option Bond Trust Receipts (Series 2024-XG0556), (Kentucky State Public Energy Authority & Gas Supply, Revenue Bonds (LOC; Royal Bank of Canada NA & Liquidity Agreement; Royal Bank of Canada NA) Ser. A), Trust Maturity Date 1/1/2029	3.35	3/7/2024	2,980,000	[a,b,c]	2,980,000
				4,119,873
Maryland - 2.3%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stella Maris) (LOC; M&T Bank)	3.47	3/7/2024	4,210,000	[a,b]	4,210,000
Massachusetts - .2%
Brookline, GO	3.00	3/15/2024	400,000		399,809
Michigan - .7%
Battle Creek School District, GO, Refunding (Insured; Qualified School Bond Loan Fund)	5.00	5/1/2024	1,000,000		1,002,266
Emmet County, GO (Capital Improvement) Ser. B	3.00	5/1/2024	200,000		199,737
Schoolcraft Community College District, GO	2.00	5/1/2024	100,000		99,666
				1,301,669
Missouri - .2%
Ladue School District, GO, Refunding	3.00	3/1/2024	200,000		200,000

6

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Missouri - .2% (continued)
St. Charles, GO, Ser. A	2.13	3/1/2024	100,000		100,000
				300,000
Nebraska - 3.8%
Lincoln Nebraska Electric, CP	3.70	4/2/2024	1,000,000		1,000,000
Lincoln Nebraska Electric, CP	3.80	3/5/2024	200,000		200,000
Tender Option Bond Trust Receipts (Series 2022-XF3009), (Central Plains Energy Project, Revenue Bonds (Project No. 5) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. 2), Trust Maturity Date 5/1/2053	3.40	3/7/2024	5,600,000	[a,b,c]	5,600,000
				6,800,000
New Jersey - 4.7%
Berkeley, BAN, Ser. A	4.50	3/22/2024	300,000		300,142
Burlington County Bridge Commission, Revenue Bonds, Refunding (Governmental Leasing Program) (Insured; County Guaranteed)	4.00	4/10/2024	1,500,000		1,500,244
Collingswood, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	3/1/2024	150,000		150,000
Lambertville, BAN, Refunding	5.00	4/12/2024	2,004,132		2,006,892
Long Beach, GO, Refunding	3.00	3/1/2024	530,000		530,000
Maplewood, GO, Refunding	2.00	4/1/2024	305,000		304,418
New Providence, BAN, Refunding	5.00	7/26/2024	160,000		160,770
Robbinsville, BAN, Refunding, Ser. A	5.00	4/10/2024	150,000		150,190
Seaside Park, BAN, Refunding, Ser. A	4.50	4/12/2024	1,195,000		1,195,819
The Monmouth County Improvement Authority, Revenue Bonds (Government Pooled Loan Project) (Insured; County Guaranteed)	4.00	3/15/2024	1,440,000		1,440,240
West Town New York, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	4/15/2024	630,000		629,023
Westampton Township Board of Education, GO (Insured; Build America Mutual)	2.00	3/15/2024	100,000		99,921
				8,467,659
New York - 12.2%
Bronxville, GO, Refunding	2.00	3/15/2024	175,000		174,836
Delaware County, GO, Refunding	3.00	4/1/2024	155,000		154,878
Hauppauge Union Free School District, GO, Refunding (Insured; State Aid Withholding)	3.00	6/1/2024	120,000		119,766
Hempstead, BANS	5.00	5/24/2024	2,000,000		2,006,372
Irondequoit, BAN, Refunding, Ser. A	5.00	4/12/2024	1,500,000		1,502,356
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	3.65	3/1/2024	6,200,000	[a]	6,200,000
North Shore Central School District, BAN, Refunding (Insured; State Aid Withholding)	4.00	4/26/2024	704,296		703,998
Oneida County Industrial Development Agency, Revenue Bonds (Mohawk Valley Community College Dormitory Corp.) (LOC; M&T Bank) Ser. A	3.42	3/7/2024	4,650,000	[a]	4,650,000

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 12.2% (continued)
Oswego County Industrial Development Agency, Revenue Bonds (OH Properties Project) (LOC; M&T Bank) Ser. A	3.54	3/7/2024	95,000	[a]	95,000
Roslyn Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2024	525,000		522,310
The Erie County Industrial Development Agency, Revenue Bonds (Canisius High School) (LOC; M&T Bank)	3.42	3/7/2024	5,415,000	[a]	5,415,000
Tonawanda, GO, Refunding (Insured; Build America Mutual)	3.00	6/1/2024	220,000		219,572
				21,764,088
North Carolina - 1.0%
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	3.36	3/7/2024	1,760,000	[a]	1,760,000
North Dakota - .5%
Bismarck, GO, Refunding, Ser. Q	4.00	5/1/2024	400,000		400,201
Fargo, GO, Refunding, Ser. A	5.00	5/1/2024	500,000		501,042
				901,243
Ohio - 1.7%
Hamilton County, Revenue Bonds (Boys/Girls Clubs of Greater Cincinnati Project) (LOC; PNC Bank NA)	3.65	3/7/2024	775,000	[a]	775,000
Ohio, GO, Ser. A	2.00	3/1/2024	125,000		125,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	3.50	3/7/2024	70,000	[a]	70,000
Salem, Revenue Bonds (Salem Community Center Project) (LOC; PNC Bank NA)	3.65	3/7/2024	2,075,000	[a]	2,075,000
				3,045,000
Oklahoma - .5%
Cleveland County Independent School District No. 29 Norman, GO	1.25	3/1/2024	295,000		295,000
Cleveland County Independent School District No. 29 Norman, GO	2.00	3/1/2024	100,000		100,000
Cleveland County Independent School District No. 29 Norman, GO, Ser. B	3.00	5/1/2024	130,000		129,849
Tulsa, GO, Refunding, Ser. A	2.00	3/1/2024	340,000		340,000
				864,849
Pennsylvania - .6%
Bedford Area School District, GO, Refunding (Insured; State Aid Withholding)	2.25	4/15/2024	240,000		239,587
Lancaster County, GO, Refunding	3.00	3/1/2024	100,000		100,000
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania) (LOC; TD Bank NA)	3.45	3/7/2024	175,000	[a]	175,000
The School District of Philadelphia, TRAN, Ser. A	5.00	6/28/2024	605,000		607,257
				1,121,844
South Carolina - 13.6%
Charleston County School District, BAN, Refunding (Sales Tax Projects) Ser. B	5.00	5/9/2024	655,000		656,733
Charleston County School District, GO, Ser. B	5.00	3/1/2024	900,000		900,000
Irmo-Chapin Recreational District, GO	3.00	3/1/2024	170,000		170,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
South Carolina - 13.6% (continued)
Saluda County School District No. 1, BAN	6.00	8/30/2024	500,000		505,659
South Carolina Association of Governmental Organizations, COP, Ser. A	5.00	3/1/2024	475,000		475,000
South Carolina Association of Governmental Organizations, COP, Ser. B	5.00	3/1/2024	1,480,000		1,480,000
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	3.36	3/7/2024	850,000	[a]	850,000
South Carolina Jobs-Economic Development Authority, Revenue Bonds (YMCA Beaufort County Project) (LOC; Truist Bank)	3.36	3/7/2024	2,035,000	[a]	2,035,000
Tender Option Bond Trust Receipts (Series 2022-XF3047), (South Carolina Jobs-Economic Development Authority, Revenue Bonds (The Park at Vietti Apartments Project) (LOC; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 6/1/2028	3.67	3/7/2024	6,500,000	[a,b,c]	6,500,000
Tender Option Bond Trust Receipts (Series 2022-XF3075), (South Carolina Jobs-Economic Development Authority, Revenue Bonds (Park at Sondrio Apartments Project) (LOC; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 6/1/2028	3.67	3/7/2024	6,500,000	[a,b,c]	6,500,000
Tender Option Bond Trust Receipts (Series 2023-XM1143), (Patriots Energy Group Financing Agency, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada & LOC; Royal Bank of Canada) Ser. A1), Trust Maturity Date 10/1/2029	3.35	3/7/2024	1,500,000	[a,b,c]	1,500,000
Tender Option Bond Trust Receipts (Series 2023-ZF1653), (Patriots Energy Group Financing Agency Gas Supply, Revenue Bonds (Insured; Sumitomo Mitsui Banking) (Liquidity Agreement; Royal Bank of Canada & LOC; Royal Bank of Canada) Ser. A1), Trust Maturity Date 10/1/2029	3.35	3/7/2024	2,730,000	[a,b,c]	2,730,000
				24,302,392
Tennessee - 5.5%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett & Platt Project) (LOC; Wells Fargo Bank NA) Ser. B	3.46	3/7/2024	1,750,000	[a]	1,750,000
Tender Option Bond Trust Receipts (Series 2023-ZF1658), (Tennessee Energy Acquisition Corp., Revenue Bonds (Commodity Project) (Liquidity Agreement; Royal Bank of Canada & LOC; Royal Bank of Canada) Ser. A), Trust Maturity Date 11/1/2029	3.35	3/7/2024	2,500,000	[a,b,c]	2,500,000
The Blount County Tennessee Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. C1A	3.36	3/7/2024	2,105,000	[a]	2,105,000
The Blount County Tennessee Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank) Ser. 6A	3.36	3/7/2024	3,235,000	[a]	3,235,000
Williamson County, GO, Refunding	5.00	4/1/2024	300,000		300,380
				9,890,380
Texas - 13.3%
Deer Park, GO, Refunding	3.00	3/15/2024	195,000		194,889
Fort Bend County, TAN	5.00	3/1/2024	165,000		165,000
Galveston, GO	4.00	5/1/2024	125,000		125,043
Harris County, CP	3.40	3/4/2024	1,370,000		1,369,949
Harris County, CP	3.70	6/13/2024	5,000,000		5,000,000
Tarrant County Housing Finance Corp., Revenue Bonds (Multifam Housing Gateway Apartments) (LOC; Federal National Mortgage Association)	3.36	3/7/2024	1,405,000	[a]	1,405,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 13.3% (continued)
Tender Option Bond Trust Receipts (Series 2023-BAML6013), (Capital Area Housing Finance Corp., Revenue Bonds (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 1/1/2055	3.43	3/7/2024	3,000,000	[a,b,c] 3,000,000
Tender Option Bond Trust Receipts (Series 2023-BAML6015), (Capital Area Housing Finance Corp., Revenue Bonds (Liquidity Agreement; Bank of America NA) Ser. A), Trust Maturity Date 12/1/2055	3.42	3/7/2024	4,500,000	[a,b,c] 4,500,000
The University of Texas System Board of Regents, CP	3.45	3/5/2024	8,000,000	7,999,609
			23,759,490
Wisconsin - 2.9%
Bayfield County, GO, Refunding, Ser. A	3.00	6/1/2024	215,000	214,575
Chippewa Valley Technical College District, GO, Ser. A	2.00	4/1/2024	710,000	708,577
Dane County, GO, Ser. A	2.00	6/1/2024	100,000	99,482
Eau Claire, GO (Corporate Purpose Bonds) Ser. A	3.00	4/1/2024	400,000	399,778
Hobart, GO, Refunding	3.25	3/1/2024	120,000	120,000
New Berlin School District, GO, Refunding	2.00	3/1/2024	120,000	120,000
Northcentral Technical College District, GO (Promissory Notes) Ser. A	2.00	3/1/2024	310,000	310,000
Northeast Wisconsin Technical College District, GO (Promissory Notes) Ser. B	2.00	4/1/2024	520,000	519,037
Oregon School District, GO	2.50	3/1/2024	400,000	400,000
Oshkosh, Revenue Bonds, Refunding, Ser. E	2.00	5/1/2024	100,000	99,669
Oshkosh Area School District, GO	3.00	3/1/2024	300,000	300,000
Prescott School District, GO	2.50	3/1/2024	250,000	250,000
Saukville, GO, Refunding, Ser. A	2.50	3/1/2024	215,000	215,000
Shawano School District, GO	3.00	3/1/2024	450,000	450,000
Sheboygan County, GO	3.00	5/1/2024	500,000	499,207
Shorewood, GO, Ser. C	2.00	3/1/2024	100,000	100,000
Sun Prairie, GO (Promissory Notes) Ser. A	3.00	4/1/2024	120,000	119,881
Wausau, GO, Refunding (Promissory Notes) Ser. A	3.00	4/1/2024	250,000	249,787
			5,174,993
Total Investments (cost $171,468,180)			95.9%	171,468,180
Cash and Receivables (Net)			4.1%	7,327,501
Net Assets			100.0%	178,795,681

a The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities amounted to $58,055,000 or 32.47% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

10

Portfolio Summary (Unaudited) †	Value (%)
General	20.4
Multifamily Housing	15.7
Development	15.3
General Obligation	15.1
Education	14.7
School District	3.9
Medical	3.5
Facilities	3.0
Nursing Homes	2.4
Financial	1.1
Utilities	.7
Water	.1
95.9

† Based on net assets.

See notes to financial statements.

11

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance

See notes to financial statements.

12

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2024 (Unaudited)

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	359,214,169	††	171,468,180
Cash	1,424,162		-
Interest receivable	532,416		1,476,261
Receivable for investment securities sold	-		8,004,087
Prepaid expenses	26,073		24,414
	361,196,820		180,972,942
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	87,010		43,163
Cash overdraft due to Custodian	-		144,179
Payable for investment securities purchased	11,926,010		1,936,042
Trustees’ fees and expenses payable	16,542		7,655
Other accrued expenses	25,825		46,222
	12,055,387		2,177,261
Net Assets ($)	349,141,433		178,795,681
Composition of Net Assets ($):
Paid-in capital	349,146,360		178,634,190
Total distributable earnings (loss)	(4,927)		161,491
Net Assets ($)	349,141,433		178,795,681
† Investments at cost ($)	359,214,169		171,468,180
†† Value of repurchase agreements—Note 1(b) ($)	115,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	339,406,708		178,755,699
Shares Outstanding	339,414,204		178,809,784
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	9,734,725		39,982
Shares Outstanding	9,734,950		40,000
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

13

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2024 (Unaudited)

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	9,398,710	2,770,276
Expenses:
Management fee—Note 2(a)	260,515	116,512
Administration fee—Note 2(a)	238,667	106,742
Professional fees	31,030	27,934
Trustees’ fees and expenses—Note 2(c)	20,380	3,314
Registration fees	16,463	15,864
Shareholder servicing costs—Note 2(b)	12,653	54
Chief Compliance Officer fees—Note 2(b)	6,976	6,976
Prospectus and shareholders’ reports	6,445	4,679
Custodian fees—Note 2(b)	4,733	3,515
Miscellaneous	9,761	13,558
Total Expenses	607,623	299,148
Less—reduction in fees due to earnings credits—Note 2(b)	(60)	(3,535)
Net Expenses	607,563	295,613
Net Investment Income	8,791,147	2,474,663
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	-	94,605
Net Increase in Net Assets Resulting from Operations	8,791,147	2,569,268

See notes to financial statements.

14

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	8,791,147	16,023,369	2,474,663	7,033,556
Net realized gain (loss) on investments	-	-	94,605	168,466
Net Increase (Decrease) in Net Assets Resulting from Operations	8,791,147	16,023,369	2,569,268	7,202,022
Distributions ($):
Distributions to shareholders:
Class M	(8,552,532)	(15,628,916)	(2,472,021)	(7,054,516)
Investor Shares	(243,990)	(391,497)	(586)	(1,091)
Total Distributions	(8,796,522)	(16,020,413)	(2,472,607)	(7,055,607)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	241,457,367	657,813,315	199,502,518	657,568,538
Investor Shares	7,721,995	22,381,460	-	-
Distributions reinvested:
Class M	13,559	10,927	-	-
Investor Shares	242,780	390,938	-	156
Cost of shares redeemed:
Class M	(235,230,098)	(703,749,280)	(172,722,412)	(806,922,057)
Investor Shares	(9,076,287)	(20,934,411)	(2)	(15,529)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	5,129,316	(44,087,051)	26,780,104	(149,368,892)
Total Increase (Decrease) in Net Assets	5,123,941	(44,084,095)	26,876,765	(149,222,477)
Net Assets ($):
Beginning of Period	344,017,492	388,101,587	151,918,916	301,141,393
End of Period	349,141,433	344,017,492	178,795,681	151,918,916

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Six Months Ended	Class M Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.025	.041	.004	.000[a]	.008	.020
Distributions:
Dividends from net investment income	(.025)	(.041)	(.004)	(.000)[a]	(.008)	(.020)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.55[b]	4.17	.39	.01	.84	2.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.34[c]	.33	.32	.31	.31	.30
Ratio of net expenses to average net assets	.34[c]	.33	.19	.11	.29	.30
Ratio of net investment income to average net assets	5.07[c]	4.06	.40	.01	.90	2.05
Net Assets, end of period ($ x 1,000)	339,407	333,171	379,093	356,696	491,999	812,993

a Amount represents less than $.001 per share.

b  Not annualized.

c Annualized.

See notes to financial statements.

16

	Six Months Ended	Investor Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.024	.038	.003	.000[a]	.007	.018
Distributions:
Dividends from net investment income	(.024)	(.038)	(.003)	(.000)[a]	(.007)	(.018)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.42[b]	3.91	.31	.01	.68	1.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.58	.57	.56	.56	.55
Ratio of net expenses to average net assets	.59[c]	.58	.25	.11	.46	.55
Ratio of net investment income to average net assets	4.82[c]	3.81	.34	.01	.70	1.79
Net Assets, end of period ($ x 1,000)	9,735	10,846	9,008	11,954	14,974	17,152

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Class M Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.016	.026	.003	.000[a]	.007	.013
Distributions:
Dividends from net investment income	(.016)	(.026)	(.003)	(.000)[a]	(.007)	(.013)
Dividends from net realized gain on investments	-	(.000)[a]	(.000)[a]	-	-	-
Total Distributions	(.016)	(.026)	(.003)	(.000)[a]	(.007)	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.60[b]	2.62	.29	.01	.72	1.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.39[c]	.35	.33	.32	.31	.30
Ratio of net expenses to average net assets	.38[c]	.35	.22	.13	.29	.30
Ratio of net investment income to average net assets	3.19[c]	2.56	.28	.01	.80	1.30
Net Assets, end of period ($ x 1,000)	178,756	151,879	301,086	321,117	361,358	790,984

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended	Investor Shares
	February 29, 2024	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.015	.023	.002	.000[a]	.006	.011
Distributions:
Dividends from net investment income	(.015)	(.023)	(.002)	(.000)[a]	(.006)	(.011)
Dividends from net realized gain on investments	-	(.000)[a]	(.000)[a]	-	-	-
Total Distributions	(.015)	(.023)	(.002)	(.000)[a]	(.006)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.47[b]	2.36	.19	.01	.56	1.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64[c]	.60	.58	.57	.56	.55
Ratio of net expenses to average net assets	.63[c]	.60	.32	.13	.44	.55
Ratio of net investment income to average net assets	2.94[c]	2.31	.18	.01	.55	1.10
Net Assets, end of period ($ x 1,000)	40	40	55	55	55	55
a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of eighteen series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

Effective September 1, 2023, the Adviser has engaged its affiliate, Dreyfus, to serve as the funds’ sub-investment adviser. Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 29, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 40,000 shares of investor shares for BNY Mellon National Municipal Money Market Fund.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the

20

general oversight of the Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Act.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 29, 2024, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, each relevant fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, each relevant fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of each relevant fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

For financial reporting purposes, each relevant fund elects not to offset assets and liabilities subject to a Repurchase Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of February 29, 2024, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the Repurchase Agreement are detailed in the following tables:

	Assets ($)		Liabilities ($)
BNY Mellon Government Money Market Fund
Repurchase Agreements	115,000,000		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	115,000,000		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(115,000,000)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the repurchase agreement by the fund. See Statement of Investments for detailed information regarding collateral received for open repurchase agreements.

(c) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments. Events such as war, acts of terrorism, the spread of infectious illness or other public

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of each relevant fund itself.

Municipal Securities Risk: Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or each relevant fund's ability to maintain a stable net asset value.

Repurchase Agreement Counterparty Risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2024, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2024, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an unused capital loss carryover of $4,927 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2023 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund were as follows: tax exempt income $7,026,672, ordinary income $28,935. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 29, 2024, the cost of investments for federal income tax purposes for each relevant fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

22

NOTE 2—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 29, 2024, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 1 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$12,647
BNY Mellon National Municipal Money Market Fund	50

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby BNY Mellon Government Money Market Fund will receive interest income or be charged overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the Custodian to receive earnings credits when positive cash balances are maintained, which were used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. These fees, if any, are included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits for each fund, also summarized in Table 2.

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 3 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the custody agreement. These fees were offset by earnings credits for each relevant fund, also summarized in Table 3.

Table 2—Transfer Agent Fees
	Cash Management Transfer Agent Fees ($)	Transfer Agent Earnings Credits ($)
BNY Mellon Government Money Market Fund	2	(60)
BNY Mellon National Municipal Money Market Fund	2	(20)

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Custodian Fees
	Custodian Fees ($)	Custodian Earnings Credits ($)
BNY Mellon Government Money Market Fund	4,733	-
BNY Mellon National Municipal Money Market Fund	3,515	(3,515)

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 4 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4 —BNY Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	2
BNY Mellon National Municipal Money Market Fund	2

During the period ended February 29, 2024, each fund was charged $6,976 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 5 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

Table 5—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fees ($)	Administration Fees ($)	Shareholder Services plans Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agent Fees ($)
BNY Mellon Government Money Market Fund	41,483	38,078	1,807	3,538	2,103	1
BNY Mellon National Municipal Money Market Fund	19,491	17,889	8	3,672	2,103	-

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 29, 2024, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $72,130,000 and $83,335,000 respectively.

NOTE 4—Subsequent Event:

On July 12, 2023, the SEC adopted amendments to rules that govern money market funds. The amendments include a mandatory liquidity fee for institutional prime and institutional tax-exempt money market funds, which will apply when a fund experiences daily net redemptions that exceed 5% of net assets. The amendments maintain a fund board’s ability to impose liquidity fees (not to exceed 2% of the value of the shares redeemed) on a discretionary basis for non-government money market funds. The amendments also substantially increase the required minimum levels of daily and weekly liquid assets for all money market funds from 10% and 30%, to 25% and 50%, respectively. Further, the amendments remove a money market fund’s ability to impose temporary “gates” to suspend redemptions in order to prevent dilution and remove the link between a money market fund’s liquidity level and its imposition of liquidity fees. The amendments became effective October 2, 2023 with tiered compliance dates. The removal of the link between liquidity levels and the imposition of liquidity fees, as well as the removal of a money market fund’s ability to impose redemption gates, became effective on October 2, 2023. On April 2, 2024, money market funds will be required to comply with the increased daily and weekly liquid asset minimums, and non-government money market funds will be permitted to impose discretionary liquidity fees. On October 2, 2024, money market funds will be required to comply with the new mandatory liquidity fee framework.

24

This page intentionally left blank.

25

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Dreyfus

One Boston Place, 15th Floor

Boston, MA 02108

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation	MFTSA0224-MM

BNY Mellon Funds Trust

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive, CFA and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon National Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 4.04%, and Investor shares produced a total return of 3.84%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.83%.2

Intermediate municipal bonds gained ground, benefiting from positive U.S. economic growth, strong levels of municipal solvency and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund outperformed its benchmark largely due to the positive impacts of credit, duration positioning and individual issue selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although pandemic-era federal support for municipalities waned, most U.S. state and local governments continued to enjoy significant financial surpluses with ample resources to meet debt obligations. Within the municipal bond market, as within the broader bond market, lower-credit-quality and longer-duration instruments tended to generate stronger returns than higher-credit-quality and shorter-duration issues.

Credit and Curve Positioning Bolster Relative Returns

The fund outperformed the Index primarily due to credit and duration positioning. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with more than twice the Index exposure among BBB-rated securities. Underweight exposure to bonds rated AAA and AA further bolstered relative returns. Duration positioning proved positive as well, with the fund’s average duration shifting from slightly short compared to the Index at the start of the period, when the market rewarded shorter durations, to closer to neutral as of the end of the period. Even more significantly, the fund maintained a barbelled strategy in its maturity positioning, with overweight exposure to the short and long ends of the yield curve, and underweight exposure to the middle, or “belly,” of the curve. While overweight short-end exposure detracted from relative performance, overweight long-end exposure more than made up for it, enabling overall maturity positioning to materially bolster returns. Issue-specific effects proved materially positive as well, with security selection enhancing returns across the fund’s holdings. From a sector perspective, tax-supported state general obligation, local general obligation and dedicated tax issues were additive to performance, as were utility holdings.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the municipal bond asset class continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy, the Fed’s progress in bringing inflation under control and the healthy financial condition of most state and local governments. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see municipalities as well positioned to weather a mild economic downturn. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with overweight exposure to issues rated A and below, and with out-of-Index exposure to bonds with maturities of 15 years and more.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon National Short-Term Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 2.24%, and Investor shares produced a total return of 2.11%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index2 (the “Index”), produced a total return of 2.23%.

Short-term municipal bonds gained ground, benefiting from positive U.S. economic growth, strong levels of municipal solvency and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund produced mixed performance relative to its benchmark, with positive credit and sector positioning balanced by negative duration and income effects.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Municipal Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although pandemic-era federal support for municipalities waned, most U.S. state and local governments continued to enjoy significant financial surpluses with ample resources to meet debt obligations. Within the municipal bond market, as within the broader bond market, lower-credit-quality and longer-duration instruments tended to generate stronger returns than higher-credit-quality and shorter-duration issues.

Credit and Sector Positioning Balanced by Duration and Income Effects

The fund performed in line with the Index, generally enhancing returns through effective credit and sector positioning but losing ground due to duration and income effects. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with overweight exposure than the Index to securities rated A and BBB; however, negative income and duration effects constrained the positive relative performance within these credit ratings groups. Underweight exposure to bonds rated AA bolstered relative returns as well; however, once again, negative income and duration effects took a toll on relative performance. Issue-specific effects proved materially positive, with security selection enhancing returns across the fund’s holdings. From a sector perspective, housing, tax-supported and Industrial Development Revenue/Pollution Control Revenue (IDR/PCR) were most additive to performance. The impact of the fund’s positioning along the yield curve proved mixed.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the municipal bond asset class continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy, the Fed’s progress in bringing inflation under control and the healthy financial condition of most state and local governments. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see municipalities as well positioned to weather a mild economic downturn. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with overweight exposure to issues rated A and below, and with out-of-Index exposure to bonds with maturities of four years and more.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard &Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal bonds may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

For the period from September 1, 2023, through February 29, 2024, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 3.91%, and Investor shares produced a total return of 3.69%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.83%. 2

Intermediate municipal bonds gained ground, benefiting from positive U.S. economic growth, strong levels of municipal solvency and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund produced mixed performance relative to its benchmark, with positive credit and sector positioning balanced by negative duration effects.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania, as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although pandemic-era federal support for municipalities waned, most U.S. state and local governments continued to enjoy significant financial surpluses with ample resources to meet debt obligations. Within the municipal bond market, as within the broader bond market, lower-credit-quality and longer-duration instruments tended to generate stronger returns than higher-credit-quality and shorter-duration issues.

Credit and Sector Positioning Balanced by Duration Effects

The fund performed in line with the Index, generally enhancing returns through effective credit and sector positioning but losing ground due to duration effects. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with significantly greater exposure to securities rated A and BBB than the Index. Underweight exposure to bonds rated AAA and AA further bolstered relative returns. Issue-specific effects proved materially positive as well, with security selection enhancing returns across the fund’s holdings. From a sector perspective, Industrial Development Revenue/Pollution Control Revenue (IDR/PCR), tax-supported (particularly state general obligation bonds) and utilities were most additive to performance, while tobacco detracted slightly. The impact of the fund’s positioning along the yield curve proved mixed. The fund maintained a barbelled strategy in its maturity positioning, with overweight exposure to the short and long ends of the yield curve, and underweight exposure to the middle, or “belly,” of the curve. While overall yield curve positioning modestly added value, negative duration effects from some points along the curve detracted.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the municipal bond asset class continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy, the Fed’s progress in bringing inflation under control and the healthy financial condition of most state and local governments. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see municipalities as well positioned to weather a mild economic downturn. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with overweight exposure to issues rated A and below, and with out-of-Index exposure to bonds with maturities of 15 years and more.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are fully taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2023, through February 29, 2024, as provided by Mary Collette O’Brien and Stephen J. O’Brien, portfolio managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 3.89%, and Investor shares produced a total return of 3.68%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.83%.2

Intermediate municipal bonds gained ground, benefiting from positive U.S. economic growth, strong levels of municipal solvency and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. Fund performance tracked the benchmark, with positive effects from credit and sector positioning balanced by negative duration effects.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although pandemic-era federal support for municipalities waned, most U.S. state and local governments continued to enjoy significant financial surpluses with ample resources to meet debt obligations. Within the municipal bond market, as within the broader bond market, lower-credit-quality and longer-duration instruments tended to generate stronger returns than higher-credit-quality and shorter-duration issues.

Credit and Sector Positioning Balanced by Duration Effects

The fund performed in line with the Index, generally enhancing returns through effective credit and sector positioning but losing ground due to duration effects. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with significantly greater exposure to BBB-rated securities than the Index and mildly greater exposure to credits rated A. Underweight exposure to bonds rated AAA and AA further bolstered relative returns. Issue-specific effects proved materially positive as well, with security selection enhancing returns across the fund’s holdings. From a sector perspective, education, and tax-supported issues (particularly state general obligation bonds) were most additive to performance, while Industrial Development Revenue/Pollution Control Revenue (IDR/PCR), transportation and housing bonds detracted. The impact of the fund’s positioning along the yield curve proved mixed. The fund maintained a barbelled strategy in its maturity positioning, with overweight exposure to short and long segments of the yield curve relative to the benchmark, and underweight exposure to the middle, or “belly,” of the curve. While overall yield curve positioning added value, securities with shorter durations at some points along the curve detracted from that.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the municipal bond asset class continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy, the Fed’s progress in bringing inflation under control and the healthy financial condition of most state and local governments. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see municipalities as well positioned to weather a mild economic downturn. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with overweight exposure to issues rated A and below, and with out-of-Index exposure to bonds with maturities of 15 years and more.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive and Gregory J. Conant, portfolio managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s (the “fund”) Class M shares produced a total return of 3.89%, and Investor shares produced a total return of 3.66%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.83% for the same period.2

Intermediate municipal bonds gained ground, benefiting from positive U.S. economic growth, strong levels of municipal solvency and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund produced mixed performance relative to its benchmark, with positive credit and sector positioning balanced by negative duration and income effects.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York State and New York City personal income taxes. These municipal bonds include those issued by New York State and New York City, as well as those issued by U.S. territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Municipal Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although pandemic-era federal support for municipalities waned, most U.S. state and local governments continued to enjoy significant financial surpluses with ample resources to meet debt obligations. Within the municipal bond market, as within the broader bond market, lower-credit-quality and longer-duration instruments tended to generate stronger returns than higher-credit-quality and shorter-duration issues.

Credit and Sector Positioning Balanced by Duration and Income Effects

The fund performed in line with the Index, generally enhancing returns through effective credit and sector positioning but losing ground due to duration and income effects. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with significantly greater exposure to securities rated BBB than the Index and mildly greater exposure to bonds rated A; however, negative duration effects undermined relative performance within these credit ratings groups. Underweight exposure to bonds rated AA bolstered relative returns more substantially. Issue-specific effects proved materially positive, with security selection enhancing returns across the fund’s holdings. From a sector perspective, Industrial Development Revenue/Pollution Control Revenue (IDR/PCR), tax-supported, utilities and transportation were most additive to performance, while tobacco and housing detracted mildly. The impact of the fund’s positioning along the yield curve proved mixed. While overall yield curve positioning modestly added value, negative duration and income effects at some points along the curve detracted.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the municipal bond asset class continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy, the Fed’s progress in bringing inflation under control and the healthy financial condition of most state and local governments. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see municipalities as well positioned to weather a mild economic downturn. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by positioning the fund with overweight exposure to issues rated A and below, and with out-of-Index exposure to bonds with maturities of 15 years and more.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2023, through February 29, 2024, as provided by John F. Flahive, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Municipal Opportunities Fund’s (the “fund”) Class M shares produced a total return of 5.55%, and Investor shares produced a total return of 5.50%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of 4.33% for the same period.2

Municipal bonds gained ground, benefiting from positive U.S. economic growth, strong levels of municipal solvency and a shift by the U.S. Federal Reserve (the “Fed”) away from further rate hikes. The fund outperformed its benchmark largely due to the positive impacts of credit and duration positioning and interest-rate hedges.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign-debt obligations.

BNY Mellon Investment Adviser, Inc. seeks to deliver value-added, excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative-value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Gain as Rates Plateau and the Economy Grows

The reporting period began on a negative note as bond yields rose and prices dipped, due to uncertainty regarding the Fed’s interest-rate stance in the wake of its aggressive rate hikes in 2022 and the first half of 2023. Sentiment turned positive in November 2023 as inflation fell to near 3%, still above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, in December, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to display surprising resilience, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although pandemic-era federal support for municipalities waned, most U.S. state and local governments continued to enjoy significant financial surpluses with ample resources to meet debt obligations. Within the municipal bond market, as within the broader bond market, lower-credit-quality and longer-duration instruments tended to generate stronger returns than higher-credit-quality and shorter-duration issues.

Credit and Curve Positioning Bolster Relative Returns

The fund outperformed the Index due to several advantageous positioning decisions. From a credit-quality perspective, the fund held significantly overweight exposure to better-performing, lower-credit-quality municipals rated BBB and below, slightly overweight exposure to mildly outperforming A-rated bonds, and significantly underweight exposure to higher-quality, weaker-performing issues rated AA and above. All these credit positions added to the fund’s performance relative to the Index. Duration positioning proved positive as well, with the fund’s average duration substantially longer than the Index and extending further over the course of the reporting period, from 111.0% to 113.8%. In terms of yield curve positioning, the fund added value by employing a barbelled strategy, with overweight exposure to the short and long ends of the yield curve, and underweight exposure to the middle, or “belly,” of the curve. While a small number of these positions detracted from relative performance due to allocation or issue effects, on average, they materially bolstered returns. The fund gained additional relative value through the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s effective duration. These positions effectively increased the fund’s exposure to the long end of the yield curve, where yields were most attractive, proving particularly effective during the early months of the period.

Positioned for a Favorable Environment

As of February 29, 2024, we believe the municipal bond asset class continues to look attractive in both absolute and relative terms, given the continued resilience of the U.S. economy, the Fed’s progress in bringing inflation under control and the healthy financial condition of most state and local governments. While high interest rates may prompt some economic weakness later in 2024, we believe a recession is unlikely and see municipalities as well positioned to weather a mild economic downturn. We remain confident in the ability of our experienced team to evaluate the creditworthiness of individual securities, providing an additional level of comfort in the fund’s exposure to lower-credit-quality assets. We continue to seek added yield by maintaining the fund’s overweight exposure to issues rated A and below, relatively long average duration and barbelled maturity positioning. While we have significantly decreased the fund’s hedging positions, we continue to maintain some hedges to dampen volatility and protect the fund against the possibility of rising interest rates.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.64	$3.90
Ending value (after expenses)	$1,040.40	$1,038.40
Annualized expense ratio (%)	.52	.77
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.21	$3.47
Ending value (after expenses)	$1,022.40	$1,021.10
Annualized expense ratio (%)	.44	.69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.99	$4.25
Ending value (after expenses)	$1,039.10	$1,036.90
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.94	$4.20
Ending value (after expenses)	$1,038.90	$1,036.80
Annualized expense ratio (%)	.58	.83
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.99	$4.25
Ending value (after expenses)	$1,038.90	$1,036.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.58	$4.91
Ending value (after expenses)	$1,055.50	$1,055.00
Annualized expense ratio (%)	.70	.96
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.61	$3.87
Ending value (after expenses)	$1,022.28	$1,021.03
Annualized expense ratio (%)	.52	.77
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.21	$3.47
Ending value (after expenses)	$1,022.68	$1,021.43
Annualized expense ratio (%)	.44	.69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.97	$4.22
Ending value (after expenses)	$1,021.93	$1,020.69
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.92	$4.17
Ending value (after expenses)	$1,021.98	$1,020.74
Annualized expense ratio (%)	.58	.83
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.97	$4.22
Ending value (after expenses)	$1,021.93	$1,020.69
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.52	$4.82
Ending value (after expenses)	$1,021.38	$1,020.09
Annualized expense ratio (%)	.70	.96
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 29, 2024 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2%
Alabama - 2.1%
Black Belt Energy Gas District, Revenue Bonds (Gas Project) Ser. E	5.00	6/1/2028	8,230,000	[a]	8,568,818
Black Belt Energy Gas District, Revenue Bonds (Gas Project) Ser. F	5.50	12/1/2028	8,000,000	[a]	8,503,247
Black Belt Energy Gas District, Revenue Bonds (Project No. 6) Ser. B	4.00	12/1/2026	10,000,000	[a]	10,014,920
Black Belt Energy Gas District, Revenue Bonds, Ser. B	5.25	12/1/2030	5,000,000	[a]	5,421,778
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 4) Ser. B1	5.00	8/1/2028	1,045,000	[a]	1,086,595
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 5) Ser. A	5.25	7/1/2029	8,075,000	[a]	8,536,777
				42,132,135
Alaska - .2%
Alaska Housing Finance Corp., Revenue Bonds (Sustainable Bond) Ser. A	3.00	6/1/2051	4,120,000		3,978,589
Arizona - 2.8%
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2027	525,000		471,771
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2025	650,000		624,122
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2028	1,000,000		874,625
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2026	600,000		559,884
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2029	675,000		573,529
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2034	770,000		724,863
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2036	820,000		753,561
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2035	795,000		741,767
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,877,981
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2035	850,000		937,911
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2034	1,000,000		1,112,896
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2033	900,000		1,003,731
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2035	3,050,000		3,199,984
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000		10,503,993
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group) Ser. B	5.00	1/1/2034	15,935,000		18,165,299
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000		6,449,455
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000		5,450,791
				54,026,163
California - 5.3%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000		1,536,952
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	[a]	9,795,568
California, GO, Refunding	3.00	9/1/2030	8,785,000		8,871,290

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
California - 5.3% (continued)
California Community Choice Financing Authority, Revenue Bonds (Clean Energy Project)	5.00	5/1/2054	7,400,000	[a]	7,947,647
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) (Clean Energy Project)	5.00	8/1/2029	3,675,000	[a]	3,876,081
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) (Clean Energy Project)	5.25	10/1/2031	3,000,000	[a]	3,175,412
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) (Clean Energy Project) Ser. E1	5.00	3/1/2031	1,325,000	[a]	1,412,614
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) Ser. B1	4.00	8/1/2031	1,475,000	[a]	1,483,424
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000		276,296
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000		331,891
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000		5,487,566
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000		1,117,465
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	6,990,000		6,991,255
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital of Orange County Obligated Group)	3.00	11/1/2036	1,250,000		1,161,307
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care Obligated Group)	3.00	8/15/2025	255,000	[a]	255,013
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2035	315,000		321,692
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2036	385,000		391,355
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2034	250,000		255,783
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2031	315,000		324,178
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2032	225,000		230,875
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2033	235,000		240,584
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2028	470,000		489,296
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2029	425,000		447,030
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	7,250,000		5,523,547
Los Angeles Department of Airports, Revenue Bonds (Sustainable Bond)	5.00	5/15/2031	5,875,000		6,566,301
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2033	2,055,000		2,278,880
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2031	4,470,000		4,995,977
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,550,535
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,263,196
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[b]	2,926,944
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, (3 Month TSFR +0.55%)	4.30	6/1/2034	7,885,000	[c]	7,504,688

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
California - 5.3% (continued)
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000	4,383,937
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	5,045,000	5,297,842
Santa Maria Joint Union High School District, GO	3.00	8/1/2040	2,390,000	2,135,195
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	2,000,000	2,167,706
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000	550,975
				103,566,297
Colorado - 1.5%
Centennial Water & Sanitation District, Revenue Bonds	5.25	12/1/2053	2,250,000	2,526,075
Colorado, COP, Ser. A	4.00	12/15/2036	3,000,000	3,087,335
Colorado Health Facilities Authority, Revenue Bonds, Refunding (AdventHealth Obligated Group) Ser. B	5.00	11/15/2030	10,000,000	[a] 11,189,180
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	2,635,000	2,638,297
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	2,850,000	2,819,586
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000	1,457,662
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	7/15/2031	1,910,000	2,130,214
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2032	1,300,000	1,448,610
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2029	1,400,000	1,517,217
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2030	1,000,000	1,100,969
				29,915,145
Connecticut - 1.3%
Connecticut, GO (Sustainable Bond) Ser. B	4.00	1/15/2037	4,425,000	4,682,653
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Connecticut College) Ser. M	4.00	7/1/2038	1,045,000	1,061,916
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000	1,758,794
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	4.00	7/1/2035	4,000,000	4,025,205
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2034	4,215,000	4,633,652
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2032	2,000,000	2,221,145
Connecticut Housing Finance Authority, Revenue Bonds (Sustainable Bond) Ser. D	5.00	11/15/2039	2,715,000	2,928,604
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	655,000	651,957
Windsor, GO, Refunding	2.00	6/15/2030	1,420,000	1,286,983
Windsor, GO, Refunding	2.00	6/15/2029	1,420,000	1,303,585
				24,554,494
District of Columbia - 2.1%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,233,543
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	6,155,000	6,285,176
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000	5,097,084
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,045,290

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
District of Columbia - 2.1% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	10,000,000		10,589,633
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2038	1,000,000		1,005,029
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2036	1,250,000		1,267,280
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	5,080,000		5,465,085
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2026	7,000,000		7,280,036
				41,268,156
Florida - 4.7%
Broward County Tourist Development, Revenue Bonds, Refunding (Convention Center Expansion Project)	4.00	9/1/2036	5,000,000		5,166,110
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2035	1,000,000		1,030,202
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2030	1,100,000		1,201,859
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2029	1,300,000		1,420,963
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2033	3,610,000		3,498,765
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. C	3.30	11/1/2038	5,000,000	[d]	5,000,000
Jacksonville Housing Authority, Revenue Bonds (Westwood Apartments)	5.00	2/1/2034	8,500,000		9,276,224
Manatee County Public Utilities, Revenue Bonds, Refunding	5.00	10/1/2041	3,000,000		3,375,492
Miami-Dade County, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,000,000		10,042,606
Miami-Dade County Educational Facilities Authority, Revenue Bonds, Refunding (University of Miami) (Insured; American Municipal Bond Assurance Corp.) Ser. B	5.25	4/1/2028	8,360,000		9,052,766
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	5,000,000		5,109,912
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	5,000,000		5,097,632
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000		3,086,469
Palm Beach County School District, COP, Ser. B	5.25	8/1/2036	5,400,000		6,353,374
Sarasota, Revenue Bonds (Bay Park)	5.00	9/1/2041	2,095,000		2,338,656
Sarasota, Revenue Bonds (Bay Park)	5.00	9/1/2042	1,100,000		1,220,876
Sarasota, Revenue Bonds (Bay Park)	5.00	9/1/2043	2,260,000		2,497,909
Sarasota, Revenue Bonds (Bay Park)	5.00	9/1/2040	1,000,000		1,122,073
South Florida Water Management District, COP, Refunding	5.00	10/1/2035	10,000,000		10,338,162
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000		5,570,205
				91,800,255
Georgia - 1.2%
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2027	10,000,000	[a]	10,035,508
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	5,000,000	[a]	5,256,926
Main Street Natural Gas, Revenue Bonds, Ser. D	5.00	12/1/2030	2,000,000	[a]	2,110,257
The Burke County Development Authority, Revenue Bonds, Refunding (Georgia Power Co.)	2.88	8/19/2025	5,650,000	[a]	5,540,939
				22,943,630
Hawaii - .5%
Hawaii, GO, Refunding, Ser. FH	4.00	10/1/2030	5,625,000		5,761,980
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2038	2,200,000		2,401,954
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2030	1,420,000		1,560,796
				9,724,730

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2034	400,000		409,459
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2035	275,000		280,635
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2033	575,000		590,234
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2030	500,000		554,179
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2031	400,000		449,137
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2032	400,000		454,446
Idaho Housing & Finance Association, Revenue Bonds, Ser. A	5.00	8/15/2038	1,030,000		1,192,133
				3,930,223
Illinois - 10.1%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2035	1,000,000		1,055,741
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	10,010,000		10,095,758
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000		3,789,356
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000		3,075,533
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	10,000,000		10,891,597
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000		8,582,346
Chicago II, GO, Ser. A	5.00	1/1/2026	1,430,000		1,443,557
Chicago II, GO, Ser. A	5.00	1/1/2025	1,570,000	[e]	1,588,615
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000		3,761,717
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding	5.00	1/1/2025	375,000		380,519
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding	5.00	1/1/2025	1,735,000		1,754,865
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000		3,271,095
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2039	5,700,000		5,911,819
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2032	1,000,000		1,014,047
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2036	2,000,000		2,303,678
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2035	2,000,000		2,315,578
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2037	2,350,000		2,685,270
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2034	10,210,000		10,479,865
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	4,250,000		4,355,321
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2032	1,000,000		1,031,165
Chicago Park District, GO, Refunding, Ser. D	4.00	1/1/2032	960,000		989,918
Chicago Park District, GO, Refunding, Ser. E	4.00	1/1/2034	1,760,000		1,806,519
Chicago Park District, GO, Refunding, Ser. F2	4.00	1/1/2038	2,000,000		2,009,083
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2026	975,000		1,005,890
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2028	1,550,000		1,645,702
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2030	1,700,000		1,862,913
Cook County Community Consolidated School District No. 34, GO, Ser. A	3.00	12/1/2036	6,265,000		5,935,948
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2031	1,000,000		1,064,719
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2030	1,220,000		1,301,221

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Illinois - 10.1% (continued)
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2029	1,480,000		1,567,438
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2029	3,750,000		4,188,481
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000		6,427,297
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000		5,389,027
DuPage County School District No. 60, GO, Ser. A	4.00	12/30/2032	1,500,000		1,525,191
Illinois, GO	5.50	1/1/2030	1,855,000		2,100,286
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000		5,151,866
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000		4,099,746
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000		2,016,785
Illinois, GO, Ser. A	5.00	3/1/2031	480,000		538,364
Illinois, GO, Ser. A	5.00	3/1/2032	2,045,000		2,285,217
Illinois, GO, Ser. B	5.00	12/1/2030	5,750,000		6,430,909
Illinois, GO, Ser. D	5.00	11/1/2028	10,120,000		10,766,766
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	3,225,000		3,337,069
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000		4,545,464
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000		5,079,016
Illinois, Revenue Bonds, Ser. B	5.00	6/15/2039	10,125,000		11,517,366
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	3,000,000	[a]	3,097,854
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	5,500,000		6,526,833
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2042	3,120,000		3,483,803
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding (Elgin Community College)	3.00	12/15/2032	5,000,000		4,881,417
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000		2,289,926
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	5.00	1/1/2037	3,530,000		3,827,051
				198,482,527
Indiana - 2.1%
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000		775,637
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000		820,413
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	[a]	2,574,488
Indiana Finance Authority, Revenue Bonds (Indiana University Health Obligated Group) Ser. B1	5.00	7/1/2028	5,000,000	[a]	5,362,192
Indiana Finance Authority, Revenue Bonds (Indiana University Health Obligated Group) Ser. B2	5.00	7/1/2030	11,025,000	[a]	12,233,768
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; TD Bank NA) Ser. D	3.65	11/1/2039	1,000,000	[d]	1,000,000
Northern Indiana Commuter Transportation District, Revenue Bonds	5.00	1/1/2044	1,500,000		1,666,332
Northern Indiana Commuter Transportation District, Revenue Bonds	5.00	1/1/2043	710,000		791,355
Northern Indiana Commuter Transportation District, Revenue Bonds	5.00	1/1/2037	1,890,000		2,185,985
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	14,430,000	[a]	14,740,157
				42,150,327

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Iowa - .4%
Iowa Finance Authority, Revenue Bonds, Refunding (Sustainable Bond)	5.00	8/1/2039	2,240,000		2,588,359
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	5,150,000	[a]	5,260,090
				7,848,449
Kentucky - 3.4%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000		2,656,110
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000		2,479,938
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000		5,343,653
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000		3,097,609
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	10,000,000	[a]	10,501,241
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	10,325,000	[a]	10,325,473
Kentucky Public Energy Authority, Revenue Bonds, Ser. C	4.00	2/1/2028	15,950,000	[a]	16,008,670
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000		5,226,083
University of Kentucky, Revenue Bonds, Ser. B	5.00	4/1/2037	10,220,000		11,978,865
				67,617,642
Louisiana - .2%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. A	1.30	2/1/2028	5,000,000	[a]	4,441,745
Maine - .2%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2035	3,070,000		3,190,428
Maryland - 1.5%
Howard County Housing Commission, Revenue Bonds (Sustainable Bond) Refunding, Ser. A	1.20	6/1/2027	2,000,000		1,811,729
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	2,210,000		2,200,170
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.30	4/1/2035	4,200,000	[d]	4,200,000
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	9/1/2037	2,805,000		3,233,953
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2031	7,585,000		8,686,309
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[e]	10,124,199
				30,256,360
Massachusetts - 1.6%
Massachusetts, GO, Refunding, Ser. B	5.00	5/1/2041	9,890,000		11,237,498
Massachusetts, GO, Ser. C	5.00	10/1/2035	10,000,000		11,807,303
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Childrens Hospital) (LOC; TD Bank NA) Ser. U1	3.65	3/1/2048	1,200,000	[d]	1,200,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,018,152
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		5,129,519
The Massachusetts Clean Water Trust, Revenue Bonds (MWRA Program) Refunding, Ser. A	5.75	8/1/2029	380,000		383,633
				31,776,105
Michigan - .9%
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000		1,003,497
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000		1,003,692

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Michigan - .9% (continued)
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000	1,355,467
Michigan Finance Authority, Revenue Bonds (Drinking Water Revolving Fund)	5.00	10/1/2043	3,100,000	3,465,809
Michigan Finance Authority, Revenue Bonds, Refunding (McLaren Health Care Corp. Obligated Group) Ser. D2	1.20	4/13/2028	5,000,000	[a] 4,472,875
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2036	3,000,000	3,067,989
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2035	2,500,000	2,575,403
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2029	600,000	665,150
				17,609,882
Minnesota - .0%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	390,000	388,174
Missouri - 1.5%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2030	2,000,000	2,192,450
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2031	2,100,000	2,329,744
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2032	2,200,000	2,468,076
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2029	1,700,000	1,841,577
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2026	1,000,000	1,034,519
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2027	1,400,000	1,473,539
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2028	1,655,000	1,768,688
Grain Valley No R-V School District, GO, Ser. A	5.00	3/1/2038	5,250,000	5,585,257
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2035	2,000,000	2,064,423
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2034	3,500,000	3,615,687
Ladue School District, GO	2.00	3/1/2032	5,000,000	4,402,982
				28,776,942
Montana - .1%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	1,025,000	1,015,819
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2027	500,000	530,323
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2029	1,200,000	1,312,017
				2,858,159
Nebraska - .6%
Central Plains Energy Project, Revenue Bonds, Refunding (Project No. 4) Ser. A	5.00	11/1/2029	5,000,000	[a] 5,287,110
Nebraska Investment Finance Authority, Revenue Bonds (Sustainable Bond) (Insured; GNMA, FNMA, FHLMC) Ser. C	5.50	9/1/2053	2,495,000	2,635,948

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Nebraska - .6% (continued)
Nebraska Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,750,000		2,990,584
				10,913,642
Nevada - 1.8%
Clark County, Revenue Bonds	5.00	7/1/2040	10,000,000		11,312,706
Clark County School District, GO, Ser. A	5.00	6/15/2038	4,120,000		4,639,244
Clark County Water Reclamation District, GO, Refunding	3.00	7/1/2031	2,520,000		2,487,746
Las Vegas Valley Water District, GO, Refunding, Ser. C	4.00	6/1/2036	6,295,000		6,664,065
Nevada, GO, Refunding, Ser. A	3.00	5/1/2035	4,755,000		4,577,741
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	1,675,000		1,667,907
Washoe County, Revenue Bonds, Refunding (Sierra Pacific Power Co.)	3.63	10/1/2029	4,015,000	[a]	4,062,934
				35,412,343
New Jersey - 4.0%
Fair Lawn, GO	2.00	9/1/2032	1,580,000		1,388,881
Fair Lawn, GO	2.00	9/1/2031	1,315,000		1,177,395
Fair Lawn, GO	2.00	9/1/2029	2,215,000		2,057,855
Morris County, GO	2.00	2/1/2031	4,315,000		3,893,868
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	3.00	6/1/2032	5,000,000		4,924,829
New Jersey Economic Development Authority, Revenue Bonds (Sustainable Bond) Ser. QQQ	4.00	6/15/2034	1,000,000		1,050,676
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000		1,042,030
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000		1,004,571
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000		1,082,966
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000		4,379,037
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000		5,492,492
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2033	5,000,000		5,433,287
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2035	2,000,000		2,302,240
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2036	2,500,000		2,858,396
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2034	2,500,000		2,891,250
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2035	1,000,000		1,121,793
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	2,000,000	[f]	2,347,701
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	1,000,000	[f]	1,156,917
Sussex County, GO, Refunding	2.00	6/15/2030	1,945,000		1,784,531
Sussex County, GO, Refunding	2.00	6/15/2029	1,945,000		1,810,870
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,400,000		9,008,024
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000		12,890,884
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000		6,449,259
				77,549,752

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New Mexico - .2%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	3/1/2053	1,870,000		1,806,882
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. D	5.30	9/1/2048	3,015,000		3,170,249
				4,977,131
New York - 14.9%
Battery Park Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	11/1/2048	4,500,000		5,031,472
Metropolitan Transportation Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	11/15/2035	10,000,000		10,599,803
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	5.00	5/15/2024	10,000,000	[a]	10,010,032
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. B	5.00	11/15/2027	2,365,000		2,537,529
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. B1	5.00	11/15/2036	9,025,000		9,424,998
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. C1	5.00	11/15/2026	10,185,000		10,730,218
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. C1	5.00	11/15/2034	2,500,000		2,674,423
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000		7,623,927
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,668,175
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		10,460,396
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		4,999,735
New York City, GO, Refunding (LOC; TD Bank NA) Ser. I4	3.65	4/1/2036	2,800,000	[d]	2,800,000
New York City, GO, Refunding, Ser. F1	5.00	8/1/2030	10,000,000		11,381,042
New York City, GO, Refunding, Ser. F1	5.00	8/1/2035	2,000,000		2,351,327
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,513,410
New York City, GO, Ser. E1	5.00	4/1/2037	3,150,000		3,653,842
New York City Housing Development Corp., Revenue Bonds (Sustainable Bond)	2.15	11/1/2028	1,290,000		1,205,120
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		3,000,024
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2028	1,350,000		1,453,775
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	2,000,000		2,192,532
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	3.45	6/15/2035	3,000,000	[d]	3,000,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution)	3.45	6/15/2045	3,100,000	[d]	3,100,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. AA5	3.65	6/15/2048	5,500,000	[d]	5,500,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. DD-3A	3.45	6/15/2043	500,000	[d]	500,000
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		10,845,150
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	5.00	2/1/2037	5,000,000		5,154,976
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2042	3,000,000		3,397,712
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2044	8,145,000		9,061,811

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 14.9% (continued)
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2037	2,790,000		3,292,573
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[g]	15,404,089
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[g]	3,514,011
New York Liberty Development Corp., Revenue Bonds, Refunding (Sustainable Bond) Ser. A	1.45	11/15/2029	5,000,000		4,378,938
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	5,000,000		4,301,554
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2037	1,595,000		1,814,002
New York State Dormitory Authority, Revenue Bonds, Refunding (The New York & Presbyterian Hospital Obligated Group) Ser. A	5.00	8/1/2036	5,000,000		5,813,741
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2039	4,900,000		5,024,496
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	7,500,000		8,099,372
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2038	5,000,000		5,165,804
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A1	5.00	3/15/2040	10,000,000		11,442,149
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2038	8,815,000		9,211,764
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189	3.25	4/1/2025	1,000,000		995,134
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 220	2.40	10/1/2034	10,545,000		9,084,727
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	7,020,000		6,279,074
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,486,586
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		1,999,810
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2042	700,000		784,469
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2041	730,000		822,387
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2040	1,000,000		1,133,423
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 234	5.25	8/1/2047	5,000,000		5,405,309
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2032	595,000		639,135
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2034	1,170,000		1,276,954
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2031	2,525,000		2,776,807
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2037	1,150,000		1,196,554
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2032	2,500,000		2,758,011
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2030	3,000,000		3,464,823
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	4.00	11/15/2035	5,000,000		5,449,080
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	4.00	11/15/2037	4,980,000		5,270,090

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
New York - 14.9% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[b]	8,152,903
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2033	4,800,000		4,754,120
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		1,800,076
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2030	1,180,000		1,053,076
				290,916,470
North Carolina - .3%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		3,709,040
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds, Refunding (Atrium Health Obligated Group) (LOC; Royal Bank of Canada) Ser. E	3.68	1/15/2042	1,700,000	[d]	1,700,000
				5,409,040
Ohio - 1.6%
Allen County Hospital Facilities, Revenue Bonds (Catholic Healthcare) (LOC; Bank of Montreal) Ser. C	3.50	6/1/2034	2,800,000	[d]	2,800,000
Cuyahoga County, Revenue Bonds (Ballpark Imp Project) Ser. A	4.00	1/1/2037	4,185,000		4,383,839
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2037	695,000		704,532
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2036	500,000		545,984
Ohio Air Quality Development Authority, Revenue Bonds (Ohio Valley Electric Corp.)	2.60	10/1/2029	2,500,000	[a]	2,237,139
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	3,205,000		3,015,578
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2037	4,835,000		4,798,526
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	720,000		721,085
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	1,190,000		1,184,662
The University of Akron, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	5,000,000		5,157,428
Wadsworth School District, GO	3.00	12/1/2045	2,040,000		1,636,236
Wadsworth School District, GO	4.00	12/1/2056	1,500,000		1,427,625
Warrensville Heights School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2044	600,000		604,292
Warrensville Heights School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2024	1,440,000	[e]	1,459,917
				30,676,843
Oklahoma - .2%
Oklahoma, GO	2.00	3/1/2029	5,190,000		4,798,344
Oregon - 1.8%
Oregon Business Development Commission, Revenue Bonds (Intel Corp. Project) Ser. 232	3.80	6/15/2028	7,000,000	[a]	7,125,033
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	705,000		702,377
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		13,878,555
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		11,756,677
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000		2,218,809
				35,681,451
Pennsylvania - 6.5%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2029	1,005,000		1,095,893

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 6.5% (continued)
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,128,412
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		4,302,744
Commonwealth Financing Authority, Revenue Bonds (Tobacco Master Settlement Payment)	5.00	6/1/2031	3,500,000		3,763,820
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		904,650
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	12,665,000	[a]	13,113,430
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	5,000,000	[a]	5,413,676
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Homes Project) (LOC; JPMorgan Chase Bank NA) Ser. D	3.70	7/1/2034	2,740,000	[d]	2,740,000
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,171,294
Pennsylvania, GO	3.00	5/15/2034	5,280,000		5,176,876
Pennsylvania, GO	3.00	5/15/2035	3,000,000		2,921,782
Pennsylvania, GO	3.50	3/1/2031	5,000,000		5,067,586
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		3,802,605
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		1,997,448
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,391,219
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,576,943
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT-1	5.00	6/15/2029	4,935,000		5,141,037
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT-1	5.00	6/15/2026	65,000	[e]	68,098
Pennsylvania Housing Finance Agency, Revenue Bonds (Sustainable Bond) Ser. 143A	4.95	10/1/2038	9,000,000		9,753,209
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	4,690,000		4,691,843
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	690,000		687,207
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 118B	3.80	10/1/2035	3,000,000		3,005,859
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		10,527,678
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	5,000,000		5,298,111
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.30	12/1/2043	3,700,000	[d]	3,700,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		8,268,328
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,144,099
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000		1,080,736
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000		871,552
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000		1,067,436

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 6.5% (continued)
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		5,215,834
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2042	5,000,000		5,242,980
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000		528,387
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000		520,178
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000		604,044
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000		511,711
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000		1,045,319
				126,542,024
Rhode Island - 1.5%
Rhode Island, GO, Ser. A	5.00	8/1/2038	14,075,000		16,143,079
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000		2,098,414
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2032	405,000		461,755
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2033	435,000		494,044
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	2,380,000		2,369,355
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Sustainable Bond) Ser. 76A	3.00	10/1/2051	5,885,000		5,692,168
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Sustainable Bond) Ser. 76A	5.00	10/1/2026	300,000		313,511
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Sustainable Bond) Ser. 76A	5.00	4/1/2029	535,000		581,027
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Sustainable Bond) Ser. 76A	5.00	4/1/2027	500,000		527,933
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Sustainable Bond) Ser. 76A	5.00	10/1/2028	525,000		567,817
				29,249,103
South Carolina - .9%
South Carolina Public Service Authority, Revenue Bonds (Santee Cooper) Ser. A	4.00	12/1/2037	2,750,000		2,751,457
South Carolina Public Service Authority, Revenue Bonds (Santee Cooper) Ser. A	5.00	12/1/2033	3,750,000		4,263,680
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2032	1,340,000		1,496,143
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2033	1,400,000		1,568,139
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2031	2,245,000		2,486,977
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2029	1,705,000		1,848,598
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2030	2,140,000		2,348,458
				16,763,452
Tennessee - 2.5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.81	2/1/2038	8,500,000	[d]	8,500,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.81	7/1/2034	1,700,000	[d]	1,700,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.81	1/1/2033	500,000	[d]	500,000

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Tennessee - 2.5% (continued)
Knoxville, GO, Refunding	3.00	5/1/2036	2,830,000		2,680,848
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.81	7/1/2034	1,200,000	[d]	1,200,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.82	4/1/2032	1,100,000	[d]	1,100,000
Nashville & Davidson County Metropolitan Government, GO, Refunding	2.50	1/1/2029	5,000,000		4,759,011
Nashville & Davidson County Metropolitan Government, GO, Ser. B	4.00	1/1/2031	10,000,000		10,814,477
Tennessee Energy Acquisition Corp., Revenue Bonds, Refunding (Gas Project) Ser A1	5.00	5/1/2028	1,105,000	[a]	1,143,232
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	510,000		504,594
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	520,000		517,603
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000		1,883,383
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000		1,957,006
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2039	6,000,000		6,382,810
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000		3,048,649
Williamson County, GO	3.10	4/1/2035	2,185,000		2,133,111
				48,824,724
Texas - 12.3%
Alief Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2040	3,445,000		3,516,889
Alief Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2039	3,605,000		3,709,362
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000		4,231,804
Arlington Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2039	1,000,000		1,144,124
Arlington Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2040	2,000,000		2,268,855
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2025	5,000,000		5,117,080
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000		1,167,298
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	3,500,000		3,516,263
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding, Ser. D	4.00	1/1/2035	5,750,000		6,007,925
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2035	1,100,000		1,162,618
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2033	2,220,000		2,376,139
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2031	5,000,000		5,808,191
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2030	10,000,000		11,429,164
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2031	5,000,000		5,580,449
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2036	1,000,000		989,310
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2038	2,000,000		1,944,740
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2028	2,220,000		2,240,347
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2035	2,000,000		2,002,063

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Texas - 12.3% (continued)
Dallas Hotel Occupancy, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	8/15/2038	1,000,000		993,704
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	690,000		545,017
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000		1,000,010
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2036	4,330,000		4,041,626
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2035	4,310,000		4,092,217
Fort Worth Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2039	1,000,000		1,159,436
Fort Worth Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2038	1,000,000		1,172,234
Fort Worth Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2036	1,275,000		1,521,417
Greater Texoma Utility Authority, Revenue Bonds (Sherman Project) (Insured; Build America Mutual) Ser. A	5.00	10/1/2039	5,635,000		6,305,431
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	10,795,000	[a]	11,250,630
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Texas Children's Hospital Obligated Group)	5.00	10/1/2031	5,000,000	[a]	5,697,546
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2037	1,545,000		1,541,143
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2038	1,855,000		1,825,678
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2034	500,000		553,507
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2035	700,000		765,240
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2036	1,000,000		1,080,062
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2033	500,000		556,184
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2029	250,000		272,090
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	100,000		107,215
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2030	500,000		550,737
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2032	300,000		333,819
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2031	485,000		540,319
Houston, GO, Refunding, Ser. A	3.00	3/1/2037	2,305,000		2,056,047
Houston, GO, Refunding, Ser. A	3.00	3/1/2036	1,500,000		1,380,524
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2036	2,000,000		2,013,196
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2035	1,145,000		1,157,079
Houston Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,225,000		1,342,332
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		16,791,473
Houston Community College System, GO, Refunding	4.00	2/15/2036	5,000,000		5,116,510
Houston Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000		1,460,362
Houston Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000		1,829,589
Houston Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000		1,830,511
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000		5,109,538
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000		8,961,063

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Texas - 12.3% (continued)
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000		3,040,814
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000		1,936,621
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000		1,809,144
Pewitt Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2039	1,110,000		1,249,011
Pewitt Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2037	1,005,000		1,148,257
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding	4.00	2/1/2030	5,740,000		5,781,148
San Antonio TX, GO	5.00	8/1/2033	1,500,000		1,636,618
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000		4,713,031
Southwest Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2041	2,000,000		2,221,580
Southwest Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2040	1,965,000		2,194,046
Southwest Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2039	1,500,000		1,684,408
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (CHRISTUS Health Obligated Group) Ser. A	5.00	7/1/2032	2,750,000	[a]	3,077,671
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Methodist Hospitals of Dallas Obligated Group)	5.00	10/1/2037	1,475,000		1,646,712
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2036	1,400,000		1,624,872
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2035	1,520,000		1,773,909
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2034	2,500,000		2,931,454
Texas, GO, Ser. A	3.40	6/1/2043	700,000	[d]	700,000
Texas, GO, Ser. A	3.40	6/1/2044	1,000,000	[d]	1,000,000
Texas, GO, Ser. B	3.40	12/1/2041	1,615,000	[d]	1,615,000
Texas, GO, Ser. B	3.40	12/1/2043	2,955,000	[d]	2,955,000
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2035	1,250,000		1,274,414
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2033	1,215,000		1,246,067
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2033	2,750,000		2,821,218
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2034	1,500,000		1,534,369
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2035	1,330,000		1,355,428
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2034	1,500,000		1,532,777
Texas Tech University System, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2040	3,750,000		4,279,214
Texas Water Development Board, Revenue Bonds	4.50	10/15/2037	5,700,000		6,329,730
Texas Water Development Board, Revenue Bonds	5.00	8/1/2031	9,575,000		11,162,815
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		5,166,676
				240,608,111
U.S. Related - .3%
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000		2,059,937
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000		2,062,008
Puerto Rico, GO, Ser. A	0.00	7/1/2024	3,221	[b]	3,178
Puerto Rico, GO, Ser. A	0.00	7/1/2033	25,549	[b]	16,467

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
U.S. Related - .3% (continued)
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	15,316		14,628
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	20,824		19,342
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	21,657		19,573
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	17,845		17,322
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	19,853		19,503
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	22,111		22,450
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	21,911		23,147
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	21,555		23,380
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	20,936		23,382
Puerto Rico, Notes	2.64	11/1/2043	122,467	[d]	71,796
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[h]	656,250
				5,052,363
Utah - .9%
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2042	4,000,000		4,475,874
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2038	3,000,000		3,438,744
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2037	2,000,000		2,307,926
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000		2,505,060
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000		2,094,441
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000		2,624,982
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2030	215,000		241,176
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2031	235,000		266,876
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2028	225,000		243,871
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2029	200,000		220,992
				18,419,942
Vermont - .7%
University of Vermont & Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000		750,365
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Landmark College Project) (LOC; TD Bank NA) Ser. A	3.71	7/1/2039	2,675,000	[d]	2,675,000
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000		10,345,192
				13,770,557
Washington - 5.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. S1	3.00	11/1/2036	10,000,000		9,585,132
Energy Northwest, Revenue Bonds, Refunding (Columbia Generating Station) Ser. A	5.00	7/1/2036	12,395,000		14,376,465
Franklin County School District No. 1, GO, Refunding (Insured; School Board Guaranty)	5.00	12/1/2038	5,000,000		5,739,874
King County Housing Authority, Revenue Bonds (Kirkland Heights Project) Ser. A	5.00	1/1/2028	5,225,000		5,378,623
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2028	5,000,000		5,349,459
Port of Seattle, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2030	2,800,000		3,050,436
Port of Seattle, Revenue Bonds, Ser. A	5.00	5/1/2026	5,000,000		5,150,081
University of Washington, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2041	4,500,000		5,159,196
University of Washington, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2040	3,250,000		3,745,984
Washington, GO, Refunding, Ser. C	5.00	2/1/2040	10,000,000		11,500,590

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Washington - 5.1% (continued)
Washington, GO, Refunding, Ser. R-2023B	5.00	7/1/2038	11,690,000	13,571,224
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000	2,651,866
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	3.00	12/1/2035	445,000	[g] 415,341
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	3.00	12/1/2034	435,000	[g] 412,827
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	5.00	3/1/2038	4,500,000	4,539,815
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000	2,046,734
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000	2,254,993
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000	1,723,742
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000	525,365
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000	550,125
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000	869,262
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000	543,212
				99,140,346
Wisconsin - .2%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Ascension Health Credit Group) Ser. A	5.00	11/15/2039	4,000,000	4,097,399
Total Investments (cost $1,986,888,570)			100.2%	1,962,039,594
Liabilities, Less Cash and Receivables			(0.2%)	(4,323,848)
Net Assets			100.0%	1,957,715,746

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of February 29, 2024.

g Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $19,746,268 or 1.01% of net assets.

h Non-income producing—security in default.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	20.2
General Obligation	16.2
Medical	11.7
Transportation	10.6
Airport	8.0
Education	7.5
Water	6.4
School District	4.1
Single Family Housing	3.8
Development	3.4
Power	2.4
Tobacco Settlement	2.3
Multifamily Housing	1.1
Prerefunded	.7
Facilities	.7
Nursing Homes	.3
Housing	.3
Utilities	.3
Special Tax	.2
100.2

† Based on net assets.

See notes to financial statements.

BNY Mellon National Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Ultra Long Bond	41	6/18/2024	5,212,047	5,242,875	(30,828)
Gross Unrealized Depreciation				(30,828)

See notes to financial statements.

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 2.5%
U.S. Treasury Securities - 2.5%
U.S. Treasury Notes (cost $9,902,734)	4.13	9/30/2027	10,000,000		9,920,898

Long-Term Municipal Investments - 98.0%
Alabama - 2.4%
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	5,000,000	[a]	5,010,714
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2025	300,000		300,891
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2026	450,000		452,901
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	12/1/2025	420,000		421,777
Jefferson County, Revenue Bonds, Refunding	5.00	10/1/2027	1,000,000		1,069,076
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 4) Ser. B1	5.00	8/1/2025	1,500,000		1,519,179
The Southeast Alabama Gas Supply District, Revenue Bonds, Refunding (Project No. 2) Ser. B	5.00	5/1/2026	750,000		761,723
				9,536,261
Arizona - 3.4%
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2028	4,000,000		4,310,318
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A1	5.00	5/15/2026	2,750,000	[a]	2,846,724
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group) Ser. D	5.00	5/15/2026	3,000,000	[a]	3,107,517
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000	[a]	3,329,319
				13,593,878
Arkansas - .3%
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	4.00	6/1/2029	1,000,000		1,030,075
California - 2.4%
California Infrastructure & Economic Development Bank, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. B	4.00	11/1/2025	1,025,000		1,035,269
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. B3	2.13	11/15/2027	705,000	[b]	702,625
California Public Finance Authority, Revenue Bonds (Sustainable Bond) (ENSO Village Project)	2.38	11/15/2028	1,000,000	[b]	967,235
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2026	600,000		616,473
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2025	500,000		506,872
Western Placer Unified School District, BAN	2.00	6/1/2025	5,000,000		4,854,689
Western Placer Unified School District, BAN	2.00	6/1/2025	1,000,000		973,285
				9,656,448
Colorado - 2.0%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Intermountain Healthcare Obligated Group) Ser. B	5.00	8/17/2026	2,805,000	[a]	2,926,095
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	1,800,000		1,785,633
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Sustainable Bond) (Insured; Government National Mortgage Association) Ser. B	3.00	5/1/2051	2,045,000		1,985,922

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Colorado - 2.0% (continued)
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	1,275,000		1,261,394
				7,959,044
Connecticut - 1.3%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2026	200,000		206,361
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2025	600,000		600,268
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Ser. A3	2.95	7/1/2049	2,000,000	[a]	1,992,408
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	2,260,000		2,250,020
				5,049,057
Delaware - .1%
University of Delaware, Revenue Bonds, Refunding, Ser. C	3.65	11/1/2037	400,000	[c]	400,000
District of Columbia - 3.7%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	13,500,000	[a]	13,301,667
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2025	1,500,000		1,533,244
				14,834,911
Florida - 3.2%
Brevard County School District, COP, Refunding, Ser. A	5.00	7/1/2031	1,050,000		1,119,483
Broward County Port Facilities, Revenue Bonds, Ser. B	5.00	9/1/2025	1,875,000		1,915,073
Florida Insurance Assistance Interlocal Agency, Revenue Bonds, Refunding, Ser. A1	5.00	9/1/2027	2,500,000		2,613,473
Hialeah Utility System, Revenue Bonds, Refunding	5.00	10/1/2028	1,540,000		1,661,500
Hialeah Utility System, Revenue Bonds, Refunding	5.00	10/1/2027	1,465,000		1,553,415
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. C	3.30	11/1/2038	100,000	[c]	100,000
Palm Beach County Housing Finance Authority, Revenue Bonds (Lakeside Commons)	5.00	4/1/2025	4,060,000	[a]	4,101,578
				13,064,522
Georgia - .2%
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2025	1,000,000		996,723
Hawaii - 1.4%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawai'i Pacific Health Obligated Group)	5.00	7/1/2027	2,000,000		2,124,941
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawai'i Pacific Health Obligated Group)	5.00	7/1/2027	1,535,000		1,630,892
Honolulu County, GO, Refunding, Ser. D	5.00	9/1/2031	1,670,000		1,785,197
				5,541,030
Illinois - 4.8%
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,000,000		2,019,969
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2027	2,050,000		2,150,073
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2026	1,025,000		1,057,474
Illinois Finance Authority, Revenue Bonds	5.00	1/1/2026	1,000,000		1,036,006
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,750,000	[a]	2,755,329
Illinois Housing Development Authority, Revenue Bonds (Ogden Commons)	4.00	7/1/2025	2,315,000	[a]	2,318,657
Illinois Housing Development Authority, Revenue Bonds, Refunding (Insured; GNMA,FNMA,FHLMC) Ser. A2	3.15	8/1/2024	1,185,000		1,180,307
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2028	1,250,000		1,355,268

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Illinois - 4.8% (continued)
Springfield IL Electric, Revenue Bonds, Refunding	5.00	3/1/2027	5,200,000		5,263,109
				19,136,192
Indiana - 3.1%
Indiana Finance Authority, Revenue Bonds (Deaconess Health System Obligated Group) Ser. A	4.00	9/1/2026	2,500,000	[d]	2,566,890
Indiana Finance Authority, Revenue Bonds (Indiana University Health Obligated Group) Ser. B1	5.00	7/1/2028	1,000,000	[a]	1,072,439
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. B	0.95	4/1/2026	3,300,000	[a]	3,063,407
Indiana Finance Authority, Revenue Bonds, Ser. D	5.00	8/1/2031	5,000,000		5,233,623
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2025	690,000		701,828
				12,638,187
Iowa - 2.8%
Iowa Finance Authority, Revenue Bonds (Sustainable Bond) (Gevo NW Iowa RNG) (LOC; Citibank NA)	1.50	4/1/2024	3,000,000	[a]	2,990,571
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2025	570,000		578,957
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	7,500,000	[a]	7,660,325
				11,229,853
Kentucky - 2.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000		1,035,779
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	7/1/2026	500,000		510,075
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	7/1/2027	550,000		565,551
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,500,115
Rural Water Financing Agency, Revenue Bonds (Public Construction Project) Ser. A	3.90	11/1/2025	3,250,000		3,249,988
				7,861,508
Louisiana - .8%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Louisiana Insurance Guaranty Association)	5.00	8/15/2025	3,150,000		3,227,909
Maine - .8%
Maine Housing Authority, Revenue Bonds, Ser. C	4.00	11/15/2050	1,465,000		1,458,323
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	1,580,000		1,579,339
				3,037,662
Maryland - .5%
Maryland Stadium Authority, Revenue Bonds (Football Stadium) Ser. A	5.00	3/1/2026	2,000,000		2,077,099
Massachusetts - 2.4%
Massachusetts, Revenue Bonds (Sustainable Bond) Ser. A	3.68	7/15/2026	10,000,000		9,760,063
Michigan - 1.9%
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	[a]	6,558,966
Van Buren Public Schools, GO (Insured; Qualified School Bond Loan Fund) Ser. III	5.00	5/1/2027	1,190,000		1,268,785
				7,827,751
Minnesota - 1.1%
Anoka-Hennepin Independent School District No. 11, GO, Ser. A	5.00	2/1/2028	1,040,000		1,105,205
Mankato Independent School District No. 77, GO, Ser. A	5.00	2/1/2027	1,220,000		1,297,861
Minneapolis, Revenue Bonds (Allina Health System) Ser. A	5.00	11/15/2028	1,000,000	[a]	1,079,308
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.50	7/1/2050	965,000		949,355
				4,431,729
Missouri - 3.3%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2025	650,000		661,798

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Missouri - 3.3% (continued)
Jackson County, Revenue Bonds (RIRR Right of Way Project)	4.00	12/1/2026	1,345,000		1,363,434
Joplin Schools, GO, Refunding (Insured; Build America Mutual)	5.00	3/1/2028	2,000,000		2,165,501
Kansas Planned Industrial Expansion Authority, Revenue Bonds (The Depot on Old Santa Fe)	5.00	7/1/2027	3,150,000	[a]	3,274,158
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000		2,001,627
Missouri Housing Development Commission, Revenue Bonds (First Place HomeOwenership Loan) (Insured; GNMA, FNMA, FHLMC) Ser. A	3.50	11/1/2050	1,650,000		1,623,728
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. B	3.45	2/15/2033	2,100,000	[c]	2,100,000
				13,190,246
Nebraska - 1.5%
Nebraska Investment Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	9/1/2045	3,840,000		3,723,753
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. E	3.75	9/1/2049	2,260,000		2,232,638
				5,956,391
Nevada - 1.3%
Clark County, GO, Refunding, Ser. B	5.00	11/1/2028	5,000,000		5,275,775
New Hampshire - 1.5%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	[a]	3,967,122
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	[a]	1,983,561
				5,950,683
New Jersey - 1.0%
Passaic Valley Sewerage Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. J	3.00	12/1/2028	4,090,000		4,065,494
New York - 10.1%
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000	[a]	6,913,883
New York City, GO, Refunding, Ser. F1	5.00	8/1/2026	2,000,000		2,094,362
New York City, GO, Ser. C	5.00	3/1/2027	2,000,000		2,123,434
New York City Housing Development Corp., Revenue Bonds (Sustainable Bond) (Insured; Federal Housing Administration) Ser. D2	0.70	11/1/2024	2,000,000	[a]	1,945,658
New York City Housing Development Corp., Revenue Bonds (Sustainable Bond) (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,965,000	[a]	1,865,728
New York City Housing Development Corp., Revenue Bonds, Refunding (Sustainble Bond) Ser. E2	3.80	11/1/2063	2,400,000	[a]	2,409,518
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. DD-3A	3.45	6/15/2043	400,000	[c]	400,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. BB4	3.78	6/15/2050	5,100,000	[c]	5,100,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. D1	5.00	11/1/2027	2,500,000		2,708,710
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bond) (Insured; SONYMA) Ser. M2	0.75	11/1/2025	3,950,000		3,724,283
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bond) Ser. E	0.85	11/1/2024	415,000		403,382
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bond) Ser. E	0.95	5/1/2025	1,000,000		955,890
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bond) Ser. P	1.60	11/1/2024	1,830,000		1,800,091
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	2,435,000		2,435,053

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
New York - 10.1% (continued)
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		995,009
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2024	1,000,000		1,005,262
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B2	5.00	5/15/2026	3,500,000	[a]	3,622,426
				40,502,689
Ohio - 3.3%
American Municipal Power, Revenue Bonds, Refunding (Combined Hydroelectric) Ser. A2	1.00	8/15/2024	2,000,000	[a]	1,972,804
Lancaster Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2025	9,760,000	[a]	9,859,889
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.25	3/1/2050	1,530,000		1,497,266
				13,329,959
Oklahoma - .5%
Oklahoma County Independent School District No. 89, GO, Ser. A	4.00	7/1/2028	2,000,000	[e]	2,093,933
Oregon - 1.2%
Oregon Business Development Commission, Revenue Bonds (Intel Corp. Project) Ser. 232	3.80	6/15/2028	3,000,000	[a]	3,053,586
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	1,760,000		1,772,407
				4,825,993
Pennsylvania - 4.2%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2026	1,660,000		1,714,882
Cumberland County Municipal Authority, Revenue Bonds (Penn Health Obligated Group)	5.00	11/1/2028	1,080,000		1,167,326
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Homes Project) (LOC; JPMorgan Chase Bank NA) Ser. D	3.70	7/1/2034	5,000,000	[c]	5,000,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000	[a]	4,940,754
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.30	12/1/2043	4,100,000	[c]	4,100,000
				16,922,962
Rhode Island - 3.2%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence Public Building Authority) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/2027	9,915,000		10,098,831
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Homeownership Opportunity)	3.50	10/1/2050	1,580,000		1,556,846
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Sustainable Bond) (Homeownership Opportunity)	3.00	10/1/2050	1,305,000		1,267,592
				12,923,269
South Carolina - .9%
South Carolina Housing Finance & Development Authority, Revenue Bonds, Ser. B	3.25	1/1/2052	2,360,000		2,307,872
South Carolina Ports Authority, Revenue Bonds	5.25	7/1/2025	1,445,000	[d]	1,484,742
				3,792,614
Tennessee - 1.0%
Tennergy Corp., Revenue Bonds, Ser. A	4.00	9/1/2028	3,920,000	[a]	3,932,867
Texas - 16.4%
Alamo Heights Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	3.00	2/1/2026	2,500,000	[a]	2,488,987
Aldine Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2032	3,000,000		3,010,081

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Texas - 16.4% (continued)
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2027	1,250,000		1,348,910
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2026	1,250,000		1,319,318
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2026	2,085,000		2,171,785
Dallas Housing Finance Corp., Revenue Bonds (Rosemont at Ash Creek Apartment) (Insured; Federal Housing Administration)	5.00	12/1/2025	1,750,000	[a]	1,788,707
Dallas Waterworks & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2029	2,500,000		2,625,694
Denton County, GO, Refunding	4.00	7/15/2032	3,700,000		3,727,505
El Paso Housing Finance Corp., Revenue Bonds (Columbia Apartments Project)	4.50	3/1/2025	2,000,000	[a]	2,010,170
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	0.72	8/1/2026	1,680,000	[a]	1,547,584
Housing Options, Revenue Bonds (Estelle Village Apartments)	3.90	2/1/2025	3,150,000	[a]	3,149,747
Houston Housing Finance Corp., Revenue Bonds (Summerdale Apartments)	5.00	8/1/2026	2,500,000	[a]	2,569,777
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000	[a]	1,964,913
Lone Star College System, GO, Refunding	5.00	2/15/2027	3,750,000		3,892,229
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	1,400,000		1,450,345
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000	[a]	3,963,605
Permanent University Fund - University of Texas System, Revenue Bonds, Refunding, Ser. B	3.50	7/1/2027	9,740,000		9,780,768
Plains Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2027	1,330,000		1,376,643
Prosper Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2025	5,805,000	[a]	5,782,503
Rankin Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2028	2,555,000		2,648,467
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000	[a]	2,405,646
San Antonio Water System, Revenue Bonds, Ser. 2013-F	1.00	11/1/2026	1,275,000	[a]	1,159,905
Texas A&M University, Revenue Bonds, Refunding, Ser. E	5.00	5/15/2028	1,710,000		1,827,060
Texas Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2027	1,970,000		2,043,869
				66,054,218
U.S. Related - .2%
Puerto Rico, Notes	2.98	11/1/2051	1,665,535	[c]	990,994
Virginia - 2.0%
Greater Richmond Convention Center Authority, Revenue Bonds, Refunding	5.00	6/15/2025	1,250,000	[d]	1,279,074
Halifax County Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	1.65	5/31/2024	1,750,000	[a]	1,737,917
Harrisonburg Redevelopment & Housing Authority, Revenue Bonds	3.57	10/1/2045	2,250,000	[a]	2,247,016
Louisa Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	1.65	5/31/2024	3,000,000	[a]	2,979,286
				8,243,293
Washington - 2.6%
Benton County School District No. 17, GO (Insured; School Bond Guaranty)	5.00	12/1/2031	1,100,000		1,122,528
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2025	150,000		146,990
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2024	100,000		99,698
King County Housing Authority, Revenue Bonds, Refunding	4.00	10/1/2026	150,000		152,146
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2026	4,600,000		4,758,456

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Washington - 2.6% (continued)
Seattle Housing Authority, Revenue Bonds (LAM BOW Apartments Project)	1.25	6/1/2024	1,500,000		1,490,728
Spokane County School District No. 356, GO (Insured; School Bond Guaranty)	5.00	12/1/2031	2,500,000		2,549,668
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	5.00	12/1/2025	275,000	[b]	281,737
				10,601,951
West Virginia - .3%
West Virginia Higher Education Policy Commission, Revenue Bonds, Refunding (Community & Technical Colleges Capital Improvement)	5.00	7/1/2030	1,000,000		1,062,294
Wisconsin - 2.9%
Wisconsin, GO, Refunding	5.00	11/1/2031	2,800,000		2,994,780
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	6/24/2026	1,200,000	[a]	1,241,815
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group) Ser. B2	5.00	6/24/2026	1,000,000	[a]	1,034,846
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	4,245,000	[a]	4,286,291
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Refunding, Ser. B	0.50	11/1/2024	2,000,000	[a]	1,941,747
				11,499,479
Total Long-Term Municipal Investments (cost $399,548,509)			394,105,006
Total Investments (cost $409,451,243)			100.5%	404,025,904
Liabilities, Less Cash and Receivables			(0.5%)	(2,119,543)
Net Assets			100.0%	401,906,361

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $1,951,597 or .49% of net assets.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of February 29, 2024.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	19.5
Multifamily Housing	9.6
School District	9.1
Water	8.8
Single Family Housing	7.3
Medical	6.9
Education	6.4
General Obligation	6.2
Development	5.8
Power	4.0
Airport	3.5
Government	2.5
Utilities	2.3
Transportation	2.2
Nursing Homes	1.7
Special Tax	1.5
Prerefunded	1.3
Pollution	.8
Housing	.6
Facilities	.5
100.5

† Based on net assets.

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.6%
Illinois - 2.3%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		536,397
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		512,589
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	1,140,000		1,164,737
				2,213,723
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	536,223
Kentucky - 3.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	750,000	[a]	787,593
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000	[a]	1,000,046
Kentucky Public Energy Authority, Revenue Bonds, Ser. C	4.00	2/1/2028	1,000,000	[a]	1,003,678
				2,791,317
New Jersey - 2.0%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		942,075
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		941,283
				1,883,358
New York - 4.0%
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,675,000		1,547,956
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b]	2,250,597
				3,798,553
Pennsylvania - 85.9%
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	1/1/2035	175,000		205,737
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	1/1/2037	150,000		173,800
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	1/1/2038	150,000		171,214
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	1/1/2034	100,000		117,831
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	1/1/2036	150,000		175,343
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	1/1/2033	325,000		383,239
Allegheny County Airport Authority, Revenue Bonds (Pittsburgh International Airport) (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	1/1/2039	250,000		288,025
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,033,061
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. A	4.00	3/1/2037	1,000,000		1,028,295
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,062,567
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	690,000		753,001
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2038	850,000		765,156
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2036	800,000		746,426

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.6% (continued)
Pennsylvania - 85.9% (continued)
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2035	775,000		739,715
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		607,825
Commonwealth Financing Authority, Revenue Bonds (Tobacco Master Settlement Payment)	5.00	6/1/2034	1,000,000		1,073,506
Commonwealth Financing Authority, Revenue Bonds (Tobacco Master Settlement Payment)	5.00	6/1/2032	1,500,000		1,611,858
Cumberland Valley School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2042	500,000		554,935
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,035,176
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		904,650
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2029	355,000		373,293
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2028	425,000		445,141
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2027	595,000		619,493
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000		1,200,299
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	500,000	[a]	517,704
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	1,005,000	[a]	1,088,149
Haverford Township, GO, Ser. A	5.00	10/1/2044	1,000,000		1,124,862
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Homes Project) (LOC; JPMorgan Chase Bank NA) Ser. D	3.70	7/1/2034	700,000	[c]	700,000
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2029	150,000		154,646
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2028	110,000		112,778
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2031	175,000		181,296
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2030	135,000		139,441
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2025	115,000		115,571
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2024	80,000		80,000
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2027	145,000		147,706
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2026	150,000		151,608
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,548,574
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		515,185
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		460,113
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		511,627
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		1,014,107
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,178,223
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,072,398

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.6% (continued)
Pennsylvania - 85.9% (continued)
Pennsylvania, GO	3.00	5/15/2034	1,000,000		980,469
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	10/15/2037	1,375,000		1,408,541
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build America Mutual) Ser. AT-1	5.00	6/15/2027	990,000		1,036,906
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build America Mutual) Ser. AT-1	5.00	6/15/2026	10,000	[d]	10,477
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,101,437
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		1,933,094
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,222,485
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,230,369
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences in Philadelphia)	5.00	11/1/2025	1,000,000		1,022,595
Pennsylvania Housing Finance Agency, Revenue Bonds (Sustainable Bond) Ser. 141A	5.75	10/1/2053	1,240,000		1,316,841
Pennsylvania Housing Finance Agency, Revenue Bonds (Sustainable Bond) Ser. 143A	4.95	10/1/2038	1,715,000		1,858,528
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	1,070,000		1,070,421
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 2019-131A	3.50	4/1/2049	995,000		984,087
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,000,000		1,131,889
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,327,964
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,294,904
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.30	12/1/2043	1,300,000	[c]	1,300,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2035	650,000		765,939
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,058,873
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2033	1,270,000		1,344,401
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000		1,016,977
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,052,102
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,520,000		1,586,538
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Obligated Group Project)	4.00	7/1/2036	1,000,000		1,015,608
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		895,708
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		882,306
Philadelphia Water & Wastewater, Revenue Bonds, Ser. C	5.00	6/1/2037	1,000,000		1,141,912
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		312,134
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		492,579
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,057,827
Pittsburgh University, Revenue Bonds (University Capital Project) Ser. A	5.00	2/15/2034	1,750,000		2,127,696
Radnor Township School District, GO (Insured; State Aid Withholding)	4.00	8/15/2036	1,000,000		1,044,247

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.6% (continued)
Pennsylvania - 85.9% (continued)
Southeastern Pennsylvania Transportation Authority, Revenue Bonds	5.00	6/1/2038	1,500,000		1,708,937
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000		1,722,252
Swarthmore Borough Authority, Revenue Bonds (Swarthmore College)	5.00	9/15/2039	1,000,000		1,073,177
Swarthmore Borough Authority, Revenue Bonds, Refunding (Swarthmore College)	5.00	9/15/2045	1,030,000		1,154,674
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000		1,059,250
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2042	2,000,000		2,097,192
The Philadelphia School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2034	650,000		708,209
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000		538,914
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2033	500,000		534,019
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2038	775,000		813,676
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000		256,622
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	275,000	[d]	285,616
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	250,000	[d]	259,651
Upper Moreland Township School District, GO, Refunding (Insured; State Aid Withholding)	4.00	10/1/2033	610,000		631,626
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000		1,009,048
West Chester Area School District, GO (Insured; State Aid Withholding)	4.00	5/15/2036	1,000,000		1,027,270
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000		733,486
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000		1,035,911
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000		1,000,015
				80,558,973
Tennessee - .5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.81	11/1/2035	500,000	[c]	500,000
U.S. Related - .3%
Puerto Rico, Notes	2.28	11/1/2051	537,911	[c]	248,111
Total Investments (cost $94,066,035)			98.6%	92,530,258
Cash and Receivables (Net)			1.4%	1,270,576
Net Assets			100.0%	93,800,834

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $2,250,597 or 2.4% of net assets.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Education	21.8
Medical	15.2
School District	13.0
General Obligation	10.0
Transportation	7.3
General	5.6
Development	5.6
Single Family Housing	5.6
Airport	5.5
Tobacco Settlement	4.9
Facilities	1.6
Water	1.2
Nursing Homes	.7
Prerefunded	.6
98.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0%
Illinois - 2.7%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000		1,072,793
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	2,100,000		2,145,568
Illinois, GO, Ser. D	5.00	11/1/2026	1,500,000		1,566,569
				4,784,930
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a]	1,021,377
Kentucky - 4.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	1,500,000	[a]	1,575,186
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,500,114
Kentucky Public Energy Authority, Revenue Bonds, Ser. C	4.00	2/1/2028	3,000,000	[a]	3,011,035
				7,086,335
Massachusetts - 86.6%
Barnstable, BAN	6.00	6/7/2024	2,000,000		2,014,513
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Sustainable Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,069,754
Boston, GO, Ser. A	3.00	11/1/2034	2,035,000		2,000,408
Boston, GO, Ser. A	5.00	11/1/2042	1,330,000		1,532,093
Boston, GO, Ser. A	5.00	11/1/2037	3,100,000		3,690,260
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	565,000		597,191
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2026	615,000		642,251
Gloucester, GO, Refunding	3.00	9/15/2033	725,000		700,429
Gloucester, GO, Refunding	3.00	9/15/2032	925,000		897,043
Groton, BAN	4.50	6/21/2024	2,000,000		2,007,151
Groton, GO	3.00	8/15/2033	390,000		384,941
Hingham, GO	3.00	2/15/2036	375,000		363,067
Hingham, GO	3.00	2/15/2034	1,240,000		1,222,612
Lowell Collegiate Charter School, Revenue Bonds	4.00	6/15/2024	110,000		109,737
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2039	1,330,000		1,328,490
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2029	485,000		490,797
Marlborough, BAN	4.50	6/13/2024	1,000,000		1,003,656
Massachusetts, GO, Refunding, Ser. A	5.00	7/1/2037	1,000,000		1,023,989
Massachusetts, GO, Refunding, Ser. B	5.00	5/1/2037	1,000,000		1,173,512
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2035	2,500,000		2,671,793
Massachusetts, GO, Ser. A	3.00	2/1/2037	2,000,000		1,873,318
Massachusetts, GO, Ser. A	5.00	5/1/2043	1,000,000		1,124,454
Massachusetts, GO, Ser. A	5.00	5/1/2041	500,000		568,124
Massachusetts, GO, Ser. C	5.00	10/1/2052	2,500,000		2,706,276
Massachusetts, GO, Ser. C	5.00	10/1/2035	2,500,000		2,951,826
Massachusetts Bay Transportation Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	7/1/2038	600,000		699,741
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	4.00	7/1/2036	4,000,000		4,250,176
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	5.00	7/1/2038	600,000		699,741
Massachusetts College Building Authority, Revenue Bonds (Sustainable Bond) Ser. A	3.00	5/1/2033	535,000		528,838
Massachusetts Development Finance Agency, Revenue Bonds (Beth Israel Lahey Health Obligated Group) Ser. M	5.00	7/1/2034	2,000,000		2,376,658
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		2,636,913
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		173,055
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		354,443

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Massachusetts - 86.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		289,073
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		339,270
Massachusetts Development Finance Agency, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. C	4.00	11/1/2046	500,000		487,611
Massachusetts Development Finance Agency, Revenue Bonds (The Trustees of The Deerfield Academy)	5.00	10/1/2032	1,150,000		1,381,315
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		553,007
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000		1,956,189
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2036	825,000		850,482
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2035	1,000,000		1,036,594
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Obligated Group) Ser. E	5.00	7/1/2025	500,000		508,748
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2029	2,000,000		2,076,950
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Childrens Hospital) (LOC; TD Bank NA) Ser. U1	3.65	3/1/2048	1,100,000	[b]	1,100,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,300,904
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,028,802
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,007,012
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2036	500,000		509,740
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		362,509
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000		402,926
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		382,790
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000		1,617,747
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	2,000,000		2,108,780
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000		475,120
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. F	5.00	11/1/2037	725,000		829,696
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. F	5.00	11/1/2038	755,000		854,245
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000		2,511,741
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2037	705,000		749,945
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2033	1,500,000		1,508,859
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,730,000		1,731,227
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		711,213
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,021,997

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Massachusetts - 86.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2025	500,000		506,740
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2024	530,000		531,441
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2028	750,000		771,701
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000		1,063,870
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,123,536
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	3.65	10/1/2042	300,000	[b]	300,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000		1,378,382
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000		2,410,701
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellesley College)	4.00	7/1/2036	2,000,000		2,162,020
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000		513,731
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	1,500,000		1,501,510
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000		1,008,073
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000		513,946
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000		146,822
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000		209,774
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000		435,058
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000		887,576
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000		2,716,329
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2035	400,000		437,644
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2036	450,000		489,302
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2032	515,000		569,087
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000		219,537
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000		218,834
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000		175,820
Massachusetts Development Finance Agency, Revenue Bonds, Ser. T	5.00	3/1/2034	2,125,000		2,556,092
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000		3,012,345
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Baystate Medical Center) (LOC; TD Bank NA) Ser. K	3.65	7/1/2039	700,000	[b]	700,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) Ser. A1	3.77	12/1/2037	3,500,000	[b]	3,500,000

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Massachusetts - 86.6% (continued)
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Partners Healthcare) (LOC; TD Bank NA) Ser. F3	3.30	7/1/2040	1,060,000	[b]	1,060,000
Massachusetts Housing Finance Agency, Revenue Bonds (Sustainable Bond) (Insured; Federal Housing Administration) Ser. A1	2.55	12/1/2040	1,500,000		1,186,038
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 195	4.00	12/1/2048	475,000		472,784
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Sustainable Bond) (Insured; GNMA, FNMA, FHLMC) Ser. 220	3.00	12/1/2050	1,490,000		1,447,095
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Sustainable Bond) Ser. 221	3.00	12/1/2050	1,250,000		1,212,887
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	215,000		213,054
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	1,335,000		1,329,319
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 211	3.50	12/1/2049	545,000		537,204
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		934,660
Massachusetts Municipal Wholesale Electric Co., Revenue Bonds (Project 2015-A) Ser. A	4.00	7/1/2035	650,000		686,645
Massachusetts Municipal Wholesale Electric Co., Revenue Bonds (Sustainable Bond) Ser. A	5.00	7/1/2039	250,000		279,334
Massachusetts Municipal Wholesale Electric Co., Revenue Bonds (Sustainable Bond) Ser. A	5.00	7/1/2041	300,000		332,227
Massachusetts Port Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	7/1/2034	1,500,000		1,692,684
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		536,628
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2029	1,000,000		1,085,110
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		933,632
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,136,936
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,102,273
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		1,781,132
Massachusetts Transportation Fund, Revenue Bonds (Accelerated Bridge Program) Ser. A	5.00	6/1/2044	1,500,000		1,502,906
Medway, GO	3.00	9/1/2031	500,000		495,306
Medway, GO	3.00	9/1/2032	700,000		692,192
Middleborough, GO, Refunding	3.00	10/1/2034	1,455,000		1,397,520
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		315,409
Natick, GO	4.00	7/15/2033	3,000,000		3,124,639
Plainville, GO	4.00	10/15/2030	1,210,000		1,266,592
Rockland, GO, Refunding	3.00	10/1/2032	1,000,000		969,610
Sharon, GO	3.00	2/15/2033	1,750,000		1,694,521
Shrewsbury, GO	3.00	1/15/2034	2,160,000		2,130,091
Somerville, GO, Refunding	3.00	6/1/2034	1,045,000		1,029,128
Somerville, GO, Refunding	3.00	6/1/2035	1,125,000		1,097,333
The Massachusetts Clean Water Trust, Revenue Bonds (MWRA Program) Refunding, Ser. A	5.75	8/1/2029	155,000		156,482
The Massachusetts Clean Water Trust, Revenue Bonds (Sustainable Bond) Ser. 20	5.00	2/1/2033	2,300,000		2,340,767
The Massachusetts Clean Water Trust, Revenue Bonds (Sustainable Bond) Ser. 21	5.00	8/1/2035	2,250,000		2,455,138

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Massachusetts - 86.6% (continued)
The Massachusetts Clean Water Trust, Revenue Bonds (Sustainable Bond) Ser. 25B	5.00	2/1/2041	1,000,000	1,148,046
The Massachusetts Clean Water Trust, Revenue Bonds (Sustainable Bond) Ser. 25B	5.00	2/1/2037	700,000	826,378
Waltham, GO	3.00	10/15/2032	1,160,000	1,139,048
Winchester, GO, Refunding	4.00	3/15/2038	1,065,000	1,137,880
Worcester, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	2/15/2033	2,000,000	1,704,346
				153,204,587
Nebraska - 1.8%
Central Plains Energy Project, Revenue Bonds, Refunding (Project No. 4) Ser. A	5.00	11/1/2029	3,000,000	[a] 3,172,266
New York - 2.7%
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	2,675,000	2,472,110
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[c] 2,250,597
				4,722,707
U.S. Related - .6%
Puerto Rico, Notes	2.28	11/1/2051	437,052	[b] 201,590
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	285,000	304,082
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	260,000	273,938
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	310,000	322,285
				1,101,895
Total Investments (cost $179,686,691)			99.0%	175,094,097
Cash and Receivables (Net)			1.0%	1,704,417
Net Assets			100.0%	176,798,514

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $2,250,597 or 1.27% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	23.9
Education	17.0
Medical	15.6
General	13.8
School District	6.0
Airport	5.8
Water	3.9
Development	3.9
Single Family Housing	3.0
Multifamily Housing	1.9
Student Loan	1.7
Power	1.3
Transportation	.9
Housing	.3
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.1%
Illinois - 2.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		536,397
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		512,589
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	1,000,000		1,021,699
				2,070,685
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	536,223
Kentucky - 2.4%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	750,000	[a]	787,593
Kentucky Public Energy Authority, Revenue Bonds, Ser. C	4.00	2/1/2028	1,500,000	[a]	1,505,518
				2,293,111
Nebraska - 1.1%
Central Plains Energy Project, Revenue Bonds, Refunding (Project No. 4) Ser. A	5.00	11/1/2029	1,000,000	[a]	1,057,422
New Jersey - 1.7%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000		807,493
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000		806,814
				1,614,307
New York - 90.7%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	500,000		487,611
Battery Park Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	11/1/2048	1,000,000		1,118,105
Berne-Knox-Westerlo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	7/1/2031	1,160,000		1,018,059
Brookhaven, GO, Refunding, Ser. C	2.00	1/15/2030	1,000,000		901,032
Build NYC Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.00	7/1/2042	1,000,000		1,044,113
Colonie, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.00	3/1/2030	1,025,000		906,335
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000		1,013,524
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	1,150,000		1,203,173
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,051,157
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		538,275
Huntington, GO, Ser. A	2.00	6/15/2031	1,635,000		1,428,082
Island Trees Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.00	5/15/2032	1,545,000		1,329,413
Metropolitan Transportation Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	11/15/2035	1,000,000		1,059,980
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,029,765
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,032,574
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,267,738
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,030,427
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,033,469
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,134,439
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,020,141

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 90.7% (continued)
Nassau County Local Economic Assistance Corp., Revenue Bonds (Roosevelt Children's Academy Charter School) Ser. A	4.00	7/1/2033	730,000		735,718
New York City, GO, Ser. F5	3.78	6/1/2044	600,000	[b]	600,000
New York City Housing Development Corp., Revenue Bonds (Sustainable Bond)	2.40	11/1/2030	720,000		658,984
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		1,000,008
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2033	1,540,000		1,477,884
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2030	1,600,000		1,782,654
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. 2008-BB1-R	3.30	6/15/2036	1,900,000	[b]	1,900,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	3.00	6/15/2038	500,000		454,375
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,108,478
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,084,515
New York City Transitional Finance Authority, Revenue Bonds, Ser. B	5.00	5/1/2035	1,000,000		1,200,424
New York City Transitional Finance Authority, Revenue Bonds, Ser. B5	3.45	8/1/2042	200,000	[b]	200,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	4.00	2/1/2040	1,075,000		1,089,952
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,500,000		1,386,230
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[c]	2,000,531
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[c]	1,506,004
New York Liberty Development Corp., Revenue Bonds, Refunding (Sustainable Bond) Ser. A	1.90	11/15/2031	1,000,000		874,987
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	500,000		430,155
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2038	275,000		278,674
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2037	225,000		229,276
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2040	250,000		251,732
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2039	250,000		252,659
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering Cancer Center)	4.00	7/1/2038	500,000		511,433
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2036	1,000,000		1,117,623
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,420,000		1,442,671
New York State Dormitory Authority, Revenue Bonds, Refunding (The New York & Presbyterian Hospital Obligated Group) Ser. A	5.00	8/1/2038	1,200,000		1,367,508
New York State Dormitory Authority, Revenue Bonds, Refunding (The Rockefeller University) Ser. A	5.00	7/1/2035	1,000,000		1,111,234

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 90.7% (continued)
New York State Dormitory Authority, Revenue Bonds, Ser. A1	4.00	7/1/2027	990,000		1,016,643
New York State Environmental Facilities Corp., Revenue Bonds, Refunding	5.00	6/15/2041	1,100,000		1,255,366
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bond) (Insured; State of New York Mortgage Agency) Ser. L1	1.50	11/1/2029	520,000		452,833
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,000,480
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,449,221
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	1,000,000		894,455
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,177,131
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. E	4.00	3/15/2036	1,050,000		1,106,697
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond)	5.50	6/30/2038	1,000,000		1,103,845
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,343,620
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		946,804
Onondaga County Trust for Cultural Resources, Revenue Bonds, Refunding (Syracuse University Project)	5.00	12/1/2040	1,350,000		1,473,548
South Glens Falls Central School District, GO, Refunding (Insured; State Aid Withholding) Ser. A	2.00	7/15/2030	1,000,000		891,241
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2038	250,000		260,759
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2040	575,000		593,524
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2037	250,000		262,853
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,041,048
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2035	710,000		757,255
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (Lincoln Center for the Performing Arts) Ser. A	4.00	12/1/2035	1,275,000		1,338,049
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2028	1,500,000	[a]	1,395,346
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000		1,616,843
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2032	2,500,000		2,479,976
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000		1,366,085
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2034	1,500,000		1,566,451
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE-1	5.00	12/15/2035	2,360,000		2,812,322
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2031	1,105,000		970,472
Westchester County, GO, Ser. A	2.00	10/15/2032	1,000,000		861,995
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000		1,012,914
Westchester County Local Development Corp., Revenue Bonds (Westchester Medical Center) (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/2031	1,500,000		1,709,160
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000		1,116,329
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000		1,232,618

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 90.7% (continued)
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center)	5.00	11/1/2028	1,000,000	1,006,088
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2024	1,000,000	1,004,239
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	2/15/2039	1,030,000	1,169,571
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	197,322
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	323,100
				86,907,324
U.S. Related - .4%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	140,000	149,374
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	120,000	126,433
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	140,000	145,548
				421,355
Total Investments (cost $97,633,281)			99.1%	94,900,427
Cash and Receivables (Net)			0.9%	882,676
Net Assets			100.0%	95,783,103

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $3,506,535 or 3.66% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Education	20.2
General	17.5
Development	10.1
Medical	8.2
General Obligation	7.1
School District	5.6
Transportation	5.2
Water	4.9
Power	4.6
Single Family Housing	3.7
Airport	3.5
Multifamily Housing	3.3
Tobacco Settlement	2.7
Housing	2.5
99.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .5%
Health Care - .3%
AHS Hospital Corp., Sr. Unscd. Bonds, Ser. 2021	2.78	7/1/2051	5,000,000		3,274,795
WakeMed, Unscd. Notes, Ser. A	3.29	10/1/2052	5,000,000		3,534,465
				6,809,260
Industrial - .2%
LBJ Infrastructure Group LLC, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[a]	3,412,906
Total Bonds and Notes (cost $15,000,000)			10,222,166

Long-Term Municipal Investments - 99.8%
Alabama - 1.6%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		5,266,122
Black Belt Energy Gas District, Revenue Bonds (Project No. 6) Ser. B	4.00	12/1/2026	10,000,000	[b]	10,014,920
Jefferson County, Revenue Bonds, Refunding	5.25	10/1/2049	1,000,000		1,076,432
Jefferson County, Revenue Bonds, Refunding	5.50	10/1/2053	5,000,000		5,468,704
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 3) Ser. A1	5.50	12/1/2029	5,000,000	[b]	5,353,981
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 5) Ser. A	5.25	7/1/2029	2,500,000	[b]	2,642,965
				29,823,124
Arizona - 2.3%
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[a]	941,124
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,180,081
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,010,956
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,282,462
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000		1,333,360
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000		1,614,575
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,172,658
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		728,457
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		875,546
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2051	1,750,000		1,523,729
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2061	3,700,000		3,101,494
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2041	720,000		678,116
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	650,199
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	396,524
Arizona Industrial Development Authority, Revenue Bonds (MACOMBS Facility Project) Ser. A	4.00	7/1/2041	1,000,000		941,828
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		1,953,269
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,600,000		1,275,102
Arizona Industrial Development Authority, Revenue Bonds (Somerset Academy of Las Vegas)	4.00	12/15/2041	500,000	[a]	424,169

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Arizona - 2.3% (continued)
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,877,981
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,698,501
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. 2019 F	3.00	1/1/2049	3,000,000		2,277,976
Maricopa County Pollution Control Corp., Revenue Bonds, Refunding (Southern California Edison)	2.40	6/1/2035	5,000,000		4,099,773
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		8,031,325
Pinal County Industrial Development Authority, Revenue Bonds (WOF SW GGP 1 Project) Ser. A	5.50	10/1/2033	2,056,000	[a]	1,996,385
				44,065,590
Arkansas - 1.0%
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (Hybar Steel Project) Ser. A	6.88	7/1/2048	2,500,000	[a]	2,734,434
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (U.S. Steel Corp.)	5.45	9/1/2052	2,500,000		2,550,583
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (U.S. Steel Corp.)	5.70	5/1/2053	7,000,000		7,257,207
Arkansas University, Revenue Bonds (Fayetteville Campus)	5.00	11/1/2042	5,990,000		6,280,750
				18,822,974
California - 14.5%
California, GO, Refunding	5.25	10/1/2045	4,000,000		4,629,194
California, GO, Refunding	5.25	9/1/2047	1,000,000		1,142,595
California University, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		5,377,885
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) (Clean Energy Project)	5.25	10/1/2031	6,000,000	[b]	6,350,825
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) Ser. B1	4.00	8/1/2031	3,000,000	[b]	3,017,134
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	4.25	7/1/2032	500,000	[a]	488,658
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	5.75	7/1/2060	3,000,000	[a]	3,047,294
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,279,879
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,750,000		2,802,190
California Community Housing Agency, Revenue Bonds (Creekwood Apartments) Ser. A	4.00	2/1/2056	5,000,000	[a]	3,346,132
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	3.00	8/1/2056	3,000,000	[a]	2,109,125
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	4.00	8/1/2046	2,480,000	[a]	2,147,920
California Community Housing Agency, Revenue Bonds (Serenity at Larkspur Apartments) Ser. A	5.00	2/1/2050	5,000,000	[a]	3,816,252
California Community Housing Agency, Revenue Bonds (Stoneridge Apartments) Ser. A	4.00	2/1/2056	3,250,000	[a]	2,516,426
California Community Housing Agency, Revenue Bonds (Verdant at Green Valley Project)	5.00	8/1/2049	5,000,000	[a]	4,764,777
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,706,410
California Educational Facilities Authority, Revenue Bonds (Sustainable Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,118,522
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,558,506
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,059,514

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
California - 14.5% (continued)
California Health Facilities Financing Authority, Revenue Bonds (Sustainable Bond)	4.35	6/1/2041	2,000,000		1,834,884
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,013,548
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	5/15/2046	5,000,000		5,073,127
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project) Ser. A-1	5.00	1/1/2056	1,200,000	[a]	957,786
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		609,912
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		2,770,639
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		5,173,758
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		6,152,258
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		5,214,335
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,400,628
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,417,213
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		2,747,393
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,070,366
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		7,656,642
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside II)	5.00	5/15/2049	2,000,000		2,056,848
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[a]	1,907,289
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[a]	1,462,431
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,510,100
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,427,437
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,249,848
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,206,523
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		693,405
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,088,506
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		2,960,734
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers) Ser. A	5.00	2/1/2042	1,000,000		1,022,583
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a,c]	375,000
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. 85	3.13	5/15/2029	1,000,000	[a]	964,736
California Public Finance Authority, Revenue Bonds (Hoag Memorial Hospital Presbyterian Obligated Group) Ser. A	4.00	7/15/2051	3,555,000		3,550,622
California Public Finance Authority, Revenue Bonds (Sustainable Bond) (ENSO Village Project)	5.00	11/15/2051	250,000	[a]	212,548

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
California - 14.5% (continued)
California Public Finance Authority, Revenue Bonds (Sustainable Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[a]	458,880
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2036	300,000	[a]	294,483
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2041	500,000	[a]	462,834
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2061	2,270,000	[a]	1,843,508
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2051	750,000	[a]	637,776
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	2,755,839
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,026,003
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	875,233
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	605,686
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	700,000	[a]	658,707
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2027	800,000	[a,d]	847,332
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,027,870
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,541,608
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[a]	6,582,778
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,020,617
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,569,347
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,534,669
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		2,993,434
CMFA Special Finance Agency, Revenue Bonds, Ser. A1	3.00	12/1/2056	1,000,000	[a]	697,947
CMFA Special Finance Agency VIII, Revenue Bonds, Ser. A2	4.00	8/1/2047	3,400,000	[a]	2,900,421
CSCDA Community Improvement Authority, Revenue Bonds (Sustainable Bond)	4.00	12/1/2056	2,500,000	[a]	1,846,198
CSCDA Community Improvement Authority, Revenue Bonds (Sustainable Bond)	4.00	2/1/2057	1,000,000	[a]	739,220
CSCDA Community Improvement Authority, Revenue Bonds (Sustainable Bond) Ser. A2	4.00	9/1/2056	5,000,000	[a]	3,796,676
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		4,637,799
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	2.96	1/15/2046	2,000,000		1,431,997
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D	3.06	1/15/2043	1,000,000		718,782
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		6,282,949

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
California - 14.5% (continued)
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		1,056,925
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,230,135
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	2.75	6/1/2034	5,000,000		4,204,658
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	3.29	6/1/2042	6,000,000		4,583,078
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	10,410,000		7,931,052
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B2	0.00	6/1/2066	10,000,000	[e]	1,138,327
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[e]	1,744,332
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[e]	3,226,729
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,005,547
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[e]	1,900,077
Norman Y. Mineta San Jose International Airport SJC, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		8,636,728
Northern California Gas Authority No. 1, Revenue Bonds (Gas Project) Ser. B, (3 Month TSFR +0.72%)	4.47	7/1/2027	400,000	[f]	396,823
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		1,100,660
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,007,284
San Diego County Regional Airport Authority, Revenue Bonds, Ser. A	4.00	7/1/2046	2,250,000		2,246,672
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2046	2,000,000		1,933,934
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2051	2,500,000		2,341,981
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2041	1,900,000		2,210,368
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2042	1,750,000		2,015,480
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2040	3,000,000		3,499,766
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[e]	2,286,413
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[e]	1,548,242
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		6,776,283
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[e]	4,209,507
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[e]	2,462,901
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		4,185,465
Tender Option Bond Trust Receipts (Series 2022-XL0357), (Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. H) Non-recourse, Underlying Coupon Rate 5.50%	9.89	5/15/2047	8,010,000	[a,g,h]	8,770,255
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	1,001,171
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2039	2,000,000		2,147,184
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	500,000		501,443

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
California - 14.5% (continued)
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2037	500,000		507,959
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	800,000		809,400
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	1,000,000		1,007,602
Transbay Joint Powers Authority, Tax Allocation Bonds (Sustainable Bond) Ser. A	5.00	10/1/2049	1,000,000		1,020,492
Transbay Joint Powers Authority, Tax Allocation Bonds (Sustainable Bond) Ser. A	5.00	10/1/2045	1,000,000		1,028,665
Transbay Joint Powers Authority, Tax Allocation Bonds (Sustainable Bond) Ser. A	5.00	10/1/2039	900,000		940,051
Transbay Joint Powers Authority, Tax Allocation Bonds (Sustainable Bond) Ser. A	5.00	10/1/2040	1,000,000		1,041,448
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2041	420,000		447,990
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2040	365,000		390,595
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2039	425,000		456,247
				273,798,799
Colorado - .9%
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2028	1,720,000	[d]	1,875,236
Centennial Water & Sanitation District, Revenue Bonds	5.00	12/1/2053	2,500,000		2,745,396
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,500,000		1,590,132
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		3,640,311
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	900,000	[a]	912,581
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,305,000	[a]	2,337,220
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000		1,734,115
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	7/15/2037	1,000,000		900,252
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2033	1,000,000		1,056,881
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,000,000		1,037,450
				17,829,574
Connecticut - .5%
Connecticut, GO (Sustainable Bond) Ser. B	3.00	6/1/2038	5,250,000		4,740,983
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. M	4.00	7/1/2037	5,000,000		5,012,408
				9,753,391
Delaware - .3%
Delaware, Revenue Bonds, Refunding	3.65	11/1/2035	4,600,000	[g]	4,600,000
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		754,614
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		999,994
				6,354,608
District of Columbia - 2.9%
District of Columbia, GO, Refunding, Ser. A	5.25	1/1/2048	5,375,000		6,036,299
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	4,265,000		4,300,646
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,150,614
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,234,729

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
District of Columbia - 2.9% (continued)
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,222,325
District of Columbia, Revenue Bonds (LOC; TD Bank NA) Ser. 2A	3.30	8/15/2038	8,000,000	[g]	8,000,000
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		5,064,786
District of Columbia Income Tax Revenue, Revenue Bonds, Ser. A	5.00	7/1/2042	6,000,000		6,749,458
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[e]	3,878,610
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		4,760,849
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C2	3.30	10/1/2039	1,000,000	[g]	1,000,000
Washington Metropolitan Area Transit Authority, Revenue Bonds (Sustainable Bond) Ser. A	3.00	7/15/2040	9,520,000		8,316,472
Washington Metropolitan Area Transit Authority, Revenue Bonds (Sustainable Bond) Ser. A	4.00	7/15/2046	3,000,000		2,961,211
				54,675,999
Florida - 2.7%
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,128,414
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,057,587
Capital Trust Agency, Revenue Bonds (H-Bay Ministries-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000	[c]	150,000
Capital Trust Agency, Revenue Bonds (H-Bay Ministries-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000	[c]	7,500
Collier County Health Facilities Authority, Revenue Bonds, Refunding (Moorings, Inc.) Ser. A	5.00	5/1/2045	2,500,000		2,521,805
Florida Development Finance Corp., Revenue Bonds (Green Bond) Ser. B	7.38	1/1/2049	2,000,000	[a]	2,049,968
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2050	6,500,000		6,517,664
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2040	1,650,000		1,674,850
Florida Development Finance Corp., Revenue Bonds, Refunding (Glenridge on Palmer Ranch Obligated Group)	5.00	6/1/2051	1,250,000	[a]	1,035,332
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	3.00	12/1/2048	7,500,000		5,723,539
Hillsborough County Industrial Development Authority, Revenue Bonds (Tampa General Hospital Project) Ser. A	4.00	8/1/2045	2,220,000		2,125,676
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. C	3.30	11/1/2038	3,300,000	[g]	3,300,000
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		7,548,880
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	1,625,000		1,634,417
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000		1,511,815
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,053,750
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,043,965
Miami-Dade County Seaport Department, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	4.00	10/1/2045	2,500,000		2,391,351

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Florida - 2.7% (continued)
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2051	1,000,000		965,656
Pasco County, Revenue Bonds (H Lee Moffitt Cancer Center Project) (Insured; Assured Guaranty Municipal Corp.)	5.75	9/1/2054	1,000,000		1,124,256
Seminole County, Revenue Bonds, Refunding	5.00	10/1/2052	3,600,000		3,879,436
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[e]	680,858
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[e]	530,738
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[e]	458,658
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[e]	433,513
				51,549,628
Georgia - 2.2%
DeKalb County Development Authority, Revenue Bonds (The Globe Academy Project), Ser. A	5.00	6/1/2050	300,000		303,328
DeKalb County Development Authority, Revenue Bonds (The Globe Academy Project), Ser. A	5.00	6/1/2040	250,000		258,607
DeKalb County Development Authority, Revenue Bonds (The Globe Academy Project), Ser. A	5.00	6/1/2055	400,000		402,444
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		6,305,258
George L Smith II Congress Center Authority, Revenue Bonds (Convention Center Hotel)	5.00	1/1/2054	3,000,000	[a]	2,706,253
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		1,909,274
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		2,016,227
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,013,315
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,250,000		2,330,392
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	1/1/2046	1,200,000		1,175,994
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	4.00	1/1/2051	1,000,000		944,931
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,200,000		1,226,368
Georgia Ports Authority, Revenue Bonds	5.25	7/1/2043	6,245,000		7,117,013
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,538,781
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	5,000,000	[b]	5,256,926
Main Street Natural Gas, Revenue Bonds, Ser. D	5.00	12/1/2030	5,000,000	[b]	5,275,643
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,528,216
				41,308,970
Hawaii - .4%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		7,145,097
Idaho - .8%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2051	2,500,000		2,302,314
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2046	2,000,000		1,901,611
Idaho Housing & Finance Association, Revenue Bonds, Ser. A	5.00	8/15/2043	9,655,000		10,864,133
				15,068,058
Illinois - 7.9%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,209,760
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		751,256
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		2,605,470
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		626,331

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Illinois - 7.9% (continued)
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	8,279,120
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	10,907,384
Chicago Board of Education, GO, Ser. A	5.00	12/1/2041	1,000,000		1,021,606
Chicago Board of Education, GO, Ser. A	5.88	12/1/2047	2,500,000		2,758,197
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	5,416,869
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		4,710,548
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,727,956
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,617,031
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,573,095
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,027,167
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,758,051
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,255,751
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		645,786
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,150,459
Chicago II, GO, Ser. B	7.75	1/1/2042	1,272,000		1,285,439
Chicago IL Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	1/1/2041	7,225,000		8,173,577
Chicago IL Waterworks, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	11/1/2039	6,080,000		6,815,036
Chicago IL Waterworks, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	11/1/2038	1,150,000		1,291,236
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,058,772
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,178,259
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		6,933,038
Cook County II, Revenue Bonds, Refunding, Ser. A	5.25	11/15/2045	5,000,000		5,523,054
Illinois, GO	5.50	5/1/2039	2,500,000		2,763,838
Illinois, GO	5.50	5/1/2030	2,500,000		2,788,810
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,585,092
Illinois, GO, Ser. A	5.00	3/1/2046	2,500,000		2,638,204
Illinois, GO, Ser. D	5.00	11/1/2028	5,150,000		5,479,135
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		3,012,084
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	6,000,000		7,040,296
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2042	4,000,000		4,466,414
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.25	1/1/2045	10,000,000		11,141,056
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[e]	5,020,432
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2047	2,000,000		1,899,676
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2042	3,000,000		2,964,106
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		2,056,744
				148,156,135
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,483,851
Indiana Finance Authority, Revenue Bonds (Tippecanoe Student Housing Project) Ser. A	5.00	6/1/2043	855,000		901,119
Indiana Finance Authority, Revenue Bonds (Tippecanoe Student Housing Project) Ser. A	5.00	6/1/2053	2,300,000		2,379,835
Indiana Finance Authority, Revenue Bonds (Tippecanoe Student Housing Project) Ser. A	5.00	6/1/2032	320,000		351,719

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Indiana - 1.0% (continued)
Indiana Finance Authority, Revenue Bonds (Tippecanoe Student Housing Project) Ser. A	5.00	6/1/2033	410,000		452,810
Indiana Finance Authority, Revenue Bonds (Tippecanoe Student Housing Project) Ser. A	5.00	6/1/2038	750,000		804,387
Indiana Finance Authority, Revenue Bonds (Tippecanoe Student Housing Project) Ser. A	5.13	6/1/2058	1,650,000		1,710,114
Indiana Finance Authority, Revenue Bonds (U.S. Steel Corp.) Ser. A	6.75	5/1/2039	1,000,000		1,120,812
Northern Indiana Commuter Transportation District, Revenue Bonds	5.00	1/1/2054	4,000,000		4,326,440
Northern Indiana Commuter Transportation District, Revenue Bonds	5.25	1/1/2049	3,000,000		3,338,771
				17,869,858
Iowa - .5%
Iowa Finance Authority, Revenue Bonds, Refunding (Sustainable Bond)	5.00	8/1/2042	4,000,000		4,552,433
Iowa Finance Authority, Revenue Bonds, Refunding (Sustainable Bond)	5.00	8/1/2041	4,000,000		4,578,698
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2040	1,000,000		1,007,465
				10,138,596
Kentucky - .4%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. B	3.70	1/1/2032	1,295,000	[a]	1,260,568
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	1,660,000		1,660,245
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	5,000,000	[b]	5,250,620
				8,171,433
Louisiana - 1.2%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,220,293
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,301,314
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Louisiana Utilities Restoration Corp.) Ser. A1A3	5.20	12/1/2039	8,000,000		8,098,811
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	1,000,000		768,713
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	240,000	[d]	257,641
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2024	500,000	[d]	506,363
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[a]	4,489,861
				21,642,996
Maine - .1%
Maine State Housing Authority, Revenue Bonds (Sustainable Bond) Ser. D	4.70	11/15/2053	2,500,000		2,512,396
Maryland - .6%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		768,034
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		206,336
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.30	4/1/2035	2,200,000	[g]	2,200,000
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2036	3,000,000		3,506,410

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Maryland - .6% (continued)
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2035	3,500,000		4,117,105
				10,797,885
Massachusetts - 4.0%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		728,645
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		717,545
Massachusetts, GO, Refunding, Ser. E	1.77	11/1/2032	90,000		71,093
Massachusetts, GO, Ser. 2020	5.00	7/1/2045	5,000,000		5,388,009
Massachusetts, GO, Ser. E	5.00	11/1/2045	7,070,000		7,644,287
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		5,654,129
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,094,681
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		5,613,554
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds)	5.13	11/15/2046	1,500,000	[a]	1,544,971
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,026,041
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Childrens Hospital) (LOC; TD Bank NA) Ser. U1	3.65	3/1/2048	8,300,000	[g]	8,300,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,019,482
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[a]	2,987,535
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[a]	1,016,967
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[a]	1,924,446
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,500,000		1,501,064
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,146,499
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		485,802
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,363,333
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. N	5.00	10/1/2043	1,000,000		1,018,548
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) Ser. A1	3.77	12/1/2037	300,000	[g]	300,000
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.25	2/15/2048	9,500,000		10,080,897
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		10,615,255
The Massachusetts Clean Water Trust, Revenue Bonds (MWRA Program) Refunding, Ser. A	5.75	8/1/2029	50,000		50,478
				75,293,261
Michigan - 2.5%
Detroit, GO	5.00	4/1/2034	1,000,000		1,038,421
Detroit, GO	5.00	4/1/2033	1,150,000		1,194,753
Detroit, GO	5.00	4/1/2035	1,660,000		1,721,271
Detroit, GO	5.00	4/1/2038	1,235,000		1,265,248
Detroit, GO	5.00	4/1/2036	1,200,000		1,240,183
Detroit, GO	5.00	4/1/2029	1,000,000		1,043,660
Detroit, GO	5.00	4/1/2028	900,000		942,109
Detroit, GO	5.00	4/1/2030	700,000		728,451
Detroit, GO	5.00	4/1/2032	850,000		883,354

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Michigan - 2.5% (continued)
Detroit, GO	5.00	4/1/2031	1,000,000		1,039,615
Detroit, GO (Sustainable Bond) Ser. A	5.00	4/1/2050	2,000,000		2,022,866
Detroit, GO (Sustainable Bond) Ser. A	5.00	4/1/2046	1,250,000		1,272,321
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		10,009,372
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	1,500,000		1,506,976
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	2,100,000		2,094,922
Michigan Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2041	5,075,000		5,722,196
Michigan Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2042	5,330,000		5,988,701
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	30,000,000	[e]	1,328,322
Michigan University, Revenue Bonds, Ser. A	3.50	4/1/2052	7,290,000		5,670,977
				46,713,718
Minnesota - .5%
Forest Lake, Revenue Bonds, Refunding (North Lakes Academy Project)	5.00	7/1/2056	4,000,000		3,513,829
Minneapolis, Revenue Bonds (Allina Health System Obligated Group)	4.00	11/15/2038	5,000,000		5,064,036
				8,577,865
Mississippi - .2%
Mississippi Development Bank, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2025	2,500,000	[d]	2,587,395
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,630,901
				4,218,296
Missouri - .3%
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.00	5/1/2047	2,805,000		3,085,421
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.25	5/1/2052	3,000,000		3,332,679
				6,418,100
Montana - .1%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	4.00	8/15/2036	1,250,000		1,272,811
Nebraska - 1.1%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	10,000,000	[b]	10,031,156
Tender Option Bond Trust Receipts (Series 2022-XL0356), (Omaha Public Power District, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 5.00%	7.11	2/1/2042	10,000,000	[a,g,h]	10,546,593
				20,577,749
Nevada - .2%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		873,964
Nevada Department of Business & Industry, Revenue Bonds (Sustainable Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a,c]	2,000,000
Nevada Department of Business & Industry, Revenue Bonds (Sustainable Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,351,434	[a]	540,574
				3,414,538
New Hampshire - .1%
New Hampshire Business Finance Authority, Revenue Bonds (Presbyterian Senior Living Poject) Ser. A	5.25	7/1/2048	2,500,000		2,583,219
New Jersey - 2.4%
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	668,775
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,032,738

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
New Jersey - 2.4% (continued)
New Jersey Economic Development Authority, Revenue Bonds (The Goethals)	5.13	1/1/2034	5,325,000		5,327,586
New Jersey Economic Development Authority, Revenue Bonds (The Goethals)	5.38	1/1/2043	5,500,000		5,515,064
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	1,000,000		1,109,057
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2042	3,000,000		3,005,746
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,127,215
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,081,962
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	6/15/2042	2,000,000		2,256,272
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	4.25	6/15/2044	1,000,000		1,013,661
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. A1	5.00	6/15/2030	1,500,000		1,563,608
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.25	6/15/2050	3,000,000		3,288,970
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2035	2,000,000	[i]	2,142,675
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	2.78	1/1/2040	2,000,000		1,491,519
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,524,773
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,284,817
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,070,389
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,184,712
				44,689,539
New York - 13.0%
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2041	1,200,000	[a]	1,114,486
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2051	1,450,000	[a]	1,263,871
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	990,428
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	512,430
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	708,925
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000	[a]	321,721
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000	[a]	509,494
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2041	525,000	[a]	429,176
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	2.50	6/15/2031	250,000	[a]	215,428
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	5.00	6/15/2051	1,250,000	[a]	1,142,395
Build New York City Resource Corp., Revenue Bonds (Sustainable Bond) (KIPP NYC Public Charter Schools)	5.25	7/1/2057	1,750,000		1,807,661
Build New York City Resource Corp., Revenue Bonds (Sustainable Bond) (KIPP NYC Public Charter Schools)	5.25	7/1/2052	1,500,000		1,556,179
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. C1	5.00	11/15/2050	6,000,000		6,280,335
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. C2	5.18	11/15/2049	10,000,000		9,548,685

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
New York - 13.0% (continued)
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		4,948,065
Monroe County Industrial Development Corp., Revenue Bonds (Sustainable Bond) Ser. A	4.72	1/1/2044	1,500,000		1,535,460
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A3	3.70	10/1/2040	2,500,000	[g]	2,500,000
New York City, GO (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. A5	3.75	8/1/2044	10,000,000	[g]	10,000,000
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	5,705,000		6,804,133
New York City, GO, Ser. F1	3.00	3/1/2041	1,215,000		1,052,420
New York City, GO, Ser. F5	3.78	6/1/2044	7,300,000	[g]	7,300,000
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2039	2,285,000		1,997,278
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2037	2,250,000		2,051,877
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2040	1,750,000		1,503,447
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2046	5,000,000		3,978,323
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	3.00	3/1/2036	2,500,000		2,363,780
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	3.45	6/15/2035	4,500,000	[g]	4,500,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution)	3.45	6/15/2045	3,900,000	[g]	3,900,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. 2008-BB1-R	3.30	6/15/2036	10,000,000	[g]	10,000,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. AA5	3.65	6/15/2048	4,000,000	[g]	4,000,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding (Second General Resolution) Ser. DD-3A	3.45	6/15/2043	3,300,000	[g]	3,300,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S1A	3.00	7/15/2039	1,750,000		1,559,560
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	5/1/2041	6,775,000		7,675,145
New York City Transitional Finance Authority, Revenue Bonds, Ser. B4	3.75	8/1/2042	8,600,000	[g]	8,600,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.25	2/1/2053	2,500,000		2,760,998
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2045	4,500,000		4,351,031
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	4,000,000		3,639,999
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	8,000,000	[a]	8,002,124
New York Liberty Development Corp., Revenue Bonds, Refunding (Sustainable Bond) Ser. A	3.00	11/15/2051	2,500,000		1,861,858
New York State Dormitory Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. D	5.00	10/1/2038	5,000,000		5,649,773
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		500,119
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. P	5.25	1/1/2054	1,500,000		1,658,502
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	5,000,000		4,933,630

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
New York - 13.0% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	8,000,000		8,442,993
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2040	5,000,000		5,160,858
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		2,574,316
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,133,758
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2038	2,805,000		2,979,816
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2039	4,000,000		4,243,049
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2041	5,335,000		5,597,982
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2042	3,000,000		3,135,565
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/30/2049	2,000,000		2,100,007
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	2.25	8/1/2026	620,000		598,659
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	1,000,000		931,563
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	2,000,000		1,937,843
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	400,000		428,388
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2037	700,000		738,776
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport)	5.25	8/1/2031	1,380,000		1,455,811
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport)	5.38	8/1/2036	1,000,000		1,044,905
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		3,720,510
Oneida Indian Nation of New York, Revenue Bonds, Ser. B	6.00	9/1/2043	1,150,000	[a]	1,199,577
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2030	1,675,000		1,845,610
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	5,000,000		5,258,913
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A1	5.25	5/15/2059	5,000,000		5,512,301
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A1	5.25	5/15/2064	5,000,000		5,490,341
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A2	5.25	5/15/2059	6,000,000		6,564,855
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A2	5.25	5/15/2064	5,000,000		5,450,630
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A3	5.25	5/15/2064	10,000,000		10,860,334
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	5.00	5/15/2040	4,000,000		4,487,948
				245,224,044
North Carolina - .2%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,576,481
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds, Refunding (Atrium Health Obligated Group) (LOC; Royal Bank of Canada) Ser. E	3.68	1/15/2042	2,400,000	[g]	2,400,000
				3,976,481
North Dakota - .3%
North Dakota Housing Finance Agency, Revenue Bonds (Sustainable Bond)	4.50	7/1/2043	2,835,000		2,862,366

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
North Dakota - .3% (continued)
North Dakota Housing Finance Agency, Revenue Bonds (Sustainable Bond)	4.55	7/1/2048	3,410,000		3,424,810
				6,287,176
Ohio - 3.1%
Allen County Hospital Facilities, Revenue Bonds (Catholic Healthcare) (LOC; Bank of Montreal) Ser. C	3.50	6/1/2034	700,000	[g]	700,000
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	9,700,000		9,257,272
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,460,378
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,506,687
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,603,530
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	3.00	8/1/2040	1,600,000		1,326,912
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2041	500,000		494,824
Ohio, GO, Ser. A	3.00	5/1/2039	5,000,000		4,574,607
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,020,843
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,011,597
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2039	800,000		802,780
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2038	1,600,000		1,613,865
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2040	1,300,000		1,294,330
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	5.00	1/15/2036	1,400,000		1,498,012
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,461,274
Ohio Air Quality Development Authority, Revenue Bonds, Refunding (Duke Energy) Ser. A	4.25	6/1/2027	1,000,000	[b]	1,010,294
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	5,000,000		4,704,490
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2047	5,000,000		4,510,906
Ohio Turnpike & Infrastructure Commission, Revenue Bonds (Convertible Cabs)	5.70	2/15/2034	3,000,000		3,576,032
Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds (Sustainable Bond) Ser. B	5.00	12/1/2043	5,000,000		5,656,710
Southern Ohio Port Authority, Revenue Bonds (PureCycle Project) Ser. A	7.00	12/1/2042	4,000,000	[a]	4,200,000
Toledo-Lucas County Port Authority, Revenue Bonds (University of Toledo Parking Project)	4.00	1/1/2051	1,000,000		859,722
				59,145,065
Oregon - .1%
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a,c]	200
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a,c]	200
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[c]	10
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Sustainable Bond) Ser. B	5.00	11/1/2039	700,000	[a]	752,304
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Sustainable Bond) Ser. B	5.00	11/1/2036	700,000	[a]	763,966
				1,516,680

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Pennsylvania - 2.2%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (U.S. Steel Corp.)	4.88	11/1/2024	2,000,000		2,004,050
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (U.S. Steel Corp.)	5.13	5/1/2030	1,750,000		1,834,037
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		3,746,030
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,503,831
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,117,851
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2040	1,300,000		1,377,748
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2041	1,750,000		1,848,357
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2046	2,000,000		2,088,613
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2037	600,000		643,081
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2038	1,085,000		1,157,780
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2039	1,100,000		1,171,935
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2051	700,000		544,268
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2046	685,000		557,111
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		1,680,975
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2057	1,000,000		1,055,408
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a,c]	1,143,750
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	3.30	12/1/2038	3,000,000	[g]	3,000,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.30	12/1/2043	10,000,000	[g]	10,000,000
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. A	3.00	12/1/2051	3,000,000		2,280,494
				40,755,319
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000		1,075,964
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		7,082,263
				8,158,227
South Carolina - .6%
South Carolina Housing Finance & Development Authority, Revenue Bonds (Edgewood Place SC) (Insured; Federal National Mortgage Association)	4.80	7/1/2045	2,000,000		2,025,047
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,055,152
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2046	1,370,000		1,369,897
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2036	1,370,000		1,379,739
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2037	835,000		832,185

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
South Carolina - .6% (continued)
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2034	1,505,000		1,682,043
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2035	1,580,000		1,762,085
				11,106,148
Tennessee - 1.0%
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds (Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/1/2053	1,000,000		1,097,683
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds (Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/1/2048	1,500,000		1,660,698
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	3.75	2/1/2036	200,000	[g]	200,000
New Memphis Arena Public Building Authority, Revenue Bonds	4.00	4/1/2031	750,000	[j]	691,396
New Memphis Arena Public Building Authority, Revenue Bonds (Memphis Project)	0.00	4/1/2032	775,000	[e]	558,997
Tennessee, GO, Ser. A	5.00	5/1/2041	8,430,000		9,657,588
Tennessee Energy Acquisition Corp., Revenue Bonds, Refunding (Gas Project) Ser A1	5.00	5/1/2028	5,000,000	[b]	5,172,996
				19,039,358
Texas - 11.2%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,104,673
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,342,096
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2046	860,000		686,321
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2041	610,000		515,483
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2036	330,000		299,971
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		839,182
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		1,749,129
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		968,970
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		13,421,269
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation)	5.00	7/15/2041	1,750,000		1,574,913
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	1,250,000		1,314,607
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,525,000		2,527,499
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		2,773,004
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,502,774
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) (Insured; Permanent School Fund Guaranteed)	5.00	8/15/2047	4,305,000		4,689,553
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	18,000,000		18,429,037
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.00	12/1/2045	3,855,000		3,864,567
Collin County, GO	5.00	2/15/2040	5,000,000		5,672,137
Columbia-Brazoria Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2044	2,025,000		2,248,558

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Texas - 11.2% (continued)
Columbia-Brazoria Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2043	1,935,000		2,155,300
Dallas Area Rapid Transit, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	10,000,000		9,681,523
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2047	3,625,000		4,007,738
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	2,290,000		1,808,824
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		4,772,222
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		5,270,752
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.20	10/1/2031	2,000,000		2,207,966
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.40	10/1/2033	2,500,000		2,772,371
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.45	10/1/2034	2,235,000		2,478,286
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Texas Children's Hospital Obligated Group) Ser. A	3.00	10/1/2051	5,000,000		3,734,762
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2041	750,000		717,729
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2040	1,000,000		963,234
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2039	900,000		881,026
Houston Airport System, Revenue Bonds (United Airlines)	4.00	7/15/2041	2,250,000		2,053,665
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	4.75	7/1/2024	1,355,000		1,357,764
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		1,014,146
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		1,013,986
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		1,014,146
Marshall Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2039	1,720,000		1,779,068
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,244,752
Montgomery Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2040	4,425,000		4,932,043
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (Sanctuary LTC Project) Ser. A1	5.25	1/1/2042	5,000,000		4,024,812
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	767,233
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,016,377
Permanent University Fund - University of Texas System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	10,300,000		11,742,999
Port Beaumont Navigation District, Revenue Bonds	2.75	1/1/2036	1,000,000	[a]	765,388
Port Beaumont Navigation District, Revenue Bonds	2.88	1/1/2041	1,000,000	[a]	701,154
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. 234	3.63	1/1/2035	1,500,000	[a]	1,296,081
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,155,649
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		937,178
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	5.00	2/1/2044	2,000,000		2,173,538
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.10	4/1/2035	10,000,000		10,077,993
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.17	4/1/2041	10,000,000		10,158,557
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.50	12/31/2058	7,500,000		8,255,693
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,002,426

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Texas - 11.2% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000		1,593,837
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,500,000		1,485,944
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2036	3,100,000		3,149,788
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,497,755
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2037	1,250,000		1,257,282
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2037	1,250,000		1,260,801
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2038	2,000,000		2,005,968
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2038	2,000,000		2,008,510
Texas Public Finance Authority, Revenue Bonds (Texas Southern University) (Insured; Build America Mutual)	5.25	5/1/2041	1,000,000		1,088,917
Texas Public Finance Authority, Revenue Bonds (Texas Southern University) (Insured; Build America Mutual)	5.25	5/1/2039	300,000		329,160
Texas Public Finance Authority, Revenue Bonds (Texas Southern University) (Insured; Build America Mutual)	5.25	5/1/2040	520,000		568,622
Texas Transportation Commission Highway 249 System, Revenue Bonds	5.00	8/1/2057	2,000,000		2,024,642
Texas Water Development Board, Revenue Bonds	5.00	8/1/2044	5,600,000		6,269,785
Texas Water Development Board, Revenue Bonds (Master Trust)	5.00	10/15/2057	3,565,000		3,856,249
University of Texas System Board of Regents, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2043	5,000,000		5,577,293
				211,434,677
U.S. Related - 5.4%
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.00	10/1/2028	980,000		1,000,214
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2036	685,000		706,151
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2031	1,515,000		1,579,060
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2035	265,000		275,263
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2040	525,000		537,454
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2033	1,000,000		1,051,198
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2043	1,250,000		1,266,647
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,475,904
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2042	2,250,000		2,168,751
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2036	1,750,000		1,768,360
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		2,063,632
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	2,090,000		2,243,745
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2039	8,000,000		8,368,432
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2030	3,000,000		3,188,373
Puerto Rico, GO, Ser. A	0.00	7/1/2033	1,034,664	[e]	666,885
Puerto Rico, GO, Ser. A	0.00	7/1/2024	130,448	[e]	128,724
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	803,995		789,829

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
U.S. Related - 5.4% (continued)
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	722,684		701,478
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	620,253		592,392
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	843,308		783,293
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	877,029		792,662
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	895,428		909,141
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	887,317		937,399
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	872,922		946,829
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	847,862		946,918
Puerto Rico, Notes	2.28	11/1/2051	7,060,081	[g]	3,256,462
Puerto Rico, Notes	2.64	11/1/2043	3,557,658	[g]	2,085,677
Puerto Rico, Notes	2.98	11/1/2051	327,159	[g]	194,659
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	7,500,000	[a]	7,572,344
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	15,000,000	[a]	15,592,039
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	5,000,000	[a]	5,169,344
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2024	2,000,000	[c]	525,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[c]	2,650,000
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	3,069,810		2,931,669
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[e]	378,888
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[e]	318,699
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[e]	392,403
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,350,000	[e]	1,050,893
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,340,000	[e]	1,738,525
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[e]	352,013
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	81,000	[e]	80,112
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,338,885
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		209,613
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,526,873
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		8,848,855
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,102,344
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		61,029
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		844,884
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000	[a]	1,410,578
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000	[a]	2,179,445
				101,699,967
Utah - 1.7%
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2042	15,000,000		16,784,529
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds	4.00	8/1/2050	2,000,000	[a]	1,606,408
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds	4.00	8/1/2030	1,000,000	[a]	969,423
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2052	2,000,000		1,483,431
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2041	2,025,000		1,681,369
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2036	1,000,000		879,612
Military Installation Development Authority, Revenue Bonds, Ser. A2	4.00	6/1/2052	2,250,000		1,668,860
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000		650,780
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,186,086

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
Utah - 1.7% (continued)
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. A	4.00	5/15/2043	2,750,000		2,729,999
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. A	5.00	5/15/2050	3,000,000		3,178,009
				32,818,506
Virginia - 3.1%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000		4,852,790
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	4.88	7/15/2040	2,000,000		2,058,944
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Ser. A	4.00	7/1/2052	13,000,000		12,658,260
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	4,555,000	[c]	4,222,576
Virginia College Building Authority, Revenue Bonds (21st Century College)	5.25	2/1/2042	6,105,000		6,998,895
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Ser. A	5.00	7/1/2043	6,550,000		7,416,946
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,000,000		4,028,911
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		4,542,158
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	3,500,000		3,257,921
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (Elizabeth River Crossings OpCo)	4.00	1/1/2040	1,000,000		963,675
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2045	3,000,000		2,750,677
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2036	2,500,000		2,473,601
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2051	2,750,000		2,420,110
				58,645,464
Washington - 1.6%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. S1	3.00	11/1/2036	5,000,000		4,792,566
Tacoma Electric System, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	5.00	1/1/2054	2,500,000		2,710,873
Tacoma Electric System, Revenue Bonds, Refunding (Sustainable Bond) Ser. A	5.00	1/1/2049	3,500,000		3,829,880
Washington, GO, Ser. A	5.00	8/1/2040	10,000,000		11,453,161
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	4.00	9/1/2050	1,000,000		911,786
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	4.00	12/1/2048	1,000,000	[a]	921,540
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance)	5.00	9/1/2050	1,500,000		1,572,067
Washington Housing Finance Commission, Revenue Bonds (Sustainable Bond) (Insured; GNMA/FNMA/FHLMC) Ser. 2N	4.80	12/1/2043	2,000,000		2,046,215
Washington Housing Finance Commission, Revenue Bonds, Refunding (Seattle Academy of Arts)	6.13	7/1/2053	1,000,000	[a]	1,099,178
				29,337,266
West Virginia - .8%
West Virginia, GO, Ser. B	5.00	6/1/2041	10,000,000		10,617,380
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000	[b]	1,004,587
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center)	5.00	9/1/2039	1,450,000		1,491,120

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.8% (continued)
West Virginia - .8% (continued)
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center)	5.00	9/1/2038	1,500,000		1,549,288
				14,662,375
Wisconsin - 1.9%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	1,125,000
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		3,269,928
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		933,745
Public Finance Authority, Revenue Bonds (Sky Harbour Capital Obligated Group)	4.25	7/1/2054	2,500,000		1,747,563
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,141,682
Public Finance Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C	3.80	10/1/2055	3,500,000	[g]	3,500,000
Public Finance Authority, Revenue Bonds, Refunding (Nevada State College) Ser. A	5.00	5/1/2060	3,925,000	[a]	2,974,070
Public Finance Authority, Revenue Bonds, Refunding (Nevada State College) Ser. B	9.00	5/1/2071	1,815,000	[a]	1,617,193
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center)	4.00	6/1/2045	6,515,000		6,074,965
Public Finance Authority, Revenue Bonds, Ser. A	5.00	2/1/2062	2,500,000		2,489,396
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[e]	1,397,164
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[e]	3,417,832
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000		4,469,550
				35,158,088
Total Long-Term Municipal Investments (cost $1,956,978,755)			1,882,209,048
Total Investments (cost $1,971,978,755)			100.3%	1,892,431,214
Liabilities, Less Cash and Receivables			(0.3%)	(6,369,843)
Net Assets			100.0%	1,886,061,371

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $238,964,072 or 12.67% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Non-income producing—security in default.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

h Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

i Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of February 29, 2024.

j Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

Portfolio Summary (Unaudited) †	Value (%)
General	18.4
Education	14.4
Transportation	9.7
General Obligation	9.2
Medical	8.2
Development	7.8
Water	6.7
Airport	5.6
Housing	3.6
School District	3.5
Tobacco Settlement	3.2
Power	2.9
Nursing Homes	2.4
Multifamily Housing	1.7
Utilities	1.5
Single Family Housing	.6
Healthcare-Services	.4
Prerefunded	.3
Industrial	.2
Facilities	.0
100.3

† Based on net assets.

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	100	6/18/2024	11,884,184	11,925,000	(40,816)
U.S. Treasury Ultra Long Bond	175	6/18/2024	22,246,541	22,378,125	(131,584)
Ultra 10 Year U.S. Treasury Notes	225	6/18/2024	25,653,087	25,688,673	(35,586)
Gross Unrealized Depreciation				(207,986)

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2024 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	1,962,039,594	404,025,904	92,530,258	175,094,097
Interest receivable	21,120,025	3,684,186	1,172,094	1,924,365
Receivable for shares of Beneficial Interest subscribed	1,485,134	440,000	300,000	145,000
Cash collateral held by broker—Note 4	262,400	-	-	-
Prepaid expenses	42,114	22,178	17,994	16,453
	1,984,949,267	408,172,268	94,020,346	177,179,915
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	772,972	131,046	36,298	73,416
Payable for shares of Beneficial Interest redeemed	14,691,813	535,751	38,114	5,218
Payable for investment securities purchased	8,092,214	4,974,363	-	-
Cash overdraft due to Custodian	3,521,227	555,350	103,759	253,034
Trustees’ fees and expenses payable	35,720	13,370	2,816	5,417
Payable for futures variation margin—Note 4	32,031	-	-	-
Other accrued expenses	87,544	56,027	38,525	44,316
	27,233,521	6,265,907	219,512	381,401
Net Assets ($)	1,957,715,746	401,906,361	93,800,834	176,798,514
Composition of Net Assets ($):
Paid-in capital	2,036,504,056	422,602,152	96,936,649	187,322,007
Total distributable earnings (loss)	(78,788,310)	(20,695,791)	(3,135,815)	(10,523,493)
Net Assets ($)	1,957,715,746	401,906,361	93,800,834	176,798,514
† Investments at cost ($)	1,986,888,570	409,451,243	94,066,035	179,686,691
Net Asset Value Per Share
Class M
Net Assets ($)	1,900,246,509	388,138,075	88,882,558	169,567,925
Shares Outstanding	145,735,405	30,870,037	7,678,497	13,789,737
Net Asset Value Per Share ($)	13.04	12.57	11.58	12.30
Investor Shares
Net Assets ($)	57,469,237	13,768,286	4,918,276	7,230,589
Shares Outstanding	4,412,714	1,095,858	425,436	588,324
Net Asset Value Per Share ($)	13.02	12.56	11.56	12.29

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	94,900,427	1,905,936,214
Interest receivable	1,011,205	19,641,833
Cash collateral held by broker—Note 4	-	2,215,000
Receivable for shares of Beneficial Interest subscribed	80,071	1,864,787
Prepaid expenses	22,833	35,097
	96,014,536	1,929,692,931
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	38,922	967,403
Cash overdraft due to Custodian	141,458	3,635,671
Trustees’ fees and expenses payable	3,446	56,367
Payable for inverse floater notes issued—Note 4	-	27,010,000
Payable for investment securities purchased	-	9,712,782
Payable for futures variation margin—Note 4	-	232,423
Interest and expense payable related to inverse floater notes issued—Note 4	-	77,183
Payable for shares of Beneficial Interest redeemed	3,017	1,847,209
Other accrued expenses	44,590	92,522
	231,433	43,631,560
Net Assets ($)	95,783,103	1,886,061,371
Composition of Net Assets ($):
Paid-in capital	102,426,157	2,002,109,626
Total distributable earnings (loss)	(6,643,054)	(116,048,255)
Net Assets ($)	95,783,103	1,886,061,371
† Investments at cost ($)	97,633,281	1,985,483,755
Net Asset Value Per Share
Class M
Net Assets ($)	86,804,206	1,828,683,012
Shares Outstanding	8,293,697	146,483,698
Net Asset Value Per Share ($)	10.47	12.48
Investor Shares
Net Assets ($)	8,978,897	57,378,359
Shares Outstanding	857,469	4,594,597
Net Asset Value Per Share ($)	10.47	12.49

See notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2024 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	30,201,439	5,075,145	1,373,308	2,594,333
Expenses:
Management fee—Note 3(a)	3,304,302	749,853	224,318	303,609
Administration fee—Note 3(a)	1,297,257	294,365	61,649	119,191
Trustees’ fees and expenses—Note 3(c)	120,983	26,347	5,660	11,380
Professional fees	69,440	34,512	22,798	22,870
Shareholder servicing costs—Note 3(b)	64,606	18,984	6,030	9,523
Registration fees	33,235	19,365	16,271	16,392
Loan commitment fees—Note 2	22,619	4,836	936	2,028
Custodian fees—Note 3(b)	19,966	7,577	3,503	3,173
Chief Compliance Officer fees—Note 3(b)	6,976	6,976	6,976	6,976
Prospectus and shareholders’ reports	6,416	8,022	5,615	6,631
Miscellaneous	57,321	25,575	13,909	18,527
Total Expenses	5,003,121	1,196,412	367,665	520,300
Less—reduction in expenses due to undertakings—Note 3(a)	-	(230,616)	(95,886)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(21,115)	(7,897)	(3,094)	(3,601)
Net Expenses	4,982,006	957,899	268,685	516,699
Net Investment Income	25,219,433	4,117,246	1,104,623	2,077,634
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,077,306)	(3,974,373)	(26,888)	(209,723)
Net realized gain (loss) on futures	(220,550)	-	(16,711)	(33,420)
Net Realized Gain (Loss)	(6,297,856)	(3,974,373)	(43,599)	(243,143)
Net change in unrealized appreciation (depreciation) on investments	54,033,866	9,247,910	2,488,146	4,500,455
Net change in unrealized appreciation (depreciation) on futures	244,450	-	9,352	18,704
Net Change in Unrealized Appreciation (Depreciation)	54,278,316	9,247,910	2,497,498	4,519,159
Net Realized and Unrealized Gain (Loss) on Investments	47,980,460	5,273,537	2,453,899	4,276,016
Net Increase in Net Assets Resulting from Operations	73,199,893	9,390,783	3,558,522	6,353,650

See notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	1,492,858	39,364,671
Expenses:
Management fee—Note 3(a)	246,323	4,615,979
Administration fee—Note 3(a)	67,743	1,268,488
Professional fees	22,720	59,408
Registration fees	15,475	38,021
Shareholder servicing costs—Note 3(b)	11,272	67,088
Trustees’ fees and expenses—Note 3(c)	6,502	123,375
Prospectus and shareholders’ reports	2,603	12,415
Custodian fees—Note 3(b)	2,590	20,442
Loan commitment fees—Note 2	1,276	25,219
Interest and expense related to inverse floater notes issued—Note 4	-	289,032
Chief Compliance Officer fees—Note 3(b)	6,976	6,976
Miscellaneous	18,925	65,126
Total Expenses	402,405	6,591,569
Less—reduction in expenses due to undertakings—Note 3(a)	(99,357)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(3,535)	(20,999)
Net Expenses	299,513	6,570,570
Net Investment Income	1,193,345	32,794,101
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(303,148)	(15,797,495)
Net realized gain (loss) on futures	(18,799)	7,019,932
Net Realized Gain (Loss)	(321,947)	(8,777,563)
Net change in unrealized appreciation (depreciation) on investments	2,600,936	70,949,633
Net change in unrealized appreciation (depreciation) on futures	10,521	1,914,638
Net Change in Unrealized Appreciation (Depreciation)	2,611,457	72,864,271
Net Realized and Unrealized Gain (Loss) on Investments	2,289,510	64,086,708
Net Increase in Net Assets Resulting from Operations	3,482,855	96,880,809

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	25,219,433	47,402,562	4,117,246	9,875,925
Net realized gain (loss) on investments	(6,297,856)	(20,432,226)	(3,974,373)	(8,042,674)
Net change in unrealized appreciation (depreciation) on investments	54,278,316	4,786,612	9,247,910	7,443,247
Net Increase (Decrease) in Net Assets Resulting from Operations	73,199,893	31,756,948	9,390,783	9,276,498
Distributions ($):
Distributions to shareholders:
Class M	(24,413,247)	(45,891,692)	(3,862,767)	(9,501,728)
Investor Shares	(621,902)	(1,182,263)	(122,876)	(250,932)
Total Distributions	(25,035,149)	(47,073,955)	(3,985,643)	(9,752,660)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	506,669,498	890,450,284	62,132,830	207,572,625
Investor Shares	25,130,463	34,515,797	6,480,909	14,486,708
Distributions reinvested:
Class M	2,345,236	4,664,543	430,356	1,185,298
Investor Shares	519,745	981,213	98,345	191,306
Cost of shares redeemed:
Class M	(516,724,145)	(1,182,562,586)	(134,514,199)	(631,068,258)
Investor Shares	(19,080,572)	(46,663,957)	(8,803,194)	(19,366,276)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,139,775)	(298,614,706)	(74,174,953)	(426,998,597)
Total Increase (Decrease) in Net Assets	47,024,969	(313,931,713)	(68,769,813)	(427,474,759)
Net Assets ($):
Beginning of Period	1,910,690,777	2,224,622,490	470,676,174	898,150,933
End of Period	1,957,715,746	1,910,690,777	401,906,361	470,676,174
Capital Share Transactions (Shares):
Class Ma
Shares sold	39,788,138	69,827,030	4,976,799	16,803,149
Shares issued for distributions reinvested	183,816	366,729	34,499	95,767
Shares redeemed	(40,771,733)	(93,438,719)	(10,786,611)	(51,054,883)
Net Increase (Decrease) in Shares Outstanding	(799,779)	(23,244,960)	(5,775,313)	(34,155,967)
Investor Shares[a]
Shares sold	1,980,541	2,709,823	520,353	1,172,547
Shares issued for distributions reinvested	40,730	77,177	7,889	15,458
Shares redeemed	(1,497,213)	(3,669,309)	(706,981)	(1,565,581)
Net Increase (Decrease) in Shares Outstanding	524,058	(882,309)	(178,739)	(377,576)

[a]

During the period ended February 29, 2024, 1,861,142 Class M shares representing $23,669,001 were exchanged for 1,863,214 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 559,539 Class M shares representing $6,970,628 were exchanged for 559,935 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2023, 2,686,071 Class M shares representing $34,268,783 were exchanged for 2,689,496 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,176,797 Class M shares representing $14,549,098 were exchanged for 1,177,620 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	1,104,623	2,128,064	2,077,634	4,318,025
Net realized gain (loss) on investments	(43,599)	(295,872)	(243,143)	(2,753,847)
Net change in unrealized appreciation (depreciation) on investments	2,497,498	(485,588)	4,519,159	1,157,860
Net Increase (Decrease) in Net Assets Resulting from Operations	3,558,522	1,346,604	6,353,650	2,722,038
Distributions ($):
Distributions to shareholders:
Class M	(1,032,056)	(1,996,837)	(1,971,050)	(4,160,777)
Investor Shares	(52,562)	(103,122)	(80,628)	(192,029)
Total Distributions	(1,084,618)	(2,099,959)	(2,051,678)	(4,352,806)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	23,987,063	27,164,451	49,476,109	90,049,738
Investor Shares	1,183,773	1,257,019	1,988,815	4,437,819
Distributions reinvested:
Class M	72,088	99,202	252,142	533,547
Investor Shares	48,900	95,466	63,564	162,304
Cost of shares redeemed:
Class M	(17,735,367)	(55,709,358)	(57,261,304)	(169,708,732)
Investor Shares	(1,350,791)	(2,106,294)	(2,594,394)	(7,201,632)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	6,205,666	(29,199,514)	(8,075,068)	(81,726,956)
Total Increase (Decrease) in Net Assets	8,679,570	(29,952,869)	(3,773,096)	(83,357,724)
Net Assets ($):
Beginning of Period	85,121,264	115,074,133	180,571,610	263,929,334
End of Period	93,800,834	85,121,264	176,798,514	180,571,610
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,133,160	2,396,933	4,134,065	7,503,675
Shares issued for distributions reinvested	6,327	8,796	20,937	44,603
Shares redeemed	(1,569,052)	(4,958,438)	(4,800,032)	(14,271,814)
Net Increase (Decrease) in Shares Outstanding	570,435	(2,552,709)	(645,030)	(6,723,536)
Investor Shares[a]
Shares sold	104,127	110,460	168,691	369,326
Shares issued for distributions reinvested	4,321	8,460	5,288	13,551
Shares redeemed	(118,966)	(186,910)	(219,546)	(598,603)
Net Increase (Decrease) in Shares Outstanding	(10,518)	(67,990)	(45,567)	(215,726)

[a]

During the period ended February 29, 2024, 81,787 Class M shares representing $936,657 were exchanged for 81,884 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 97,187 Class M shares representing $1,154,885 were exchanged for 97,217 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2023, 76,414 Class M shares representing $866,426 were exchanged for 76,523 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 368,266 Class M shares representing $4,426,906 were exchanged for 368,412 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	1,193,345	2,502,313	32,794,101	63,330,326
Net realized gain (loss) on investments	(321,947)	(1,145,906)	(8,777,563)	(2,019,962)
Net change in unrealized appreciation (depreciation) on investments	2,611,457	748,066	72,864,271	(28,078,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,482,855	2,104,473	96,880,809	33,231,524
Distributions ($):
Distributions to shareholders:
Class M	(1,090,074)	(2,310,284)	(31,197,111)	(79,516,826)
Investor Shares	(97,239)	(184,932)	(865,864)	(2,761,398)
Total Distributions	(1,187,313)	(2,495,216)	(32,062,975)	(82,278,224)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	12,989,453	41,292,625	386,118,186	818,904,327
Investor Shares	1,580,600	291,189	20,555,934	39,295,929
Distributions reinvested:
Class M	149,555	333,577	6,524,077	21,093,576
Investor Shares	90,838	172,305	742,580	2,347,675
Cost of shares redeemed:
Class M	(27,598,689)	(54,826,532)	(543,520,674)	(926,871,982)
Investor Shares	(1,549,166)	(1,277,338)	(18,988,056)	(62,787,392)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(14,337,409)	(14,014,174)	(148,567,953)	(108,017,867)
Total Increase (Decrease) in Net Assets	(12,041,867)	(14,404,917)	(83,750,119)	(157,064,567)
Net Assets ($):
Beginning of Period	107,824,970	122,229,887	1,969,811,490	2,126,876,057
End of Period	95,783,103	107,824,970	1,886,061,371	1,969,811,490
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,266,758	4,056,740	31,731,408	67,396,392
Shares issued for distributions reinvested	14,626	32,712	539,481	1,748,833
Shares redeemed	(2,713,009)	(5,401,366)	(45,119,838)	(76,852,149)
Net Increase (Decrease) in Shares Outstanding	(1,431,625)	(1,311,914)	(12,848,949)	(7,706,924)
Investor Shares[a]
Shares sold	155,306	28,290	1,690,749	3,248,669
Shares issued for distributions reinvested	8,861	16,865	61,283	194,533
Shares redeemed	(151,474)	(124,584)	(1,564,134)	(5,188,410)
Net Increase (Decrease) in Shares Outstanding	12,693	(79,429)	187,898	(1,745,208)

[a]

During the period ended February 29, 2024, 152,331 Class M shares representing $1,550,177 were exchanged for 152,226 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 1,389,274 Class M shares representing $16,862,712 were exchanged for 1,388,835 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2023, 27,699 Class M shares representing $284,948 were exchanged for 27,687 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,763,511 Class M shares representing $33,405,943 were exchanged for 2,762,653 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.70		12.75	14.23	14.09	14.04	13.29
Investment Operations:
Net investment income[a]	.17		.32	.27	.28	.30	.33
Net realized and unrealized gain (loss) on investments	.34		(.05)	(1.41)	.19	.05	.75
Total from Investment Operations	.51		.27	(1.14)	.47	.35	1.08
Distributions:
Dividends from net investment income	(.17)		(.32)	(.27)	(.28)	(.30)	(.33)
Dividends from net realized gain on investments	-		-	(.07)	(.05)	-	-
Total Distributions	(.17)		(.32)	(.34)	(.33)	(.30)	(.33)
Net asset value, end of period	13.04		12.70	12.75	14.23	14.09	14.04
Total Return (%)	4.04	[b]	2.13	(8.14)	3.34	2.54	8.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	[c]	.52	.50	.50	.50	.50
Ratio of net expenses to average net assets	.52	[c]	.52	.50	.50	.50	.50
Ratio of net investment income to average net assets	2.68	[c]	2.51	1.99	1.95	2.16	2.45
Portfolio Turnover Rate	25.43	[b]	80.75	65.37	46.51	45.62	61.91
Net Assets, end of period ($ x 1,000)	1,900,247		1,861,356	2,163,888	2,740,368	2,585,034	2,498,913

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Investor Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.69		12.73	14.22	14.07	14.02	13.28
Investment Operations:
Net investment income[a]	.15		.29	.24	.24	.27	.30
Net realized and unrealized gain (loss) on investments	.33		(.04)	(1.43)	.20	.04	.74
Total from Investment Operations	.48		.25	(1.19)	.44	.31	1.04
Distributions:
Dividends from net investment income	(.15)		(.29)	(.23)	(.24)	(.26)	(.30)
Dividends from net realized gain on investments	-		-	(.07)	(.05)	-	-
Total Distributions	(.15)		(.29)	(.30)	(.29)	(.26)	(.30)
Net asset value, end of period	13.02		12.69	12.73	14.22	14.07	14.02
Total Return (%)	3.84	[b]	1.96	(8.45)	3.16	2.29	7.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	[c]	.77	.75	.75	.75	.75
Ratio of net expenses to average net assets	.77	[c]	.77	.75	.75	.75	.75
Ratio of net investment income to average net assets	2.43	[c]	2.26	1.74	1.70	1.92	2.22
Portfolio Turnover Rate	25.43	[b]	80.75	65.37	46.51	45.62	61.91
Net Assets, end of period ($ x 1,000)	57,469		49,335	60,734	94,980	63,920	51,184

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.41		12.40	12.94	12.95	12.91	12.71
Investment Operations:
Net investment income[a]	.12		.19	.13	.14	.17	.18
Net realized and unrealized gain (loss) on investments	.16		.02	(.54)	(.01)	.04	.20
Total from Investment Operations	.28		.21	(.41)	.13	.21	.38
Distributions:
Dividends from net investment income	(.12)		(.20)	(.13)	(.14)	(.17)	(.18)
Net asset value, end of period	12.57		12.41	12.40	12.94	12.95	12.91
Total Return (%)	2.24	[b]	1.68	(3.17)	1.03	1.64	3.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[c]	.53	.51	.51	.51	.50
Ratio of net expenses to average net assets	.44	[c]	.44	.44	.48	.51	.50
Ratio of net investment income to average net assets	1.93	[c]	1.57	1.05	1.10	1.34	1.44
Portfolio Turnover Rate	47.55	[b]	101.11	92.90	66.89	92.41	128.58
Net Assets, end of period ($ x 1,000)	388,138		454,866	877,683	894,027	1,043,840	1,129,486

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Investor Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.40		12.39	12.93	12.94	12.90	12.70
Investment Operations:
Net investment income[a]	.10		.16	.10	.11	.14	.15
Net realized and unrealized gain (loss) on investments	.16		.02	(.54)	(.01)	.04	.20
Total from Investment Operations	.26		.18	(.44)	.10	.18	.35
Distributions:
Dividends from net investment income	(.10)		(.17)	(.10)	(.11)	(.14)	(.15)
Net asset value, end of period	12.56		12.40	12.39	12.93	12.94	12.90
Total Return (%)	2.11	[b]	1.43	(3.42)	.78	1.39	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.78	.76	.76	.76	.75
Ratio of net expenses to average net assets	.69	[c]	.69	.69	.73	.76	.75
Ratio of net investment income to average net assets	1.68	[c]	1.32	.80	.85	1.09	1.20
Portfolio Turnover Rate	47.55	[b]	101.11	92.90	66.89	92.41	128.58
Net Assets, end of period ($ x 1,000)	13,768		15,810	20,468	18,734	13,965	14,608
a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.28		11.32	12.69	12.65	12.61	11.95
Investment Operations:
Net investment income[a]	.14		.26	.24	.24	.27	.29
Net realized and unrealized gain (loss) on investments	.30		(.04)	(1.26)	.12	.06	.66
Total from Investment Operations	.44		.22	(1.02)	.36	.33	.95
Distributions:
Dividends from net investment income	(.14)		(.26)	(.24)	(.24)	(.27)	(.29)
Dividends from net realized gain on investments	-		-	(.11)	(.08)	(.02)	-
Total Distributions	(.14)		(.26)	(.35)	(.32)	(.29)	(.29)
Net asset value, end of period	11.58		11.28	11.32	12.69	12.65	12.61
Total Return (%)	3.91	[b]	1.98	(8.18)	2.91	2.68	8.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.79	.73	.71	.72	.70
Ratio of net expenses to average net assets	.59	[c]	.59	.59	.66	.71	.70
Ratio of net investment income to average net assets	2.48	[c]	2.34	2.02	1.93	2.15	2.41
Portfolio Turnover Rate	31.40	[b]	109.86	66.46	47.09	51.36	69.91
Net Assets, end of period ($ x 1,000)	88,883		80,208	109,376	186,186	183,861	191,702

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Investor Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.27		11.31	12.67	12.63	12.59	11.93
Investment Operations:
Net investment income[a]	.13		.24	.21	.21	.24	.26
Net realized and unrealized gain (loss) on investments	.28		(.05)	(1.25)	.12	.06	.66
Total from Investment Operations	.41		.19	(1.04)	.33	.30	.92
Distributions:
Dividends from net investment income	(.12)		(.23)	(.21)	(.21)	(.24)	(.26)
Dividends from net realized gain on investments	-		-	(.11)	(.08)	(.02)	-
Total Distributions	(.12)		(.23)	(.32)	(.29)	(.26)	(.26)
Net asset value, end of period	11.56		11.27	11.31	12.67	12.63	12.59
Total Return (%)	3.69	[b]	1.72	(8.34)	2.65	2.43	7.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	[c]	1.04	.98	.96	.97	.95
Ratio of net expenses to average net assets	.84	[c]	.84	.84	.91	.97	.95
Ratio of net investment income to average net assets	2.23	[c]	2.09	1.77	1.68	1.90	2.15
Portfolio Turnover Rate	31.40	[b]	109.86	66.46	47.09	51.36	69.91
Net Assets, end of period ($ x 1,000)	4,918		4,913	5,698	9,218	9,255	8,063

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2023		2022	2021	2020		2019
Per Share Data ($):
Net asset value, beginning of period	11.98		11.99		13.25	13.12	13.12		12.40
Investment Operations:
Net investment income[a]	.14		.27		.25	.25	.27		.29
Net realized and unrealized gain (loss) on investments	.32		.00	[b,c]	(1.26)	.13	(.00)	[b]	.72
Total from Investment Operations	.46		.27		(1.01)	.38	.27		1.01
Distributions:
Dividends from net investment income	(.14)		(.28)		(.24)	(.25)	(.27)		(.29)
Dividends from net realized gain on investments	-		-		(.01)	-	-		-
Total Distributions	(.14)		(.28)		(.25)	(.25)	(.27)		(.29)
Net asset value, end of period	12.30		11.98		11.99	13.25	13.12		13.12
Total Return (%)	3.89	[d]	2.27		(7.69)	2.89	2.10		8.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	[e]	.58		.54	.54	.54		.53
Ratio of net expenses to average net assets	.58	[e]	.57		.54	.54	.54		.53
Ratio of net investment income to average net assets	2.41	[e]	2.30		1.94	1.87	2.08		2.32
Portfolio Turnover Rate	32.34	[d]	102.77		49.94	32.82	52.29		80.68
Net Assets, end of period ($ x 1,000)	169,568		172,978		253,744	341,935	312,356		316,364

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Not annualized.

e Annualized.

See notes to financial statements.

	Investor Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2023	2022	2021	2020		2019
Per Share Data ($):
Net asset value, beginning of period	11.98		11.99	13.24	13.11	13.11		12.40
Investment Operations:
Net investment income[a]	.13		.25	.22	.21	.24		.26
Net realized and unrealized gain (loss) on investments	.31		(.01)	(1.25)	.13	(.00)	[b]	.71
Total from Investment Operations	.44		.24	(1.03)	.34	.24		.97
Distributions:
Dividends from net investment income	(.13)		(.25)	(.21)	(.21)	(.24)		(.26)
Dividends from net realized gain on investments	-		-	(.01)	-	-		-
Total Distributions	(.13)		(.25)	(.22)	(.21)	(.24)		(.26)
Net asset value, end of period	12.29		11.98	11.99	13.24	13.11		13.11
Total Return (%)	3.68	[c]	2.01	(7.85)	2.56	1.92		7.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	[d]	.83	.79	.79	.79		.78
Ratio of net expenses to average net assets	.83	[d]	.82	.79	.79	.79		.78
Ratio of net investment income to average net assets	2.16	[d]	2.05	1.69	1.62	1.83		2.08
Portfolio Turnover Rate	32.34	[c]	102.77	49.94	32.82	52.29		80.68
Net Assets, end of period ($ x 1,000)	7,231		7,593	10,185	11,680	8,253		7,437

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.20		10.22	11.52	11.35	11.53	10.91
Investment Operations:
Net investment income[a]	.12		.24	.20	.21	.24	.26
Net realized and unrealized gain (loss) on investments	.27		(.02)	(1.18)	.25	(.11)	.63
Total from Investment Operations	.39		.22	(.98)	.46	.13	.89
Distributions:
Dividends from net investment income	(.12)		(.24)	(.20)	(.21)	(.24)	(.26)
Dividends from net realized gain on investments	-		-	(.12)	(.08)	(.07)	(.01)
Total Distributions	(.12)		(.24)	(.32)	(.29)	(.31)	(.27)
Net asset value, end of period	10.47		10.20	10.22	11.52	11.35	11.53
Total Return (%)	3.89	[b]	2.14	(8.67)	4.07	1.20	8.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	[c]	.78	.74	.72	.73	.72
Ratio of net expenses to average net assets	.59	[c]	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.44	[c]	2.31	1.82	1.82	2.12	2.35
Portfolio Turnover Rate	37.77	[b]	86.42	67.51	64.18	79.52	90.17
Net Assets, end of period ($ x 1,000)	86,804		99,203	112,781	152,246	150,490	148,558

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Investor Shares
)	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.21		10.22	11.53	11.36	11.54	10.92
Investment Operations:
Net investment income[a]	.11		.21	.17	.18	.21	.23
Net realized and unrealized gain (loss) on investments	.26		(.01)	(1.19)	.25	(.11)	.63
Total from Investment Operations	.37		.20	(1.02)	.43	.10	.86
Distributions:
Dividends from net investment income	(.11)		(.21)	(.17)	(.18)	(.21)	(.23)
Dividends from net realized gain on investments	-		-	(.12)	(.08)	(.07)	(.01)
Total Distributions	(.11)		(.21)	(.29)	(.26)	(.28)	(.24)
Net asset value, end of period	10.47		10.21	10.22	11.53	11.36	11.54
Total Return (%)	3.66	[b]	1.98	(8.98)	3.81	.95	8.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	[c]	1.03	.99	.97	.98	.97
Ratio of net expenses to average net assets	.84	[c]	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.19	[c]	2.07	1.58	1.57	1.88	2.11
Portfolio Turnover Rate	37.77	[b]	86.42	67.51	64.18	79.52	90.17
Net Assets, end of period ($ x 1,000)	8,979		8,621	9,449	11,385	10,509	11,051

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.03		12.28	14.10	13.52	13.70	13.12
Investment Operations:
Net investment income[a]	.21		.42	.36	.36	.40	.43
Net realized and unrealized gain (loss) on investments	.45		(.11)	(1.80)	.58	(.17)	.57
Total from Investment Operations	.66		.31	(1.44)	.94	.23	1.00
Distributions:
Dividends from net investment income	(.21)		(.41)	(.36)	(.36)	(.41)	(.42)
Dividends from net realized gain on investments	-		(.15)	(.02)	-	-	(.00)	[b]
Total Distributions	(.21)		(.56)	(.38)	(.36)	(.41)	(.42)
Net asset value, end of period	12.48		12.03	12.28	14.10	13.52	13.70
Total Return (%)	5.55	[c]	2.60	(10.38)	7.05	1.79	7.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	[d]	.75	.65	.65	.69	.73
Ratio of net expenses to average net assets	.70	[d]	.75	.65	.65	.69	.73
Ratio of interest and expense related to inverse floater notes issued to average net assets	.03	[d]	.08	-	-	.04	.08
Ratio of net investment income to average net assets	3.56	[d]	3.45	2.70	2.61	3.02	3.22
Portfolio Turnover Rate	27.19	[c]	72.98	57.75	52.25	75.12	72.96
Net Assets, end of period ($ x 1,000)	1,828,683		1,916,777	2,051,296	2,568,933	2,187,170	1,918,499

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

	Investor Shares
	Six Months Ended
	February 29, 2024		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.04		12.29	14.11	13.53	13.70	13.13
Investment Operations:
Net investment income[a]	.20		.39	.33	.33	.38	.39
Net realized and unrealized gain (loss) on investments	.44		(.11)	(1.81)	.58	(.18)	.57
Total from Investment Operations	.64		.28	(1.48)	.91	.20	.96
Distributions:
Dividends from net investment income	(.19)		(.38)	(.32)	(.33)	(.37)	(.39)
Dividends from net realized gain on investments	-		(.15)	(.02)	-	-	(.00)	[b]
Total Distributions	(.19)		(.53)	(.34)	(.33)	(.37)	(.39)
Net asset value, end of period	12.49		12.04	12.29	14.11	13.53	13.70
Total Return (%)	5.50	[c]	2.26	(10.60)	6.78	1.54	7.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[d]	1.00	.90	.90	.94	.98
Ratio of net expenses to average net assets	.96	[d]	1.00	.90	.90	.94	.98
Ratio of interest and expense related to inverse floater notes issued to average net assets	.03	[d]	.08	-	-	.04	.08
Ratio of net investment income to average net assets	3.31	[d]	3.20	2.45	2.36	2.77	2.97
Portfolio Turnover Rate	27.19	[c]	72.98	57.75	52.25	75.12	72.96
Net Assets, end of period ($ x 1,000)	57,378		53,035	75,580	103,130	55,217	63,551

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of eighteen series, including the following diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following below summarizes the inputs used as of February 29, 2024 in valuing each fund’s investments:

BNY Mellon National Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	1,962,039,594	-	1,962,039,594
Liabilities ($)
Other Financial Instruments:
Futures††	(30,828)	-	-	(30,828)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	394,105,006	-	394,105,006
U.S. Treasury Securities	-	9,920,898	-	9,920,898

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	92,530,258	-	92,530,258

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	175,094,097	-	175,094,097

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	94,900,427	-	94,900,427

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Municipal Opportunities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	10,222,166	-	10,222,166
Municipal Securities	-	1,882,209,048	-	1,882,209,048
Liabilities ($)
Other Financial Instruments:
Futures†††	(207,986)	-	-	(207,986)
Inverse Floater Notes††	-	(13,505,000)	-	(13,505,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the funds’ investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which each fund invests may have an impact on the funds’ share price. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

State-Specific Risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund is subject to the risk that Pennsylvania’s economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund is subject to the risk that New York’s economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the relevant fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the relevant fund’s use of derivatives may result in losses to the relevant fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the relevant fund will not correlate with the underlying assets or the relevant fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2024, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2024, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 1 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2023.

Table 2 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 1—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Intermediate Municipal Bond Fund	28,013,244	22,528,868	50,542,112
BNY Mellon National Short-Term Municipal Bond Fund	3,313,665	8,677,625	11,991,290
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	1,107,882	635,147	1,743,029
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	794,778	5,012,887	5,807,665
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	1,097,461	2,553,779	3,651,240

† These capital losses can be carried forward for an unlimited period.

Table 2—Tax Character of Distributions Paid
	2023
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	47,065,942	8,013	-
BNY Mellon National Short-Term Municipal Bond Fund	9,596,567	156,093	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2,099,808	151	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	4,341,661	11,145	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,495,216	-	-
BNY Mellon Municipal Opportunities Fund	61,908,903	7,769,617	12,599,704

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $120 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the funds did not borrow under the Facilities.

NOTE 3—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, ..50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon National Short-Term Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44% of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $230,616 during the period ended February 29, 2024.

For BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $95,886 during the period ended February 29, 2024.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $99,357 during the period ended February 29, 2024.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or dealers and other financial institutions) with respect to these services. Table 3 summarizes the amounts Investor shares were charged during the period ended February 29, 2024, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$64,475
BNY Mellon National Short-Term Municipal Bond Fund	18,949
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,011
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9,469
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11,147
BNY Mellon Municipal Opportunities Fund	67,027

The funds have arrangements with the BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Table 4—Transfer Agent Fees
Transfer Agent Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	(1,149)
BNY Mellon National Short-Term Municipal Bond Fund	(320)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(191)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(428)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(945)
BNY Mellon Municipal Opportunities Fund	(557)

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 5 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 5.

Table 5—Custodian Fees
	Custodian Fees ($)	Custodian Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	19,966	(19,966)
BNY Mellon National Short-Term Municipal Bond Fund	7,577	(7,577)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	3,503	(2,903)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	3,173	(3,173)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,590	(2,590)
BNY Mellon Municipal Opportunities Fund	20,442	(20,442)

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2024 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—BNY Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$131
BNY Mellon National Short-Term Municipal Bond Fund	35
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	19
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	54
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	149
BNY Mellon Municipal Opportunities Fund	61

During the period ended February 29, 2024, each fund was charged $6,976 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 7 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended February 29, 2024.

Table 7—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agent Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	542,293	213,274	10,862	4,418	2,103	22	-
BNY Mellon National Short-Term Municipal Bond Fund	112,264	44,151	2,678	5,200	2,103	6	(35,356)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	36,925	10,165	933	1,800	2,103	3	(15,631)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	48,436	19,049	1,419	2,400	2,103	9	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	37,533	10,167	1,789	2,075	2,103	23	(14,768)
BNY Mellon Municipal Opportunities Fund	738,660	203,351	11,278	12,000	2,103	11	-

Table 8—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	488,662,715	480,860,821
BNY Mellon National Short-Term Municipal Bond Fund	203,848,222	276,372,373
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	33,044,361	28,118,924
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	56,130,438	64,872,541
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	37,242,104	50,055,944
BNY Mellon Municipal Opportunities Fund	500,684,802	621,616,713

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2024, was approximately $16,807,940, with a related weighted average annualized interest rate of 3.46%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. Each fund, with the exception of the BNY Mellon Municipal Opportunities Fund, is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of each fund’s net assets, and is subject to certain reporting requirements.

BNY Mellon Municipal Opportunities Fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund. Each type of derivative instrument that was held by each relevant fund during the period ended February 29, 2024 is discussed below.

Futures: In the normal course of pursuing their investment objective, each relevant fund exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 29, 2024 are set forth in the each relevant fund’s Statements of Investments.

Table 9 summarizes each fund’s average market value of derivatives outstanding during the period ended February 29, 2024.

Table 9—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	18,673,125
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	649,179
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	1,298,357
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	730,326
BNY Mellon Municipal Opportunities Fund Interest rate futures	100,327,736

Table 10 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 29, 2024.

At February 29, 2024, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross (Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	25,248,452	50,128,256	(24,879,804)
BNY Mellon National Short-Term Municipal Bond Fund	897,745	6,323,084	(5,425,339)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	999,980	2,535,757	(1,535,777)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	1,338,460	5,931,054	(4,592,594)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	825,653	3,558,507	(2,732,854)
BNY Mellon Municipal Opportunities Fund	32,370,767	112,126,294	(79,755,527)

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation	MFTSA0224-MB

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: April 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: April 19, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 22, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)